                                                     Registration Nos. 333-17217
                                                                       811-07953

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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 2004
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     /x/

         Pre-Effective Amendment No.                                        / /
         Post-Effective Amendment No. 30                                    /x/
                                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             /x/

         Amendment No. 32                                                   /x/
                        (Check appropriate box or boxes)

                                EQ ADVISORS TRUST

                              (formerly 787 Trust)
               (Exact name of registrant as specified in charter)

                           1290 Avenue of the Americas
                            New York, New York 10104

                    (Address of principal executive offices)

Registrant's Telephone Number, including area code: (212) 554-1234

                  Peter D. Noris, Executive Vice President and
                            Chief Investment Officer

            The Equitable Life Assurance Society of the United States
                           1290 Avenue of the Americas

                            New York, New York 10104
                     (Name and address of agent for service)

                  Please send copies of all communications to:

                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                           Washington, D.C. 20036-1800

It is proposed that this filing will become effective:

____immediately upon filing pursuant to paragraph (b)
 X  on April 29, 2004 pursuant to paragraph (b)
----
____60 days after filing pursuant to paragraph (a)
____on (date) pursuant to paragraph (a) of Rule 485
____75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

 X  This post-effective amendment designates a new effective date for a
----previously filed post-effective amendment

                                EQ ADVISORS TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Class IA and Class IB Prospectuses of EQ Advisors Trust, each dated May 1, 2004 and Statement of Additional Information of
                  EQ Advisors Trust, dated May 1, 2004

                  Part C - Other Information

                  Signature Page

                  Exhibits

EQ Advisors TrustSM

Prospectus dated May 1, 2004

This Prospectus describes thirty (30) Portfolios* offered by EQ Advisors Trust and the Class IA shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Domestic Stock Portfolios	International Stock Portfolios

EQ/Alliance Common Stock

EQ/Alliance Growth and Income

EQ/Alliance Premier Growth

EQ/Alliance Small Cap Growth

EQ/Bernstein Diversified Value

EQ/Calvert Socially Responsible

EQ/Capital Guardian Research

EQ/Capital Guardian U.S. Equity

EQ/Equity 500 Index

EQ/Evergreen Omega

EQ/FI Mid Cap

EQ/FI Small/Mid Cap Value

EQ/Janus Large Cap Growth

EQ/Lazard Small Cap Value

EQ/Marsico Focus

EQ/Mercury Basic Value Equity

EQ/MFS Emerging Growth Companies

EQ/MFS Investors Trust

EQ/Putnam Growth & Income Value

EQ/Putnam Voyager

EQ/Small Company Index

EQ/Technology**

EQ/Alliance International

EQ/Capital Guardian International

EQ/Emerging Markets Equity

EQ/Mercury International Value

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities

EQ/Alliance Quality Bond

EQ/J.P. Morgan Core Bond

EQ/Money Market

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
**	Subject to shareholder approval, we anticipate that the EQ/Technology Portfolio (the “replaced portfolio”) will be reorganized into the AXA Premier VIP Technology Portfolio, on or about May 14, 2004. After the reorganization, the replaced portfolio will no longer be available.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Class IA-Master

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA shares of thirty (30) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolio, except for the EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio, which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable”), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In such circumstances, shareholders would receive notice of such action.

Effective on or about September 7, 2004, subject to regulatory approval, the name “The Equitable Life Assurance Society of the United States” is anticipated to be changed to “AXA Equitable Life Insurance Company.” When the name change becomes effective, all references in any current prospectus or prospectus supplement to “The Equitable Life Assurance Society of the United States,“ “Equitable Life,” or “Equitable” will become references to “AXA Equitable Life Insurance Company.”

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The EQ/Alliance Common Stock, EQ/Small Cap Growth, EQ/Capital Guardian U.S. Equity, EQ/Equity 500 Index, EQ/FI Mid Cap, EQ/FI Small/Mid Cap Value, EQ/Janus Large Cap Growth, EQ/Lazard Small Cap Value, EQ/Mercury Basic Value Equity, EQ/Small Company Index, EQ/Technology, EQ/Capital Guardian International, EQ/Emerging Markets Equity, EQ/Alliance Intermediate Government Securities, EQ/Alliance Quality Bond, EQ/J.P. Morgan Core Bond, and EQ/Money Market Portfolios each also have a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. The EQ/Mercury International Value Portfolio also has a policy that it will invest 80% of its net assets in a particular type of investment. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio (other than the EQ/Equity 500 Index, EQ/Small Company Index and EQ/Money Market Portfolios) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.
•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Domestic Stock Portfolios

EQ/Alliance Common Stock Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Adviser believes will share in the growth of the economy over a long-term period.

The Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts may be invested in stocks that are traded over-the-counter. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio invests in both growth-oriented and value-oriented stocks of companies of any size. By combining growth and value in a single portfolio, the Adviser seeks to smooth performance over time and to ensure that premiums are driven by security selection. The Adviser seeks to invest the growth portion of the Portfolio in companies with strong business models and market positions that offer the prospect of sustained, superior earnings growth. Relying on a bottom-up stock selection process driven by fundamental research, the Adviser seeks to identify such companies at an early stage. The Adviser seeks to invest the value portion of the Portfolio in companies that are trading at a discount to their long-term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Adviser relies on a disciplined stock selection process that combines fundamental research and financial forecasts to seek to identify such companies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

28.39% (1998 4th Quarter)	–19.29% (2002 2nd Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years

EQ/Alliance Common Stock Portfolio — Class IA Shares	49.89%	–0.69%	10.03%

S&P 500 Index*	28.68%	–0.57%	11.07%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	5

Domestic Stock Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Common Stock Portfolio	Class IA Shares

Management Fee	0.48%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses*	0.54%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.52%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$55

3 Years	$173

5 Years	$302

10 Years	$677

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit.

6	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Growth and Income Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of “blue chip” companies, although the Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. “Blue chip” issuers are those:

•	that have a market capitalization of at least $1 billion;

•	whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody’s (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

The Portfolio may also invest in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (so-called “junk bonds”) (i.e., rated BB or lower by S&P or Ba or lower by Moody’s) or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bond and Lower Rated Securities Risk

•	Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

26.29% (1998 4th Quarter)	–17.09% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	7

Domestic Stock Portfolios (continued)

Average Annual Total Returns

	One Year	Five Years	Ten Years

EQ/Alliance Growth and Income Portfolio — Class IA Shares	30.72%	5.66%	11.57%

Russell 1000 Value Index*	30.03%	3.56%	11.88%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Growth and Income Portfolio	Class IA Shares

Management Fee	0.57%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses*	0.63%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.60%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$64

3 Years	$202

5 Years	$351

10 Years	$786

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital has approximately $475 billion in assets under management.

Paul Rissman and Aryeh Glatter are principally responsible for the day-to-day management of the Portfolio. Mr. Rissman, an Executive Vice President of Alliance Capital, has been associated with Alliance Capital since 1989. Mr. Glatter, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1993.

8	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Premier Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), however it is still relatively concentrated. The Adviser selects the Portfolio’s investments from a research universe of more than 500 companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio generally becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio generally becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period):	Worst quarter (% and time period):

11.62% (2003 2nd Quarter)	–19.69% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	9

Domestic Stock Portfolios (continued)

Average Annual Total Returns

	One year	Since Inception

EQ/Alliance Premier Growth Portfolio — Class IA Shares	23.67%	–9.31%

Russell 1000 Growth Index*	29.75%	–6.73%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Premier Growth Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.95%

Less Fee Waiver/Expense Reimbursement*	0.04%

Net Total Annual Portfolio Operating Expenses**	0.91%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.90%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$93

3 Years	$299

5 Years	$521

10 Years	$1,162

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003 Alliance Capital had approximately $475 billion in assets under management.

Thomas G. Kamp is responsible for the day-to-day management of the Portfolio. Mr. Kamp has been a portfolio manager for the Portfolio since April 1, 2003. He is a Senior Vice President of Alliance Capital and has been with Alliance since 1993.

10	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Small Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase). The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for one year, five years, and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad- based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

28.16% (1999 4th Quarter)	–28.07% (1998 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Alliance Small Cap Growth Portfolio — Class IA Shares	41.35%	4.62%	6.48%

Russell 2500 Growth Index*	46.31%	3.83%	6.61%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	11

Domestic Stock Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Small Cap Growth Portfolio	Class IA Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.82%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.78%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$84

3 Years	$262

5 Years	$455

10 Years	$1,014

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Bruce Aronow is responsible for the day-to-day management of the Portfolio. Mr. Aronow is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since January 1999.

12	About the investment portfolios	EQ Advisors Trust

EQ/Bernstein Diversified Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody’s.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

23.25% (1998 4th Quarter)	–18.20% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Bernstein Diversified Value Portfolio — Class IA Shares	29.07%	3.20%	5.78%

Russell 1000 Value Index**	30.03%	3.56%	5.49%

*	For periods prior to the inception of Class IA shares (May 18, 2001), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	13

Domestic Stock Portfolios (continued)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Bernstein Diversified Value Portfolio	Class IA Shares

Management Fee	0.64%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.70%

Less Fee Waiver/Expense Reimbursement*	– %

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$72

3 Years	$224

5 Years	$390

10 Years	$871

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit (“Bernstein”) manages the Portfolio. As of December 31, 2003 Alliance Capital had $475 billion in assets under management.

Bernstein’s field of expertise is the value style of investment management. Bernstein’s approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security’s current price and its normal or long-term earnings power as determined by its investment research.

Marilyn G. Fedak and Ranji Nagaswami are principally responsible for the day-to-day management of the Portfolio. Ms. Fedak is an Executive Vice President of Alliance, Head of Bernstein Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities. Ms. Nagaswami, a Senior Vice President and member of the U.S. Value Equities Investment Policy Group and Risk Investment Policy Group since 2001, joined Bernstein in 1999.

14	About the investment portfolios	EQ Advisors Trust

EQ/Calvert Socially Responsible Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. The financial analysis is done by Brown Capital’s Mid/large Investment team. Calvert’s in-house Social Research Department conducts the analysis of each company’s societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of “doing the right thing,” it also makes good business sense.

For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

Investment Criteria: Brown Capital’s investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

Social Criteria: Calvert analyzes investments from a social perspective. Calvert’s in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of wh at a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:

•	deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

•	manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

•	negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

•	foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

•	production of or the manufacture of equipment to produce nuclear energy;

•	business activities in support of repressive regimes;

•	manufacture of weapon systems;

•	manufacture of alcoholic beverages or tobacco products;

•	operation of gambling casinos; or

•	a pattern and practice of violating the rights of indigenous people.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Growth Investing Risk

•	Mid-Cap Company Risk

EQ Advisors Trust	About the investment portfolios	15

Domestic Stock Portfolios (continued)

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

16.09% (2001 4th Quarter)	–20.04% (2001 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Calvert Socially Responsible Portfolio — Class IA Shares	28.40%	–4.93%

Russell 3000 Index**	31.06%	–1.27%

*	For periods prior to the inception of Class IA shares (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on September 1, 1999.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Calvert Socially Responsible Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.55%

Total Annual Portfolio Operating Expenses	1.20%

Less Fee Waiver/Expense Reimbursement*	0.40%

Net Total Annual Portfolio Operating Expenses**	0.80%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.75%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$82

3 Years	$340

5 Years	$619

10 Years	$1,414

WHO MANAGES THE PORTFOLIO

Calvert Asset Management Company, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio’s investments. As of December 31, 2003, Calvert had $9.5 billion in assets under management.

16	About the investment portfolios	EQ Advisors Trust

Brown Capital Management, Inc. (“Brown Capital”), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital is the investment manager for other mutual fund portfolios. As of December 31, 2003, Brown Capital had $5.5 billion in assets under management. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio’s social criteria.

Eddie C. Brown, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 25 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company.

EQ Advisors Trust	About the investment portfolios	17

Domestic Stock Portfolios (continued)

EQ/Capital Guardian Research Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks long term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter:	Worst quarter:

16.14% (2003 2nd Quarter)	–18.26% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Capital Guardian Research Portfolio —Class IA Shares	31.55%	2.01%

S&P 500 Index**	28.68%	–2.44%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on May 1, 1999.

**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian Research Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.72%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	0.70%

18	About the investment portfolios	EQ Advisors Trust

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.68%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$71

3 Years	$228

5 Years	$399

10 Years	$892

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2003, Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	19

Domestic Stock Portfolios (continued)

EQ/Capital Guardian U.S. Equity Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser seeks to accomplish the Portfolio’s investment objective through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation and to a lesser degree, income. The Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

18.53% (2003 2nd Quarter)	–19.30% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Capital Guardian U.S. Equity Portfolio — Class IA Shares	36.72%	2.01%

S&P 500 Index**	28.68%	–2.44%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on May 1, 1999.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

20	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian U.S. Equity Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.72%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.68%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$71

3 Years	$228

5 Years	$399

10 Years	$892

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2003 Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	21

Domestic Stock Portfolios (continued)

EQ/Equity 500 Index Portfolio

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will hold all 500 securities in the S&P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

21.15% (1998 4th Quarter)	–17.26% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Equity 500 Index Portfolio — Class IA Shares	28.14%	–0.90%	10.79%

S&P 500 Index*	28.68%	–0.57%	11.26%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

22	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Equity 500 Index Portfolio	Class IA Shares

Management Fee	0.25%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.31%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$32

3 Years	$100

5 Years	$174

10 Years	$393

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

EQ Advisors Trust	About the investment portfolios	23

Domestic Stock Portfolios (continued)

EQ/Evergreen Omega Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

Although not a primary investment strategy, the Portfolio also may invest up to 25% of its total assets in foreign securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) and engage in short sales in order to: (i) maintain the Portfolio’s exposure to the market; (ii) manage cash; or (iii) attempt to increase income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

16.53% (2003 2nd Quarter)	–18.20% (2001 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Evergreen Omega Portfolio — Class IA Shares	38.55%	–3.95%	–3.95%

Russell 1000 Growth Index**	29.75%	–5.12%	–5.12%

*	For periods prior to the inception of Class IA shares (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1999.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase

24	About the investment portfolios	EQ Advisors Trust

fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Evergreen Omega Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.25%

Total Annual Portfolio Operating Expenses	0.90%

Less Fee Waiver/Expense Reimbursement*	0.20%

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.59%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$71

3 Years	$267

5 Years	$478

10 Years	$1,087

WHO MANAGES THE PORTFOLIO

Evergreen Investment Management Company, LLC (“Evergreen”), 200 Berkeley Street, Boston, Massachusetts 02116-5034. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2003 Evergreen had $247 billion in assets under management.

The Portfolio is managed by a team of portfolio management professionals from Evergreen’s Large Cap Core Growth team, with team members responsible for various sectors.

EQ Advisors Trust	About the investment portfolios	25

Domestic Stock Portfolios (continued)

EQ/FI Mid Cap Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio’s assets primarily in equity securities.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in equity securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of the index. The Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations.

The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio engages in active and frequent trading of portfolio securities in seeking to archive its investment objectives. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

20.77% (2003 2nd Quarter)	–22.30% (2001 3rd Quarter)

26	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*

	One Year	Since Inception

EQ/FI Mid Cap Portfolio — Class IA Shares	44.07%	0.57%

S&P MidCap 400 Index**	35.62%	2.59%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by 12b-1 shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on September 1, 2000.
**	For more information on this index, see the following section “More information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/FI Mid Cap Portfolio	Class IA Shares

Management Fee	0.70%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	0.78%

Less Fee Waiver/Expense Reimbursement*	0.03%

Net Total Annual Portfolio Operating Expenses**	0.75%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.63%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$77

3 Years	$246

5 Years	$430

10 Years	$963

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devon-shire Street, Boston, MA 02109. FMR has been the Portfolio’s Adviser since the Portfolio commenced operations FMR may enter into agreements with its affiliates, including FMR Co., Inc., in providing services to the Portfolio. As of December 31, 2003, FMR, including its affiliates, had approximately $799 billion in total assets under management.

Peter Saperstone, a Portfolio Manager with FMR Co., Inc., an affiliate of FMR, is responsible for the day-to-day management of the Portfolio and is a portfolio manager for various Fidelity equity funds. Mr. Saperstone has been associated with FMR from 1995 through 2001 and with FMR Co., Inc. from 2001 to the present.

EQ Advisors Trust	About the investment portfolios	27

Domestic Stock Portfolios (continued)

EQ/FI Small/Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio’s assets primarily in equity securities.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization is above this level after purchase continue to be considered to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with larger market capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called “value” stocks. The Adviser may also invest in stocks that are not called “value” stocks.

The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio’s Class IA shares is November 24, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

16.38% (2003 2nd Quarter)	–19.28% (2002 3rd Quarter)

28	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/FI Small/Mid Cap Value Portfolio — Class IA Shares	33.58%	5.10%	5.52%

Russell 2500 Value Index**	44.93%	11.93%	12.74%

*	Class IA shares commenced operations on November 24, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/FI Small/Mid Cap Value Portfolio	Class IA Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses*	0.85%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.79%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$87

3 Years	$271

5 Years	$471

10 Years	$1,049

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio’s Adviser since July 24, 2000. As of December 31, 2003, FMR, including its affiliates, had approximately $799 billion in total assets under management.

Richard Fentin and James Harmon are responsible for the day-to-day management of the Portfolio. Mr. Fentin is a vice president and manager and has been associated with FMR since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR since 1995.

EQ Advisors Trust	About the investment portfolios	29

Domestic Stock Portfolios (continued)

EQ/Janus Large Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in securities of growth-oriented companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization.

The Adviser may invest substantially all of the Portfolio’s assets in equity securities if the Adviser believes equity securities will appreciate in value. The Portfolio is diversified for purposes of the 1940 Act, however, it may be invested in a limited number of companies.

For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.

The Adviser applies a “bottom-up” approach in choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. The Adviser will seek companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. In addition, the Portfolio may invest up to 20% of the Portfolio’s total assets in lower rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”) or unrated securities of similar quality (“junk bonds”).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Fixed Income Risk

Credit Risk

Junk Bond and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

14.84% (2001 4th Quarter)	–24.28% (2001 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Janus Large Cap Growth Portfolio — Class IA Shares	26.05%	–15.50%

Russell 1000 Growth Index**	29.75%	–17.44%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on September 1, 2000.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

30	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Janus Large Cap Growth Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	0.99%

Less Fee Waiver/Expense Reimbursement*	0.09%

Net Total Annual Portfolio Operating Expenses	0.90%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$92

3 Years	$306

5 Years	$538

10 Years	$1,204

WHO MANAGES THE PORTFOLIO

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4928. Janus has been the Adviser to the Portfolio since it commenced operations. Janus manages investment companies, private-label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2003, Janus had $151.5 billion in assets under management.

Marc Pinto, a Portfolio Manager with Janus, is responsible for the day-to-day management of the Portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been associated with Janus since 1994.

EQ Advisors Trust	About the investment portfolios	31

Domestic Stock Portfolios (continued)

EQ/Lazard Small Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is non-diversified and, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000) that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The equity securities that the Portfolio may purchase include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants. The Portfolio will have characteristics similar to the Russell 2000 Value Index.

The Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company’s franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company’s business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Focused Portfolio Risk

•	Non-Diversification Risk

•	Small-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

19.36% (1999 2nd Quarter)	–20.17% (1998 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Lazard Small Cap Value Portfolio — Class IA Shares	37.69%	10.96%	7.68%

Russell 2000 Value Index**	46.03%	12.28%	8.92%

*	For periods prior to the inception of Class IA shares (October 2, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shareholders. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

32	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Lazard Small Cap Value Portfolio	Class IA Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.10%

0.85 Total Annual Portfolio Operating Expenses	0.85%

Less Fee Waiver/Expense Reimbursement*	—%

Net Total Annual Portfolio Operating Expenses**	0.85%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 was 0.75%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$87

3 Years	$271

5 Years	$471

10 Years	$1,049

WHO MANAGES THE PORTFOLIO

Lazard Asset Management, LLC (“LAM”), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM and its affiliates provide their clients with a wide variety of investment banking and related services, including investment management. As of December 31, 2003, Lazard had $69 billion in assets under management.

Andrew Lacey and Patrick Mullin are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Lacey, a Managing Director of LAM, has been with LAM since 1995. Mr. Mullin, a Director of LAM, has been with LAM since February 1998.

EQ Advisors Trust	About the investment portfolios	33

Domestic Stock Portfolios (continued)

EQ/Marsico Focus Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio is “non-diversified” and invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.

In selecting investments for the Portfolio, the Adviser uses an approach that combines “top-down” economic analysis with “bottom-up” stock selection. The “top-down” approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser examines such factors as the most attractive investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies that should benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Portfolio, the Adviser focuses on a number of different attributes, including the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity and the ability to generate free cash flow); strong management; and reasonable valuations in the context of projected growth rates. This is called “bottom-up” stock selection.

The Portfolio’s core investments generally are well-known growth companies. However, the Portfolio’s investments also typically include more aggressive growth companies and companies undergoing significant changes, for example, the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Non-Diversification Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

34	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

12.17% (2003 2nd Quarter)	–12.13% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Marsico Focus Portfolio — Class IA Shares	31.48%	12.36%

Russell 1000 Growth Index**	29.75%	–1.31%

*	For periods prior to the inception of Class IA shares (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees. The Class IB shares commenced operations on September 1, 2001.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Marsico Focus Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.97%

Less Fee Waiver/Expense Reimbursement*	0.07%

Net Total Annual Portfolio Operating Expenses**	0.90%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.85%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$92

3 Years	$302

5 Years	$529

10 Years	$1,183

WHO MANAGES THE PORTFOLIO

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico has been the Adviser to the Portfolio since it commenced operations. Marsico is a registered investment adviser formed in 1997. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2003, Marisco had $30.2 billion in assets under management.

Thomas F. Marsico is principally responsible for the day-to-day management of the Portfolio. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager .

EQ Advisors Trust	About the investment portfolios	35

Domestic Stock Portfolios (continued)

EQ/Mercury Basic Value Equity Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities, the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued. The Portfolio also may invest, to a limited extent, in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

18.10% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

36	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Mercury Basic Value Equity Portfolio — Class IA Shares	31.57%	8.99%	10.86%

Russell 1000 Value Index**	30.03%	3.56%	8.73%

*	For periods prior to the inception of Class IA Shares (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees. The Class IB shares commenced operations on May 1, 1997.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Mercury Basic Value Equity Portfolio	Class IA Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.67%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.66%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$68

3 Years	$214

5 Years	$373

10 Years	$835

WHO MANAGES THE PORTFOLIO

Mercury Advisors (“Mercury”), a division of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or its advisory affiliates have been the Adviser to the Portfolio since it commenced operations. Mercury, together with its investment advisory affiliates, is the world’s third-largest asset management firm, with total assets under management of $500 billion as of December 31, 2003. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

Kevin Rendino and Robert J. Martorelli are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been a Managing Director of Mercury since 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997.

EQ Advisors Trust	About the investment portfolios	37

Domestic Stock Portfolios (continued)

EQ/MFS Emerging Growth Companies Portfolio

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

•	early in their life cycle but have the potential to become major enterprises; or

•	are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio’s investments may include securities traded in the over-the-counter markets.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser.

In addition, the Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including those in emerging markets, or in cash and cash equivalents.

The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

Emerging Market Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio’s Class IA shares is November 24, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

53.14% (1999 4th Quarter)	(28.43)% (2001 3rd Quarter)

Average Annual Total Return*

	One Year	Five Years	Since Inception

EQ/MFS Emerging Growth Companies Portfolio — Class IA Shares	29.67%	–4.36%	–1.94%

Russell 3000 Growth Index**	30.97%	–4.69%	3.99%

*	Class IA shares commenced operations on November 24, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

38	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/MFS Emerging Growth Companies Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.72%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.71%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$74

3 Years	$230

5 Years	$401

10 Years	$894

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2003 MFS had $140.3 billion in assets under management.

The Portfolio is managed by a team of portfolio managers.

EQ Advisors Trust	About the investment portfolios	39

Domestic Stock Portfolios (continued)

EQ/MFS Investors Trust Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio also seeks to maintain a portfolio yield equal to approximately 90% of the yield on the S&P 500 Index.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser’s large group of equity research analysts.

The Portfolio may invest up to, and including, 20% of its net assets in foreign securities, including those in emerging markets and depositary receipts, through which it may have exposure to foreign currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

13.47% (2003 2nd Quarter)	–15.36% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/MFS Investors Trust Portfolio — Class IA Shares	22.28%	–2.63%	–2.63%

S&P 500 Index**	28.68%	–0.57%	–0.57%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1999.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

40	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/MFS Investors Trust Portfolio	Class IA Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.11%

Total Annual Portfolio Operating Expenses	0.71%

Less Fee Waiver/Expense Reimbursement*	0.01%

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.69%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$72

3 Years	$226

5 Years	$394

10 Years	$881

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2003, MFS had $140.3 billion in assets under management.

John D. Laupheimer is responsible for the day-to-day management of the Portfolio. Mr. Laupheimer, a Senior Vice President, has been associated with MFS since 1981.

EQ Advisors Trust	About the investment portfolios	41

Domestic Stock Portfolios (continued)

EQ/Putnam Growth & Income Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in investment grade corporate bonds, notes and debentures, preferred stocks and convertible securities (both debt securities and preferred stocks) and U.S. Government securities. It may also invest a portion of its assets in debt securities rated below investment grade (so-called “junk bonds”), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities.

The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio’s investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

    Junk Bond and Lower Rated Securities Risk

•	Foreign Securities Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

17.81% (2003 2nd Quarter)	–18.57% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Putnam Growth & Income Value Portfolio — Class IA Shares	27.04%	0.19%	4.17%

Russell 1000 Value Index**	30.03%	3.56%	8.73%

*	For periods prior to the inception of Class IA shares (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees. The Class IB shares commenced operations on May 1, 1997.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

42	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. . See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Putnam Growth & Income Value Portfolio	Class IA Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses*	0.70%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.68%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$72

3 Years	$224

5 Years	$390

10 Years	$871

WHO MANAGES THE PORTFOLIO

Putnam Investment Management, LLC (“Putnam Management”), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. As of December 31, 2003, Putnam Management and its affiliate had $239 billion in assets under management.

The Putnam Large Cap Value Team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	43

Domestic Stock Portfolios (continued)

EQ/Putnam Voyager Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. Although the Portfolio invests primarily in large cap securities, it may also purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in “growth” stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company’s future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Small-Cap or Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

25.22% (1998 4th Quarter)	–19.96% (2001 1st Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Putnam Voyager Portfolio — Class IA Shares	24.27%	–5.85%	3.32%

Russell 1000 Growth Index**	29.75%	–5.11%	4.02%

*	For periods prior to the inception of Class IA shares (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees. The Class IB shares commenced operations on May 1, 1997.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

44	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Putnam Voyager Portfolio	Class IA Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	0.78%

Less Fee Waiver/Expense Reimbursement*	0.08%

Net Total Annual Portfolio Operating Expenses**	0.70%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.68%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$71

3 Years	$241

5 Years	$425

10 Years	$958

WHO MANAGES THE PORTFOLIO

Putnam Investment Management, LLC (“Putnam Management”), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. As of December 31, 2003, Putnam Management and its affiliates had $239 billion in assets under management.

The Putnam Large Cap Growth Team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	45

Domestic Stock Portfolios (continued)

EQ/Small Company Index Portfolio

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio’s ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

22.92% (2003 2nd Quarter)	–21.49% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Small Company Index Portfolio — Class IA Shares	46.30%	6.50%	4.78%

Russell 2000 Index**	47.25%	7.13%	5.46%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

46	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Small Company Index Portfolio	Class IA Shares

Management Fee	0.25%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.35%

Total Annual Portfolio Operating Expenses	0.60%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$61

3 Years	$192

5 Years	$335

10 Years	$750

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since January 2, 2003. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

EQ Advisors Trust	About the investment portfolios	47

Domestic Stock Portfolios (continued)

EQ/Technology Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products, synthetic materials, and defense and aerospace industries.

The Portfolio does not limit its investment to issuers with a specific market capitalization range. While the Portfolio can invest in securities of U.S. and foreign companies, the majority of its assets are expected to be invested in securities of U.S. companies.

The Portfolio intends to invest primarily in common stock but it may also invest in other securities that the Advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The Advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Multiple Adviser Risk

•	Sector Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio’s average annual total returns for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003. In addition, the Portfolio did not employ multiple Advisers prior to that date.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

34.57% (2001 4th Quarter)	–34.95% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Technology Portfolio — Class IA Shares	43.85%	–20.40%

Russell 1000 Technology Index*,**	48.88%	–22.66%

Russell 1000 Index*	29.89%	–5.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
**	We believe that this index reflects more closely the market sectors in which the Portfolio invests.

48	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Technology Portfolio	Class IA Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	0.99%

Less Fee Waiver/Expense Reimbursement*	0.09%

Net Total Annual Portfolio Operating Expenses**	0.90%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.76%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$92

3 Years	$306

5 Years	$538

10 Years	$1,204

WHO MANAGES THE PORTFOLIO

RCM Capital Management LLC (“RCM”), Four Embarcadero Center, San Francisco, CA 94111, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, RCM had approximately $33 billion in assets under management.

Walter C. Price, CFA and Huachen Chen, CFA, are primarily responsible for the day-to-day management of the Portfolio’s assets allocated to RCM. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Firsthand Capital Management, Inc. (“Firsthand”), 125 South Market, Suite 1200, San Jose, CA 95113, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management.

Kevin M. Landis is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to Firsthand. Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

The portion of the Portfolio’s assets allocated to Wellington Management is managed by a team of investment professionals.

EQ Advisors Trust	About the investment portfolios	49

International Stock Portfolios

EQ/Alliance International Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or “emerging markets”), although it will not generally invest in the United States. Developing countries in which the growth portion of the Portfolio may invest include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Den-mark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Swe-den, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it generally invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries (including developing countries or “emerging markets”) but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

50	About the investment portfolios	EQ Advisors Trust

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

25.49% (1999 4th Quarter)	–20.46% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Alliance International Portfolio — Class IA Shares	35.28%	–0.05%	3.11%

MSCI EAFE Index*	38.59%	–0.05%	4.00%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance International Portfolio	Class IA Shares

Management Fee	0.74%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	0.87%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	0.85%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.85%. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$87

3 Years	$276

5 Years	$480

10 Years	$1,071

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit (“Bernstein”). This team approach pairs the growth expertise of Alliance Capital with members of its Global Value Equity Investment Policy Group. Stephen Beinhacker and Jimmy Pang are responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Beinhacker, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1997. Mr. Pang, a Vice President of Alliance Capital, has been associated with Alliance Capital since 1996. The Global Value Equity Investment Policy Group is comprised of key senior investment professionals of Bernstein.

EQ Advisors Trust	About the investment portfolios	51

International Stock Portfolios (continued)

EQ/Capital Guardian International Portfolio

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Portfolio primarily invests in common stocks, securities convertible into common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody’s or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last four calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

18.78% (2003 2nd Quarter)	–19.69% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Since Inception

EQ/Capital Guardian International Portfolio — Class IA Shares	33.05%	0.34%

MSCI EAFE Index**	38.59%	–1.20%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on May 1, 1999.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

52	About the investment portfolios	EQ Advisors Trust

+

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian International Portfolio	Class IA Shares

Management Fee	0.85%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.21%

Total Annual Portfolio Operating Expenses	1.06%

Less Fee Waiver/Expense Reimbursement*	0.11%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$97

3 Years	$326

5 Years	$574

10 Years	$1,283

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception. Capital Guardian has been providing investment management services since 1968. As of December 31, 2003, Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	53

International Stock Portfolios (continued)

EQ/Emerging Markets Equity Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is non-diversified and, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries. Such equity securities may include common stocks, securities convertible into common stocks, preferred stocks, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder-oriented management. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•   its principal securities trading market is in an emerging market country;

•   alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•   it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio may invest to a limited extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade (so-called “junk bonds”). The Portfolio also may invest, to a lesser extent, in equity securities of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bonds and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

54	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

49.75% (1999 4th Quarter)	–22.32% (1998 2nd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Emerging Markets Equity Portfolio — Class IA Shares	56.18%	10.16%	–1.06%

MSCI EMF Index**	56.28%	10.62%	0.74%

*	For periods prior to the inception of Class IA shares (October 2, 2002) performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay 12b-1 fees. The Class IB shares commenced operations on August 20, 1997.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Emerging Markets Equity Portfolio	Class IA Shares

Management Fee	1.15%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.40%

Total Annual Portfolio Operating Expenses	1.55%

Less Fee Waiver/Expense Reimbursement*	—%

Net Total Annual Portfolio Operating Expenses**	1.55%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.55%. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.53%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$158

3 Years	$490

5 Years	$845

10 Years	$1,845

WHO MANAGES THE PORTFOLIO

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM Inc. is a direct subsidiary of Morgan Stanley. As of December 31, 2003 MSIM Inc. had $421 billion in assets under management.

MSIM Inc.’s Emerging Markets Equity team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	55

International Stock Portfolios (continued)

EQ/Mercury International Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in securities of companies located in a number of different countries outside the United States. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be issuers of securities located in a country other than the U.S.:

•	companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

•	companies that earn 50% or more of their total revenues from business outside the U.S.;

•	companies with 50% or more of their assets located in a country outside of the U.S.; and

•	companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using derivatives, such as futures, options, warrants, and forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. In investing the Portfolio’s assets, the Adviser follows a value investing style, focusing on the stocks that the Adviser believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include a low price-to-earnings ratio relative to the cost of capital and other intrinsic characteristics, a high yield relative to the market and financial strength. Stocks may be “undervalued” because they are part of an industry that is out of favor with investors generally. Even in those industries, individual companies may have high rates of earnings growth and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Liquidity Risk

•	Small Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2002 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter: (% and time period)	Worst quarter: (% and time period)

36.24% (1999 4th Quarter)	–20.55% (2002 3rd Quarter)

56	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Mercury International Value Portfolio — Class IA Shares	28.27%	3.37%	6.56%

MSCI EAFE Index**	38.59%	–0.05%	3.16%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on May 1, 1997.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Mercury International Value Portfolio	Class IA Shares

Management Fee	0.85%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.16%

Total Annual Portfolio Operating Expenses	1.01%

Less Fee Waiver/Expense Reimbursement*	0.01%

Net Total Annual Portfolio Operating Expenses**	1.00%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IA shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IA shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$102

3 Years	$321

5 Years	$557

10 Years	$1,235

WHO MANAGES THE PORTFOLIO

Merrill Lynch Investment Managers International Limited (“MLIM International”), an affiliate of Fund Asset Management, L.P., 33 King William Street, London EC4R 9AS, England, serves as the Adviser to the Portfolio. As of December 31, 2003, MLIM International and its investment advisory affiliates had approximately $500 billion in assets under management.

The Portfolio’s assets are managed by a team of investment professionals led by James Macmillan. Mr. Macmillan is a Managing Director and Senior Portfolio Manager and has been with MLIM International or one of its advisory affiliates since 1993.

EQ Advisors Trust	About the investment portfolios	57

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities.

The Portfolio’s investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years. In some cases, the Adviser’s calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates).

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser’s assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also purchase debt securities of non-government issuers that own mortgages. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

For purposes of this Portfolio, U.S. Government securities include:

•	U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

•	U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

•	U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

•	“Ginnie Maes”: Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

•	“Fannie Maes”: The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA’s right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	“Freddie Macs”: The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government, issues participation certificates (“PCs”) which represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. These securities are not backed by the full faith and credit of the U.S. Government.

•	“Sallie Maes”: The Student Loan Marketing Association (“SLMA”) is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are not issued by the U.S. Government and are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

58	About the investment portfolios	EQ Advisors Trust

The Portfolio may also invest in “zero coupon” U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

Guarantees associated with U.S. Government securities guarantee only the payment of principal at maturity and interest when due and do not guarantee the securities’ yield or value or the yield or value of the Portfolio’s shares.

The Portfolio may also purchase collateralized mortgage obligations (“CMOs”) issued by non-governmental issuers and securities issued by real estate mortgage investment conduits (“REMICs”), but only if they are collateralized by U.S. Government securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

4.90% (2001 3rd Quarter)	–2.95% (1994 1st Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years

EQ/Alliance Intermediate Government Securities Portfolio — Class IA Shares	2.45%	5.69%	5.54%

Lehman Intermediate Government Bond Index*	2.29%	6.18%	6.32%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

EQ Advisors Trust	About the investment portfolios	59

Fixed Income Portfolios (continued)

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Intermediate Government Securities Portfolio	Class IA Shares

Management Fee	0.49%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	0.57%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$58

3 Years	$183

5 Years	$318

10 Years	$714

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

The Portfolio Managers are Jeffrey S. Phlegar and Kewjin Yuoh. Mr. Phlegar, a co-chief investment officer of Alliance Capital’s fixed income group has been associated with Alliance Capital for the past sixteen years. Mr. Yuoh joined Alliance Capital in 2003 as a Vice President. Prior thereto, he was associated with Brundage, Story, and Rose and Credit Suisse Asset Management. Mr. Yuoh began his career at Sanford C. Bernstein & Co.

60	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Quality Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s or BBB by S&P) or in unrated fixed income securities that the Adviser determines to be of comparable quality. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s and S&P). In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon and Pay-in-Kind Securities Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

EQ Advisors Trust	About the investment portfolios	61

Fixed Income Portfolios (continued)

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

6.11% (1995 2nd Quarter)	–4.05% (1994 1st Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years

EQ/Alliance Quality Bond Portfolio — Class IA Shares	3.83%	5.80%	6.29%

Lehman Aggregate Bond Index*	4.10%	6.62%	6.95%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Quality Bond Portfolio	Class IA Shares

Management Fee	0.52%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$59

3 Years	$186

5 Years	$324

10 Years	$726

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Matthew Bloom is responsible for the day-to-day management of the Portfolio. Mr. Bloom, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989.

62	About the investment portfolios	EQ Advisors Trust

EQ/J.P. Morgan Core Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Adviser actively manages the Portfolio’s duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser’s view of the market and interest rates. The Adviser also actively allocates the Portfolio’s assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio’s bond holdings.

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries. The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-backed Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

EQ Advisors Trust	About the investment portfolios	63

Fixed Income Portfolios (continued)

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter: (% and time period)	Worst quarter: (% and time period)

4.66% (1998 3rd Quarter)	–1.64% (1999 2nd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/J.P. Morgan Core Bond Portfolio — Class IA Shares	3.62%	6.13%	6.57%

Lehman Brothers, Aggregate Bond Index**	4.10%	6.62%	6.97%

*	For periods prior to the inception of Class IA shares (March 25, 2002), performance information shown is the performance of Class IB shares which reflects the effect of 12b-1 fees paid by Class IB shares. Class IA shares do not pay any 12b-1 fees. The Class IB shares commenced operations on January 1, 1998.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/J.P. Morgan Core Bond Portfolio	Class IA Shares

Management Fee	0.44%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	0.52%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$53

3 Years	$167

5 Years	$291

10 Years	$653

WHO MANAGES THE PORTFOLIO

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2003, J.P. Morgan had $559 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of fixed income investment professionals at J.P. Morgan.

64	About the investment portfolios	EQ Advisors Trust

EQ/Money Market Portfolio

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”);

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•	commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•	corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of its portfolio security.

THE PRINCIPAL RISKS

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Fixed Income Risk

Asset-Backed Securities Risk

Interest Rate Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

•	Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	65

Fixed Income Portfolios (continued)

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

1.62% (2000 4th Quarter)	0.19% (2003 1st Quarter)

The Portfolio’s 7-day yield for the quarter ended December 31, 2003 was 0.80%.

Average Annual Total Returns

	One Year	Five Years	Ten Years

EQ/Money Market Portfolio — Class IA Shares	0.82%	3.47%	4.32%

3-Month Treasury Bill	1.15%	3.66%	4.43%

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IA shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Money Market Portfolio	Class IA Shares

Management Fee	0.33%

Distribution and/or Service Fees (12b-1 fees)	None

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.39%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IA Shares

1 Year	$40

3 Years	$125

5 Years	$219

10 Years	$493

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

The Portfolio Managers responsible for the day to day management of the Portfolio are: Raymond J. Papera and John F. Chiodi. Mr. Papera has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Chiodi, a Vice President and Portfolio Manager of Alliance Capital, has been associated with Alliance Capital since 1989.

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2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment ob-jective(s) or that it will not lose principal value.

General Investment Risks: Each Portfolio is subject to the following risks:

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result, the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be

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unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for the Portfolios that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Focused Portfolio Risk: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can adversely affect a Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their

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political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

Index-Fund Risk: The EQ/Equity 500 Index and EQ/Small Company Index Portfolios invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Money Market Portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio’s yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Multiple-Adviser Risk: The EQ/Technology Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or debt markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

Non-Diversification Risk: The EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio are classified as “non-diversified” investment companies, which means that the proportion of each Portfolio’s assets that may be

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invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Turnover Risk: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Sector Risk: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio’s investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” compares each Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

The Lehman Brothers Intermediate Government Bond Index (“Lehman Intermediate Government Bonds Index”) represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE”) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

The MSCI EMF (Emerging Markets Free) IndexSM (“MSCI EMF”) is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

The Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index (“Russell 3000 Growth”) is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

The Russell 1000® Growth Index (“Russell 1000 Growth”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index (“Russell 1000 Value”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

The Russell 1000 Technology Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

The Russell 2000® Index (“Russell 2000”) is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

The Russell 2000® Value Index (“Russell 2000 Value”) is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

The Russell 2500™ Growth Index (“Russell 2500 Growth”) is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500™ Value Index (“Russell 2500 Value”) is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

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Salomon Brothers Broad Investment Grade Bond Index (“SAL BIG”) is an unmanaged weighted index that contains approximately 4,700 individually priced investment grade bonds.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2003 of about $2.1 billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About The Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IA shares of thirty (30) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

The Manager

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio’s assets subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2003 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2003 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2003

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed

EQ/Alliance Common Stock	0.48%	0.00%
EQ/Alliance Growth and Income	0.57%	0.00%
EQ/Alliance Intermediate Government Securities	0.49%	0.00%
EQ/Alliance International	0.74%	0.02%
EQ/Alliance Premier Growth	0.90%	0.04%
EQ/Alliance Quality Bond	0.52%	0.00%
EQ/Alliance Small Cap Growth	0.75%	0.00%
EQ/Bernstein Diversified Value	0.64%	0.00%
EQ/Calvert Socially Responsible	0.65%	0.40%
EQ/Capital Guardian International	0.85%	0.11%
EQ/Capital Guardian Research	0.65%	0.02%
EQ/Capital Guardian U.S. Equity	0.65%	0.02%
EQ/Emerging Markets Equity	1.15%	0.00%
EQ/Equity 500 Index	0.25%	0.00%
EQ/Evergreen Omega	0.65%	0.20%
EQ/Fl Mid Cap	0.70%	0.03%
EQ/Fl Small/Mid Cap Value	0.75%	0.00%
EQ/J.P. Morgan Core Bond	0.44%	0.00%

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Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed

EQ/Janus Large Cap Growth	0.90%	0.09%
EQ/Lazard Small Cap Value	0.75%	0.00%
EQMarsico Focus	0.90%	0.07%
EQ/Mercury Basic Value Equity	0.60%	0.00%
EQ/Mercury International Value	0.85%	0.01%
EQ/MFS Emerging Growth Companies	0.65%	0.00%
EQ/MFS Investors Trust	0.60%	0.01%
EQ/Money Market	0.33%	0.00%
EQ/Putnam Growth & Income Value	0.60%	0.00%
EQ/Putnam Voyager	0.65%	0.08%
EQ/Small Company Index	0.25%	0.00%
EQ/Technology	0.90%	0.09%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)

EQ/Alliance International †	0.85%
EQ/Alliance Premier Growth †	0.90%
EQ/Bernstein Diversified Value	0.70%
EQ/Calvert Socially Responsible †	0.80%
EQ/Capital Guardian International †	0.95%
EQ/Capital Guardian Research †	0.70%
EQ/Capital Guardian U.S. Equity †	0.70%
EQ/Emerging Markets Equity	1.55%
EQ/Evergreen Omega	0.70%
EQ/FI Mid Cap †	0.75%
EQ/FI Small/Mid Cap Value	0.85%
EQ/J.P. Morgan Core Bond	0.55%
EQ/Janus Large Cap Growth †	0.90%
EQ/Lazard Small Cap Value	0.85%
EQ/Marsico Focus †	0.90%
EQ/Mercury Basic Value Equity	0.70%
EQ/Mercury International Value	1.00%
EQ/MFS Investors Trust	0.70%
EQ/Putnam Growth & Income Value	0.70%
EQ/Putnam Voyager	0.70%
EQ/Small Company Index	0.60%
EQ/Technology †	0.90%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or three years for certain Portfolios, as indicated by a “†” in the above table) of the payment being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Alliance Capital Management L.P.

Alliance Capital reached terms with the office of the New York Attorney General (“NYAG”) and the staff of the SEC for the resolution of regulatory claims with respect to market timing in some of its mutual funds. The agreement with the SEC is reflected in an Order of the Commission. The agreement with the NYAG is subject to final, definitive documentation.

Among the key provisions of the agreements are the following:

•	Under both the SEC and NYAG agreements, Alliance Capital will establish a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.

•	The agreement with the NYAG includes a weighted average reduction in fees of 20% on Alliance Capital’s U.S. long-term

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open-end retail funds, commencing January 1, 2004, for a minimum of 5 years.

Under both agreements, the Boards of Directors of Alliance Capital’s mutual funds, which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will retain an independent compliance officer who will assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

The terms and conditions of the agreements also include, among others:

•	Formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital’s operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;

•	Establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital’s Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;

•	Establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;

•	Engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital’s supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and

•	Commencing in 2005, and at least once every other year thereafter, Alliance Capital shall undergo a compliance review by an independent third party.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Funds; Gerald Malone; Charles Schaffran (collectively, the “Alliance Capital defendants”); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

Janus Capital Management LLC

In September 2003, the SEC and the NYAG publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus was not named as a defendant in the NYAG complaint against the hedge fund, Janus was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies — including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries — which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an

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investment adviser with the Financial Services Authority (“FSA”) in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of April 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus is in the process of conducting an internal review of market timing and other trading practices at Janus, which, as of April 2004, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus’ U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus also believes that there were several discretionary frequent trading arrangements in Janus’ offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc (“JWF”), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus, Janus cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus in violation of Janus’ agreements with those intermediaries. Additionally, Janus has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP (“EY”) to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus and the Independent Trustees of certain U.S.-based Janus funds announced that Janus intends to restore approximately $31.5 million to the funds and/or the funds’ investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus or the funds.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus allowed certain hedge funds and other investors to engage in “market timing” trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class “representative action” purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC,

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Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the “MDL Panel”) to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus and related parties in the future. Janus does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.

MFS Investment Management

MFS has reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors (“Retail Funds”), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association’s Investor Protection Trust).

In addition, under the terms of the settlement, MFS will adopt certain governance changes, which include, among others:

•	formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS’ operating businesses, to oversee all matters relating to issues arising under MFS’ Code of Ethics;

•	establishment of an Internal Compliance Controls Committee, chaired by MFS’ Chief Compliance Officer and comprised of senior executives of MFS’ operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

•	establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

•	establishment of a full-time senior-level position reporting to MFS’ Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds’ excessive trading policies and compliance procedures;

•	engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

•	commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

In addition, under the terms of the settlement, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

•	at least 75% of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

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•	the chair of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	all action taken by the Retail Funds’ Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

•	commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

•	the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

•	the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds’ compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

•	certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor’s most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds’ Boards of Trustees, and Mr. Ballen resigned as the funds’ President, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley’s preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC’s investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with

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these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

Putnam Investment Management, LLC

On November 13, 2003, Putnam Management agreed to entry of an order by the SEC in partial resolution of administrative and cease-and- desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals in Putnam mutual funds. The SEC’s findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order’s findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending.

The SEC’s and Commonwealth’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients.

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4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IA shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IB shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IA shares of the Trust as well as for the Class IB shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

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5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

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6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value). All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing.

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7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

Tax Consequences

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	83

8. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2003 appears in the Trust’s Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Alliance Common Stock Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.49	$15.70	$17.98	$26.17	$24.35	$10.40	$15.61	$17.88	$26.05	$24.30

Income from investment operations:
Net investment income	0.12	0.12	0.12	0.15	0.17	0.08	0.08	0.07	0.08	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.09	(5.32)	(1.97)	(3.82)	5.84	5.06	(5.28)	(1.95)	(3.78)	5.82

Total from investment operations	5.21	(5.20)	(1.85)	(3.67)	6.01	5.14	(5.20)	(1.88)	(3.70)	5.92

Less distributions:
Dividends from net investment income	(0.23)	(0.01)	(0.11)	(0.15)	(0.16)	(0.16)	(0.01)	(0.07)	(0.10)	(0.14)
Distributions from realized gains	—	—	(0.32)	(4.37)	(4.03)	—	—	(0.32)	(4.37)	(4.03)

Total dividends and distributions	(0.23)	(0.01)	(0.43)	(4.52)	(4.19)	(0.16)	(0.01)	(0.39)	(4.47)	(4.17)

Net asset value, end of year	$15.47	$10.49	$15.70	$17.98	$26.17	$15.38	$10.40	$15.61	$17.88	$26.05

Total return	49.89%	(33.15)%	(10.50)%	(14.03)%	25.19%	49.58%	(33.34)%	(10.73)%	(14.25)%	24.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,472,301	$5,382,662	$9,577,763	$11,797,888	$14,951,495	$1,884,006	$1,124,684	$1,831,258	$1,918,284	$1,642,066
Ratio of expenses to average net assets before fees paid indirectly	0.54%	0.54%	0.53%	0.47%	0.38%	0.79%	0.79%	0.78%	0.72%	0.63%
Ratio of expenses to average net assets after fees paid indirectly	0.52%	0.49%	N/A	N/A	N/A	0.77%	0.74%	N/A	N/A	N/A
Ratio of net investment income to average net assets before fees paid indirectly	0.91%	0.77%	0.67%	0.61%	0.65%	0.66%	0.52%	0.43%	0.35%	0.39%
Ratio of net investment income to average net assets after fees paid indirectly	0.93%	0.82%	N/A	N/A	N/A	0.68%	0.57%	N/A	N/A	N/A
Portfolio turnover rate	92%	136%	40%	43%	57%	92%	136%	40%	43%	57%

See Notes to Financial Statements.

84	Financial Highlights	EQ Advisors Trust

EQ/Alliance Growth and Income Portfolio(d):

			Class IA					Class IB
		Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$12.87	$16.56	$17.70	$18.24	$16.99	$12.79	$16.47	$17.61	$18.16	$16.95

Income from investment operations:
Net investment income	0.22	0.22	0.19	0.17	0.06	0.15	0.16	0.13	0.13	0.01
Net realized and unrealized gain (loss) on investments.	3.73	(3.70)	(0.44)	1.35	3.05	3.74	(3.66)	(0.42)	1.34	3.04

Total from investment operations	3.95	(3.48)	(0.25)	1.52	3.11	3.89	(3.50)	(0.29)	1.47	3.05

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.17)	(0.16)	(0.05)	(0.16)	(0.18)	(0.13)	(0.12)	(0.03)
Distributions from realized gains	—	—	(0.72)	(1.90)	(1.81)	—	—	(0.72)	(1.90)	(1.81)

Total dividends and distributions	(0.20)	(0.21)	(0.89)	(2.06)	(1.86)	(0.16)	(0.18)	(0.85)	(2.02)	(1.84)

Net asset value, end of year	$16.62	$12.87	$16.56	$17.70	$18.24	$16.52	$12.79	$16.47	$17.61	$18.16

Total return	30.72%	(21.03)%	(1.30)%	8.95%	18.66%	30.42%	(21.28)%	(1.52)%	8.68%	18.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,382,192	$1,126,754	$1,568,312	$1,418,245	$1,241,619	$1,124,808	$653,809	$673,499	$464,600	$261,663
Ratio of expenses to average net assets before fees paid indirectly	0.63%	0.64%	0.63%	0.61%	0.57%	0.88%	0.89%	0.88%	0.86%	0.82%
Ratio of expenses to average net assets after fees paid indirectly	0.60%	0.60%	N/A	N/A	N/A	0.85%	0.85%	N/A	N/A	N/A
Ratio of net investment income to average net assets before fees paid indirectly	1.45%	1.34%	1.08%	0.92%	0.33%	1.20%	1.09%	0.83%	0.71%	0.06%
Ratio of net investment income to average net assets after fees paid indirectly	1.48%	1.38%	N/A	N/A	N/A	1.23%	1.13%	N/A	N/A	N/A
Portfolio turnover rate	49%	75%	81%	57%	70%	49%	75%	81%	57%	70%

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	85

EQ/Alliance Intermediate Government Securities Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002	2001(e)	2000(e)	1999(e)	2003(e)	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.30	$9.88	$9.46	$9.18	$9.67	$10.24	$9.83	$9.43	$9.15	$9.66

Income from investment operations:
Net investment income	0.26	0.27	0.37	0.55	0.50	0.23	0.21	0.35	0.52	0.47
Net realized and unrealized gain (loss) on investments	(0.02)	0.60	0.41	0.30	(0.49)	(0.02)	0.64	0.39	0.31	(0.49)

Total from investment operations	0.24	0.87	0.78	0.85	0.01	0.21	0.85	0.74	0.83	(0.02)

Less distributions:
Dividends from net investment income	(0.33)	(0.24)	(0.36)	(0.56)	(0.50)	(0.30)	(0.23)	(0.34)	(0.54)	(0.49)
Distributions from realized gains	(0.10)	(0.21)	—	(0.01)	—	(0.10)	(0.21)	—	(0.01)	—

Total dividends and distributions	(0.43)	(0.45)	(0.36)	(0.57)	(0.50)	(0.40)	(0.44)	(0.34)	(0.55)	(0.49)

Net asset value, end of year	$10.11	$10.30	$9.88	$9.46	$9.18	$10.05	$10.24	$9.83	$9.43	$9.15

Total return	2.45%	8.81%	8.23%	9.27%	0.02%	2.10%	8.58%	7.98%	8.99%	(0.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$344,547	$391,662	$241,071	$142,822	$156,864	$630,578	$545,598	$204,870	$71,267	$45,911
Ratio of expenses to average net assets	0.57%	0.59%	0.62%	0.58%	0.55%	0.82%	0.84%	0.87%	0.83%	0.80%
Ratio of net investment income to average net assets	2.51%	3.20%	4.84%	5.83%	5.16%	2.26%	2.95%	4.59%	5.55%	4.91%
Portfolio turnover rate	477%	622%	463%	541%	408%	477%	622%	463%	541%	408%

See Notes to Financial Statements.

86	Financial Highlights	EQ Advisors Trust

EQ/Alliance International Portfolio(d)(h)(m):

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2003	2002	2001	2000(e)		1999(e)	2003	2002	2001	2000(e)		1999(e)
Net asset value, beginning of year	$7.24	$8.03	$10.62	$15.03		$11.13	$7.13	$7.94	$10.55	$14.96		$11.11

Income from investment operations:
Net investment income (loss)	0.11	0.01	0.02	(0.01)		0.08	0.07	0.01	— #	(0.01)		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.43	(0.80)	(2.42)	(3.33)		4.07	2.44	(0.82)	(2.42)	(3.33)		4.06

Total from investment operations	2.54	(0.79)	(2.40)	(3.34)		4.15	2.51	(0.81)	(2.42)	(3.34)		4.10

Less distributions:
Dividends from net investment income	(0.16)	—	—	(0.05)		—	(0.14)	—	—	(0.05)		—
Distributions from realized gains	—	—	(0.19)	(1.02)		(0.25)	—	—	(0.19)	(1.02)		(0.25)

Total dividends and distributions	(0.16)	—	(0.19)	(1.07)		(0.25)	(0.14)	—	(0.19)	(1.07)		(0.25)

Net asset value, end of year	$9.62	$7.24	$8.03	$10.62		$15.03	$9.50	$7.13	$7.94	$10.55		$14.96

Total return	35.28%	(9.84)%	(22.88)%	(22.77)%		37.31%	35.27%	(10.20)%	(23.23)%	(22.86)%		36.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,091,319	$876,907	$167,610	$228,325		$268,541	$488,571	$205,496	$36,054	$37,171		$18,977
Ratio of expenses to average net assets after waivers	0.85%	1.02%	N/A	N/A		N/A	1.10%	1.27%	N/A	N/A		N/A
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.85%	1.00%	N/A	N/A		N/A	1.10%	1.25%	N/A	N/A		N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.87%	1.04%	1.10%	1.16	%(c)	1.08%	1.12%	1.29%	1.35%	1.41	%(c)	1.33%
Ratio of net investment income to average net assets after waivers	1.29%	0.60%	N/A	N/A		N/A	1.04%	0.35%	N/A	N/A		N/A
Ratio of net investment income to average net assets after waivers and fees paid indirectly	1.29%	0.62%	N/A	N/A		N/A	1.04%	0.37%	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly	1.27%	0.58%	0.17%	(0.03	)%(c)	0.70%	1.02%	0.33%	(0.08)%	(0.28	)%(c)	0.36%
Portfolio turnover rate	59%	47%	77%	80%		152%	59%	47%	77%	80%		152%
Effect of expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	N/A	N/A	N/A		N/A	$— #	N/A	N/A	N/A		N/A

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	87

EQ/Alliance Premier Growth Portfolio:

	Class IA						Class IB
	Year Ended December 31,				May 1, 1999* to December 31, 1999		Year Ended December 31,				May 1, 1999* to December 31, 1999
	2003	2002	2001	2000(e)			2003	2002	2001	2000(e)
Net asset value, beginning of period	$5.07	$7.35	$9.65	$11.87	$10.00		$5.03	$7.31	$9.62	$11.86	$10.00

Income from investment operations:
Net investment income (loss)	— #	(0.02)	(0.01)	(0.01)	0.02		(0.02)	(0.03)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments. .	1.20	(2.26)	(2.29)	(2.14)	1.89		1.19	(2.25)	(2.28)	(2.14)	1.89

Total from investment operations	1.20	(2.28)	(2.30)	(2.15)	1.91		1.17	(2.28)	(2.31)	(2.17)	1.90

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)		—	—	—	—	(0.01)
Distributions from realized gains	—	—	— #	(0.07)	(0.03)		—	—	— #	(0.07)	(0.03)

Total dividends and distributions	—	—	— #	(0.07)	(0.04)		—	—	— #	(0.07)	(0.04)

Net asset value, end of period	$6.27	$5.07	$7.35	$9.65	$11.87		$6.20	$5.03	$7.31	$9.62	$11.86

Total return (b)	23.67%	(31.02)%	(23.83)%	(18.15)%	19.14%		23.26%	(31.19)%	(24.01)%	(18.34)%	18.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355,205	$21,361	$39,076	$49,284	$28,834		$725,650	$580,975	$924,331	$1,341,788	$451,323
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.89%	0.89%	N/A	N/A	N/A		1.14%	1.14%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.95%	0.99%	0.96%	0.94%	1.12	%(c)	1.20%	1.24%	1.21%	1.19%	1.37	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.10)%	(0.24)%	(0.15)%	(0.12)%	0.45	%(c)	(0.35)%	(0.49)%	(0.40)%	(0.37)%	0.20	%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.09)%	(0.23)%	N/A	N/A	N/A		(0.34)%	(0.48)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.15)%	(0.33)%	(0.21)%	(0.16)%	0.23	%(c)	(0.40)%	(0.58)%	(0.46)%	(0.40)%	(0.02	)%(c)
Portfolio turnover rate	77%	99%	140%	127%	29%		77%	99%	140%	127%	29%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$— #	$—	$0.01		$— #	$0.01	$— #	$—	$0.01

See Notes to Financial Statements.

88	Financial Highlights	EQ Advisors Trust

EQ/Alliance Quality Bond Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002(e)	2001(e)	2000(e)	1999(e)	2003(e)	2002(e)	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.17	$9.81	$9.55	$9.11	$9.84	$10.12	$9.77	$9.52	$9.09	$9.84

Income from investment operations:
Net investment income	0.24	0.32	0.57	0.60	0.54	0.22	0.29	0.51	0.57	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12	0.45	0.22	0.44	(0.74)	0.11	0.46	0.25	0.45	(0.75)

Total from investment operations	0.36	0.77	0.79	1.04	(0.20)	0.33	0.75	0.76	1.02	(0.23)

Less distributions:
Dividends from net investment income	(0.15)	(0.28)	(0.53)	(0.60)	(0.50)	(0.13)	(0.27)	(0.51)	(0.59)	(0.49)
Distributions from realized gains	(0.13)	(0.13)	—	—	(0.03)	(0.13)	(0.13)	—	—	(0.03)

Total dividends and distributions	(0.28)	(0.41)	(0.53)	(0.60)	(0.53)	(0.26)	(0.40)	(0.51)	(0.59)	(0.52)

Net asset value, end of year	$10.25	$10.17	$9.81	$9.55	$9.11	$10.19	$10.12	$9.77	$9.52	$9.09

Total return	3.83%	7.91%	8.28%	11.48%	(2.00)%	3.56%	7.68%	8.04%	11.28%	(2.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,459,282	$341,209	$309,097	$553,109	$329,895	$367,273	$189,680	$46,843	$9,159	$1,094
Ratio of expenses to average net assets	0.58%	0.62%	0.60%	0.59%	0.56%	0.83%	0.87%	0.85%	0.84%	0.81%
Ratio of net investment income to average net assets	2.35%	3.16%	5.31%	6.34%	5.64%	2.10%	2.91%	4.97%	5.98%	5.39%
Portfolio turnover rate	697%	755%	301%	282%	147%	697%	755%	301%	282%	147%

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	89

EQ/Alliance Small Cap Growth Portfolio(d)(k):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$9.02	$12.90	$15.06	$15.11	$11.82	$8.90	$12.75	$14.92	$15.03	$11.79

Income from investment operations:
Net investment loss	(0.02)	(0.06)	(0.06)	(0.07)	(0.05)	(0.04)	(0.08)	(0.08)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	3.75	(3.82)	(1.89)	1.99	3.34	3.68	(3.77)	(1.88)	1.97	3.32

Total from investment operations	3.73	(3.88)	(1.95)	1.92	3.29	3.64	(3.85)	(1.96)	1.86	3.24

Less distributions:
Distributions from realized gains	—	—	(0.21)	(1.97)	—	—	—	(0.21)	(1.97)	—

Net asset value, end of year	$12.75	$9.02	$12.90	$15.06	$15.11	$12.54	$8.90	$12.75	$14.92	$15.03

Total return	41.35%	(30.08)%	(13.03)%	14.12%	27.75%	40.90%	(30.20)%	(13.28)%	13.78%	27.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$451,408	$317,679	$461,312	$501,596	$241,000	$552,216	$308,406	$387,833	$360,635	$162,331
Ratio of expenses to average net assets before fees paid indirectly	0.82%	0.83%	0.81%	0.84%	0.95%	1.07%	1.08%	1.06%	1.09%	1.20%
Ratio of expenses to average net assets after fees paid indirectly	0.78%	0.81%	N/A	N/A	N/A	1.03%	1.06%	N/A	N/A	N/A
Ratio of net investment loss to average net assets before fees paid indirectly	(0.25)%	(0.57)%	(0.49)%	(0.37)%	(0.40)%	(0.50)%	(0.82)%	(0.74)%	(0.62)%	(0.65)%
Ratio of net investment loss to average net assets after fees paid indirectly	(0.21)%	(0.55)%	N/A	N/A	N/A	(0.46)%	(0.80)%	N/A	N/A	N/A
Portfolio turnover rate	114%	110%	110%	142%	221%	114%	110%	110%	142%	221%

See Notes to Financial Statements.

90	Financial Highlights	EQ Advisors Trust

EQ/Bernstein Diversified Value Portfolio(g):

	Class IA					Class IB
	Year Ended December 31,				May 18, 2001* to December 31,	Year Ended December 31,
	2003		2002		2001	2003		2002		2001		2000	1999
Net asset value, beginning of period		$10.03		$11.77	$12.26		$10.03		$11.77		$11.73	$12.06	$11.94

Income from investment operations:
Net investment income		0.18		0.18	0.11		0.15		0.14		0.11	0.09	0.11
Net realized and unrealized gain (loss) on investments		2.73		(1.76)	(0.26)		2.73		(1.74)		0.25	(0.33)	0.31

Total from investment operations		2.91		(1.58)	(0.15)		2.88		(1.60)		0.36	(0.24)	0.42

Less distributions:
Dividends from net investment income		(0.17)		(0.16)	(0.13)		(0.15)		(0.14)		(0.11)	(0.09)	(0.11)
Distributions from realized gains		—		—	(0.21)		—		—		(0.21)	—	(0.19)

Total dividends and distributions		(0.17)		(0.16)	(0.34)		(0.15)		(0.14)		(0.32)	(0.09)	(0.30)

Net asset value, end of period		$12.77		$10.03	$11.77		$12.76		$10.03		$11.77	$11.73	$12.06

Total return (b)		29.07%		(13.42)%	(1.21)%		28.73%		(13.61)%		3.09%	(1.94)%	3.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)		$32,274		$21,214	$18,000		$1,508,256		$800,212		$608,741	$176,049	$133,503
Ratio of expenses to average net assets after waivers (a)		0.70%		0.70%	0.70%		0.95%		0.95%		0.95%	0.95%	0.94%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)		0.70%		0.69%	N/A		0.95%		0.94%		N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)		0.70%		0.73%	0.73%		0.95%		0.98%		0.98%	0.95%	1.00%
Ratio of net investment income to average net assets after waivers (a)		1.82%		1.77%	1.69%		1.57%		1.52%		1.40%	0.91%	1.10%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)		1.82%		1.78%	N/A		1.57%		1.53%		N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)		1.82%		1.75%	1.66%		1.57%		1.50%		1.37%	0.91%	1.04%
Portfolio turnover rate		21%		13%	90%		21%		13%		90%	33%	32%
Effect of expense limitation during the period:
Per share benefit to net investment income	$	—#	$	—#	$ —#	$	—#	$	—#	$	—#	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	91

EQ/Calvert Socially Responsible Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,				September 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$5.88	$5.64	$5.88	$7.99	$9.64	$10.76	$10.00

Income from investment operations:
Net investment loss	(0.01)	— #	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.68	0.24	1.66	(2.10)	(1.37)	(0.34)	0.83

Total from investment operations	1.67	0.24	1.64	(2.11)	(1.39)	(0.35)	0.82

Less distributions:
Distributions from realized gains	—	—	—	—	(0.26)	(0.77)	(0.06)

Net asset value, end of period	$7.55	$5.88	$7.52	$5.88	$7.99	$9.64	$10.76

Total return (b)	28.40%	4.26%	27.89%	(26.41)%	(14.74)%	(2.87)%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65	$51	$33,711	$11,064	$5,898	$3,922	$2,622
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	0.75%	0.70%	1.00%	0.95%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	1.20%	1.82%	1.45%	2.07%	2.36%	2.37%	5.38%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(0.20)%	(0.13)%	(0.45)%	(0.38)%	(0.33)%	(0.11)%	(0.19)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.15)%	(0.03)%	(0.40)%	(0.28)%	N/A	N/A	N/A
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(0.60)%	(1.15)%	(0.85)%	(1.40)%	(1.64)%	(1.43)%	(4.52)%
Portfolio turnover rate	54%	130%	54%	130%	46%	81%	45%
Effect of expense limitation during the period:
Per share benefit to net investment loss	$0.03	$0.02	$0.02	$0.04	$0.08	0.10	$—

See Notes to Financial Statements.

92	Financial Highlights	EQ Advisors Trust

EQ/Capital Guardian International Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$7.35	$8.77	$7.35	$8.77	$11.28	$14.10	$10.00

Income from investment operations:
Net investment income	0.07	0.05	0.05	0.06	0.04	0.10	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.34	(1.35)	2.34	(1.37)	(2.38)	(2.68)	4.10

Total from investment operations	2.41	(1.30)	2.39	(1.31)	(2.34)	(2.58)	4.10

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.10)	(0.11)	(0.14)	(0.07)	—
Distributions from realized gains	—	—	—	—	(0.03)	(0.17)	—

Total dividends and distributions	(0.12)	(0.12)	(0.10)	(0.11)	(0.17)	(0.24)	—

Net asset value, end of period	$9.64	$7.35	$9.64	$7.35	$8.77	$11.28	$14.10

Total return (b)	33.05%	(14.81)%	32.54%	(15.00)%	(20.89)%	(19.19)%	41.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$320	$84	$357,162	$125,521	$101,683	$110,486	$52,049
Ratio of expenses to average net assets after waivers (a)	0.95%	0.95%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.93%	0.92%	1.18%	1.17%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.06%	1.14%	1.31%	1.39%	1.39%	1.28%	1.65%
Ratio of net investment income to average net assets after waivers (a)	0.90%	0.76%	0.65%	0.51%	0.39%	0.37%	0.02%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.92%	0.79%	0.67%	0.54%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.79%	0.57%	0.54%	0.32%	0.20%	0.29%	(0.43)%
Portfolio turnover rate	12%	23%	12%	23%	38%	26%	28%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$0.01	$0.02	$0.02	$0.02

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	93

EQ/Capital Guardian Research Portfolio(i):

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$8.22	$10.84	$8.22	$10.93	$11.18	$10.69	$10.00

Income from investment operations:
Net investment income	0.05	0.11	0.03	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions .	2.54	(2.71)	2.55	(2.73)	(0.25)	0.59	0.69

Total from investment operations	2.59	(2.60)	2.58	(2.69)	(0.23)	0.63	0.71

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.04)	(0.02)	(0.02)	(0.04)	(0.02)
Distributions from realized gains	—	—	—	—	—	(0.10)	—

Total dividends and distributions	(0.06)	(0.02)	(0.04)	(0.02)	(0.02)	(0.14)	(0.02)

Net asset value, end of period	$10.75	$8.22	$10.76	$8.22	$10.93	$11.18	$10.69

Total return (b)	31.55%	(23.94)%	31.41%	(24.62)%	(2.04)%	5.92%	7.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$210	$82	$877,404	$563,396	$111,944	$77,959	$33,903
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.18%	0.93%	0.43%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.72%	0.81%	0.97%	1.06%	1.05%	1.06%	1.35%
Ratio of net investment income to average net assets after waivers (a)	0.63%	0.75%	0.38%	0.50%	0.26%	0.47%	0.37%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.65%	1.27%	0.40%	1.02%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.61%	0.64%	0.36%	0.39%	0.16%	0.37%	(0.03)%
Portfolio turnover rate	24%	222%	24%	222%	30%	38%	36%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$— #	$— #	$0.01	$0.01	$0.02

See Notes to Financial Statements.

94	Financial Highlights	EQ Advisors Trust

EQ/Capital Guardian U.S. Equity Portfolio(l):

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$7.77	$10.12	$7.77	$10.22	$10.46	$10.32	$10.00

Income from investment operations:
Net investment income	0.03	0.05	0.02	0.03	0.03	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.82	(2.35)	2.81	(2.45)	(0.24)	0.30	0.35

Total from investment operations	2.85	(2.30)	2.83	(2.42)	(0.21)	0.35	0.37

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Distributions from realized gains	—	—	—	—	— #	(0.16)	(0.03)

Total dividends and distributions	(0.05)	(0.05)	(0.03)	(0.03)	(0.03)	(0.21)	(0.05)

Net asset value, end of period	$10.57	$7.77	$10.57	$7.77	$10.22	$10.46	$10.32

Total return (b)	36.72%	(22.77)%	36.38%	(23.68)%	(2.01)%	3.56%	3.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,359	$93	$752,983	$273,334	$198,364	$136,485	$67,472
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.66%	0.93%	0.91%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.72%	0.77%	0.97%	1.02%	1.01%	1.01%	1.23%
Ratio of net investment income to average net assets after waivers (a)	0.60%	0.68%	0.35%	0.43%	0.32%	0.60%	0.63%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.62%	0.72%	0.37%	0.47%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.58%	0.61%	0.33%	0.36%	0.26%	0.54%	0.35%
Portfolio turnover rate	15%	30%	15%	30%	36%	43%	50%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$— #	$0.01	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	95

EQ/Emerging Markets Equity Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$5.29	$4.85	$5.28	$5.61	$5.93	$11.22	$5.79

Income from investment operations:
Net investment income (loss)	0.07	— #	0.05	(0.01)	0.02	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.91	0.44	2.91	(0.32)	(0.33)	(4.37)	5.55

Total from investment operations	2.98	0.44	2.96	(0.33)	(0.31)	(4.45)	5.54

Less distributions:
Dividends from net investment income	(0.07)	—	(0.05)	—	—	—	—
Distributions from realized gains	—	—	—	—	(0.01)	(0.84)	(0.11)

Total dividends and distributions	(0.07)	—	(0.05)	—	(0.01)	(0.84)	(0.11)

Net asset value, end of period	$8.20	$5.29	$8.19	$5.28	$5.61	$5.93	$11.22

Total return (b)	56.18%	9.07%	56.09%	(6.05)%	(5.09)%	(40.12)%	95.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$995	$62	$389,893	$193,115	$183,868	$198,044	$191,581
Ratio of expenses to average net assets after waivers (a)	1.55%	1.57%	1.80%	1.82%	1.78%	1.75%	1.75%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	1.53%	1.56%	1.78%	1.81%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.55%	1.62%	1.80%	1.87%	2.13%	1.92%	2.38%
Ratio of net investment income (loss) to average net assets after waivers (a)	1.33%	0.13%	1.08%	(0.12)%	0.32%	(0.86)%	(0.18)%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	1.35%	0.14%	1.10%	(0.11)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	1.33%	0.08%	1.08%	(0.17)%	(0.03)%	(0.99)%	(0.82)%
Portfolio turnover rate	81%	78%	81%	78%	143%	95%	138%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$— #	$0.02	$0.01	$0.02

See Notes to Financial Statements.

96	Financial Highlights	EQ Advisors Trust

EQ/Equity 500 Index Portfolio(d)(f):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$16.92	$22.05	$25.34	$29.57	$25.00	$16.84	$21.95	$25.22	$29.50	$24.98

Income from investment operations:
Net investment income	0.28	0.26	0.26	0.25	0.28	0.19	0.18	0.20	0.16	0.21
Net realized and unrealized gain (loss) on investments	4.47	(5.15)	(3.28)	(3.13)	4.78	4.49	(5.09)	(3.26)	(3.11)	4.78

Total from investment operations	4.75	(4.89)	(3.02)	(2.88)	5.06	4.68	(4.91)	(3.06)	(2.95)	4.99

Less distributions:
Dividends from net investment income	(0.29)	(0.22)	(0.25)	(0.19)	(0.27)	(0.24)	(0.18)	(0.19)	(0.17)	(0.25)
Distributions from realized gains	—	(0.02)	(0.02)	(1.16)	(0.22)	—	(0.02)	(0.02)	(1.16)	(0.22)

Total dividends and distributions	(0.29)	(0.24)	(0.27)	(1.35)	(0.49)	(0.24)	(0.20)	(0.21)	(1.33)	(0.47)

Net asset value, end of year	$21.38	$16.92	$22.05	$25.34	$29.57	$21.28	$16.84	$21.95	$25.22	$29.50

Total return	28.14%	(22.19)%	(11.95)%	(9.58)%	20.38%	27.83%	(22.39)%	(12.15)%	(9.81)%	20.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,560,563	$1,256,522	$1,775,556	$2,106,901	$2,618,539	$1,589,054	$860,185	$925,533	$928,578	$20,931
Ratio of expenses to average net assets	0.31%	0.32%	0.31%	0.32%	0.33%	0.56%	0.57%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	1.48%	1.30%	1.08%	0.87%	1.05%	1.23%	1.05%	0.83%	0.58%	0.78%
Portfolio turnover rate	— ‡%	8%	3%	17%	5%	— ‡%	8%	3%	17%	5%

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	97

EQ/Evergreen Omega Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999**
Net asset value, beginning of period	$6.08	$5.98	$6.07	$7.99	$9.63	$10.93	$10.00

Income from investment operations:
Net investment income (loss)	— #	0.01	(0.01)	— #	(0.02)	0.02	0.04
Net realized and unrealized gain (loss) on investments . .	2.33	0.09	2.33	(1.92)	(1.62)	(1.30)	0.93

Total from investment operations	2.33	0.10	2.32	(1.92)	(1.64)	(1.28)	0.97

Less distributions:
Dividends from net investment income	—	—	—	—	— #	(0.02)	(0.04)

Net asset value, end of period	$8.41	$6.08	$8.39	$6.07	$7.99	$9.63	$10.93

Total return (b)	38.55%	1.51%	38.22%	(24.03)%	(17.02)%	(11.66)%	9.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$75	$50	$109,660	$25,146	$13,506	$8,676	$4,818
Ratio of expenses to average net assets after waivers (a) . .	0.70%	0.70%	0.95%	0.95%	0.95%	0.98%	1.05%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.59%	0.51%	0.84%	0.76%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.90%	1.29%	1.15%	1.54%	1.89%	1.76%	2.86%
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.19)%	(0.04)%	(0.44)%	(0.29)%	(0.29)%	0.31%	0.63%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	(0.08)%	0.15%	(0.33)%	(0.10)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.39)%	(0.64)%	(0.64)%	(0.89)%	(1.23)%	(0.47)%	(1.18)%
Portfolio turnover rate	161%	177%	161%	177%	227%	115%	148%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.03	$0.06	$0.04	$0.11

See Notes to Financial Statements.

98	Financial Highlights	EQ Advisors Trust

EQ/FI Mid Cap Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31, 2003			September 1, 2000* to December 31, 2000
			2003	2002	2001
Net asset value, beginning of period	$7.08	$8.57	$7.07	$8.67	$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.01	0.01	(0.01)	— #	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transaction	3.11	(1.50)	3.09	(1.60)	(1.35)	0.03

Total from investment operations	3.12	(1.49)	3.08	(1.60)	(1.34)	0.04

Less distributions:
Dividends from net investment income	—	— #	—	— #	(0.01)	(0.02)

Net asset value, end of period	$10.20	$7.08	$10.15	$7.07	$8.67	$10.02

Total return (b)	44.07%	(17.37)%	43.56%	(18.44)%	(13.42)%	0.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,835	$106	$792,096	$279,947	$177,447	$45,790
Ratio of expenses to average net assets after waivers (a)	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.63%	0.66%	0.88%	0.91%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.78%	0.83%	1.03%	1.08%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.04%	0.02%	(0.21)%	(0.23)%	0.26%	1.17%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	0.16%	0.11%	(0.09)%	(0.14)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.01%	(0.06)%	(0.24)%	(0.31)%	0.04%	0.94%
Portfolio turnover rate	159%	214%	159%	214%	231%	42%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$— #	$0.01	$—

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	99

EQ/FI Small/Mid Cap Value Portfolio:

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2003	2002	2001	2000		1999		2003	2002	2001	2000		1999
Net asset value, beginning of year	$9.85	$11.61	$11.21	$10.76		$10.59		$9.84	$11.61	$11.22	$10.78		$10.61

Income from investment operations:
Net investment income	0.09	0.11	0.12	0.10		0.03		0.06	0.07	0.06	0.12		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.22	(1.79)	0.36	0.48		0.19		3.22	(1.78)	0.39	0.43		0.17

Total from investment operations	3.31	(1.68)	0.48	0.58		0.22		3.28	(1.71)	0.45	0.55		0.19

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.13)		(0.05)		(0.04)	(0.06)	(0.06)	(0.11)		(0.02)

Net asset value, end of year	$13.09	$9.85	$11.61	$11.21		$10.76		$13.08	$9.84	$11.61	$11.22		$10.78

Total return	33.58%	(14.49)%	4.29%	5.48%		2.07%		33.36%	(14.77)%	4.04%	5.13%		1.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,522	$18,779	$18,087	$7,269		$2,339		$1,097,892	$646,958	$429,560	$153,232		$149,618
Ratio of expenses to average net assets after waivers	0.85%	0.85%	0.85%	0.82	%(c)	0.75	%(c)	1.10%	1.10%	1.10%	1.07	%(c)	1.00	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.79%	0.83%	N/A	N/A		N/A		1.04%	1.08%	N/A	N/A		N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.85%	0.85%	0.86%	0.87	%(c)	0.84	%(c)	1.10%	1.10%	1.11%	1.12	%(c)	1.09	%(c)
Ratio of net investment income to average net assets after waivers	0.75%	1.00%	1.28%	1.42	%(c)	0.40	%(c)	0.50%	0.75%	1.03%	1.17	%(c)	0.21	%(c)
Ratio of net investment income to average net assets after waivers and fees paid indirectly	0.81%	1.02%	N/A	N/A		N/A		0.56%	0.77%	N/A	N/A		N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly	0.75%	1.00%	1.27%	1.37	%(c)	0.32	%(c)	0.50%	0.75%	1.02%	1.12	%(c)	0.12	%(c)
Portfolio turnover rate	160%	98%	106%	196%		192%		160%	98%	106%	196%		192%
Effect of expense limitation during the year: Per share benefit to net investment income	$—	$—	$— #	$0.01		$0.01		$—	$—	$— #	$—		$0.02

See Notes to Financial Statements.

100	Financial Highlights	EQ Advisors Trust

EQ/Janus Large Cap Growth Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,			September 1, 2000* to December 31, 2000
			2003	2002	2001
Net asset value, beginning of period	$4.53	$6.22	$4.52	$6.49	$8.42	$10.00

Income from investment operations:
Net investment income (loss)	— #	— #	— #	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.18	(1.69)	1.17	(1.96)	(1.92)	(1.57)

Total from investment operations	1.18	(1.69)	1.17	(1.97)	(1.93)	(1.57)

Less distributions:
Dividends from net investment income	—	—	—	—	— #	(0.01)
Distributions from realized gains	—	—	—	—	— #	— #

Total dividends and distributions	—	—	—	—	— #	(0.01)

Net asset value, end of period	$5.71	$4.53	$5.69	$4.52	$6.49	$8.42

Total return (b)	26.05%	(27.17)%	25.88%	(30.35)%	(22.91)%	(15.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$152	$72	$260,330	$161,566	$163,096	$55,402
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers (a)	0.99%	1.01%	1.24%	1.26%	1.29%	1.37%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.03%	0.03%	(0.22)%	(0.22)%	(0.27)%	0.65%
Ratio of net investment income (loss) to average net assets before waivers (a)	(0.06)%	(0.08)%	(0.31)%	(0.33)%	(0.41)%	0.43%
Portfolio turnover rate	42%	45%	42%	45%	27%	0%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.01	$0.01	$— #

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	101

EQ/J.P. Morgan Core Bond Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$11.19	$10.77	$11.19	$10.76	$10.51	$9.92	$10.57

Income from investment operations:
Net investment income	0.34	0.41	0.31	0.40	0.46	0.54	0.49
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	0.61	0.08	0.61	0.45	0.61	(0.66)

Total from investment operations	0.40	1.02	0.39	1.01	0.91	1.15	(0.17)

Less distributions:
Dividends from net investment income	(0.34)	(0.43)	(0.32)	(0.41)	(0.46)	(0.56)	(0.48)
Distributions from realized gains	(0.07)	(0.17)	(0.07)	(0.17)	(0.20)	—	—

Total dividends and distributions	(0.41)	(0.60)	(0.39)	(0.58)	(0.66)	(0.56)	(0.48)

Net asset value, end of period	$11.18	$11.19	$11.19	$11.19	$10.76	$10.51	$9.92

Total return (b)	3.62%	9.53%	3.38%	9.52%	7.95%	11.55%	(1.64)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,122	$131	$1,081,959	$768,461	$429,056	$233,916	$156,581
Ratio of expenses to average net assets after waivers (a)	0.52%	0.55%	0.77%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers (a)	0.52%	0.55%	0.77%	0.80%	0.81%	0.81%	0.89%
Ratio of net investment income to average net assets after waivers (a)	2.98%	4.77%	2.73%	4.52%	5.18%	5.92%	5.53%
Ratio of net investment income to average net assets before waivers (a)	2.98%	4.77%	2.73%	4.52%	5.17%	5.91%	5.44%
Portfolio turnover rate	464%	166%	464%	166%	211%	185%	233%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #	$—	$0.01

See Notes to Financial Statements.

102	Financial Highlights	EQ Advisors Trust

EQ/Lazard Small Cap Value Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$9.76	$9.25	$9.77	$11.52	$10.76	$9.32	$9.27

Income from investment operations:
Net investment income	0.10	0.02	0.06	0.03	0.05	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.55	0.53	3.57	(1.61)	1.82	1.68	0.11

Total from investment operations	3.65	0.55	3.63	(1.58)	1.87	1.71	0.15

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.04)	(0.02)	(0.04)	(0.02)	(0.04)
Distributions from realized gains	(0.06)	—	(0.06)	(0.15)	(1.07)	(0.25)	(0.06)

Total dividends and distributions	(0.12)	(0.04)	(0.10)	(0.17)	(1.11)	(0.27)	(0.10)

Net asset value, end of period	$13.29	$9.76	$13.30	$9.77	$11.52	$10.76	$9.32

Total return (b)	37.69%	5.97%	37.42%	(13.87)%	17.74%	18.56%	1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,723	$57	$689,540	$298,035	$175,167	$107,433	$72,607
Ratio of expenses to average net assets after waivers (a)	0.85%	0.85%	1.10%	1.10%	1.10%	1.12%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.75%	0.81%	1.00%	1.06%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.85%	0.86%	1.10%	1.11%	1.13%	1.15%	1.30%
Ratio of net investment income to average net assets after waivers (a)	0.70%	0.64%	0.45%	0.39%	0.54%	0.31%	0.48%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.80%	0.68%	0.55%	0.43%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.70%	0.63%	0.45%	0.38%	0.51%	0.28%	0.39%
Portfolio turnover rate	69%	86%	69%	86%	91%	69%	48%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$—	$— #	$— #	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	103

EQ/Marsico Focus Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,		August 31,2001* to December 31, 2001
			2003	2002
Net asset value, beginning of period	$10.07	$10.43	$10.07	$11.39	$10.00

Income from investment operations:
Net investment income (loss)	— #	— #	(0.02)	(0.01)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.17	(0.36)	3.15	(1.30)	1.39

Total from investment operations	3.17	(0.36)	3.13	(1.31)	1.39

Less distributions:
Distributions from realized gains	—	—	—	(0.01)	—

Net asset value, end of period	$13.24	$10.07	$13.20	$10.07	$11.39

Total return (b)	31.48%	(3.45)%	31.08%	(11.51)%	13.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,365	$77	$903,595	$203,596	$9,292
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.85%	0.85%	1.10%	1.10%	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.97%	1.08%	1.22%	1.33%	3.59%
Ratio of net investment loss to average net assets after waivers (a)	(0.07)%	(0.11)%	(0.32)%	(0.36)%	(0.13)%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	(0.02)%	(0.06)%	(0.27)%	(0.31)%	N/A
Ratio of net investment loss to average net assets before waivers and fees paid indirectly (a)	(0.14)%	(0.29)%	(0.39)%	(0.54)%	(2.57)%
Portfolio turnover rate	72%	140%	72%	140%	22%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.02	$—

See Notes to Financial Statements.

104	Financial Highlights	EQ Advisors Trust

EQ/Mercury Basic Value Equity Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$11.27	$10.10	$11.29	$13.77	$13.85	$13.76	$12.36

Income from investment operations:
Net investment income	0.14	0.04	0.10	0.08	0.10	0.21	0.17
Net realized and unrealized gain (loss) on investments	3.40	1.24	3.42	(2.35)	0.65	1.33	2.15

Total from investment operations	3.54	1.28	3.52	(2.27)	0.75	1.54	2.32

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.07)	(0.08)	(0.10)	(0.21)	(0.18)
Distributions from realized gains	—	—	—	(0.13)	(0.73)	(1.24)	(0.74)

Total dividends and distributions	(0.10)	(0.11)	(0.07)	(0.21)	(0.83)	(1.45)	(0.92)

Net asset value, end of period	$14.71	$11.27	$14.74	$11.29	$13.77	$13.85	$13.76

Total return (b)	31.57%	12.54%	31.28%	(16.68)%	5.49%	11.81%	19.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355,625	$71	$1,137,826	$680,559	$613,150	$392,035	$300,467
Ratio of expenses to average net assets after waivers (a)	0.67%	0.70%	0.92%	0.95%	0.95%	0.92%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.66%	0.69%	0.91%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.67%	0.70%	0.92%	0.95%	0.95%	0.93%	0.96%
Ratio of net investment income to average net assets after waivers (a)	1.04%	0.97%	0.79%	0.72%	0.85%	1.56%	1.42%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.05%	0.98%	0.80%	0.73%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.04%	0.97%	0.79%	0.72%	0.85%	1.55%	1.31%
Portfolio turnover rate	34%	39%	34%	39%	64%	81%	71%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	105

EQ/Mercury International Value Portfolio(j):

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003 (e)	2002	2001	2000	1999
Net asset value, beginning of period	$8.66	$10.52	$8.66	$10.46	$13.44	$19.35	$13.01

Income from investment operations:
Net investment income	0.14	0.07	0.11	0.06	0.08	0.27	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.30	(1.85)	2.31	(1.80)	(2.98)	(2.71)	7.69

Total from investment operations	2.44	(1.78)	2.42	(1.74)	(2.90)	(2.44)	7.76

Less distributions:
Dividends from net investment income	(0.24)	(0.08)	(0.22)	(0.06)	(0.06)	(0.19)	(0.35)
Distributions from realized gains	—	—	—	—	(0.02)	(3.28)	(1.07)

Total dividends and distributions	(0.24)	(0.08)	(0.22)	(0.06)	(0.08)	(3.47)	(1.42)

Net asset value, end of period	$10.86	$8.66	$10.86	$8.66	$10.46	$13.44	$19.35

Total return (b)	28.27%	(16.90)%	28.01%	(16.61)%	(21.55)%	(12.33)%	60.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,163	$108	$675,246	$454,735	$299,090	$357,232	$299,159
Ratio of expenses to average net assets after waivers (a)	1.00%	1.00%	1.25%	1.25%	1.25%	1.23%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.93%	0.99%	1.18%	1.24%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.01%	1.05%	1.26%	1.30%	1.39%	1.27%	1.26%
Ratio of net investment income to average net assets after waivers (a)	1.35%	1.00%	1.10%	0.75%	0.66%	1.01%	0.54%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.42%	1.01%	1.17%	0.76%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.34%	0.95%	1.09%	0.70%	0.52%	0.98%	0.48%
Portfolio turnover rate	163%	55%	163%	55%	76%	112%	119%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$—	$— #	$0.02	$0.01	$0.01

See Notes to Financial Statements.

106	Financial Highlights	EQ Advisors Trust

EQ/MFS Emerging Growth Companies Portfolio:

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2003	2002	2001	2000	1999		2003	2002	2001	2000	1999
Net asset value, beginning of year	$9.10	$13.82	$20.91	$27.40	$16.04		$9.00	$13.70	$20.78	$27.33	$16.04

Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.07	0.04	0.01		(0.04)	(0.05)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.71	(4.70)	(7.16)	(5.13)	11.83		2.68	(4.65)	(7.04)	(5.13)	11.79

Total from investment operations	2.70	(4.72)	(7.09)	(5.09)	11.84		2.64	(4.70)	(7.08)	(5.15)	11.77

Less distributions:
Distributions from realized gains	—	—	— #	(1.40)	(0.48)		—	—	— #	(1.40)	(0.48)

Net asset value, end of year	$11.80	$9.10	$13.82	$20.91	$27.40		$11.64	$9.00	$13.70	$20.78	$27.33

Total return	29.67%	(34.15)%	(33.89)%	(18.56)%	74.43%		29.33%	(34.31)%	(34.06)%	(18.83)%	73.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,996	$22,611	$43,918	$72,889	$46,248		$935,920	$758,033	$1,363,276	$2,142,512	$1,665,635
Ratio of expenses to average net assets after waivers	N/A	N/A	N/A	0.70%	0.60	%(c)	N/A	N/A	N/A	0.95%	0.85	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.71%	0.72%	N/A	N/A	N/A		0.96%	0.97%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.72%	0.73%	0.72%	0.70%	0.70	%(c)	0.97%	0.98%	0.97%	0.95%	0.95	%(c)
Ratio of net investment income (loss) to average net assets after waivers	N/A	N/A	N/A	0.15%	0.09	%(c)	N/A	N/A	N/A	(0.11)%	(0.16	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly	(0.09)%	(0.16)%	N/A	N/A	N/A		(0.34)%	(0.41)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly	(0.10)%	(0.17)%	0.02%	0.14%	0.01	%(c)	(0.35)%	(0.42)%	(0.23)%	(0.11)%	(0.26	)%(c)
Portfolio turnover rate	105%	110%	278%	203%	184%		105%	110%	278%	203%	184%
Effect of expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$—	$—	$0.01		$—	$—	$—	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	107

EQ/MFS Investors Trust Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999**
Net asset value, beginning of period	$7.04	$8.89	$7.04	$8.97	$10.72	$10.84	$10.00

Income from investment operations:
Net investment income	0.07	0.05	0.05	0.04	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50	(1.84)	1.51	(1.93)	(1.75)	(0.12)	0.84

Total from investment operations	1.57	(1.79)	1.56	(1.89)	(1.71)	(0.08)	0.88

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)

Net asset value, end of period	$8.54	$7.04	$8.55	$7.04	$8.97	$10.72	$10.84

Total return (b)	22.28%	(20.11)%	22.12%	(21.04)%	(15.97)%	(0.77)%	8.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98	$79	$311,991	$201,141	$244,038	$223,078	$109,828
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.93%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.69%	0.69%	0.94%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.71%	0.71%	0.96%	0.96%	0.97%	0.96%	1.16%
Ratio of net investment income to average net assets after waivers (a)	0.93%	0.77%	0.68%	0.52%	0.48%	0.45%	0.80%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.94%	0.78%	0.69%	0.53%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.92%	0.76%	0.67%	0.51%	0.46%	0.42%	0.49%
Portfolio turnover rate	88%	70%	88%	70%	84%	65%	64%
Effect of expense limitation during the period: Per share benefit to net investment income	$— #	$— #	$— #	$— #	$— #	$—	$0.01

See Notes to Financial Statements.

108	Financial Highlights	EQ Advisors Trust

EQ/Money Market Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002	2001(e)	2000(e)	1999(e)	2003(e)	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.38	$10.37	$10.33	$10.28	$10.22	$10.32	$10.32	$10.28	$10.25	$10.21

Income from investment operations:
Net investment income	0.09	0.16	0.39	0.64	0.51	0.06	0.12	0.31	0.61	0.49
Net realized and unrealized gain (loss) on investments	— #	— #	— †	—	—	— #	0.01	0.06 †	(0.01)	(0.01)

Total from investment operations	0.09	0.16	0.39	0.64	0.51	0.06	0.13	0.37	0.60	0.48

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.35)	(0.59)	(0.45)	(0.07)	(0.13)	(0.33)	(0.57)	(0.44)

Net asset value, end of year	$10.37	$10.38	$10.37	$10.33	$10.28	$10.31	$10.32	$10.32	$10.28	$10.25

Total return	0.82%	1.54%	3.82%	6.24%	4.96%	0.57%	1.21%	3.63%	5.99%	4.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$705,877	$834,792	$860,719	$893,097	$883,988	$942,215	$1,209,341	$1,155,159	$677,333	$559,713
Ratio of expenses to average net assets	0.39%	0.39%	0.40%	0.40%	0.37%	0.64%	0.64%	0.65%	0.65%	0.62%
Ratio of net investment income to average net assets	0.82%	1.48%	3.80%	6.02%	4.91%	0.57%	1.23%	3.38%	5.78%	4.68%

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	109

EQ/Putnam Growth & Income Value Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$8.97	$8.41	$8.99	$11.28	$12.22	$11.56	$12.77

Income from investment operations:
Net investment income	0.15	0.04	0.14	0.13	0.11	0.12	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.27	0.68	2.27	(2.28)	(0.94)	0.66	(0.34)

Total from investment operations	2.42	0.72	2.41	(2.15)	(0.83)	0.78	(0.18)

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.14)	(0.14)	(0.11)	(0.12)	(0.16)
Distributions from realized gains	—	—	—	—	—	—	(0.87)

Total dividends and distributions	(0.16)	(0.16)	(0.14)	(0.14)	(0.11)	(0.12)	(1.03)

Net asset value, end of period	$11.23	$8.97	$11.26	$8.99	$11.28	$12.22	$11.56

Total return (b)	27.04%	8.55%	26.81%	(19.07)%	(6.73)%	6.69%	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108	$53	$613,776	$470,799	$589,382	$564,610	$544,271
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.92%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.69%	0.93%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.92%	0.95%
Ratio of net investment income to average net assets after waivers (a)	1.67%	1.54%	1.42%	1.29%	1.01%	1.05%	1.29%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.69%	1.55%	1.44%	1.30%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.67%	1.54%	1.42%	1.29%	1.01%	1.05%	1.19%
Portfolio turnover rate	43%	42%	43%	42%	89%	87%	77%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #	$—	$0.01

See Notes to Financial Statements.

110	Financial Highlights	EQ Advisors Trust

EQ/Putnam Voyager Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$9.56	$9.28	$9.58	$13.03	$17.24	$21.41	$16.79

Income from investment operations:
Net investment income (loss)	0.04	0.01	0.01	0.01	— #	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.28	0.31	2.29	(3.45)	(4.21)	(3.70)	5.09

Total from investment operations	2.32	0.32	2.30	(3.44)	(4.21)	(3.74)	5.06

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.01)	(0.01)	—	—	—
Distributions from realized gains	—	—	—	—	—	(0.43)	(0.44)

Total dividends and distributions	(0.04)	(0.04)	(0.01)	(0.01)	—	(0.43)	(0.44)

Net asset value, end of period	$11.84	$9.56	$11.87	$9.58	$13.03	$17.24	$21.41

Total return (b)	24.27%	3.46%	24.05%	(26.39)%	(24.42)%	(17.79)%	30.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117	$51	$263,715	$199,462	$299,380	$397,968	$384,175
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.93%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.67%	0.93%	0.92%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.78%	0.77%	1.03%	1.02%	0.98%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.35%	0.33%	0.10%	0.08%	(0.02)%	(0.25)%	(0.20)%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.37%	0.36%	0.12%	0.11%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.27%	0.26%	0.02%	0.01%	(0.05)%	(0.23)%	(0.25)%
Portfolio turnover rate	62%	147%	62%	147%	95%	81%	76%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$— #	$0.01	$0.01	$0.01	$—	$0.01

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	111

EQ/Small Company Index Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)		2002	2001		2000	1999
Net asset value, beginning of period	$7.19	$9.32		$7.19	$9.15	$9.03		$10.85	$9.56

Income from investment operations:
Net investment income	0.07	0.05		0.04	0.04	0.06		0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.26	(2.12)		3.26	(1.96)	0.13		(0.55)	1.85

Total from investment operations	3.33	(2.07)		3.30	(1.92)	0.19		(0.46)	1.94

Less distributions:
Dividends from net investment income	(0.05)	(0.06)		(0.02)	(0.04)	(0.05)		(0.08)	(0.09)
Distributions from realized gains	—	—		—	—	(0.02)		(1.28)	(0.56)

Total dividends and distributions	(0.05)	(0.06)		(0.02)	(0.04)	(0.07)		(1.36)	(0.65)

Net asset value, end of period	$10.47	$7.19		$10.47	$7.19	$9.15		$9.03	$10.85

Total return (b)	46.30%	(22.23)%		45.94%	(20.96)%	2.12%		(3.43)%	20.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,462	$87		$319,634	$99,391	$82,203		$72,747	$59,931
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.60%	0.60%		0.85%	0.85%	0.82%		0.75%	0.71%
Ratio of expenses to average net assets before waivers and reimbursements (a)	0.60%	0.60%		0.85%	0.85%	0.82%		0.93%	1.20%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	0.75%	0.91%		0.50%	0.66%	0.74%		0.73%	1.11%
Ratio of net investment income to average net assets before waivers and reimbursements (a)	0.75%	0.91%		0.50%	0.66%	0.73%		0.55%	0.62%
Portfolio turnover rate	32%	29%		32%	29%	36%		59%	59%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$	— $	—	$—	# $	0.02	$0.04

See Notes to Financial Statements.

112	Financial Highlights	EQ Advisors Trust

EQ/Technology Portfolio:

	Class IA					Class IB
	Year Ended December 31,			May 1, 2000* to December 31, 2000		Year Ended December 31,			May 1, 2000* to December 31, 2000
	2003	2002	2001			2003	2002	2001
Net asset value, beginning of period	$3.01	$5.06	$6.68	$10.00		$2.99	$5.04	$6.67	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.01		(0.02)	(0.03)	(0.03)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	(2.02)	(1.61)	(3.33)		1.32	(2.02)	(1.60)	(3.33)

Total from investment operations	1.32	(2.05)	(1.62)	(3.32)		1.30	(2.05)	(1.63)	(3.33)

Less distributions:
Dividends from net investment income	—	—	— #	—		—	—	— #	—

Net asset value, end of period	$4.33	$3.01	$5.06	$6.68		$4.29	$2.99	$5.04	$6.67

Total return (b)	43.85%	(40.51)%	(24.24)%	(33.20)%		43.48%	(40.67)%	(24.43)%	(33.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,775	$11,263	$24,326	$22,880		$325,178	$194,971	$320,756	$275,140
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.76%	0.88%	N/A	N/A		1.01%	1.13%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.99%	1.00%	0.98%	0.96	%(c)	1.24%	1.25%	1.23%	1.21	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.61)%	(0.71)%	(0.31)%	0.25	%(c)	(0.86)%	(0.96)%	(0.56)%	(0.00	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.47)%	(0.69)%	N/A	N/A		(0.72)%	(0.94)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.70)%	(0.81)%	(0.39)%	0.18	%(c)	(0.95)%	(1.06)%	(0.64)%	(0.07	)%(c)
Portfolio turnover rate	194%	80%	41%	49%		194%	80%	41%	49%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$—		$— #	$— #	$— #	$—

See Notes to Financial Statements.

EQ Advisors Trust	Financial Highlights	113

FINANCIAL HIGHLIGHTS (concluded)

*	Commencement of Operations
**	Commenced operations on January 1, 1999.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.
(f)	On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 2000 through August 31, 2000 is that of the predecessor Alliance Equity Index Portfolio. Information prior to the year ended December 31, 2000 includes the results of operations of the predecessor BT Equity 500 Index Portfolio.
(g)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.
(h)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.
(i)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(j)	On April 26, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T.Rowe Price International Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Mercury International Value Portfolio.
(k)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.
(l)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.
(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.

114	Financial Highlights	EQ Advisors Trust

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports include more information about the Trust’s performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI, dated May 1, 2004, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC’s website at www.sec.gov to view the SAI and other information about the Trust, which is available on the EDGAR database. You can also review and copy information about the Trust, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953

EQ Advisors TrustSM

Prospectus dated May 1, 2004

This Prospectus describes thirty (30) Portfolios* offered by EQ Advisors Trust and the Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

Domestic Stock Portfolios

EQ/Alliance Common Stock
EQ/Alliance Growth and Income
EQ/Alliance Premier Growth
EQ/Alliance Small Cap Growth
EQ/Bernstein Diversified Value
EQ/Calvert Socially Responsible
EQ/Capital Guardian Research
EQ/Capital Guardian U.S. Equity
EQ/Equity 500 Index
EQ/Evergreen Omega
EQ/FI Mid Cap
EQ/FI Small/Mid Cap Value
EQ/Janus Large Cap Growth
EQ/Lazard Small Cap Value
EQ/Marsico Focus
EQ/Mercury Basic Value Equity
EQ/MFS Emerging Growth Companies
EQ/MFS Investors Trust
EQ/Putnam Growth & Income Value
EQ/Putnam Voyager
EQ/Small Company Index
EQ/Technology**

International Stock Portfolios

EQ/Alliance International
EQ/Capital Guardian International
EQ/Emerging Markets Equity
EQ/Mercury International Value

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities
EQ/Alliance Quality Bond
EQ/J.P. Morgan Core Bond
EQ/Money Market

*	Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.
**	Subject to shareholder approval, we anticipate that the EQ/Technology Portfolio (the “replaced portfolio”) will be reorganized into the AXA Premier VIP Technology Portfolio, on or about May 14, 2004. After the reorganization, the replaced portfolio will no longer be available.

The Securities and Exchange Commission has not approved or disapproved any Portfolio’s shares or determined if this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Class IB-Master

EQ Advisors Trust

Overview

EQ ADVISORS TRUST

EQ Advisors Trust (the “Trust”) consists of fifty-three (53) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IB shares of thirty (30) of the Trust’s Portfolios. Each Portfolio is a diversified Portfolio, except for the EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio, which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by The Equitable Life Assurance Society of the United States (“Equitable”), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract. Please read that prospectus carefully and retain it for future reference.

Equitable, through its AXA Funds Management Group unit (the “Manager”), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the “Advisers”). Information regarding the Manager and the Advisers is included under “Management of the Trust” and “About the Investment Portfolios” in this Prospectus. The Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the “Multi-Manager Order”). The Manager also may allocate a Portfolio’s assets to additional Advisers subject to approval of the Trust’s Board of Trustees. In such circumstances, shareholders would receive notice of such action.

Effective on or about September 7, 2004, subject to regulatory approval, the name ”The Equitable Life Assurance Society of the United States” is anticipated to be changed to ”AXA Equitable Life Insurance Company.” When the name change becomes effective, all references in any current prospectus or prospectus supplement to ”The Equitable Life Assurance Society of the United States,” ”Equitable Life,” or ”Equitable” will become references to ”AXA Equitable Life Insurance Company.”

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2	Overview	EQ Advisors Trust

EQ Advisors Trust	Table of contents	3

1. About the investment portfolios

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

The EQ/Alliance Common Stock, EQ/Small Cap Growth, EQ/Capital Guardian U.S. Equity, EQ/Equity 500 Index, EQ/FI Mid Cap, EQ/FI Small/Mid Cap Value, EQ/Janus Large Cap Growth, EQ/Lazard Small Cap Value, EQ/Mercury Basic Value Equity, EQ/Small Company Index, EQ/Technology, EQ/Capital Guardian International, EQ/Emerging Markets Equity, EQ/Alliance Intermediate Government Securities, EQ/Alliance Quality Bond, EQ/J.P. Morgan Core Bond and EQ/Money Market Portfolios each also have a policy that it will invest 80% of its net assets in the particular type of investment suggested by its name. The EQ/Mercury International Value Portfolio also has a policy that it will invest 80% of its net assets in a particular type of investment. This policy may not be changed without providing sixty (60) days’ written notice to the shareholders of the affected Portfolio.

For temporary defensive purposes, each Portfolio (other than the EQ/Equity 500 Index, EQ/Small Company Index and EQ/Money Market Portfolios) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Please note that:

•	A fuller description of each of the principal risks and of the benchmarks is included in the section “More Information on Principal Risks and Benchmarks,” which follows the description of each Portfolio in this section of the Prospectus.
•	Additional information concerning each Portfolio’s strategies, investments, and risks can also be found in the Trust’s Statement of Additional Information.

4	About the investment portfolios	EQ Advisors Trust

Domestic Stock Portfolios

EQ/Alliance Common Stock Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio generally invests at least 80% of its net assets, plus borrowings for investment purposes, in common stocks. The Portfolio also invests in other equity-type securities (such as preferred stock or convertible debt) that the Adviser believes will share in the growth of the economy over a long-term period.

The Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts may be invested in stocks that are traded over-the-counter. The Portfolio generally will not invest more than 20% of its total assets in foreign securities.

The Portfolio invests in both growth-oriented and value-oriented stocks of companies of any size. By combining growth and value in a single portfolio, the Adviser seeks to smooth performance over time and to ensure that premiums are driven by security selection. The Adviser seeks to invest the growth portion of the Portfolio in companies with strong business models and market positions that offer the prospect of sustained, superior earnings growth. Relying on a bottom-up stock selection process driven by fundamental research, the Adviser seeks to identify such companies at an early stage. The Adviser seeks to invest the value portion of the Portfolio in companies that are trading at a discount to their long-term earnings power, usually because of a situation the Adviser’s research suggests will be temporary. The Adviser relies on a disciplined stock selection process that combines fundamental research and financial forecasts to seek to identify such companies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Common Stock Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Common Stock Portfolio whose inception date is January 13, 1976, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

28.34% (1998 4th Quarter)	–19.34% (2002 2nd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Ten Years

EQ/Alliance Common Stock Portfolio — Class IB Shares	49.58%	–0.96%	9.85%

S&P 500 Index**	28.68%	–0.57%	11.07%

*	For periods prior to the commencement of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	5

Domestic Stock Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Common Stock Portfolio	Class IB Shares

Management Fee	0.48%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses*	0.79%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.77%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$81

3 Years	$252

5 Years	$439

10 Years	$978

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit.

6	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Growth and Income Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of “blue chip” companies, although the Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. “Blue chip” issuers, are those:

•	that have a market capitalization of at least $1 billion;

•	whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody’s (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

The Portfolio may also invest in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (so-called “junk bonds”) (i.e., rated BB or lower by S&P or Ba or lower by Moody’s), or, if unrated, determined by the Adviser to be of comparable quality.

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bond and Lower Rated Securities Risk

•	Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on December 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

26.21% (1998 4th Quarter)	–17.14% (2002 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	7

Domestic Stock Portfolios (continued)

Average Annual Total Returns*

	One Year	Five Years	Ten Years

EQ/Alliance Growth and Income Portfolio — Class IB Shares	30.42%	5.40%	11.29%

Russell 1000 Value Index**	30.03%	3.56%	11.88%

*	For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Growth and Income Portfolio	Class IB Shares

Management Fee	0.57%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses*	0.88%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.85%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$90

3 Years	$281

5 Years	$488

10 Years	$1,084

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had approximately $475 billion in assets under management.

Paul Rissman and Aryeh Glatter are principally responsible for the day-to-day management of the Portfolio. Mr. Rissman, an Executive Vice President of Alliance Capital, has been associated with Alliance Capital since 1989. Mr. Glatter, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1993.

8	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Premier Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), however it is still relatively concentrated. The Adviser selects the Portfolio’s investments from a research universe of more than 500 companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio generally becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio generally becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the Portfolio for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

11.52% (2003 2nd Quarter)	–19.76% (2001 3rd Quarter)

EQ Advisors Trust	About the investment portfolios	9

Domestic Stock Portfolios (continued)

Average Annual Total Returns

	One Year	Since Inception

EQ/Alliance Premier Growth Portfolio — Class IB Shares	23.26%	–9.54%

Russell 1000 Growth Index*	29.75%	–6.73%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Premier Growth Portfolio	Class IB Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	1.20%

Less Fee Waiver/Expense Reimbursement*	0.04%

Net Total Annual Portfolio Operating Expenses**	1.16%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.15%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$118

3 Years	$377

5 Years	$656

10 Years	$1,450

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003 Alliance Capital had approximately $475 billion in assets under management.

Thomas G. Kamp is responsible for the day-to-day management of the Portfolio. Mr. Kamp has been a portfolio manager for the Portfolio since April 1, 2003. He is Senior Vice President of Alliance Capital and has been with Alliance Capital since 1993.

10	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Small Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase). The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for one year, five years, and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

28.02% (1999 4th Quarter)	–28.09% (1998 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Alliance Small Cap Growth Portfolio —Class IB Shares	40.90%	4.36%	6.23%

Russell 2500 Growth Index*	46.31%	3.83%	6.61%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does

EQ Advisors Trust	About the investment portfolios	11

Domestic Stock Portfolios (continued)

not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Small Cap Growth Portfolio	Class IB Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	1.07%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.03%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$109

3 Years	$340

5 Years	$590

10 Years	$1,306

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Bruce Aronow is responsible for the day-to-day management of the Portfolio. Mr. Aronow is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since January 1999.

12	About the investment portfolios	EQ Advisors Trust

EQ/Bernstein Diversified Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

In managing the Portfolio, the Adviser uses a value-oriented, “bottom-up” approach (individual stock selection) to find companies that have:

•	low price to earnings ratios;

•	high yield;

•	unrecognized assets;

•	the possibility of management change; and/or

•	the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody’s.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s commencement date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance Capital was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

23.34% (1998 4th Quarter)	–18.23% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Bernstein Diversified Value Portfolio — Class IB Shares	28.73%	3.09%	5.73%

Russell 1000 Value Index*	30.03%	3.56%	5.49%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

EQ Advisors Trust	About the investment portfolios	13

Domestic Stock Portfolios (continued)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Bernstein Diversified Value Portfolio	Class IB Shares

Management Fee	0.64%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.95%

Less Fee Waiver/Expense Reimbursement*	—%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for Class IB Shares of the Portfolio for the fiscal year ended December 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$303

5 Years	$525

10 Years	$1,166

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit (“Bernstein”) manages the Portfolio. As of December 31, 2003 Alliance Capital Had $475 billion in assets under management.

Bernstein’s field of expertise is the value style of investment management. Bernstein’s approach of equity investment for most of its equity services is value oriented, with value defined as the relationship between a security’s current price and its normal or long-term earnings power as determined by its investment research.

Marilyn G. Fedak and Ranji Nagaswami are principally responsible for the day-to-day management of the Portfolio. Ms. Fedak is an Executive Vice President of Alliance, Head of Bernstein Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities. Ms. Nagaswami, a Senior Vice President and member of the U.S. Value Equities Investment Policy Group and Risk Investment Policy Group since 2001, joined Bernstein in 1999.

14	About the investment portfolios	EQ Advisors Trust

EQ/Calvert Socially Responsible Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company’s performance on a variety of social issues is performed. The financial analysis is done by Brown Capital’s Mid/Large Investment team. Calvert’s in-house Social Research Department conducts the analysis of each company’s societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of “doing the right thing,” it also makes good business sense.

For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.

Investment Criteria: Brown Capital’s investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

Social Criteria: Calvert analyzes investments from a social perspective. Calvert’s in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:

•	deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;

•	manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;

•	negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and

•	foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:

•	production of or the manufacture of equipment to produce nuclear energy;

•	business activities in support of repressive regimes;

•	manufacture of weapon systems;

•	manufacture of alcoholic beverages or tobacco products;

•	operation of gambling casinos; or

•	a pattern and practice of violating the rights of indigenous people.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk
•	Equity Risk

•	Growth Investing Risk

•	Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in

EQ Advisors Trust	About the investment portfolios	15

Domestic Stock Portfolios (continued)

the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 1999. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

16.47% (2001 4th Quarter)	–19.77% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Calvert Socially Responsible Portfolio — Class IB Shares	27.89%	–3.95%

Russell 3000 Index*	31.06%	–1.27%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Calvert Socially Responsible Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.55%

Total Annual Portfolio Operating Expenses	1.45%

Less Fee Waiver/Expense Reimbursement*	0.40%

Net Total Annual Portfolio Operating Expenses**	1.05%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.00%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$107

3 Years	$418

5 Years	$751

10 Years	$1,695

WHO MANAGES THE PORTFOLIO

Calvert Asset Management Company, Inc. (“Calvert”), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since the Portfolio commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio’s investments. As of December 31, 2003, Calvert had $9.5 billion in assets under management.

16	About the investment portfolios	EQ Advisors Trust

Brown Capital Management, Inc. (“Brown Capital”), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital is the investment manager for other mutual fund portfolios. As of December 31, 2003, Brown Capital had $5.5 billion in assets under management. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio’s social criteria.

Eddie C. Brown, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 25 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company.

EQ Advisors Trust	About the investment portfolios	17

Domestic Stock Portfolios (continued)

EQ/Capital Guardian Research Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio seeks long-term growth of capital through investments in a portfolio comprised primarily of equity securities; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter:	Worst quarter:

16.00% (2003 2nd Quarter)	–18.37% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Capital Guardian Research Portfolio — Class IB Shares	31.41%	2.08%

S&P 500 Index*	28.68%	–2.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian Research Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.97%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

18	About the investment portfolios	EQ Advisors Trust

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$307

5 Years	$534

10 Years	$1,188

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2003, Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	19

Domestic Stock Portfolios (continued)

EQ/Capital Guardian U.S. Equity Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser seeks to accomplish the Portfolio’s investment objective through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation and to a lesser degree, income. The Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance.

The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

18.40% (2003 2nd Quarter)	–19.20% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Capital Guardian U.S. Equity Portfolio — Class IB Shares	36.38%	1.98%

S&P 500 Index*	28.68%	–2.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

20	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian U.S. Equity Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.97%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$307

5 Years	$534

10 Years	$1,188

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations. As of December 31, 2003, Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	21

Domestic Stock Portfolios (continued)

EQ/Equity 500 Index Portfolio

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index (“S&P 500”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the Portfolio will hold all 500 securities in the S&P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio’s total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last nine calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994, and the performance results of the Portfolio (to which the assets of the predecessor were transferred) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

21.05% (1998 4th Quarter)	–17.32% (2002 3rd Quarter)

22	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Equity 500 Index Portfolio — Class IB Shares	27.83%	–1.15%	10.52%

S&P 500 Index**	28.68%	–0.57%	11.26%

*	For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Equity 500 Index Portfolio	Class IB Shares

Management Fee	0.25%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.56%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$57

3 Years	$179

5 Years	$313

10 Years	$701

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

EQ Advisors Trust	About the investment portfolios	23

Domestic Stock Portfolios (continued)

EQ/Evergreen Omega Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management. “Growth” stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser’s active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser’s investment decisions.

The Adviser generally intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer’s fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio’s investment objective.

Although not a primary investment strategy, the Portfolio also may invest up to 25% of its total assets in foreign securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) and engage in short sales in order to: (i) maintain the Portfolio’s exposure to the market; (ii) manage cash; or (iii) attempt to increase income.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

16.56% (2003 2nd Quarter)	–18.11% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Evergreen Omega Portfolio — Class IB Shares	38.22%	–3.33%	–3.33%

Russell 1000 Growth Index*	29.75%	–5.12%	–5.12%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

24	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Evergreen Omega Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.25%

Total Annual Portfolio Operating Expenses	1.15%

Less Fee Waiver/Expense Reimbursement*	0.20%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.84%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$345

5 Years	$613

10 Years	$1,377

WHO MANAGES THE PORTFOLIO

Evergreen Investment Management Company, LLC (“Evergreen”), 200 Berkeley Street, Boston, Massachusetts 02116-5034. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States. As of December 31, 2003, Evergreen had $247 billion in assets under management.

The Portfolio is managed by a team of portfolio management professionals from Evergreen’s Large Cap Core Growth team, with team members responsible for various sectors.

EQ Advisors Trust	About the investment portfolios	25

Domestic Stock Portfolios (continued)

EQ/FI Mid Cap Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio’s assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in common stocks of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in the index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with smaller or larger market capitalizations.

The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy “growth” stocks or “value” stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objectives. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

20.69% (2003 2nd Quarter)	–22.26% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/FI Mid Cap Portfolio — Class IB Shares	43.56%	0.55%

S&P MidCap 400 Index*	35.62%	2.59%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

26	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/FI Mid Cap Portfolio	Class IB Shares

Management Fee	0.70%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	1.03%

Less Fee Waiver/Expense Reimbursement*	0.03%

Net Total Annual Portfolio Operating Expenses**	1.00%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.88%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$102

3 Years	$325

5 Years	$566

10 Years	$1,256

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devon-shire Street, Boston, MA 02109. FMR has been the Portfolio’s Adviser since the Portfolio commenced operations. FMR may enter into agreements with its affiliates, including FMR Co., Inc., in providing services to the Portfolio. As of December 31, 2003, FMR, including its affiliates, had approximately $799 billion in total assets under management.

Peter Saperstone, a Portfolio Manager with FMR Co., Inc., an affiliate of FMR, is responsible for the day-to-day management of the Portfolio and is a portfolio manager for various Fidelity equity funds. Mr. Saperstone has been associated with FMR from 1995 through 2001 and with FMR Co., Inc. from 2001 to the present.

EQ Advisors Trust	About the investment portfolios	27

Domestic Stock Portfolios (continued)

EQ/FI Small/Mid Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio’s assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, for purposes of this Portfolio, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and the S&P MidCap 400 Index or the Russell MidCap Index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio’s investment. Companies whose capitalization is above this level after purchase continue to be considered to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Adviser may also invest the Portfolio’s assets in companies with larger market capitalizations.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company’s assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/book, price/sale, or price/ earnings ratios. The stocks of these companies are often called “value” stocks. The Adviser may also invest in stocks that are not called value stocks.

The Adviser may invest the Portfolio’s assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio’s exposure to changing security prices or other factors that affect security values. The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective. If the Adviser’s strategies do not work as intended, the Portfolio may not achieve its objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

16.29% (2003 2nd Quarter)	–20.25% (1998 3rd Quarter)

28	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/FI Small/Mid Cap Value Portfolio — Class IB Shares	33.36%	4.82%	4.68%

Russell 2500 Value Index*	44.93%	11.93%	12.74%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/FI Small/Mid Cap Value Portfolio	Class IB Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses*	1.10%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.04%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$112

3 Years	$350

5 Years	$606

10 Years	$1,340

WHO MANAGES THE PORTFOLIO

Fidelity Management & Research Company (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio’s Adviser since July 24, 2000. As of December 31, 2003, FMR, including its affiliates, had approximately $799 billion in total assets under management.

Richard Fentin and James Harmon are responsible for the day-to-day management of the Portfolio. Mr. Fentin is a vice president and manager and has been associated with FMR since 1979. Mr. Harmon is a vice president and manager and has been associated with FMR since 1995.

EQ Advisors Trust	About the investment portfolios	29

Domestic Stock Portfolios (continued)

EQ/Janus Large Cap Growth Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in securities of growth-oriented companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth-oriented companies with a large market capitalization.

The Adviser may invest substantially all of the Portfolio’s assets in equity securities if the Adviser believes equity securities will appreciate in value. The Portfolio is diversified for purposes of the 1940 Act, however, it may be invested in a limited number of companies.

For purposes of this Portfolio, companies having a market capitalization within the range of companies in the Russell 1000 Index at the time of purchase are considered large capitalization companies.

The Adviser applies a “bottom-up” approach in choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portion of the Portfolio’s assets may be in cash or similar investments.

The Portfolio may also invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. The Adviser will seek companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. In addition, the Portfolio may invest up to 20% of the Portfolio’s total assets in lower rated securities rated BB or lower by S&P or an equivalent rating by any other nationally recognized statistical rating organization (“NRSRO”) or unrated securities of similar quality (“junk bonds”).

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Fixed Income Risk

Credit Risk

Junk Bond and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

14.87% (2001 4th Quarter)	–24.26% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Janus Large Cap Growth Portfolio — Class IB Shares	25.88%	–15.54%

Russell 1000 Growth Index*	29.75%	–17.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

30	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Janus Large Cap Growth Portfolio	Class IB Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	1.24%

Less Fee Waiver/Expense Reimbursement*	0.09%

Net Total Annual Portfolio Operating Expenses	1.15%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$117

3 Years	$384

5 Years	$672

10 Years	$1,491

WHO MANAGES THE PORTFOLIO

Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206-4928. Janus has been the Adviser to the Portfolio since it commenced operations. Janus manages investment companies, private-label mutual funds and provides separate account advisory services for institutional accounts. As of December 31, 2003 Janus had $151.5 billion in assets under management.

Marc Pinto, a Portfolio Manager with Janus, is responsible for the day-to-day management of the Portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been associated with Janus since 1994.

EQ Advisors Trust	About the investment portfolios	31

Domestic Stock Portfolios (continued)

EQ/Lazard Small Cap Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is non-diversified and, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000) that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The equity securities that the Portfolio may purchase include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants. The Portfolio will have characteristics similar to the Russell 2000 Value Index.

The Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics: (i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company’s franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company’s business; (vi) have significant debt but have high levels of free cash flow; and (vii) have a relatively short corporate history with the expectation that the business may grow.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Focused Portfolio Risk

•	Non-Diversification Risk

•	Small-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The Portfolio’s inception date was January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

19.39% (1999 2nd Quarter)	–20.10% (1998 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Lazard Small Cap Value Portfolio — Class IB Shares	37.42%	10.93%	7.71%

Russell 2000 Value Index*	46.03%	12.28%	8.92%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

32	About the investment portfolios	EQ Advisors Trust

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Lazard Small Cap Value Portfolio	Class IB Shares

Management Fee	0.75%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses	1.10%

Less Fee Waiver/Expense Reimbursement*	—%

Net Total Annual Portfolio Operating Expenses**	1.10%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.00%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$112

3 Years	$350

5 Years	$606

10 Years	$1,340

WHO MANAGES THE PORTFOLIO

Lazard Asset Management, LLC (“LAM”), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. LAM and its affiliates provide their clients with a wide variety of investment banking and related services, including investment management. As of December 31, 2003, Lazard had $69 billion in assets under management.

Andrew Lacey and Patrick Mullin are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr. Lacey, a Managing Director of LAM, has been with LAM since 1995. Mr. Mullin, a Director of LAM, has been with LAM since February 1998.

EQ Advisors Trust	About the investment portfolios	33

Domestic Stock Portfolios (continued)

EQ/Marsico Focus Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio is “non-diversified” and invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

For purposes of this Portfolio, companies having a market capitalization of $5 billion or more generally are considered large companies.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.

In selecting investments for the Portfolio, the Adviser uses an approach that combines “top-down” economic analysis with “bottom-up” stock selection. The “top-down” approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser examines such factors as the most attractive investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the “top-down” analysis, the Adviser identifies sectors, industries and companies that should benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Portfolio, the Adviser focuses on a number of different attributes, including the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity and the ability to generate free cash flow); strong management; and reasonable valuations in the context of projected growth rates. This is called “bottom-up” stock selection.

The Portfolio’s core investments generally are well-known growth companies. However, the Portfolio’s investments also typically include more aggressive growth companies and companies undergoing significant changes, for example, the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio’s performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Non-Diversification Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is September 1, 2001. The table shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

12.09% (2003 2nd Quarter)	–12.09% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Marsico Focus Portfolio — Class IB Shares	31.08%	12.67%

Russell 1000 Growth Index*	29.75%	–1.31%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

34	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Marsico Focus Portfolio	Class IB Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	1.22%

Less Fee Waiver/Expense Reimbursement*	0.07%

Net Total Annual Portfolio Operating Expenses**	1.15%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.10%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$117

3 Years	$380

5 Years	$663

10 Years	$1,470

WHO MANAGES THE PORTFOLIO

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico has been the Adviser to the Portfolio since it commenced operations. Marsico is a registered investment adviser formed in 1997. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities and retirement plans. As of December 31, 2003, Marsico had $30.2 billion in assets under management.

Thomas F. Marsico is principally responsible for the day-to-day management of the Portfolio. Mr. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager.

EQ Advisors Trust	About the investment portfolios	35

Domestic Stock Portfolios (continued)

EQ/Mercury Basic Value Equity Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities, the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

•	stocks are out of favor;

•	company earnings are depressed;

•	price/earnings ratios are relatively low;

•	investment expectations are limited; and/or

•	there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

•	investment expectations are high;

•	stock prices are advancing or have advanced rapidly;

•	price/earnings ratios have been inflated; and/or

•	an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued. The Portfolio also may invest, to a limited extent, in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio’s management sees an appropriate opportunity.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Small-Cap and Mid-Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years, and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

18.08% (2003 2nd Quarter)	–20.46% (2002 3rd Quarter)

36	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Mercury Basic Value Equity Portfolio — Class IB Shares	31.28%	8.95%	10.99%

Russell 1000 Value Index*	30.03%	3.56%	8.73%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Mercury Basic Value Equity Portfolio	Class IB Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.92%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Portfolio Annual Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.91%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$94

3 Years	$293

5 Years	$509

10 Years	$1,131

WHO MANAGES THE PORTFOLIO

Mercury Advisors (“Mercury”), a division of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or its advisory affiliates have been the Adviser to the Portfolio since it commenced operations. Mercury, together with its investment advisory affiliates, is the world’s third-largest asset management firm, with total assets under management of $500 billion as of December 31, 2003. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

Kevin Rendino and Robert J. Martorelli are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been a Managing Director of Mercury since 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997.

EQ Advisors Trust	About the investment portfolios	37

Domestic Stock Portfolios (continued)

EQ/MFS Emerging Growth Companies Portfolio

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

•	early in their life cycle but have the potential to become major enterprises; or

•	are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio’s investments may include securities traded in the over-the-counter markets.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser.

In addition, the Adviser may invest up to 25% of the Portfolio’s assets in foreign securities, including those in emerging markets, or in cash and cash equivalents.

The Portfolio may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

Emerging Market Risk

•	Growth Investing Risk

•	Portfolio Turnover Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

53.01% (1999 4th Quarter)	–28.50% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/MFS Emerging Growth Companies Portfolio —Class IB Shares	29.33%	–4.62%	4.02%

Russell 3000 Growth Index*	30.97%	–4.69%	3.99%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

38	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/MFS Emerging Growth Companies Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.07%

Total Annual Portfolio Operating Expenses*	0.97%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.96%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$99

3 Years	$309

5 Years	$536

10 Years	$1,190

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Bos-ton, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2003, MFS had $140.3 billion in assets under management.

The Portfolio is managed by a team of portfolio managers.

EQ Advisors Trust	About the investment portfolios	39

Domestic Stock Portfolios (continued)

EQ/MFS Investors Trust Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

For purposes of this Portfolio, the words “reasonable current income” mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio also seeks to maintain a portfolio yield equal to approximately 90% of the yield on the S&P 500 Index.

The Adviser uses a “bottom-up” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the Adviser’s large group of equity research analysts.

The Portfolio may invest up to, and including, 20% of its net assets in foreign securities, including those in emerging markets and depositary receipts, through which it may have exposure to foreign currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

Emerging Markets Risk

•	Growth Investing Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last five calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

13.47% (2003 2nd Quarter)	–15.37% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/MFS Investors Trust Portfolio — Class IB Shares	22.12%	–2.65%	–2.65%

S&P 500 Index*	28.68%	–0.57%	–0.57%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

40	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/MFS Investors Trust Portfolio	Class IB Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.11%

Total Annual Portfolio Operating Expenses	0.96%

Less Fee Waiver/Expense Reimbursement*	0.01%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.94%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$305

5 Years	$530

10 Years	$1,177

WHO MANAGES THE PORTFOLIO

MFS Investment Management (“MFS”), 500 Boylston Street, Bos-ton, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2003, MFS had $140.3 billion in assets under management.

John D. Laupheimer is responsible for the day-to-day management of the Portfolio. Mr. Laupheimer, a Senior Vice President, has been associated with MFS since 1981.

EQ Advisors Trust	About the investment portfolios	41

Domestic Stock Portfolios (continued)

EQ/Putnam Growth & Income Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in investment grade corporate bonds, notes and debentures, preferred stocks and convertible securities (both debt securities and preferred stocks) and U.S. Government securities. It may also invest a portion of its assets in debt securities rated below investment grade (so-called “junk bonds”), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities.

The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio’s investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bond and Lower Rated Securities Risk

•	Foreign Securities Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

17.79% (2003 2nd Quarter)	–18.57% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Putnam Growth & Income Value Portfolio — Class IB Shares	26.81%	0.17%	4.27%

Russell 1000 Value Index*	30.03%	3.56%	8.73%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

42	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Putnam Growth & Income Value Portfolio	Class IB Shares

Management Fee	0.60%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.10%

Total Annual Portfolio Operating Expenses*	0.95%

*	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$303

5 Years	$525

10 Years	$1,166

WHO MANAGES THE PORTFOLIO

Putnam Investment Management, LLC (“Putnam Management”), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. As of December 31, 2003, Putnam Management and its affiliates had $239 billion in assets under management.

The Putnam Large Cap Value Team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	43

Domestic Stock Portfolios (continued)

EQ/Putnam Voyager Portfolio

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. Although the Portfolio invests primarily in large cap securities, it may also purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in “growth” stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company’s future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Equity Risk

•	Foreign Securities Risk

•	Growth Investing Risk

•	Small-Cap or Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

25.29% (1998 4th Quarter)	–19.95% (2001 1st Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Putnam Voyager Portfolio — Class IB Shares	24.05%	–5.87%	3.47%

Russell 1000 Growth Index*	29.75%	–5.11%	4.02%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

44	About the investment portfolios	EQ Advisors Trust

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Putnam Voyager Portfolio	Class IB Shares

Management Fee	0.65%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	1.03%

Less Fee Waiver/Expense Reimbursement*	0.08%

Net Total Annual Portfolio Operating Expenses**	0.95%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 0.93%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$97

3 Years	$320

5 Years	$560

10 Years	$1,251

WHO MANAGES THE PORTFOLIO

Putnam Investment Management, LLC (“Putnam Management”), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937. As of December 31, 2003, Putnam Management and its affiliates had $239 billion in assets under management.

The Putnam Large Cap Growth Team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	45

Domestic Stock Portfolios (continued)

EQ/Small Company Index Portfolio

INVESTMENT OBJECTIVE: Seeks to replicate as closely as possible (before the deduction of Portfolio expenses) the total return of the Russell 2000 Index (“Russell 2000”).

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-cap companies included in the Russell 2000. The Adviser seeks to match the returns of the Russell 2000. The Portfolio invests in a statistically selected sample of the securities found in the Russell 2000, using a process known as “optimization.” This process selects stocks for the Portfolio so that industry weightings, market capitalizations and fundamental characteristics (price to book ratios, price to earnings ratios, debt to asset ratios and dividend yields) closely match those of the securities included in the Russell 2000. This approach helps to increase the Portfolio’s liquidity and reduce costs. The securities held by the Portfolio are weighted to make the Portfolio’s total investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 95% or higher before the deduction of Portfolio expenses. The Portfolio’s ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. The Portfolio seeks to track the Russell 2000, therefore, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Securities index futures contracts and related options, warrants and convertible securities may be used for a number of reasons, including: to simulate full investment in the Russell 2000 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or Russell 2000. These instruments are considered to be derivatives.

The Portfolio may invest to a lesser extent in short-term debt securities and money market securities to meet redemption requests or to facilitate investment in the securities included in the Russell 2000.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Equity Risk

•	Index-Fund Risk

•	Small-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing the yearly changes in the Portfolio’s performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

22.95% (2003 2nd Quarter)	–21.52% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Small Company Index Portfolio — Class IB Shares	45.94%	6.54%	5.02%

Russell 2000 Index*	47.25%	7.13%	5.46%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does

46	About the investment portfolios	EQ Advisors Trust

not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Small Company Index Portfolio	Class IB Shares

Management Fee	0.25%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.35%

Total Annual Portfolio Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$87

3 Years	$271

5 Years	$471

10 Years	$1,049

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since January 2, 2003. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

EQ Advisors Trust	About the investment portfolios	47

Domestic Stock Portfolios (continued)

EQ/Technology Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the computer, electronic, hardware and components, communication, software, e-commerce, information service, biotechnology, chemical products, synthetic materials, and defense and aerospace industries.

The Portfolio does not limit its investment to issuers with a specific market capitalization range. While the Portfolio can invest in securities of U.S. and foreign companies, the majority of its assets are expected to be invested in securities of U.S. companies.

The Portfolio intends to invest primarily in common stock but it may also invest in other securities that the Advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The Advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Equity Risk

•	Foreign Securities Risk

•	Multiple Adviser Risk

•	Sector Risk

•	Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last three calendar years of operations and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio’s average annual total returns for one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003. In addition, the Portfolio did not employ multiple Advisers prior to that date.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

34.40% (2001 4th Quarter)	–35.01% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Technology Portfolio — Class IB Shares	43.48%	–20.60%

Russell 1000 Technology Index*, **	48.88%	–22.66%

Russell 1000 Index*	29.89%	–5.44%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”
**	We believe that this index reflects more closely the market sectors in which the Portfolio invests.

48	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Technology Portfolio	Class IB Shares

Management Fee	0.90%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	1.24%

Less Fee Waiver/Expense Reimbursement*	0.09%

Net Total Annual Portfolio Operating Expenses**	1.15%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.01%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$117

3 Years	$384

5 Years	$672

10 Years	$1,491

WHO MANAGES THE PORTFOLIO

RCM Capital Management LLC (“RCM”), Four Embarcadero Center, San Francisco, CA 94111, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, RCM had approximately $33 billion in assets under management.

Walter C. Price, CFA and Huachen Chen, CFA, are primarily responsible for the day-to-day management of the Portfolio’s assets allocated to RCM. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager, and has been associated with RCM since 1985.

Firsthand Capital Management, Inc. (“Firsthand”), 125 South Market, Suite 1200, San Jose, CA 95113, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Firsthand had approximately $1.4 billion in assets under management.

Kevin M. Landis is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to Firsthand. Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

Wellington Management Company, LLP (“Wellington Management”), 75 State Street, Boston, MA 02109, has served as an Adviser to the Portfolio since December 2003. As of December 31, 2003, Wellington Management had approximately $394 billion in assets under management.

The portion of the Portfolio’s assets allocated to Wellington Management is managed by a team of investment professionals.

EQ Advisors Trust	About the investment portfolios	49

International Stock Portfolios

EQ/Alliance International Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or “emerging markets”), although it will not generally invest in the United States. Developing countries in which the growth portion of the Portfolio may invest include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa.

The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it generally invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries (including developing countries or “emerging markets”) not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

50	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

25.32% (1999 4th Quarter)	–20.49% (2002 3rd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Since Inception

EQ/Alliance International Portfolio — Class IB Shares	35.27%	–0.30%	2.83%

MSCI EAFE Index**	38.59%	–0.05%	4.00%

*	For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance International Portfolio	Class IB Shares

Management Fee	0.74%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	1.12%

Less Fee Waiver/Expense Reimbursement*	0.02%

Net Total Annual Portfolio Operating Expenses**	1.10%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed 1.10%. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust — Expense Limitation Agreement.”

**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. This arrangement did not affect the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$112

3 Years	$354

5 Years	$615

10 Years	$1,361

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit (“Bernstein”). This team approach pairs the growth expertise of Alliance Capital with members of its Global Value Equity Investment Policy Group. Stephen Beinhacker and Jimmy Pang are responsible for the day-to-day management of the growth portion of the Portfolio. Mr. Beinhacker, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1997. Mr. Pang, a Vice President of Alliance Capital, has been associated with Alliance Capital since 1996. The Global Value Equity Investment Policy Group is comprised of key senior investment professionals of Bernstein.

EQ Advisors Trust	About the investment portfolios	51

International Stock Portfolios (continued)

EQ/Capital Guardian International Portfolio

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices, where it conducts its principal operations and the location of its primary listing.

The Portfolio primarily invests in common stocks, securities convertible into common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody’s or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last four calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for this Portfolio is May 1, 1999. The table below shows the Portfolio’s average annual total returns for the past one year and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

18.63% (2003 2nd Quarter)	–19.81% (2002 3rd Quarter)

Average Annual Total Returns

	One Year	Since Inception

EQ/Capital Guardian International Portfolio — Class IB Shares	32.54%	0.33%

MSCI EAFE Index*	38.59%	–1.20%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

52	About the investment portfolios	EQ Advisors Trust

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Capital Guardian International Portfolio	Class IB Shares

Management Fee	0.85%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.21%

Total Annual Portfolio Operating Expenses	1.31%

Less Fee Waiver/Expense Reimbursement*	0.11%

Net Total Annual Portfolio Operating Expenses**	1.20%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.18%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$122

3 Years	$404

5 Years	$707

10 Years	$1,568

WHO MANAGES THE PORTFOLIO

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception. Capital Guardian has been providing investment management services since 1968. As of December 31, 2003, Capital Guardian had $146 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of investment professionals at Capital Guardian. Each investment professional is responsible for managing a portion of the Portfolio according to his or her own approach to investing. This method allows each investment professional to create his or her own best ideas portfolio, while accomplishing diversification through the blending of many different investment styles.

EQ Advisors Trust	About the investment portfolios	53

International Stock Portfolios (continued)

EQ/Emerging Markets Equity Portfolio

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is non-diversified and, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries. Such equity securities may include common stocks, securities convertible into common stocks, preferred stocks, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder-oriented management. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.

A Portfolio is considered “non-diversified” for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.

For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

•   its principal securities trading market is in an emerging market country;

•   alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

•   it is organized under the laws of, or has a principal office in, an emerging market country.

The Adviser’s investment approach combines top-down country allocation with bottom-up stock selection. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Portfolio may invest to a limited extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade (so-called “junk bonds”). The Portfolio also may invest, to a lesser extent, in equity securities of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Fixed Income Risk

Junk Bonds and Lower Rated Securities Risk

•	Focused Portfolio Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Growth Investing Risk

•	Liquidity Risk

•	Non-Diversification Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is August 20, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

54	About the investment portfolios	EQ Advisors Trust

Calendar Year Annual Total Return

Best quarter (% and time period)	Worst quarter (% and time period)

49.97% (1999 4th Quarter)	–22.24% (2001 3rd Quarter)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Emerging Markets Equity Portfolio — Class IB Shares	56.09%	10.29%	–0.78%

MSCI EMF Index*	56.28%	10.62%	0.74%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Emerging Markets Equity Portfolio	Class IB Shares

Management Fee	1.15%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.40%

Total Annual Portfolio Operating Expenses	1.80%

Less Fee Waiver/Expense Reimbursement*	—%

Net Total Annual Portfolio Operating Expenses**	1.80%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed 1.80. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.78%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$183

3 Years	$566

5 Years	$975

10 Years	$2,116

WHO MANAGES THE PORTFOLIO

Morgan Stanley Investment Management Inc. (“MSIM Inc.”), 1221 Avenue of the Americas, New York, NY 10020. MSIM Inc. has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM Inc. conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM Inc. is a direct subsidiary of Morgan Stanley. As of December 31, 2003 MSIM Inc. had $421 billion in assets under management.

MSIM Inc.’s Emerging Markets Equity team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust	About the investment portfolios	55

International Stock Portfolios (continued)

EQ/Mercury International Value Portfolio

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in securities of companies located in a number of different countries outside the United States. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be issuers of securities located in a country other than the U.S.:

•	companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

•	companies that earn 50% or more of their total revenues from business outside the U.S.;

•	companies with 50% or more of their assets located in a country outside of the U.S.; and

•	companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using derivatives, such as futures, options, warrants, and forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. In investing the Portfolio’s assets, the Adviser follows a value investing style, focusing on the stocks that the Adviser believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include a low price-to-earnings ratio relative to the cost of capital and other intrinsic characteristics, a high yield relative to the market and financial strength. Stocks may be “undervalued” because they are part of an industry that is out of favor with investors generally. Even in those industries, individual companies may have high rates of earnings growth of and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign Securities Risk

Currency Risk

Emerging Market Risk

•	Liquidity Risk

•	Small Cap and Mid Cap Company Risk

•	Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this portfolio because a different Adviser managed the Portfolio prior to December 12, 2003.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter: (% and time period)	Worst quarter: (% and time period)

36.26% (1999 4th Quarter)	–20.57% (2002 3rd Quarter)

56	About the investment portfolios	EQ Advisors Trust

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/Mercury International Value Portfolio — Class IB Shares	28.01%	3.30%	6.69%

MSCI EAFE Index*	38.59%	–0.05%	3.16%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Mercury International Value Portfolio	Class IB Shares

Management Fee	0.85%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.16%

Total Annual Portfolio Operating Expenses	1.26%

Less Fee Waiver/Expense Reimbursement*	0.01%

Net Total Annual Portfolio Operating Expenses**	1.25%

*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the Portfolio until April 30, 2005 (“Expense Limitation Agreement”) so that the Total Annual Portfolio Operating Expenses of the Class IB shares of the Portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Total Annual Portfolio Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. For more information on the Expense Limitation Agreement, see “Management of the Trust – Expense Limitation Agreement.”
**	A portion of the brokerage commissions that the Portfolio pays is used to reduce the Portfolio’s expenses. Including this reduction, the Net Total Annual Portfolio Operating Expenses for Class IB shares of the Portfolio for the fiscal year ended December 31, 2003 were 1.18%.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$127

3 Years	$399

5 Years	$691

10 Years	$1,522

WHO MANAGES THE PORTFOLIO

Merrill Lynch Investment Managers International Limited (“MLIM International”), an affiliate of Fund Asset Management, L.P., 33 King William Street, London EC4R 9AS, England, serves as the Adviser to the Portfolio. As of December 31, 2003, MLIM International and its investment advisory affiliates had approximately $500 billion in assets under management.

The Portfolio’s assets are managed by a team of investment professionals led by James Macmillan. Mr. Macmillan is a Managing Director and Senior Portfolio Manager and has been with MLIM International or one of its advisory affiliates since 1993.

EQ Advisors Trust	About the investment portfolios	57

Fixed Income Portfolios

EQ/Alliance Intermediate Government Securities Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities.

The Portfolio’s investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but less than ten years. In some cases, the Adviser’s calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates).

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser’s assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio also may purchase debt securities of non-government issuers that own mortgages. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

For purposes of this Portfolio, U.S. Government securities include:

•	U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

•	U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

•	U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

•	“Ginnie Maes”: Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association (“GNMA”) guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

•	“Fannie Maes”: The Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA’s right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	“Freddie Macs”: The Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the U.S. Government, issues participation certificates (“PCs”) which represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not issued by, or backed by the full faith and credit of, the U.S. Government.

•	Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. These securities are not backed by the full faith and credit of the U.S. Government.

•	“Sallie Maes”: The Student Loan Marketing Association (“SLMA”) is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are not issued by the U.S. Government and are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

58	About the investment portfolios	EQ Advisors Trust

The Portfolio may also invest in “zero coupon” U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

Guarantees associated with U.S. Government Securities guarantee only the payment of principal at maturity and interest when due, and do not guarantee the securities’ yield or value or the yield or value of the Portfolio’s shares.

The Portfolio may also purchase collateralized mortgage obligations (“CMOs”) issued by non-governmental issuers and securities issued by real estate mortgage investment conduits (“REMICs”), but only if they are collateralized by U.S. Government securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

•	Portfolio Turnover Risk

•	Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

4.83% (2001 3rd Quarter)	–0.83% (1999 2nd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Ten Years

EQ/Alliance Intermediate Government Securities Portfolio — Class IB Shares	2.10%	5.40%	5.27%

Lehman Brothers Intermediate Government Bond Index**	2.29%	6.18%	6.32%

*	For periods prior to the inception of Class IB Shares (May 1, 1997), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

EQ Advisors Trust	About the investment portfolios	59

Fixed Income Portfolios (continued)

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Intermediate Government Securities Portfolio	Class IB Shares

Management Fee	0.49%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	0.82%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$84

3 Years	$262

5 Years	$455

10 Years	$1,014

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

The Portfolio Managers are Jeffrey S. Phlegar and Kewjin Yuoh. Mr. Phlegar, a co-chief investment officer of Alliance Capital’s fixed income group, has been associated with Alliance Capital for the past sixteen years. Mr. Yuoh joined Alliance Capital in 2003 as a Vice President. Prior thereto, he was associated with Brundage, Story, and Rose and Credit Suisse Asset Management. Mr. Yuoh began his career of Sanford C. Bernstein & Co.

60	About the investment portfolios	EQ Advisors Trust

EQ/Alliance Quality Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio invests primarily in securities which are rated investment grade at the time of purchase (i.e., at least Baa by Moody’s or BBB by S&P), or in unrated fixed income securities that the Adviser determines to be of comparable quality. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody’s and S&P).

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser’s assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Convertible Securities Risk

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-Backed Securities Risk

Zero Coupon and Pay-in Kind Securities Risk

•	Foreign Securities Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond Portfolio whose inception date is October 1, 1993, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust	About the investment portfolios	61

Fixed Income Portfolios (continued)

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

4.49% (2001 3rd Quarter)	–1.74% (1999 2nd Quarter)

Average Annual Total Returns*

	One Year	Five Years	Ten Years

EQ/Alliance Quality Bond Portfolio — Class IB Shares	3.56%	5.55%	6.04%

Lehman Brothers Aggregate Bond Index**	4.10%	6.62%	6.95%

*	For periods prior to the inception of Class IB Shares (July 8, 1998), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.
**	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Alliance Quality Bond Portfolio	Class IB Shares

Management Fee	0.52%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$85

3 Years	$265

5 Years	$460

10 Years	$1,025

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $475 billion in assets under management.

Matthew Bloom is responsible for the day-to-day management of the Portfolio. Mr. Bloom, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989.

62	About the investment portfolios	EQ Advisors Trust

EQ/J.P. Morgan Core Bond Portfolio

INVESTMENT OBJECTIVE: Seeks to provide a high total return consistent with moderate risk to capital and maintenance of liquidity.

THE INVESTMENT STRATEGY

This Portfolio’s total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in investment grade debt securities rated BBB or better by S&P or Baa or better by Moody’s or unrated securities of similar quality. In the event the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate under the circumstances.

The Adviser actively manages the Portfolio’s duration, the allocation of securities across market sectors and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio based on the Adviser’s view of the market and interest rates. The Adviser also actively allocates the Portfolio’s assets among the broad sectors of the fixed income market. These securities principally include U.S. Government and agency securities, corporate securities, private placements, asset–backed securities, mortgage-related securities and direct mortgage obligations. The securities can be of any duration but will generally mature within one year of the Salomon Brothers Broad Investment Grade Bond Index (currently about 5 years). The Portfolio may also use futures contracts to change the duration of the Portfolio’s bond holdings.

Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.

The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in currencies of developed foreign countries. The Portfolio engages in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

The Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Derivatives Risk

•	Fixed Income Risk

Asset-Backed Securities Risk

Credit Risk

Interest Rate Risk

Investment Grade Securities Risk

Mortgage-backed Securities Risk

•	Foreign Securities Risk

•	Liquidity Risk

•	Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total return for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The inception date for the Portfolio is January 1, 1998. The table below shows the Portfolio’s average annual total returns for the past one year, five years and since inception through December 31, 2003 and compares the Portfolio’s performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return

Best quarter: (% and time period)	Worst quarter: (% and time period)

4.72% (1998 3rd Quarter)	–1.62% (1999 2nd Quarter)

EQ Advisors Trust	About the investment portfolios	63

Fixed Income Portfolios (continued)

Average Annual Total Returns

	One Year	Five Years	Since Inception

EQ/J.P. Morgan Core Bond Portfolio — Class IB Shares	3.38%	6.04%	6.54%

Lehman Brothers Aggregate Bond Index*	4.10%	6.62%	6.97%

*	For more information on this index, see the following section “More Information on Principal Risks and Benchmarks.”

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/J.P. Morgan Core Bond Portfolio	Class IB Shares

Management Fee	0.44%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.08%

Total Annual Portfolio Operating Expenses	0.77%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$79

3 Years	$246

5 Years	$428

10 Years	$954

WHO MANAGES THE PORTFOLIO

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 522 Fifth Avenue, New York, New York 10036. J.P. Morgan has been the Adviser to the Portfolio since it commenced operations. J.P. Morgan manages portfolios for corporations, governments, endowments, as well as many of the largest corporate retirement plans in the nation. As of December 31, 2003, J.P. Morgan had $559 billion in assets under management.

The day-to-day investment management decisions for the Portfolio are made by a team of fixed income investment professionals at J.P. Morgan.

64	About the investment portfolios	EQ Advisors Trust

EQ/Money Market Portfolio

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

•	marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”);

•	certificates of deposit, bankers’ acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

(a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

(b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s or (ii) long term debt rated at least AA by S&P or Aa by Moody’s;

•	commercial paper (rated at least A-1 by S&P or Prime-1 by Moody’s or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody’s) and participation interests in loans extended by banks to such companies;

•	mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

•	corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody’s, as well as corporate debt obligations rated at least A by S&P or Moody’s, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody’s;

•	floating rate or master demand notes; and

•	repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of its portfolio securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.

Performance may be affected by one or more of the following risks, which are described in detail in the section “More Information on Principal Risks and Benchmarks.”

•	Fixed Income Risk

Asset-Backed Securities Risk

Interest Rate Risk

Mortgage-Backed Securities Risk

•	Foreign Securities Risk

•	Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio’s annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio’s performance. The table below shows the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2003 and compares the Portfolio’s performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance.

The Portfolio’s performance shown below includes the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981, and the performance results of the Portfolio (to which the assets of the predecessor were transferred on October 18, 1999) and its predecessor have been linked.

EQ Advisors Trust	About the investment portfolios	65

Fixed Income Portfolios (continued)

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Return*

Best quarter (% and time period)	Worst quarter (% and time period)

1.52% (2000 3rd Quarter)	0.08% (2003 4th Quarter)

The Portfolio’s 7-day yield for the quarter ended December 31, 2003 was 0.55%.

Average Annual Total Returns*

	One Year	Five Years	Ten Years

EQ/Money Market Portfolio — Class IB Shares	0.57%	3.19%	4.05%

3-Month Treasury Bill	1.15%	3.66%	4.43%

*	For periods prior to the inception of Class IB Shares (October 2, 1996), performance information shown is the performance of Class IA shares adjusted to reflect the 12b-1 fees paid by Class IB shares.

PORTFOLIO FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Class IB shares of the Portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

There are no fees or charges to buy or sell shares of the Portfolio, reinvest dividends or exchange into other Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

EQ/Money Market Portfolio	Class IB Shares

Management Fee	0.33%

Distribution and/or Service Fees (12b-1 fees)	0.25%

Other Expenses	0.06%

Total Annual Portfolio Operating Expenses	0.64%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other investment options.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. This Example should not be considered a representation of past or future expenses of the Portfolio. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Class IB Shares

1 Year	$65

3 Years	$205

5 Years	$357

10 Years	$798

WHO MANAGES THE PORTFOLIO

Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of December 31, 2003, Alliance Capital had $     billion in assets under management.

The Portfolio Managers responsible for the day to day management of the Portfolio are: Raymond J. Papera and John F. Chiodi. Mr. Papera has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Chiodi, a Vice President and Portfolio Manager of Alliance Capital, has been associated with Alliance Capital since 1989.

66	About the investment portfolios	EQ Advisors Trust

2. More information on principal risks and benchmarks

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio’s shares may be affected by the Portfolio’s investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio’s net asset value.

There is no guarantee that a Portfolio will achieve its investment ob-jective(s) or that it will not lose principal value.

General Investment Risks: Each Portfolio is subject to the following risks:

Asset Class Risk: There is the risk that the returns from the types of securities in which a Portfolio invests will underperform the general securities markets or different asset classes. Different types of securities and asset classes tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

Market Risk: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company’s financial condition as well as overall market and economic conditions.

Security Selection Risk: The Adviser(s) for each Portfolio selects particular securities in seeking to achieve the Portfolio’s objective within its overall strategy. The securities selected for the Portfolio may not perform as well as other securities that were not selected for the Portfolio. As a result the Portfolio may underperform other funds with the same objective or in the same asset class.

As indicated in “About the Investment Portfolios,” a particular Portfolio may also be subject to the following risks:

Convertible Securities Risk: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Derivatives Risk: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Futures and Options Risk: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

Equity Risk: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company’s operations.

Fixed Income Risk: To the extent that any of the Portfolios invest a substantial amount of assets in fixed income securities, a Portfolio may be subject to the following risks:

Asset-Backed Securities Risk: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering the Portfolio’s yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

EQ Advisors Trust	More information on principal risks and benchmarks	67

Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio’s transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for certain Portfolios, such as the EQ/Janus Large Cap Growth Portfolio, that may invest a material portion of their assets in “junk bonds” or lower-rated securities.

Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

Investment Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or Lower Rated Securities Risk: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s net asset value. A Portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Mortgage-Backed Securities Risk: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to the risks of interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. In addition, when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Zero Coupon and Pay-in-Kind Securities Risk: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Focused Portfolio Risk: Portfolios that invest in the securities of a limited number of companies may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value.

Foreign Securities Risk: A Portfolio’s investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect a Portfolio’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Portfolio’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

Currency Risk: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio’s investment in securities denominated in a foreign currency or may widen existing losses.

68	More information on principal risks and benchmarks	EQ Advisors Trust

Emerging Market Risk: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Geographic Risk: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio’s foreign investments.

Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Growth Investing Risk: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

Index-Fund Risk: The EQ/Equity 500 Index and EQ/Small Company Index Portfolios invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolios cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.

Leveraging Risk: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

Liquidity Risk: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

Money Market Risk: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Money Market Portfolio’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio’s yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Multiple-Adviser Risk: The EQ/Technology Portfolio employs multiple Advisers. Each of the Advisers independently chooses and maintains a portfolio of common stocks for the Portfolio and each is responsible for investing a specific allocated portion of the Portfolio’s assets. Because each Adviser will be managing its allocated portion of the Portfolio independently from the other Advisers, the same security may be held in two different portions of the Portfolio, or may be acquired for one portion of the Portfolio at a time when the Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other Adviser or Advisers believe continued exposure to the equity or debt markets is appropriate for their portions of the Portfolio. Because each Adviser directs the trading for its own portion of the Portfolio, and does not aggregate its transactions with those of the other Advisers, the Portfolio may incur higher brokerage costs than would be the case if a single Adviser were managing the entire Portfolio.

Non-Diversification Risk: The EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio are classified as “non-diversified” investment companies, which means that the proportion of each Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940

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Act. Since a relatively high percentage of each non-diversified Portfolio’s assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

Portfolio Turnover Risk: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

Sector Risk: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio’s investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

Securities Lending Risk: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Small-Cap and/or Mid-Cap Company Risk: A Portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Value Investing Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices that, in their view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

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Benchmarks

The performance of each of the Trust’s Portfolios as shown in the section “About the Investment Portfolios” compares each Portfolio’s performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios’ annualized rates of return are net of: (i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

The Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Bond Index”) covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $150 million in par value outstanding, rated Baa or better by Moody’s, have a fixed coupon rate, and be U.S. dollar denominated.

The Lehman Brothers Intermediate Government Bond Index (“Lehman Intermediate Government Bonds Index”) represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

The MSCI EAFE® Index (Europe, Australasia, Far East) (“MSCI EAFE”) contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the MSCI EAFE, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the MSCI EAFE. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader MSCI EAFE index. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

The MSCI EMF (Emerging Markets Free) IndexSM (“MSCI EMF”) is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 26 countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

The Russell 3000® Index (“Russell 3000”) is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Russell 3000® Growth Index (“Russell 3000 Growth”) is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, and represents approximately 92% of the total market capitalization of the Russell 3000.

The Russell 1000® Growth Index (“Russell 1000 Growth”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index (“Russell 1000 Value”) is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

The Russell 1000 Technology Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

The Russell 2000® Index (“Russell 2000”) is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

The Russell 2000® Value Index (“Russell 2000 Value”) is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500™ Index (“Russell 2500”) is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

The Russell 2500™ Growth Index (“Russell 2500 Growth”) is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

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The Russell 2500™ Value Index (“Russell 2500 Value”) is an unmanaged index which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) is an unmanaged weighted index of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies, deemed by Standard & Poor’s to be representative of the larger capitalization portion of the United States stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2003 of about $2.1 billion), liquidity, and industry group representation. The S&P MidCap 400 Index returns reflect the reinvestment of dividends.

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3. Management of the Trust

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section “About The Investment Portfolios.”

The Trust

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Trust’s Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among fifty-three (53) Portfolios, each of which has authorized Class IA and Class IB shares. This Prospectus describes the Class IB shares of thirty (30) Portfolios. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this Prospectus.

The Manager

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser’s portfolio management team to determine whether its investment activities remain consistent with the Portfolios’ investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser’s overall business. The Manager monitors continuity in the Adviser’s operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager obtains detailed information concerning Portfolio and Adviser performance and Portfolio operations that is used to supervise and monitor the Advisers and the Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio’s assets subject to the approval of the Trust’s Board of Trustees. The Manager also has discretion to allocate each Portfolio’s assets among the Portfolio’s Advisers. The Manager recommends Advisers for each Portfolio to the Trust’s Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an order from the SEC to permit it and the Trust’s Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust’s Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an “affiliated person” of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”) such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio’s shareholders.

Management Fees

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio’s average daily net assets) that the Manager received in 2003 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2003 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

Management Fees Paid by the Portfolios in 2003

Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed

EQ/Alliance Common Stock	0.48%	0.00%
EQ/Alliance Growth and Income	0.57%	0.00%
EQ/Alliance Intermediate Government Securities	0.49%	0.00%
EQ/Alliance International	0.74%	0.02%
EQ/Alliance Premier Growth	0.90%	0.04%
EQ/Alliance Quality Bond	0.52%	0.00%
EQ/Alliance Small Cap Growth	0.75%	0.00%
EQ/Bernstein Diversified Value	0.64%	0.00%
EQ/Calvert Socially Responsible	0.65%	0.40%
EQ/Capital Guardian International	0.85%	0.11%
EQ/Capital Guardian Research	0.65%	0.02%
EQ/Capital Guardian U.S. Equity	0.65%	0.02%
EQ/Emerging Markets Equity	1.15%	0.00%
EQ/Equity 500 Index	0.25%	0.00%
EQ/Evergreen Omega	0.65%	0.20%
EQ/FI Mid Cap	0.70%	0.03%
EQ/FI Small/Mid Cap Value	0.75%	0.00%
EQ/J.P. Morgan Core Bond	0.44%	0.00%
EQ/Janus Large Cap Growth	0.90%	0.09%

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Portfolios	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed

EQ/Lazard Small Cap Value	0.75%	0.00%
EQMarsico Focus	0.90%	0.07%
EQ/Mercury Basic Value Equity	0.60%	0.00%
EQ/Mercury International Value	0.85%	0.01%
EQ/MFS Emerging Growth Companies	0.65%	0.00%
EQ/MFS Investors Trust	0.60%	0.01%
EQ/Money Market	0.33%	0.00%
EQ/Putnam Growth & Income Value	0.60%	0.00%
EQ/Putnam Voyager	0.65%	0.08%
EQ/Small Company Index	0.25%	0.00%
EQ/Technology	0.90%	0.09%

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval.

Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, each Portfolio pays Equitable a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.0225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 for each portion of the Portfolio for which separate administrative services are provided (e.g., portions of a Portfolio allocated to separate Advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2005 the expenses of each Portfolio listed in the following table, the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business, are limited to the following respective expense ratios:

Expense Limitation Provisions

Portfolios	Total Expenses Limited to (% of daily net assets)

EQ/Alliance International†	1.10%
EQ/Alliance Premier Growth†	1.15%
EQ/Bernstein Diversified Value	0.95%
EQ/Calvert Socially Responsible†	1.05%
EQ/Capital Guardian International†	1.20%
EQ/Capital Guardian Research†	0.95%
EQ/Capital Guardian U.S. Equity†	0.95%
EQ/Emerging Markets Equity	1.80%
EQ/Evergreen Omega	0.95%
EQ/FI Mid Cap†	1.00%
EQ/FI Small/Mid Cap Value	1.10%
EQ/J.P. Morgan Core Bond	0.80%
EQ/Janus Large Cap Growth†	1.15%
EQ/Lazard Small Cap Value	1.10%
EQ/Marsico Focus†	1.15%
EQ/Mercury Basic Value Equity	0.95%
EQ/Mercury International Value	1.25%
EQ/MFS Investors Trust	0.95%
EQ/Putnam Growth & Income Value	0.95%
EQ/Putnam Voyager	0.95%
EQ/Small Company Index	0.85%
EQ/Technology†	1.15%

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or three years for certain Portfolios, as indicated by a “†” in the above table) of the payment being made and the combination of the Portfolio’s expense ratio and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses.

Legal Proceedings

Alliance Capital Management L.P.

Alliance Capital reached terms with the office of the New York Attorney General (“NYAG”) and the staff of the SEC for the resolution of regulatory claims with respect to market timing in some of its mutual funds. The agreement with the SEC is reflected in an Order of the Commission. The agreement with the NYAG is subject to final, definitive documentation.

Among the key provisions of the agreements are the following:

•	Under both the SEC and NYAG agreements, Alliance Capital will establish a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.

•	The agreement with the NYAG includes a weighted average reduction in fees of 20% on Alliance Capital’s U.S. long-term open-end retail funds, commencing January 1, 2004, for a minimum of 5 years.

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Under both agreements, the Boards of Directors of Alliance Capital’s mutual funds, which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will retain an independent compliance officer who will assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

The terms and conditions of the agreements also include, among others:

•	Formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital’s operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;

•	Establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital’s Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;

•	Establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;

•	Engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital’s supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and

•	Commencing in 2005, and at least once every other year thereafter, Alliance Capital shall undergo a compliance review by an independent third party.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the “Hindo Complaint”) was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the AllianceBernstein Growth Funds; Gerald Malone; Charles Schaffran (collectively, the “Alliance Capital defendants”); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 206 and 215 of the Investment Advisers Act of 1940. Plantiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the AllianceBernstein Growth Funds as defendants. All of these lawsuits seek an unspecified amount of damages.

Janus Capital Management LLC

In September 2003, the SEC and the NYAG publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG’s settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus was not named as a defendant in the NYAG complaint against the hedge fund, Janus was mentioned in the complaint as having allowed Canary Capital to “market time” certain Janus funds. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.

Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies — including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries — which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority (“FSA”) in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the

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FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.

As of April 2004, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus anticipates that the government agencies will seek substantial civil penalties and other remedial measures.

Janus is in the process of conducting an internal review of market timing and other trading practices at Janus, which, as of April 2004, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus’ U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus also believes that there were several discretionary frequent trading arrangements in Janus’ offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc (“JWF”), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.

As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus, Janus cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus in violation of Janus’ agreements with those intermediaries. Additionally, Janus has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP (“EY”) to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus and the Independent Trustees of certain U.S.-based Janus funds announced that Janus intends to restore approximately $31.5 million to the funds and/or the funds’ investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus or the funds.

Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus allowed certain hedge funds and other investors to engage in “market timing” trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class “representative action” purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against

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Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the “MDL Panel”) to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. The Federal District Court in Maryland now has scheduled an initial hearing in all of the transferred actions for April 2, 2004 in Baltimore. For each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. Such a stay was entered, or was not opposed, in the majority of pending cases. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.

MFS Investment Management

MFS has reached agreement with the SEC, the NYAG and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors (“Retail Funds”), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association’s Investor Protection Trust).

In addition, under the terms of the settlement, MFS will adopt certain governance changes, which include, among others:

•	formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS’ operating businesses, to oversee all matters relating to issues arising under MFS’ Code of Ethics;

•	establishment of an Internal Compliance Controls Committee, chaired by MFS’ Chief Compliance Officer and comprised of senior executives of MFS’ operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

•	establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

•	establishment of a full-time senior-level position reporting to MFS’ Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds’ excessive trading policies and compliance procedures;

•	engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

•	commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

In addition, under the terms of the settlement, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

•	at least 75% of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	the chair of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

EQ Advisors Trust	Management of the Trust	77

•	all action taken by the Retail Funds’ Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

•	commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

•	the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

•	the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds’ compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

•	certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor’s most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds’ Boards of Trustees, and Mr. Ballen resigned as the funds’ President, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley’s preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC’s investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

Putnam Investment Management, LLC

On November 13, 2003, Putnam Management agreed to entry of an order by the SEC in partial resolution of administrative and cease-and-

78	Management of the Trust	EQ Advisors Trust

desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals in Putnam mutual funds. The SEC’s findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order’s findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending.

The SEC’s and Commonwealth’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Putnam Management believes that these actions will not likely materially affect its ability to provide investment management services to its clients.

EQ Advisors Trust	Management of the Trust	79

4. Fund distribution arrangements

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC (“AXA Advisors”) serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC (“AXA Distributors”) serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio’s average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

80	Fund distribution arrangements	EQ Advisors Trust

5. Buying and selling shares

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

Frequent transfers, including market timing and other program trading strategies, may be disruptive to the Portfolios. Disruptive transfer activity may hurt the long term performance of a Portfolio by, for example, requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which we and the Trust seek to make in a fair and reasonable manner consistent with interests of all Contract owners.

If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, we may consider the combined transfer activity of Contracts that we believe are under common ownership, control or direction.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio. When a potentially disruptive transfer into or out of a Portfolio occurs on a day when the Portfolio’s aggregate deposits or aggregate redemptions exceed our threshold, we may take the actions described above to restrict availability of voice, fax and automated transaction services. We also currently provide a letter to Contract owners who have engaged in disruptive transfer activity of our intention to restrict access to communication services. However, we may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, we may also, in our sole discretion and without further notice, change what we consider potentially disruptive transfer activity and our monitoring procedures and thresholds, as well as change our procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular Portfolio.

EQ Advisors Trust	Buying and selling shares	81

6. How portfolio shares are priced

“Net asset value” is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities	+	Cash and other assets	—	Liabilities

Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

•	A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

•	Equity securities – most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) – based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) – amortized cost (which approximates market value). All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•	Securities traded on foreign exchanges – most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options – last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures – last sales price or, if there is no sale, latest available bid price.

•	Other Securities – other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of net asset values for each applicable Portfolio when the Trust deems that the particular event or circumstance would materially affect such Portfolio’s net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values as of the time of pricing.

82	How portfolio shares are priced	EQ Advisors Trust

7. Dividends and other distributions and tax consequences

Dividends and Other Distributions

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

Tax Consequences

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust	Dividends and other distributions and tax consequences	83

8. Financial Highlights

The financial highlights table is intended to help you understand the financial performance for the Trust’s Class IA and Class IB shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio’s operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2003 appears in the Trust’s Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

EQ/Alliance Common Stock Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.49	$15.70	$17.98	$26.17	$24.35	$10.40	$15.61	$17.88	$26.05	$24.30

Income from investment operations:
Net investment income	0.12	0.12	0.12	0.15	0.17	0.08	0.08	0.07	0.08	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.09	(5.32)	(1.97)	(3.82)	5.84	5.06	(5.28)	(1.95)	(3.78)	5.82

Total from investment operations	5.21	(5.20)	(1.85)	(3.67)	6.01	5.14	(5.20)	(1.88)	(3.70)	5.92

Less distributions:
Dividends from net investment income	(0.23)	(0.01)	(0.11)	(0.15)	(0.16)	(0.16)	(0.01)	(0.07)	(0.10)	(0.14)
Distributions from realized gains	—	—	(0.32)	(4.37)	(4.03)	—	—	(0.32)	(4.37)	(4.03)

Total dividends and distributions	(0.23)	(0.01)	(0.43)	(4.52)	(4.19)	(0.16)	(0.01)	(0.39)	(4.47)	(4.17)

Net asset value, end of year	$15.47	$10.49	$15.70	$17.98	$26.17	$15.38	$10.40	$15.61	$17.88	$26.05

Total return	49.89%	(33.15)%	(10.50)%	(14.03)%	25.19%	49.58%	(33.34)%	(10.73)%	(14.25)%	24.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,472,301	$5,382,662	$9,577,763	$11,797,888	$14,951,495	$1,884,006	$1,124,684	$1,831,258	$1,918,284	$1,642,066
Ratio of expenses to average net assets before fees paid indirectly	0.54%	0.54%	0.53%	0.47%	0.38%	0.79%	0.79%	0.78%	0.72%	0.63%
Ratio of expenses to average net assets after fees paid indirectly	0.52%	0.49%	N/A	N/A	N/A	0.77%	0.74%	N/A	N/A	N/A
Ratio of net investment income to average net assets before fees paid indirectly	0.91%	0.77%	0.67%	0.61%	0.65%	0.66%	0.52%	0.43%	0.35%	0.39%
Ratio of net investment income to average net assets after fees paid indirectly	0.93%	0.82%	N/A	N/A	N/A	0.68%	0.57%	N/A	N/A	N/A
Portfolio turnover rate	92%	136%	40%	43%	57%	92%	136%	40%	43%	57%

84	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Alliance Growth and Income Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$12.87	$16.56	$17.70	$18.24	$16.99	$12.79	$16.47	$17.61	$18.16	$16.95

Income from investment operations:
Net investment income	0.22	0.22	0.19	0.17	0.06	0.15	0.16	0.13	0.13	0.01
Net realized and unrealized gain (loss) on investments	3.73	(3.70)	(0.44)	1.35	3.05	3.74	(3.66)	(0.42)	1.34	3.04

Total from investment operations	3.95	(3.48)	(0.25)	1.52	3.11	3.89	(3.50)	(0.29)	1.47	3.05

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.17)	(0.16)	(0.05)	(0.16)	(0.18)	(0.13)	(0.12)	(0.03)
Distributions from realized gains	—	—	(0.72)	(1.90)	(1.81)	—	—	(0.72)	(1.90)	(1.81)

Total dividends and distributions	(0.20)	(0.21)	(0.89)	(2.06)	(1.86)	(0.16)	(0.18)	(0.85)	(2.02)	(1.84)

Net asset value, end of year	$16.62	$12.87	$16.56	$17.70	$18.24	$16.52	$12.79	$16.47	$17.61	$18.16

Total return	30.72%	(21.03)%	(1.30)%	8.95%	18.66%	30.42%	(21.28)%	(1.52)%	8.68%	18.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,382,192	$1,126,754	$1,568,312	$1,418,245	$1,241,619	$1,124,808	$653,809	$673,499	$464,600	$261,663
Ratio of expenses to average net assets before fees paid indirectly	0.63%	0.64%	0.63%	0.61%	0.57%	0.88%	0.89%	0.88%	0.86%	0.82%
Ratio of expenses to average net assets after fees paid indirectly	0.60%	0.60%	N/A	N/A	N/A	0.85%	0.85%	N/A	N/A	N/A
Ratio of net investment income to average net assets before fees paid indirectly	1.45%	1.34%	1.08%	0.92%	0.33%	1.20%	1.09%	0.83%	0.71%	0.06%
Ratio of net investment income to average net assets after fees paid indirectly	1.48%	1.38%	N/A	N/A	N/A	1.23%	1.13%	N/A	N/A	N/A
Portfolio turnover rate	49%	75%	81%	57%	70%	49%	75%	81%	57%	70%

EQ Advisors Trust	Financial Highlights	85

EQ/Alliance Intermediate Government Securities Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002	2001(e)	2000(e)	1999(e)	2003(e)	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.30	$9.88	$9.46	$9.18	$9.67	$10.24	$9.83	$9.43	$9.15	$9.66

Income from investment operations:
Net investment income	0.26	0.27	0.37	0.55	0.50	0.23	0.21	0.35	0.52	0.47
Net realized and unrealized gain (loss) on investments	(0.02)	0.60	0.41	0.30	(0.49)	(0.02)	0.64	0.39	0.31	(0.49)

Total from investment operations	0.24	0.87	0.78	0.85	0.01	0.21	0.85	0.74	0.83	(0.02)

Less distributions:
Dividends from net investment income	(0.33)	(0.24)	(0.36)	(0.56)	(0.50)	(0.30)	(0.23)	(0.34)	(0.54)	(0.49)
Distributions from realized gains	(0.10)	(0.21)	—	(0.01)	—	(0.10)	(0.21)	—	(0.01)	—

Total dividends and distributions	(0.43)	(0.45)	(0.36)	(0.57)	(0.50)	(0.40)	(0.44)	(0.34)	(0.55)	(0.49)

Net asset value, end of year	$10.11	$10.30	$9.88	$9.46	$9.18	$10.05	$10.24	$9.83	$9.43	$9.15

Total return	2.45%	8.81%	8.23%	9.27%	0.02%	2.10%	8.58%	7.98%	8.99%	(0.23)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$344,547	$391,662	$241,071	$142,822	$156,864	$630,578	$545,598	$204,870	$71,267	$45,911
Ratio of expenses to average net assets	0.57%	0.59%	0.62%	0.58%	0.55%	0.82%	0.84%	0.87%	0.83%	0.80%
Ratio of net investment income to average net assets	2.51%	3.20%	4.84%	5.83%	5.16%	2.26%	2.95%	4.59%	5.55%	4.91%
Portfolio turnover rate	477%	622%	463%	541%	408%	477%	622%	463%	541%	408%

86	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Alliance International Portfolio(d)(h)(m):

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2003	2002	2001	2000(e)		1999(e)	2003	2002	2001	2000(e)		1999(e)
Net asset value, beginning of year	$7.24	$8.03	$10.62	$15.03		$11.13	$7.13	$7.94	$10.55	$14.96		$11.11

Income from investment operations:
Net investment income (loss)	0.11	0.01	0.02	(0.01)		0.08	0.07	0.01	— #	(0.01)		0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.43	(0.80)	(2.42)	(3.33)		4.07	2.44	(0.82)	(2.42)	(3.33)		4.06

Total from investment operations	2.54	(0.79)	(2.40)	(3.34)		4.15	2.51	(0.81)	(2.42)	(3.34)		4.10

Less distributions:
Dividends from net investment income	(0.16)	—	—	(0.05)		—	(0.14)	—	—	(0.05)		—
Distributions from realized gains	—	—	(0.19)	(1.02)		(0.25)	—	—	(0.19)	(1.02)		(0.25)

Total dividends and distributions	(0.16)	—	(0.19)	(1.07)		(0.25)	(0.14)	—	(0.19)	(1.07)		(0.25)

Net asset value, end of year	$9.62	$7.24	$8.03	$10.62		$15.03	$9.50	$7.13	$7.94	$10.55		$14.96

Total return	35.28%	(9.84)%	(22.88)%	(22.77)%		37.31%	35.27%	(10.20)%	(23.23)%	(22.86)%		36.90%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,091,319	$876,907	$167,610	$228,325		$268,541	$488,571	$205,496	$36,054	$37,171		$18,977
Ratio of expenses to average net assets after waivers	0.85%	1.02%	N/A	N/A		N/A	1.10%	1.27%	N/A	N/A		N/A
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.85%	1.00%	N/A	N/A		N/A	1.10%	1.25%	N/A	N/A		N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.87%	1.04%	1.10%	1.16	%(c)	1.08%	1.12%	1.29%	1.35%	1.41	%(c)	1.33%
Ratio of net investment income to average net assets after waivers	1.29%	0.60%	N/A	N/A		N/A	1.04%	0.35%	N/A	N/A		N/A
Ratio of net investment income to average net assets after waivers and fees paid indirectly	1.29%	0.62%	N/A	N/A		N/A	1.04%	0.37%	N/A	N/A		N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly	1.27%	0.58%	0.17%	(0.03	)%(c)	0.70%	1.02%	0.33%	(0.08)%	(0.28	)%(c)	0.36%
Portfolio turnover rate	59%	47%	77%	80%		152%	59%	47%	77%	80%		152%
Effect of expense limitation during the year:
Per share benefit to net investment income (loss)	$— #	N/A	N/A	N/A		N/A	$— #	N/A	N/A	N/A		N/A

EQ Advisors Trust	Financial Highlights	87

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Alliance Premier Growth Portfolio:

	Class IA						Class IB
	Year Ended December 31,				May 1, 1999* to December 31, 1999		Year Ended December 31,				May 1, 1999* to December 31, 1999
	2003	2002	2001	2000(e)			2003	2002	2001	2000(e)
Net asset value, beginning of period	$5.07	$7.35	$9.65	$11.87	$10.00		$5.03	$7.31	$9.62	$11.86	$10.00

Income from investment operations:
Net investment income (loss)	— #	(0.02)	(0.01)	(0.01)	0.02		(0.02)	(0.03)	(0.03)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.26)	(2.29)	(2.14)	1.89		1.19	(2.25)	(2.28)	(2.14)	1.89

Total from investment operations	1.20	(2.28)	(2.30)	(2.15)	1.91		1.17	(2.28)	(2.31)	(2.17)	1.90

Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)		—	—	—	—	(0.01)
Distributions from realized gains	—	—	— #	(0.07)	(0.03)		—	—	— #	(0.07)	(0.03)

Total dividends and distributions	—	—	— #	(0.07)	(0.04)		—	—	— #	(0.07)	(0.04)

Net asset value, end of period	$6.27	$5.07	$7.35	$9.65	$11.87		$6.20	$5.03	$7.31	$9.62	$11.86

Total return (b)	23.67%	(31.02)%	(23.83)%	(18.15)%	19.14%		23.26%	(31.19)%	(24.01)%	(18.34)%	18.97%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355,205	$21,361	$39,076	$49,284	$28,834		$725,650	$580,975	$924,331	$1,341,788	$451,323
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.89%	0.89%	N/A	N/A	N/A		1.14%	1.14%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.95%	0.99%	0.96%	0.94%	1.12	%(c)	1.20%	1.24%	1.21%	1.19%	1.37	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.10)%	(0.24)%	(0.15)%	(0.12)%	0.45	%(c)	(0.35)%	(0.49)%	(0.40)%	(0.37)%	0.20	%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.09)%	(0.23)%	N/A	N/A	N/A		(0.34)%	(0.48)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.15)%	(0.33)%	(0.21)%	(0.16)%	0.23	%(c)	(0.40)%	(0.58)%	(0.46)%	(0.40)%	(0.02	)%(c)
Portfolio turnover rate	77%	99%	140%	127%	29%		77%	99%	140%	127%	29%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$0.01	$— #	$—	$0.01		$— #	$0.01	$— #	$—	$0.01

88	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Alliance Quality Bond Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002(e)	2001(e)	2000(e)	1999(e)	2003(e)	2002(e)	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.17	$9.81	$9.55	$9.11	$9.84	$10.12	$9.77	$9.52	$9.09	$9.84

Income from investment operations:
Net investment income	0.24	0.32	0.57	0.60	0.54	0.22	0.29	0.51	0.57	0.52
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.12	0.45	0.22	0.44	(0.74)	0.11	0.46	0.25	0.45	(0.75)

Total from investment operations	0.36	0.77	0.79	1.04	(0.20)	0.33	0.75	0.76	1.02	(0.23)

Less distributions:
Dividends from net investment income	(0.15)	(0.28)	(0.53)	(0.60)	(0.50)	(0.13)	(0.27)	(0.51)	(0.59)	(0.49)
Distributions from realized gains	(0.13)	(0.13)	—	—	(0.03)	(0.13)	(0.13)	—	—	(0.03)

Total dividends and distributions	(0.28)	(0.41)	(0.53)	(0.60)	(0.53)	(0.26)	(0.40)	(0.51)	(0.59)	(0.52)

Net asset value, end of year	$10.25	$10.17	$9.81	$9.55	$9.11	$10.19	$10.12	$9.77	$9.52	$9.09

Total return	3.83%	7.91%	8.28%	11.48%	(2.00)%	3.56%	7.68%	8.04%	11.28%	(2.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,459,282	$341,209	$309,097	$553,109	$329,895	$367,273	$189,680	$46,843	$9,159	$1,094
Ratio of expenses to average net assets	0.58%	0.62%	0.60%	0.59%	0.56%	0.83%	0.87%	0.85%	0.84%	0.81%
Ratio of net investment income to average net assets	2.35%	3.16%	5.31%	6.34%	5.64%	2.10%	2.91%	4.97%	5.98%	5.39%
Portfolio turnover rate	697%	755%	301%	282%	147%	697%	755%	301%	282%	147%

EQ Advisors Trust	Financial Highlights	89

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Alliance Small Cap Growth Portfolio(d)(k):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$9.02	$12.90	$15.06	$15.11	$11.82	$8.90	$12.75	$14.92	$15.03	$11.79

Income from investment operations:
Net investment loss	(0.02)	(0.06)	(0.06)	(0.07)	(0.05)	(0.04)	(0.08)	(0.08)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	3.75	(3.82)	(1.89)	1.99	3.34	3.68	(3.77)	(1.88)	1.97	3.32

Total from investment operations	3.73	(3.88)	(1.95)	1.92	3.29	3.64	(3.85)	(1.96)	1.86	3.24

Less distributions:
Distributions from realized gains	—	—	(0.21)	(1.97)	—	—	—	(0.21)	(1.97)	—

Net asset value, end of year	$12.75	$9.02	$12.90	$15.06	$15.11	$12.54	$8.90	$12.75	$14.92	$15.03

Total return	41.35%	(30.08)%	(13.03)%	14.12%	27.75%	40.90%	(30.20)%	(13.28)%	13.78%	27.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$451,408	$317,679	$461,312	$501,596	$241,000	$552,216	$308,406	$387,833	$360,635	$162,331
Ratio of expenses to average net assets before fees paid indirectly	0.82%	0.83%	0.81%	0.84%	0.95%	1.07%	1.08%	1.06%	1.09%	1.20%
Ratio of expenses to average net assets after fees paid indirectly	0.78%	0.81%	N/A	N/A	N/A	1.03%	1.06%	N/A	N/A	N/A
Ratio of net investment loss to average net assets before fees paid indirectly	(0.25)%	(0.57)%	(0.49)%	(0.37)%	(0.40)%	(0.50)%	(0.82)%	(0.74)%	(0.62)%	(0.65)%
Ratio of net investment loss to average net assets after fees paid indirectly	(0.21)%	(0.55)%	N/A	N/A	N/A	(0.46)%	(0.80)%	N/A	N/A	N/A
Portfolio turnover rate	114%	110%	110%	142%	221%	114%	110%	110%	142%	221%

90	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Bernstein Diversified Value Portfolio(g):

	Class IA			Class IB
	Year Ended December 31,		May 18, 2001* to December 31, 2001	Year Ended December 31,
	2003	2002		2003	2002	2001	2000	1999
Net asset value, beginning of period	$10.03	$11.77	$12.26	$10.03	$11.77	$11.73	$12.06	$11.94

Income from investment operations:
Net investment income	0.18	0.18	0.11	0.15	0.14	0.11	0.09	0.11
Net realized and unrealized gain (loss) on Investments	2.73	(1.76)	(0.26)	2.73	(1.74)	0.25	(0.33)	0.31

Total from investment operations	2.91	(1.58)	(0.15)	2.88	(1.60)	0.36	(0.24)	0.42

Less distributions:
Dividends from net investment income	(0.17)	(0.16)	(0.13)	(0.15)	(0.14)	(0.11)	(0.09)	(0.11)
Distributions from realized gains	—	—	(0.21)	—	—	(0.21)	—	(0.19)

Total dividends and distributions	(0.17)	(0.16)	(0.34)	(0.15)	(0.14)	(0.32)	(0.09)	(0.30)

Net asset value, end of period	$12.77	$10.03	$11.77	$12.76	$10.03	$11.77	$11.73	$12.06

Total return (b)	29.07%	(13.42)%	(1.21)%	28.73%	(13.61)%	3.09%	(1.94)%	3.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,274	$21,214	$18,000	$1,508,256	$800,212	$608,741	$176,049	$133,503
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.94%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.70%	0.69%	N/A	0.95%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.70%	0.73%	0.73%	0.95%	0.98%	0.98%	0.95%	1.00%
Ratio of net investment income to average net assets after waivers (a)	1.82%	1.77%	1.69%	1.57%	1.52%	1.40%	0.91%	1.10%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.82%	1.78%	N/A	1.57%	1.53%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.82%	1.75%	1.66%	1.57%	1.50%	1.37%	0.91%	1.04%
Portfolio turnover rate	21%	13%	90%	21%	13%	90%	33%	32%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$— #	$— #	$—	$0.01

EQ Advisors Trust	Financial Highlights	91

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Calvert Socially Responsible Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,				September 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$5.88	$5.64	$5.88	$7.99	$9.64	$10.76	$10.00

Income from investment operations:
Net investment loss	(0.01)	— #	(0.02)	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.68	0.24	1.66	(2.10)	(1.37)	(0.34)	0.83

Total from investment operations	1.67	0.24	1.64	(2.11)	(1.39)	(0.35)	0.82

Less distributions:
Distributions from realized gains	—	—	—	—	(0.26)	(0.77)	(0.06)

Net asset value, end of period	$7.55	$5.88	$7.52	$5.88	$7.99	$9.64	$10.76

Total return (b)	28.40%	4.26%	27.89%	(26.41)%	(14.74)%	(2.87)%	8.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65	$51	$33,711	$11,064	$5,898	$3,922	$2,622
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.80%	0.80%	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of expenses to average net assets after waivers, reimbursements and fees paid indirectly (a)	0.75%	0.70%	1.00%	0.95%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers, reimbursements and fees paid indirectly (a)	1.20%	1.82%	1.45%	2.07%	2.36%	2.37%	5.38%
Ratio of net investment loss to average net assets after waivers and reimbursements (a)	(0.20)%	(0.13)%	(0.45)%	(0.38)%	(0.33)%	(0.11)%	(0.19)%
Ratio of net investment loss to average net assets after waivers, reimbursements and fees paid indirectly (a)	(0.15)%	(0.03)%	(0.40)%	(0.28)%	N/A	N/A	N/A
Ratio of net investment loss to average net assets before waivers, reimbursements and fees paid indirectly (a)	(0.60)%	(1.15)%	(0.85)%	(1.40)%	(1.64)%	(1.43)%	(4.52)%
Portfolio turnover rate	54%	130%	54%	130%	46%	81%	45%
Effect of expense limitation during the period:
Per share benefit to net investment loss	$0.03	$0.02	$0.02	$0.04	$0.08	$0.10	$—

92	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Capital Guardian International Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$7.35	$8.77	$7.35	$8.77	$11.28	$14.10	$10.00

Income from investment operations:
Net investment income	0.07	0.05	0.05	0.06	0.04	0.10	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.34	(1.35)	2.34	(1.37)	(2.38)	(2.68)	4.10

Total from investment operations	2.41	(1.30)	2.39	(1.31)	(2.34)	(2.58)	4.10

Less distributions:
Dividends from net investment income	(0.12)	(0.12)	(0.10)	(0.11)	(0.14)	(0.07)	—
Distributions from realized gains	—	—	—	—	(0.03)	(0.17)	—

Total dividends and distributions	(0.12)	(0.12)	(0.10)	(0.11)	(0.17)	(0.24)	—

Net asset value, end of period	$9.64	$7.35	$9.64	$7.35	$8.77	$11.28	$14.10

Total return (b)	33.05%	(14.81)%	32.54%	(15.00)%	(20.89)%	(19.19)%	41.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$320	$84	$357,162	$125,521	$101,683	$110,486	$52,049
Ratio of expenses to average net assets after waivers (a)	0.95%	0.95%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.93%	0.92%	1.18%	1.17%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.06%	1.14%	1.31%	1.39%	1.39%	1.28%	1.65%
Ratio of net investment income to average net assets after waivers (a)	0.90%	0.76%	0.65%	0.51%	0.39%	0.37%	0.02%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.92%	0.79%	0.67%	0.54%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.79%	0.57%	0.54%	0.32%	0.20%	0.29%	(0.43)%
Portfolio turnover rate	12%	23%	12%	23%	38%	26%	28%
Effect of expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.01	$0.01	$0.01	$0.02	$0.02	$0.02

EQ Advisors Trust	Financial Highlights	93

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Capital Guardian Research Portfolio(i):

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$8.22	$10.84	$8.22	$10.93	$11.18	$10.69	$10.00

Income from investment operations:
Net investment income	0.05	0.11	0.03	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.54	(2.71)	2.55	(2.73)	(0.25)	0.59	0.69

Total from investment operations	2.59	(2.60)	2.58	(2.69)	(0.23)	0.63	0.71

Less distributions:
Dividends from net investment income	(0.06)	(0.02)	(0.04)	(0.02)	(0.02)	(0.04)	(0.02)
Distributions from realized gains	—	—	—	—	—	(0.10)	—

Total dividends and distributions	(0.06)	(0.02)	(0.04)	(0.02)	(0.02)	(0.14)	(0.02)

Net asset value, end of period	$10.75	$8.22	$10.76	$8.22	$10.93	$11.18	$10.69

Total return (b)	31.55%	(23.94)%	31.41%	(24.62)%	(2.04)%	5.92%	7.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$210	$82	$877,404	$563,396	$111,944	$77,959	$33,903
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.18%	0.93%	0.43%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.72%	0.81%	0.97%	1.06%	1.05%	1.06%	1.35%
Ratio of net investment income to average net assets after waivers (a)	0.63%	0.75%	0.38%	0.50%	0.26%	0.47%	0.37%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.65%	1.27%	0.40%	1.02%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.61%	0.64%	0.36%	0.39%	0.16%	0.37%	(0.03)%
Portfolio turnover rate	24%	222%	24%	222%	30%	38%	36%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$0.01	$— #	$— #	$0.01	$0.01	$0.02

94	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Capital Guardian U.S. Equity Portfolio(l):

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,				May 1, 1999* to December 31, 1999
			2003	2002	2001	2000
Net asset value, beginning of period	$7.77	$10.12	$7.77	$10.22	$10.46	$10.32	$10.00

Income from investment operations:
Net investment income	0.03	0.05	0.02	0.03	0.03	0.05	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.82	(2.35)	2.81	(2.45)	(0.24)	0.30	0.35

Total from investment operations	2.85	(2.30)	2.83	(2.42)	(0.21)	0.35	0.37

Less distributions:
Dividends from net investment income	(0.05)	(0.05)	(0.03)	(0.03)	(0.03)	(0.05)	(0.02)
Distributions from realized gains	—	—	—	—	— #	(0.16)	(0.03)

Total dividends and distributions	(0.05)	(0.05)	(0.03)	(0.03)	(0.03)	(0.21)	(0.05)

Net asset value, end of period	$10.57	$7.77	$10.57	$7.77	$10.22	$10.46	$10.32

Total return (b)	36.72%	(22.77)%	36.38%	(23.68)%	(2.01)%	3.56%	3.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,359	$93	$752,983	$273,334	$198,364	$136,485	$67,472
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.66%	0.93%	0.91%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.72%	0.77%	0.97%	1.02%	1.01%	1.01%	1.23%
Ratio of net investment income to average net assets after waivers (a)	0.60%	0.68%	0.35%	0.43%	0.32%	0.60%	0.63%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.62%	0.72%	0.37%	0.47%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.58%	0.61%	0.33%	0.36%	0.26%	0.54%	0.35%
Portfolio turnover rate	15%	30%	15%	30%	36%	43%	50%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$— #	$0.01	$0.01

EQ Advisors Trust	Financial Highlights	95

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Emerging Markets Equity Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$5.29	$4.85	$5.28	$5.61	$5.93	$11.22	$5.79

Income from investment operations:
Net investment income (loss)	0.07	— #	0.05	(0.01)	0.02	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.91	0.44	2.91	(0.32)	(0.33)	(4.37)	5.55

Total from investment operations	2.98	0.44	2.96	(0.33)	(0.31)	(4.45)	5.54

Less distributions:
Dividends from net investment income	(0.07)	—	(0.05)	—	—	—	—
Distributions from realized gains	—	—	—	—	(0.01)	(0.84)	(0.11)

Total dividends and distributions	(0.07)	—	(0.05)	—	(0.01)	(0.84)	(0.11)

Net asset value, end of period	$8.20	$5.29	$8.19	$5.28	$5.61	$5.93	$11.22

Total return (b)	56.18%	9.07%	56.09%	(6.05)%	(5.09)%	(40.12)%	95.82%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$995	$62	$389,893	$193,115	$183,868	$198,044	$191,581
Ratio of expenses to average net assets after waivers (a)	1.55%	1.57%	1.80%	1.82%	1.78%	1.75%	1.75%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	1.53%	1.56%	1.78%	1.81%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.55%	1.62%	1.80%	1.87%	2.13%	1.92%	2.38%
Ratio of net investment income (loss) to average net assets after waivers (a)	1.33%	0.13%	1.08%	(0.12)%	0.32%	(0.86)%	(0.18)%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	1.35%	0.14%	1.10%	(0.11)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	1.33%	0.08%	1.08%	(0.17)%	(0.03)%	(0.99)%	(0.82)%
Portfolio turnover rate	81%	78%	81%	78%	143%	95%	138%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$— #	$0.02	$0.01	$0.02

96	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Equity 500 Index Portfolio(d)(f):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003	2002	2001(e)	2000(e)	1999(e)	2003	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$16.92	$22.05	$25.34	$29.57	$25.00	$16.84	$21.95	$25.22	$29.50	$24.98

Income from investment operations:
Net investment income	0.28	0.26	0.26	0.25	0.28	0.19	0.18	0.20	0.16	0.21
Net realized and unrealized gain (loss) on investments	4.47	(5.15)	(3.28)	(3.13)	4.78	4.49	(5.09)	(3.26)	(3.11)	4.78

Total from investment operations	4.75	(4.89)	(3.02)	(2.88)	5.06	4.68	(4.91)	(3.06)	(2.95)	4.99

Less distributions:
Dividends from net investment income	(0.29)	(0.22)	(0.25)	(0.19)	(0.27)	(0.24)	(0.18)	(0.19)	(0.17)	(0.25)
Distributions from realized gains	—	(0.02)	(0.02)	(1.16)	(0.22)	—	(0.02)	(0.02)	(1.16)	(0.22)

Total dividends and distributions	(0.29)	(0.24)	(0.27)	(1.35)	(0.49)	(0.24)	(0.20)	(0.21)	(1.33)	(0.47)

Net asset value, end of year	$21.38	$16.92	$22.05	$25.34	$29.57	$21.28	$16.84	$21.95	$25.22	$29.50

Total return	28.14%	(22.19)%	(11.95)%	(9.58)%	20.38%	27.83%	(22.39)%	(12.15)%	(9.81)%	20.08%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,560,563	$1,256,522	$1,775,556	$2,106,901	$2,618,539	$1,589,054	$860,185	$925,533	$928,578	$20,931
Ratio of expenses to average net assets	0.31%	0.32%	0.31%	0.32%	0.33%	0.56%	0.57%	0.56%	0.57%	0.58%
Ratio of net investment income to average net assets	1.48%	1.30%	1.08%	0.87%	1.05%	1.23%	1.05%	0.83%	0.58%	0.78%
Portfolio turnover rate	— ‡%	8%	3%	17%	5%	— ‡%	8%	3%	17%	5%

EQ Advisors Trust	Financial Highlights	97

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Evergreen Omega Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999**
Net asset value, beginning of period	$6.08	$5.98	$6.07	$7.99	$9.63	$10.93	$10.00

Income from investment operations:
Net investment income (loss)	— #	0.01	(0.01)	— #	(0.02)	0.02	0.04
Net realized and unrealized gain (loss) on investments	2.33	0.09	2.33	(1.92)	(1.62)	(1.30)	0.93

Total from investment operations	2.33	0.10	2.32	(1.92)	(1.64)	(1.28)	0.97

Less distributions:
Dividends from net investment income	—	—	—	—	— #	(0.02)	(0.04)

Net asset value, end of period	$8.41	$6.08	$8.39	$6.07	$7.99	$9.63	$10.93

Total return (b)	38.55%	1.51%	38.22%	(24.03)%	(17.02)%	(11.66)%	9.70%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$75	$50	$109,660	$25,146	$13,506	$8,676	$4,818
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.98%	1.05%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.59%	0.51%	0.84%	0.76%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.90%	1.29%	1.15%	1.54%	1.89%	1.76%	2.86%
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.19)%	(0.04)%	(0.44)%	(0.29)%	(0.29)%	0.31%	0.63%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	(0.08)%	0.15%	(0.33)%	(0.10)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.39)%	(0.64)%	(0.64)%	(0.89)%	(1.23)%	(0.47)%	(1.18)%
Portfolio turnover rate	161%	177%	161%	177%	227%	115%	148%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$0.01	$0.01	$0.03	$0.06	$0.04	$0.11

98	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/FI Mid Cap Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,			September 1, 2000* to December 31, 2000
			2003	2002	2001
Net asset value, beginning of period	$7.08	$8.57	$7.07	$8.67	$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.01	0.01	(0.01)	— #	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transaction	3.11	(1.50)	3.09	(1.60)	(1.35)	0.03

Total from investment operations	3.12	(1.49)	3.08	(1.60)	(1.34)	0.04

Less distributions:
Dividends from net investment income	—	— #	—	— #	(0.01)	(0.02)

Net asset value, end of period	$10.20	$7.08	$10.15	$7.07	$8.67	$10.02

Total return (b)	44.07%	(17.37)%	43.56%	(18.44)%	(13.42)%	0.46%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,835	$106	$792,096	$279,947	$177,447	$45,790
Ratio of expenses to average net assets after waivers (a)	0.75%	0.75%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.63%	0.66%	0.88%	0.91%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.78%	0.83%	1.03%	1.08%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.04%	0.02%	(0.21)%	(0.23)%	0.26%	1.17%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	0.16%	0.11%	(0.09)%	(0.14)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.01%	(0.06)%	(0.24)%	(0.31)%	0.04%	0.94%
Portfolio turnover rate	159%	214%	159%	214%	231%	42%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$— #	$0.01	$—

EQ Advisors Trust	Financial Highlights	99

FINANCIAL HIGHLIGHTS (cont’d)

EQ/FI Small/Mid Cap Value Portfolio:

	Class IA							Class IB
	Year Ended December 31,							Year Ended December 31,
	2003	2002	2001	2000		1999		2003	2002	2001	2000		1999
Net asset value, beginning of year	$9.85	$11.61	$11.21	$10.76		$10.59		$9.84	$11.61	$11.22	$10.78		$10.61

Income from investment operations:
Net investment income	0.09	0.11	0.12	0.10		0.03		0.06	0.07	0.06	0.12		0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.22	(1.79)	0.36	0.48		0.19		3.22	(1.78)	0.39	0.43		0.17

Total from investment operations	3.31	(1.68)	0.48	0.58		0.22		3.28	(1.71)	0.45	0.55		0.19

Less distributions:
Dividends from net investment income	(0.07)	(0.08)	(0.08)	(0.13)		(0.05)		(0.04)	(0.06)	(0.06)	(0.11)		(0.02)

Net asset value, end of year	$13.09	$9.85	$11.61	$11.21		$10.76		$13.08	$9.84	$11.61	$11.22		$10.78

Total return	33.58%	(14.49)%	4.29%	5.48%		2.07%		33.36%	(14.77)%	4.04%	5.13%		1.80%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$26,522	$18,779	$18,087	$7,269		$2,339		$1,097,892	$646,958	$429,560	$153,232		$149,618
Ratio of expenses to average net assets after waivers	0.85%	0.85%	0.85%	0.82	%(c)	0.75	%(c)	1.10%	1.10%	1.10%	1.07	%(c)	1.00	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.79%	0.83%	N/A	N/A		N/A		1.04%	1.08%	N/A	N/A		N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.85%	0.85%	0.86%	0.87	%(c)	0.84	%(c)	1.10%	1.10%	1.11%	1.12	%(c)	1.09	%(c)
Ratio of net investment income to average net assets after waivers	0.75%	1.00%	1.28%	1.42	%(c)	0.40	%(c)	0.50%	0.75%	1.03%	1.17	%(c)	0.21	%(c)
Ratio of net investment income to average net assets after waivers and fees paid indirectly	0.81%	1.02%	N/A	N/A		N/A		0.56%	0.77%	N/A	N/A		N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly	0.75%	1.00%	1.27%	1.37	%(c)	0.32	%(c)	0.50%	0.75%	1.02%	1.12	%(c)	0.12	%(c)
Portfolio turnover rate	160%	98%	106%	196%		192%		160%	98%	106%	196%		192%
Effect of expense limitation during the year:
Per share benefit to net investment income	$—	$—	$— #	$0.01		$0.01		$—	$—	$— #	$—		$0.02

100	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Janus Large Cap Growth Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,			September 1, 2000* to December 31, 2000
			2003	2002	2001
Net asset value, beginning of period	$4.53	$6.22	$4.52	$6.49	$8.42	$10.00

Income from investment operations:
Net investment income (loss)	— #	— #	— #	(0.01)	(0.01)	—
Net realized and unrealized gain (loss) on investments	1.18	(1.69)	1.17	(1.96)	(1.92)	(1.57)

Total from investment operations	1.18	(1.69)	1.17	(1.97)	(1.93)	(1.57)

Less distributions:
Dividends from net investment income	—	—	—	—	— #	(0.01)
Distributions from realized gains	—	—	—	—	— #	— #

Total dividends and distributions	—	—	—	—	— #	(0.01)

Net asset value, end of period	$5.71	$4.53	$5.69	$4.52	$6.49	$8.42

Total return (b)	26.05%	(27.17)%	25.88%	(30.35)%	(22.91)%	(15.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$152	$72	$260,330	$161,566	$163,096	$55,402
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets before waivers (a)	0.99%	1.01%	1.24%	1.26%	1.29%	1.37%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.03%	0.03%	(0.22)%	(0.22)%	(0.27)%	0.65%
Ratio of net investment income (loss) to average net assets before waivers (a)	(0.06)%	(0.08)%	(0.31)%	(0.33)%	(0.41)%	0.43%
Portfolio turnover rate	42%	45%	42%	45%	27%	0%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.01	$0.01	$— #

EQ Advisors Trust	Financial Highlights	101

FINANCIAL HIGHLIGHTS (cont’d)

EQ/J.P. Morgan Core Bond Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$11.19	$10.77	$11.19	$10.76	$10.51	$9.92	$10.57

Income from investment operations:
Net investment income	0.34	0.41	0.31	0.40	0.46	0.54	0.49
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.06	0.61	0.08	0.61	0.45	0.61	(0.66)

Total from investment operations	0.40	1.02	0.39	1.01	0.91	1.15	(0.17)

Less distributions:
Dividends from net investment income	(0.34)	(0.43)	(0.32)	(0.41)	(0.46)	(0.56)	(0.48)
Distributions from realized gains	(0.07)	(0.17)	(0.07)	(0.17)	(0.20)	—	—

Total dividends and distributions	(0.41)	(0.60)	(0.39)	(0.58)	(0.66)	(0.56)	(0.48)

Net asset value, end of period	$11.18	$11.19	$11.19	$11.19	$10.76	$10.51	$9.92

Total return (b)	3.62%	9.53%	3.38%	9.52%	7.95%	11.55%	(1.64)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,122	$131	$1,081,959	$768,461	$429,056	$233,916	$156,581
Ratio of expenses to average net assets after waivers (a)	0.52%	0.55%	0.77%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers (a)	0.52%	0.55%	0.77%	0.80%	0.81%	0.81%	0.89%
Ratio of net investment income to average net assets after waivers (a)	2.98%	4.77%	2.73%	4.52%	5.18%	5.92%	5.53%
Ratio of net investment income to average net assets before waivers (a)	2.98%	4.77%	2.73%	4.52%	5.17%	5.91%	5.44%
Portfolio turnover rate	464%	166%	464%	166%	211%	185%	233%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #	$—	$0.01

102	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Lazard Small Cap Value Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$9.76	$9.25	$9.77	$11.52	$10.76	$9.32	$9.27

Income from investment operations:
Net investment income	0.10	0.02	0.06	0.03	0.05	0.03	0.04
Net realized and unrealized gain (loss) on investments	3.55	0.53	3.57	(1.61)	1.82	1.68	0.11

Total from investment operations	3.65	0.55	3.63	(1.58)	1.87	1.71	0.15

Less distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.04)	(0.02)	(0.04)	(0.02)	(0.04)
Distributions from realized gains	(0.06)	—	(0.06)	(0.15)	(1.07)	(0.25)	(0.06)

Total dividends and distributions	(0.12)	(0.04)	(0.10)	(0.17)	(1.11)	(0.27)	(0.10)

Net asset value, end of period	$13.29	$9.76	$13.30	$9.77	$11.52	$10.76	$9.32

Total return (b)	37.69%	5.97%	37.42%	(13.87)%	17.74%	18.56%	1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$177,723	$57	$689,540	$298,035	$175,167	$107,433	$72,607
Ratio of expenses to average net assets after waivers (a)	0.85%	0.85%	1.10%	1.10%	1.10%	1.12%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.75%	0.81%	1.00%	1.06%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.85%	0.86%	1.10%	1.11%	1.13%	1.15%	1.30%
Ratio of net investment income to average net assets after waivers (a)	0.70%	0.64%	0.45%	0.39%	0.54%	0.31%	0.48%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.80%	0.68%	0.55%	0.43%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.70%	0.63%	0.45%	0.38%	0.51%	0.28%	0.39%
Portfolio turnover rate	69%	86%	69%	86%	91%	69%	48%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$—	$— #	$— #	$—	$0.01

EQ Advisors Trust	Financial Highlights	103

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Marsico Focus Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,		August 31, 2001* to December 31, 2001
			2003	2002
Net asset value, beginning of period	$10.07	$10.43	$10.07	$11.39	$10.00

Income from investment operations:
Net investment income (loss)	— #	— #	(0.02)	(0.01)	— #
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.17	(0.36)	3.15	(1.30)	1.39

Total from investment operations	3.17	(0.36)	3.13	(1.31)	1.39

Less distributions:
Distributions from realized gains	—	—	—	(0.01)	—

Net asset value, end of period	$13.24	$10.07	$13.20	$10.07	$11.39

Total return (b)	31.48%	(3.45)%	31.08%	(11.51)%	13.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$338,365	$77	$903,595	$203,596	$9,292
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.85%	0.85%	1.10%	1.10%	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.97%	1.08%	1.22%	1.33%	3.59%
Ratio of net investment loss to average net assets after waivers (a)	(0.07)%	(0.11)%	(0.32)%	(0.36)%	(0.13)%
Ratio of net investment income (loss) to average net assets after waivers and fees paid indirectly (a)	(0.02)%	(0.06)%	(0.27)%	(0.31)%	N/A
Ratio of net investment loss to average net assets before waivers and fees paid indirectly (a)	(0.14)%	(0.29)%	(0.39)%	(0.54)%	(2.57)%
Portfolio turnover rate	72%	140%	72%	140%	22%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$0.02	$—

104	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Mercury Basic Value Equity Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$11.27	$10.10	$11.29	$13.77	$13.85	$13.76	$12.36

Income from investment operations:
Net investment income	0.14	0.04	0.10	0.08	0.10	0.21	0.17
Net realized and unrealized gain (loss) on investments	3.40	1.24	3.42	(2.35)	0.65	1.33	2.15

Total from investment operations	3.54	1.28	3.52	(2.27)	0.75	1.54	2.32

Less distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.07)	(0.08)	(0.10)	(0.21)	(0.18)
Distributions from realized gains	—	—	—	(0.13)	(0.73)	(1.24)	(0.74)

Total dividends and distributions	(0.10)	(0.11)	(0.07)	(0.21)	(0.83)	(1.45)	(0.92)

Net asset value, end of period	$14.71	$11.27	$14.74	$11.29	$13.77	$13.85	$13.76

Total return (b)	31.57%	12.54%	31.28%	(16.68)%	5.49%	11.81%	19.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$355,625	$71	$1,137,826	$680,559	$613,150	$392,035	$300,467
Ratio of expenses to average net assets after waivers (a)	0.67%	0.70%	0.92%	0.95%	0.95%	0.92%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.66%	0.69%	0.91%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.67%	0.70%	0.92%	0.95%	0.95%	0.93%	0.96%
Ratio of net investment income to average net assets after waivers (a)	1.04%	0.97%	0.79%	0.72%	0.85%	1.56%	1.42%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.05%	0.98%	0.80%	0.73%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.04%	0.97%	0.79%	0.72%	0.85%	1.55%	1.31%
Portfolio turnover rate	34%	39%	34%	39%	64%	81%	71%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #	$—	$0.01

EQ Advisors Trust	Financial Highlights	105

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Mercury International Value Portfolio(j):

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$8.66	$10.52	$8.66	$10.46	$13.44	$19.35	$13.01

Income from investment operations:
Net investment income	0.14	0.07	0.11	0.06	0.08	0.27	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.30	(1.85)	2.31	(1.80)	(2.98)	(2.71)	7.69

Total from investment operations	2.44	(1.78)	2.42	(1.74)	(2.90)	(2.44)	7.76

Less distributions:
Dividends from net investment income	(0.24)	(0.08)	(0.22)	(0.06)	(0.06)	(0.19)	(0.35)
Distributions from realized gains	—	—	—	—	(0.02)	(3.28)	(1.07)

Total dividends and distributions	(0.24)	(0.08)	(0.22)	(0.06)	(0.08)	(3.47)	(1.42)

Net asset value, end of period	$10.86	$8.66	$10.86	$8.66	$10.46	$13.44	$19.35

Total return (b)	28.27%	(16.90)%	28.01%	(16.61)%	(21.55)%	(12.33)%	60.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,163	$108	$675,246	$454,735	$299,090	$357,232	$299,159
Ratio of expenses to average net assets after waivers (a)	1.00%	1.00%	1.25%	1.25%	1.25%	1.23%	1.20%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.93%	0.99%	1.18%	1.24%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	1.01%	1.05%	1.26%	1.30%	1.39%	1.27%	1.26%
Ratio of net investment income to average net assets after waivers (a)	1.35%	1.00%	1.10%	0.75%	0.66%	1.01%	0.54%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.42%	1.01%	1.17%	0.76%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.34%	0.95%	1.09%	0.70%	0.52%	0.98%	0.48%
Portfolio turnover rate	163%	55%	163%	55%	76%	112%	119%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$— #	$—	$— #	$0.02	$0.01	$0.01

106	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/MFS Emerging Growth Companies Portfolio:

	Class IA						Class IB
	Year Ended December 31,						Year Ended December 31,
	2003	2002	2001	2000	1999		2003	2002	2001	2000	1999
Net asset value, beginning of year	$9.10	$13.82	$20.91	$27.40	$16.04		$9.00	$13.70	$20.78	$27.33	$16.04

Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.07	0.04	0.01		(0.04)	(0.05)	(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.71	(4.70)	(7.16)	(5.13)	11.83		2.68	(4.65)	(7.04)	(5.13)	11.79

Total from investment operations	2.70	(4.72)	(7.09)	(5.09)	11.84		2.64	(4.70)	(7.08)	(5.15)	11.77

Less distributions:
Distributions from realized gains	—	—	— #	(1.40)	(0.48)		—	—	— #	(1.40)	(0.48)

Net asset value, end of year	$11.80	$9.10	$13.82	$20.91	$27.40		$11.64	$9.00	$13.70	$20.78	$27.33

Total return	29.67%	(34.15)%	(33.89)%	(18.56)%	74.43%		29.33%	(34.31)%	(34.06)%	(18.83)%	73.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,996	$22,611	$43,918	$72,889	$46,248		$935,920	$758,033	$1,363,276	$2,142,512	$1,665,635
Ratio of expenses to average net assets after waivers	N/A	N/A	N/A	0.70%	0.60	%(c)	N/A	N/A	N/A	0.95%	0.85	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly	0.71%	0.72%	N/A	N/A	N/A		0.96%	0.97%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly	0.72%	0.73%	0.72%	0.70%	0.70	%(c)	0.97%	0.98%	0.97%	0.95%	0.95	%(c)
Ratio of net investment income (loss) to average net assets after waivers	N/A	N/A	N/A	0.15%	0.09	%(c)	N/A	N/A	N/A	(0.11)%	(0.16	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly	(0.09)%	(0.16)%	N/A	N/A	N/A		(0.34)%	(0.41)%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly	(0.10)%	(0.17)%	0.02%	0.14%	0.01	%(c)	(0.35)%	(0.42)%	(0.23)%	(0.11)%	(0.26	)%(c)
Portfolio turnover rate	105%	110%	278%	203%	184%		105%	110%	278%	203%	184%
Effect of expense limitation during the year:
Per share benefit to net investment income (loss)	$—	$—	$—	$—	$0.01		$—	$—	$—	$—	$0.01

EQ Advisors Trust	Financial Highlights	107

FINANCIAL HIGHLIGHTS (cont’d)

EQ/MFS Investors Trust Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999**
Net asset value, beginning of period	$7.04	$8.89	$7.04	$8.97	$10.72	$10.84	$10.00

Income from investment operations:
Net investment income	0.07	0.05	0.05	0.04	0.04	0.04	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.50	(1.84)	1.51	(1.93)	(1.75)	(0.12)	0.84

Total from investment operations	1.57	(1.79)	1.56	(1.89)	(1.71)	(0.08)	0.88

Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.05)	(0.04)	(0.04)	(0.04)	(0.04)

Net asset value, end of period	$8.54	$7.04	$8.55	$7.04	$8.97	$10.72	$10.84

Total return (b)	22.28%	(20.11)%	22.12%	(21.04)%	(15.97)%	(0.77)%	8.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$98	$79	$311,991	$201,141	$244,038	$223,078	$109,828
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.93%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.69%	0.69%	0.94%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.71%	0.71%	0.96%	0.96%	0.97%	0.96%	1.16%
Ratio of net investment income to average net assets after waivers (a)	0.93%	0.77%	0.68%	0.52%	0.48%	0.45%	0.80%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.94%	0.78%	0.69%	0.53%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	0.92%	0.76%	0.67%	0.51%	0.46%	0.42%	0.49%
Portfolio turnover rate	88%	70%	88%	70%	84%	65%	64%
Effect of expense limitation during the period:
Per share benefit to net investment income	$— #	$— #	$— #	$— #	$— #	$—	$0.01

108	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Money Market Portfolio(d):

	Class IA					Class IB
	Year Ended December 31,					Year Ended December 31,
	2003(e)	2002	2001(e)	2000(e)	1999(e)	2003(e)	2002	2001(e)	2000(e)	1999(e)
Net asset value, beginning of year	$10.38	$10.37	$10.33	$10.28	$10.22	$10.32	$10.32	$10.28	$10.25	$10.21

Income from investment operations:
Net investment income	0.09	0.16	0.39	0.64	0.51	0.06	0.12	0.31	0.61	0.49
Net realized and unrealized gain (loss) on investments	— #	— #	— †	—	—	— #	0.01	0.06 †	(0.01)	(0.01)

Total from investment operations	0.09	0.16	0.39	0.64	0.51	0.06	0.13	0.37	0.60	0.48

Less distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.35)	(0.59)	(0.45)	(0.07)	(0.13)	(0.33)	(0.57)	(0.44)

Net asset value, end of year	$10.37	$10.38	$10.37	$10.33	$10.28	$10.31	$10.32	$10.32	$10.28	$10.25

Total return	0.82%	1.54%	3.82%	6.24%	4.96%	0.57%	1.21%	3.63%	5.99%	4.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$705,877	$834,792	$860,719	$893,097	$883,988	$942,215	$1,209,341	$1,155,159	$677,333	$559,713
Ratio of expenses to average net assets	0.39%	0.39%	0.40%	0.40%	0.37%	0.64%	0.64%	0.65%	0.65%	0.62%
Ratio of net investment income to average net assets	0.82%	1.48%	3.80%	6.02%	4.91%	0.57%	1.23%	3.38%	5.78%	4.68%

EQ Advisors Trust	Financial Highlights	109

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Putnam Growth & Income Value Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$8.97	$8.41	$8.99	$11.28	$12.22	$11.56	$12.77

Income from investment operations:
Net investment income	0.15	0.04	0.14	0.13	0.11	0.12	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.27	0.68	2.27	(2.28)	(0.94)	0.66	(0.34)

Total from investment operations	2.42	0.72	2.41	(2.15)	(0.83)	0.78	(0.18)

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.14)	(0.14)	(0.11)	(0.12)	(0.16)
Distributions from realized gains	—	—	—	—	—	—	(0.87)

Total dividends and distributions	(0.16)	(0.16)	(0.14)	(0.14)	(0.11)	(0.12)	(1.03)

Net asset value, end of period	$11.23	$8.97	$11.26	$8.99	$11.28	$12.22	$11.56

Total return (b)	27.04%	8.55%	26.81%	(19.07)%	(6.73)%	6.69%	(1.27)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108	$53	$613,776	$470,799	$589,382	$564,610	$544,271
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.92%	0.85%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.69%	0.93%	0.94%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.92%	0.95%
Ratio of net investment income to average net assets after waivers (a)	1.67%	1.54%	1.42%	1.29%	1.01%	1.05%	1.29%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	1.69%	1.55%	1.44%	1.30%	N/A	N/A	N/A
Ratio of net investment income to average net assets before waivers and fees paid indirectly (a)	1.67%	1.54%	1.42%	1.29%	1.01%	1.05%	1.19%
Portfolio turnover rate	43%	42%	43%	42%	89%	87%	77%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$— #	$— #	$—	$0.01

110	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Putnam Voyager Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003	October 2, 2002* to December 31, 2002	Year Ended December 31,
			2003	2002	2001	2000	1999
Net asset value, beginning of period	$9.56	$9.28	$9.58	$13.03	$17.24	$21.41	$16.79

Income from investment operations:
Net investment income (loss)	0.04	0.01	0.01	0.01	— #	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.28	0.31	2.29	(3.45)	(4.21)	(3.70)	5.09

Total from investment operations	2.32	0.32	2.30	(3.44)	(4.21)	(3.74)	5.06

Less distributions:
Dividends from net investment income	(0.04)	(0.04)	(0.01)	(0.01)	—	—	—
Distributions from realized gains	—	—	—	—	—	(0.43)	(0.44)

Total dividends and distributions	(0.04)	(0.04)	(0.01)	(0.01)	—	(0.43)	(0.44)

Net asset value, end of period	$11.84	$9.56	$11.87	$9.58	$13.03	$17.24	$21.41

Total return (b)	24.27%	3.46%	24.05%	(26.39)%	(24.42)%	(17.79)%	30.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117	$51	$263,715	$199,462	$299,380	$397,968	$384,175
Ratio of expenses to average net assets after waivers (a)	0.70%	0.70%	0.95%	0.95%	0.95%	0.95%	0.93%
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.68%	0.67%	0.93%	0.92%	N/A	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.78%	0.77%	1.03%	1.02%	0.98%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets after waivers (a)	0.35%	0.33%	0.10%	0.08%	(0.02)%	(0.25)%	(0.20)%
Ratio of net investment income to average net assets after waivers and fees paid indirectly (a)	0.37%	0.36%	0.12%	0.11%	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	0.27%	0.26%	0.02%	0.01%	(0.05)%	(0.23)%	(0.25)%
Portfolio turnover rate	62%	147%	62%	147%	95%	81%	76%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$0.01	$— #	$0.01	$0.01	$0.01	$—	$0.01

EQ Advisors Trust	Financial Highlights	111

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Small Company Index Portfolio:

	Class IA		Class IB
	Year Ended December 31, 2003(e)	March 25, 2002* to December 31, 2002	Year Ended December 31,
			2003(e)	2002	2001	2000	1999
Net asset value, beginning of period	$7.19	$9.32	$7.19	$9.15	$9.03	$10.85	$9.56

Income from investment operations:
Net investment income	0.07	0.05	0.04	0.04	0.06	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.26	(2.12)	3.26	(1.96)	0.13	(0.55)	1.85

Total from investment operations	3.33	(2.07)	3.30	(1.92)	0.19	(0.46)	1.94

Less distributions:
Dividends from net investment income	(0.05)	(0.06)	(0.02)	(0.04)	(0.05)	(0.08)	(0.09)
Distributions from realized gains	—	—	—	—	(0.02)	(1.28)	(0.56)

Total dividends and distributions	(0.05)	(0.06)	(0.02)	(0.04)	(0.07)	(1.36)	(0.65)

Net asset value, end of period	$10.47	$7.19	$10.47	$7.19	$9.15	$9.03	$10.85

Total return (b)	46.30%	(22.23)%	45.94%	(20.96)%	2.12%	(3.43)%	20.68%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,462	$87	$319,634	$99,391	$82,203	$72,747	$59,931
Ratio of expenses to average net assets after waivers and reimbursements (a)	0.60%	0.60%	0.85%	0.85%	0.82%	0.75%	0.71%
Ratio of expenses to average net assets before waivers and reimbursements (a)	0.60%	0.60%	0.85%	0.85%	0.82%	0.93%	1.20%
Ratio of net investment income to average net assets after waivers and reimbursements (a)	0.75%	0.91%	0.50%	0.66%	0.74%	0.73%	1.11%
Ratio of net investment income to average net assets before waivers and reimbursements (a)	0.75%	0.91%	0.50%	0.66%	0.73%	0.55%	0.62%
Portfolio turnover rate	32%	29%	32%	29%	36%	59%	59%
Effect of expense limitation during the period:
Per share benefit to net investment income	$—	$—	$—	$—	$— #	$0.02	$0.04

112	Financial Highlights	EQ Advisors Trust

FINANCIAL HIGHLIGHTS (cont’d)

EQ/Technology Portfolio:

	Class IA					Class IB
	Year Ended December 31,			May 1, 2000* to December 31, 2000		Year Ended December 31,			May 1, 2000* to December 31, 2000
	2003	2002	2001			2003	2002	2001
Net asset value, beginning of period	$3.01	$5.06	$6.68	$10.00		$2.99	$5.04	$6.67	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.01		(0.02)	(0.03)	(0.03)	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.34	(2.02)	(1.61)	(3.33)		1.32	(2.02)	(1.60)	(3.33)

Total from investment operations	1.32	(2.05)	(1.62)	(3.32)		1.30	(2.05)	(1.63)	(3.33)

Less distributions:
Dividends from net investment income	—	—	— #	—		—	—	— #	—

Net asset value, end of period	$4.33	$3.01	$5.06	$6.68		$4.29	$2.99	$5.04	$6.67

Total return (b)	43.85%	(40.51)%	(24.24)%	(33.20)%		43.48%	(40.67)%	(24.43)%	(33.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,775	$11,263	$24,326	$22,880		$325,178	$194,971	$320,756	$275,140
Ratio of expenses to average net assets after waivers (a)	0.90%	0.90%	0.90%	0.90	%(c)	1.15%	1.15%	1.15%	1.15	%(c)
Ratio of expenses to average net assets after waivers and fees paid indirectly (a)	0.76%	0.88%	N/A	N/A		1.01%	1.13%	N/A	N/A
Ratio of expenses to average net assets before waivers and fees paid indirectly (a)	0.99%	1.00%	0.98%	0.96	%(c)	1.24%	1.25%	1.23%	1.21	%(c)
Ratio of net investment income (loss) to average net assets after waivers (a)	(0.61)%	(0.71)%	(0.31)%	0.25	%(c)	(0.86)%	(0.96)%	(0.56)%	(0.00	)%(c)
Ratio of net investment loss to average net assets after waivers and fees paid indirectly (a)	(0.47)%	(0.69)%	N/A	N/A		(0.72)%	(0.94)%	N/A	N/A
Ratio of net investment income (loss) to average net assets before waivers and fees paid indirectly (a)	(0.70)%	(0.81)%	(0.39)%	0.18	%(c)	(0.95)%	(1.06)%	(0.64)%	(0.07	)%(c)
Portfolio turnover rate .	194%	80%	41%	49%		194%	80%	41%	49%
Effect of expense limitation during the period:
Per share benefit to net investment income (loss)	$— #	$— #	$— #	$—		$— #	$— #	$— #	$—

EQ Advisors Trust	Financial Highlights	113

FINANCIAL HIGHLIGHTS (cont’d)

*	Commencement of Operations
**	Commenced operations on January 1, 1999.
†	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#	Per share amount is less than $0.01.
‡	Amount is less than 1%.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Reflects overall fund ratios for investment income and non-class specific expense.
(d)	On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31,1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e)	Net investment income and capital changes per share are based on monthly average shares outstanding.
(f)	On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 2000 through August 31, 2000 is that of the predecessor Alliance Equity Index Portfolio. Information prior to the year ended December 31, 2000 includes the results of operations of the predecessor BT Equity 500 Index Portfolio.
(g)	On May 19, 2001, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the EQ/Lazard Large Cap Value Portfolio.
(h)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/Alliance Global Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance International Portfolio.
(i)	On November 22, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/MFS Research Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian Research Portfolio.
(j)	On April 26, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/T.Rowe Price International Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Mercury International Value Portfolio.
(k)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP Strategy Aggressive Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Alliance Small Cap Growth Portfolio.
(l)	On July 12, 2002, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/AXP New Dimensions Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2002 represents the results of operations of the EQ/Capital Guardian U.S. Equity Portfolio.
(m)	On May 2, 2003, this Portfolio received, through a substitution transaction, the assets and liabilities of the EQ/International Equity Index Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2003 represents the results of operations of the EQ/Alliance International Portfolio.

114	Financial Highlights	EQ Advisors Trust

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

Annual and Semi-Annual Reports

The Annual and Semi-Annual Reports include more information about the Trust’s performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI, dated May 1, 2004, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC’s website at www.sec.gov to view the SAI and other information about the Trust, which is available on the EDGAR database. You can also review and copy information about the Trust, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953

EQ ADVISORS TRUSTSM

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the EQ Advisors Trust (“Trust”) dated May 1, 2004, which may be obtained without charge by calling Equitable toll-free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

The audited financial statements for the period ended December 31, 2003, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2004 (File No. 811-07953), are incorporated by reference and made a part of this document.

MASTER

TRUST HISTORY

EQ Advisors Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware business trust on October 31, 1996 under the name “787 Trust.” The Trust changed its name to “EQ Advisors Trust” effective November 25, 1996.

DESCRIPTION OF THE TRUST

The Equitable Life Assurance Society of the United States (“Equitable”), through its AXA Funds Management Group unit (the “Manager”), currently serves as the investment manager for the Trust.

The Trust currently offers two classes of shares on behalf of fifty-three (53) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of sleeves of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the underlying assets of such portfolio. The underlying assets of each portfolio of the Trust shall be charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following (30) portfolios: the EQ/Alliance Common Stock Portfolio, EQ/Alliance Growth and Income Portfolio, EQ/Alliance Intermediate Government Securities Portfolio, EQ/Alliance International Portfolio, EQ/Equity 500 Index Portfolio, EQ/Money Market Portfolio, EQ/Alliance Quality Bond Portfolio and EQ/Alliance Small Cap Growth Portfolio (collectively, the “Alliance Portfolios”), EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Voyager Portfolio, EQ/MFS Emerging Growth Companies Portfolio, EQ/MFS Investors Trust Portfolio, EQ/Emerging Markets Equity Portfolio, EQ/FI Small/Mid Cap Value Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/Mercury International Value Portfolio (formerly EQ/Putnam International Equity Portfolio), EQ/Bernstein Diversified Value Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Small Company Index Portfolio, EQ/Evergreen Omega Portfolio, EQ/Alliance Premier Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio, EQ/Calvert Socially Responsible Portfolio, EQ/Technology Portfolio (formerly EQ/Alliance Technology Portfolio), EQ/Janus Large Cap Growth Portfolio, EQ/FI Mid Cap Portfolio, and EQ/Marsico Focus Portfolio (collectively, together with the Alliance Portfolios, the “Portfolios”). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to fees imposed under a distribution plan (“Class IB Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act.

Both classes of shares are offered under the Trust’s multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributors for the Class IB shares pursuant to the Class IB Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Trust’s shares are currently sold only to: (i) insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the “Contracts”) issued by Equitable, as well as insurance company separate accounts of: Integrity Life Insurance Company, National Integrity Life Insurance Company, American General Life Insurance Company, The Prudential Insurance Company of America, and Transamerica Occidental Life Insurance Company, each of which is unaffiliated with Equitable; and (ii) The Equitable Investment Plan for Employees, Managers and Agents (“Equitable Plan”). Shares also may be sold to other tax-qualified retirement plans.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or the Equitable Plan or other tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various contracts participating in the Trust through separate accounts or of Equitable Plan or other retirement plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or the Equitable Plan or other retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

Legal Considerations

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at any meeting.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Trust’s Amended and Restated Declaration of Trust requires the affirmative vote of a plurality of the shares voted to elect a Trustee for the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.

TRUST POLICIES

Fundamental Restrictions

Each Portfolio has also adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of each Portfolio’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios. Fundamental policies (5) and (6) below shall not apply to the EQ/Emerging Markets Equity Portfolio, the EQ/Lazard Small Cap Value Portfolio and the EQ/Marsico Focus Portfolio. Certain non-fundamental operating policies are also described in this section because of their relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(1)	Borrow money, except that:

a.	each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the EQ/Bernstein Diversified Value Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolios’ respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolios’ respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the EQ/Mercury Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law. In addition, the EQ/Bernstein Diversified Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings);

b.	as a matter of non-fundamental operating policy, no Portfolio, except the EQ/Bernstein Diversified Value Portfolio, the EQ/FI Small/Mid Cap Value Portfolio, and the EQ/FI Mid Cap Portfolio will purchase additional securities when money borrowed exceeds 5% of its total assets;

c.	the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Voyager Portfolio, EQ/Mercury International Value Portfolio and EQ/Bernstein Diversified Value Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 10% of the applicable Portfolio’s net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased;

d.	the EQ/Mercury Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

e.	the EQ/Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 15% of the Portfolio’s net assets, not including the amount borrowed, at the time the borrowing is made. The EQ/Lazard Small Cap Value Portfolio will repay borrowings before any additional investments are purchased;

f.	the EQ/J.P. Morgan Core Bond Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks for extraordinary or emergency purposes, provided such amount shall not exceed 30% of the Portfolio’s total assets, not including the amount borrowed, at the time the borrowing is made;

g.	EQ/Evergreen Omega Portfolio as a matter of non-fundamental operating policy, may, in addition to the amount specified above, also borrow up to an additional 5% of its total assets from banks or other lenders;

h.	the EQ/MFS Investors Trust Portfolio, as a matter of non-fundamental operating policy, may borrow up to 10% of its total assets (taken at cost), or its net assets (taken at market value), whichever is less, but only as a temporary measure for extraordinary or emergency purposes;

i.	the EQ/Alliance Premier Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/ Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio and EQ/

Technology Portfolio as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 5% of the Portfolio’s total assets at the time the borrowing is made;

j.	the Alliance Portfolios, as a matter of non-fundamental operating policy, may borrow money only from banks: (i) for temporary purposes; (ii) to pledge assets to banks in order to transfer funds for various purposes as required without interfering with the orderly liquidation of securities in a Portfolio (but not for leveraging purposes); (iii) to make margin payments or pledges in connection with options, futures contracts, options on futures contracts, forward contracts or options on foreign currencies; or (iv) with respect to EQ/Alliance Quality Bond Portfolio, in connection with transactions in interest rate swaps, caps and floors;

k.	the EQ/Janus Large Cap Growth Portfolio, as a matter of non-fundamental operating policy, may only borrow for temporary or emergency purposes, provided such amount does not exceed 25% of the Portfolio’s total assets at the time the borrowing is made. If borrowings come to exceed this amount by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation; and

l.	as a matter of non-fundamental operating policy, any borrowings that come to exceed 33 1/3% of the value of the EQ/FI Mid Cap Portfolio’s or the EQ/FI Small/Mid Cap Value Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings) will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a matter of non-fundamental operating policy, the EQ/FI Mid Cap Portfolio and EQ/FI Small/Mid Cap Portfolio may borrow money only (a) from a bank; or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental investment limitation);

(2)	Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3)	Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to investments by the EQ/Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. In addition, the United States, state or local governments, or related agencies or instrumentalities are not considered an industry. As a matter of operating policy, this restriction shall not apply to investments in securities of other investment companies. Industries are determined by reference to the classifications of industries set forth in each Portfolio’s semi-annual and annual reports;

(4)	Make loans, except that:

a.	This restriction shall not apply to the EQ/Alliance Intermediate Government Securities Portfolio, which may make secured loans, including lending cash or portfolio securities with limitation;

b.

each other Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets (50% in the case of each of the other Alliance Portfolios); (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. Each Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in mortgages, as not subject to this limitation;

c.	the EQ/Putnam Growth & Income Value Portfolio and EQ/Mercury International Value Portfolio, as a matter of non-fundamental operating policy, may purchase debt obligations consistent with the respective investment objectives and policies of each of those Portfolios: (i) by entering into repurchase agreements with respect to not more than 25% of the Portfolios’ respective total assets (taken at current value) or (ii) through the lending of the Portfolios’ portfolio securities with respect to not more than 25% of the Portfolios’ respective total assets (taken at current value);

d.	the EQ/MFS Emerging Growth Companies Portfolio and EQ/Small Company Index Portfolio as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of such Portfolio’s total assets (taken at market value);

e.	the EQ/Mercury Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 20% of such Portfolio’s total assets (taken at market value);

f.	the EQ/Bernstein Diversified Value Portfolio and the EQ/Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 10% of such Portfolio’s total assets (taken at market value);

g.	EQ/MFS Investors Trust Portfolio, as a matter of non-fundamental operating policy, may lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 25% of its net assets (taken at market value);

h.	the EQ/Alliance Premier Growth Portfolio and EQ/Technology Portfolio, as a matter of non-fundamental operating policy, each may not make loans of its assets, which will not be considered as including the purchase of publicly-distributed debt obligations in accordance with its investment objectives, except that each Portfolio may lend its portfolio securities to the extent permitted in (4)(b) above;

i.	the EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio and EQ/Capital Guardian International Portfolio, as a matter of non-fundamental operating policy, will not make loans but each may lend its portfolio securities to the extent permitted in (4)(b) above;

j.	the Alliance Portfolios, as a matter of non-fundamental operating policy, will also treat this restriction as not preventing any such Portfolio from purchasing debt obligations as consistent with its investment policies, government obligations, short-term commercial paper, or publicly-traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates and loans made under insurance policies;

k.	the EQ/Janus Large Cap Growth Portfolio and the EQ/Marsico Focus Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities or make other loans provided that no such loan may be made if, as a result, the aggregate amount of such loans would exceed 25% of the Portfolio’s total assets (taken at market value); and

l.

the EQ/FI Mid Cap Portfolio and the EQ/FI Small/Mid Cap Value Portfolio, as a matter of non-fundamental operating policy, do not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(5)	Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of a single issuer, except (i) securities issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies.*

a.	As a matter of operating policy, each Portfolio will not consider repurchase agreements to be subject to the above stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; and

b.	the EQ/Money Market Portfolio, as a matter of non-fundamental operating policy, will not invest more than 5% of its total assets in securities of any one issuer, other than U.S. Government securities, except that it may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7 of the 1940 Act) of a single issuer for a period of up to three business days after the purchase of such security. Further, as a matter of operating policy, the EQ/Money Market Portfolio will not invest more than (i) the greater of 1% of its total assets or $1,000,000 in Second Tier Securities (as defined in Rule 2a-7 under the 1940 Act) of a single issuer and (ii) 5% of its total assets, at the time a Second Tier Security is acquired, in Second Tier Securities;

(6)	Purchase a security if, as a result, with respect to 75% of the value of the Portfolio’s total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than (i) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and (ii) securities of other investment companies;*

(7)	Purchase or sell real estate, except that:

a.	each Portfolio, except the EQ/J.P. Morgan Core Bond Portfolio, may purchase securities of issuers which deal in real estate, securities which are directly or indirectly secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein; and

b.	the EQ/J.P. Morgan Core Bond Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages;

(8)	Issue senior securities except in compliance with the 1940 Act; or

(9)	Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.

*	As noted above, the EQ/Emerging Markets Equity, EQ/Lazard Small Cap Value and EQ/Marsico Focus Portfolios are classified as non-diversified investment companies under the 1940 Act and therefore, these restrictions are not applicable to these Portfolios.

Non-Fundamental Restrictions

The following investment restrictions generally apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio’s shareholders.

Each Portfolio may not:

(1)	Purchase a futures contract or an option thereon except in compliance with Commodity Exchange Act Rule 4.5. As a matter of operating policy, the EQ/Money Market Portfolio, the EQ/Bernstein Diversified Value Portfolio, the EQ/Lazard Small Cap Value Portfolio, the EQ/Capital Guardian Research Portfolio, the EQ/Capital Guardian U.S. Equity Portfolio, the EQ/Capital Guardian International Portfolio, and the EQ/Janus Large Cap Growth Portfolio may not invest in commodities or commodity contracts including futures contracts. As a matter of operating policy, each Alliance Portfolio (other than EQ/Money Market Portfolio), the EQ/FI Mid Cap Portfolio, EQ/FI Small/Mid Cap Value Portfolio, EQ/Alliance Premier Growth Portfolio and EQ/Technology Portfolio may purchase and sell exchange-traded index options and stock index futures contracts; the EQ/Small Company Index Portfolio may not at any time commit more than 20% of its assets to options and futures contracts. EQ/Marsico Focus Portfolio may purchase and sell futures contracts and options on futures. The EQ/MFS Emerging Growth Companies Portfolio and EQ/Emerging Markets Equity Portfolio will not enter into a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio’s total assets.

(2)	Except for the EQ/FI Mid Cap Portfolio and the EQ/FI Small/Mid Cap Value Portfolio, purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio’s net assets (10% for the EQ/Money Market Portfolio, EQ/Bernstein Diversified Value Portfolio, EQ/Lazard Small Cap Value Portfolio, and the EQ/Technology Portfolio) would be invested in such securities. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid under procedures adopted by the Trust’s Board are not subject to the limitations set forth in this investment restriction. The EQ/FI Mid Cap Portfolio and the EQ/FI Small/Mid Cap Value Portfolio do not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be resold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(3)	Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(4)	Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except in compliance with the 1940 Act. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(5)

Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the EQ/MFS Emerging Growth Companies Portfolio, EQ/FI Small/Mid Cap Value Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Evergreen Omega Portfolio, EQ/Alliance Premier Growth Portfolio, EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio, EQ/FI Mid Cap Portfolio, EQ/FI Small/Mid Cap Value Portfolio, and EQ/Marsico Focus Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

(6)	Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolio’s Prospectus and Statement of Additional Information, as may be amended from time to time; or

(7)	Except for the EQ/FI Mid Cap Portfolio, EQ/FI Small/Mid Cap Value Portfolio, and EQ/Marsico Focus Portfolio, effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short. With respect to the EQ/FI Mid Cap Portfolio, EQ/FI Small/Mid Cap Value Portfolio, and EQ/Marsico Focus Portfolio, these Portfolios do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short. As a matter of operating policy, the EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Capital Guardian International Portfolio and EQ/Technology Portfolio will not effect short sales of securities or property.

For purposes of normally investing at least 80% of EQ/FI Mid Cap Portfolio’s assets in securities of companies of medium market capitalizations and normally investing at least 80% of EQ/FI Small/Mid Cap Value Portfolio’s assets in securities of companies of small and medium market capitalizations, the Portfolios intend to measure the capitalization range of the S&P MidCap 400 and the Russell MidCap and the S&P Small Cap 600 and the Russell 2000 Index no less frequently than once a month.

The EQ/Alliance Common Stock Portfolio, EQ/Alliance Intermediate Government Securities Portfolio, EQ/Alliance Small Cap Growth Portfolio, EQ/Alliance Quality Bond Portfolio, EQ/Technology Portfolio, EQ/Capital Guardian U.S. Equity Portfolio, EQ/Emerging Markets Equity Portfolio, EQ/Equity 500 Index Portfolio, EQ/FI Mid Cap Portfolio, EQ/FI Small/Mid Cap Value Portfolio, EQ/Janus Large Cap Growth Portfolio, EQ/J.P. Morgan Core Bond Portfolio, EQ/Lazard Small Cap Value Portfolio, EQ/Mercury Basic Value Equity Portfolio, EQ/Mercury International Value Portfolio, and the EQ/Small Company Index Portfolio each has a policy that it will invest 80% of its net assets in a particular type of investment suggested by its name. These policies may not be changed without giving sixty (60) days’ written notice to the shareholders of the affected Portfolio.

INVESTMENT STRATEGIES AND RISKS

In addition to the Portfolios’ principal investment strategies discussed in the Prospectus, each Portfolio may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio’s own investment restrictions.

Asset-Backed Securities.    As indicated in Appendix A, certain of the Portfolios may invest in asset-backed securities. Asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In the case of automobile loans, most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Brady Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in Brady Bonds. Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over the counter secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Advisers to that Portfolio.

Convertible Securities.    As indicated in Appendix A, certain of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate, which enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

Depositary Receipts.    As indicated in Appendix A, certain of the Portfolios may invest in depositary receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described below.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a Portfolio’s investment policies, the Portfolio’s investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    Each Portfolio (except the EQ/Money Market Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Eurodollar and Yankee Dollar Obligations.    Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues; notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain of the Portfolios may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

In addition, the EQ/Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate (“LIBOR”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Foreign Currency.    As indicated in Appendix A, certain of the Portfolios may purchase securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Portfolio’s assets and income. In addition, although a portion of a Portfolio’s investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the United States or abroad. Foreign currencies in which a Portfolio’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio. Certain Portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in forward foreign currency exchange transactions. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio’s Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Advisers to the Portfolios believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Portfolios will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain of the Portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Those Portfolios may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered,” except as described below. A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered “covered” if, so long as the Portfolio is obligated as the writer of the put, it segregates, either on its records or with the Portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Portfolio will be considered “covered” only if the Portfolio segregates, either on its records or with the Portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. EQ/Marsico Focus Portfolio may also write uncovered call options on foreign currencies for cross-hedging purposes. The Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option.

Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter options on foreign currency transactions. Each Alliance Portfolio (other than EQ/Money Market Portfolio) and EQ/Marsico Focus Portfolio will engage in over the counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The EQ/MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the over the counter market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over the counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain of the Portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over the counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    As indicated in Appendix A, certain of the Portfolios may also invest in other types of foreign securities or engage in certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency

Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the United States. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Markets Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian, and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below:

Emerging Market Securities.    Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a Portfolio’s investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a Portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Latin America

Inflation.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability.    The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency.    Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Sovereign Debt.    A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a Portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well. Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to designate the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio’s other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a

Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain of the Portfolios may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain of the Portfolios may invest in illiquid securities or non-publicly traded securities. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A and that have been determined to be liquid by the Board or its delegates will be monitored by each Portfolio’s Adviser on an ongoing basis, subject to the oversight of the Manager. In the event that such a security is deemed to be no longer liquid, a Portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio’s having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, among other things, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Investment Company Securities.    Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain of the Portfolios may purchase the securities of certain foreign investment corporations called passive foreign investment companies (“PFICs”). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a Portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Exchange Traded Funds (ETFs).    These are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Investment Grade and Lower Quality Fixed Income Securities.    As indicated in Appendix A, certain of the Portfolios may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody’s Investors Service Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Rating Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or comparable quality unrated securities. Investment grade securities rated BBB or below by Moody’s or Standard & Poor’s while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities.

Lower quality fixed income securities are securities that are rated in the lower categories by nationally recognized statistical rating organizations (“NRSRO”) (i.e., Ba or lower by Moody’s and BB or lower by Standard & Poor’s) or comparable quality unrated securities. Such lower quality securities are known as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. (Each NRSRO’s descriptions of these bond ratings are set forth in the Appendix to this Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio’s investment objective will be more dependent on the Adviser’s analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

It is the policy of each Portfolio’s Adviser(s) to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser’s own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities’ issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust’s Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix B to this Statement of Additional Information (“SAI”). The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The Portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Loan Participations and Other Direct Indebtedness.    As indicated in Appendix A, certain of the Portfolios may invest a portion of their assets in loan participations and other direct indebtedness. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a “novation” (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender’s interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

A Portfolio’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an “issuer” of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio’s portfolio investments.

Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser’s research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described above.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain of the Portfolios may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios’ ability to buy or sell those securities at any particular time.

The EQ/J.P. Morgan Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, it could end up acquiring a direct interest in the underlying real property and the Portfolio would then be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the

Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Dollar Rolls.    The EQ/J.P. Morgan Core Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    As indicated in Appendix A, certain of the Portfolios may invest in municipal securities (“municipals”), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Portfolio may treat such redeemable preferred stock as a fixed income security.

Options and Futures Transactions.    Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an over the counter option and the resulting inability to close a futures position or over the counter option prior to its maturity date.

Following is a description of specific Options and Futures Transactions, followed by a discussion concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts.

Futures Transactions.    As indicated in Appendix A, certain of the Portfolios may utilize futures contracts. Futures contracts (a type of potentially high-risk investment) enable the investor to buy or sell an asset in the future at an agreed upon price. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Options on Futures Contracts.    As indicated in Appendix A, certain of the Portfolios may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The Portfolios will write only options on futures contracts which are “covered.” A Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates, either on its records or with its custodian, cash or other liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.    The Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio’s existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio’s total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see “Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts.”

As indicated in Appendix A, certain of the Portfolios may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be “covered,” except as described below. A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put maintains throughout the option period the segregation, either on its records or with its custodian, of cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. EQ/Marsico Focus Portfolio may write call options that are not covered for cross-hedging purposes. The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating, either on its records or with its custodian, cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its Adviser believes that writing the option would achieve the desired hedge.

Certain of the Portfolios will not commit more than 5% of their total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio (except the EQ/Janus Large Cap Growth Portfolio) has written call or put options generally will not exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, the EQ/FI Mid Cap Portfolio and the EQ/FI Small/Mid Cap Value Portfolio will not (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Writing Call Options.    A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio’s securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.    The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to “cover” it, for example, by maintaining the segregation, either on its records or with the Portfolio’s custodian, of cash or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.    A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Futures Contracts.    Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Securities Index Options.    A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities or securities it intends to purchase. Each Portfolio writes only “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio’s Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates, either on its records or with its custodian, cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the Standard & Poor’s 500 or the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over the Counter Options.    As indicated in Appendix A, certain of the Portfolios may engage in over the counter put and call option transactions. Options traded in the over the counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such over the counter options, and the securities used as “cover” for such options, may be considered illiquid securities. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over the counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over the counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over the counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is “in-the-money,” i.e., the amount by which the price of the option exceeds the exercise price.

Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts

Options.    A closing purchase transaction for exchange-traded options may be made only on a national securities exchange (“exchange”). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over the counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over the counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over the counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures.    The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio’s Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio’s underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio’s ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio’s portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures.    Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio’s order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts.    Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio’s Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.

Payment-In-Kind Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Repurchase Agreements.    Each Portfolio, other than the EQ/Equity 500 Index Portfolio, may enter into repurchase agreements with qualified banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio’s right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio’s holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio’s Adviser, pursuant to guidelines adopted by the Manager. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller’s repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.

Real Estate Investment Trusts.    As indicated in Appendix A, certain of the Portfolios may each invest up to 15% of its respective net assets in investments related to real estate, including real estate investment trusts (“REITs”). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Reverse Repurchase Agreements and Dollar Rolls.    As indicated in Appendix A, certain of the Portfolios may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio’s net asset value. See “Fundamental Restrictions” for more information concerning restrictions on borrowing by each Portfolio. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligation to repurchase the securities, and a Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In “dollar roll” transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will maintain the segregation, either on its records or with its custodian, of cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

Securities Loans.    All of the Portfolios may lend securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio’s investment program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Short Sales Against the Box.    As indicated in Appendix A, certain of the Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will designate the segregation, either on its records or with its custodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Small Company Securities.    As indicated in Appendix A, certain of the Portfolios may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    As indicated in Appendix A, certain of the Portfolios may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the EQ/Emerging Markets Equity Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The EQ/Emerging Markets Equity Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the EQ/Emerging Markets Equity Portfolio’s investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain Portfolios may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to the Portfolio’s borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Manager. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counter-party, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used.

Technology Sector Risk.    The value of securities issued by companies in the technology sector are particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For a portfolio investing in the technology sector, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

U.S. Government Securities.    Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the U.S. (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, and Government National—Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).

Warrants.    All of the Portfolios (except the EQ/Money Market Portfolio) may purchase warrants and similar rights. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Zero Coupon Bonds.    As indicated in Appendix A, certain of the Portfolios may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to its shareholders. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the Advisers or when one Adviser replaces another, necessitating changes in the Portfolio it manages. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the Portfolio and shareholders. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when an Adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the Portfolios, including general supervision and review of the investment activities and their conformity with Delaware law and the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

Interested Trustee

Peter D. Noris* 1290 Avenue of the Americas, New York, New York (48)	Chairman and Trustee	Chairman from December 2002 to present, Trustee from March 1997 to present	From May 1995 to present, Executive Vice President and Chief Investment Officer of AXA Financial; from September 1999 to present, Executive Vice President and Chief Executive Officer of AXA Financial Services LLC; and from November 1995 to present, Executive Vice President of AXA Advisors, LLC.	79	Director, Alliance Capital Management, L.P.; Director of AXA Alternative Advisors Inc.

Independent Trustees

Theodossios Athanassiades c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (65)	Trustee	From March 2000 to present	Retired	53	From May 1994 to present, Director, Atlantic Bank of New York.

Jettie M. Edwards Syrus Associates 880 Third Avenue New York, New York (57)	Trustee	From March 1997 to present	Retired. From 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	53	From 1992 to 2003, Trustee, Provident Investment Counsel Trust; from 1997 to present, Director, The PBHG Funds, Inc.

David W. Fox c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (72)	Lead Independent Trustee	From May 2000 to present	Retired. From 1989 to 2000, Public Governor and from 1996-2000 Chairman of the Chicago Stock Exchange.	53	From 1987 to present, Director of USG Corporation.

*	Affiliated with the Manager and Distributor.

**	Each Trustee serves until his or her resignation or retirement. Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee for Trustee

William M. Kearns, Jr c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (68)	Trustee	From March 1997 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman and from 1998 to 2002, Vice Chairman Keefe Managers, Inc.	53	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc. From 1999 to present Advisory Director, Proudfoot PLC (N.A.) (consulting firm). From 2001 to present Advisory Director, Gridley & Company LLC. From 2002 to present Director, United States Shipping Corp.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (59)	Trustee	From March 1997 to present	From 1998 to present, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations).	53	None

Harvey Rosenthal c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (61)	Trustee	From March 1997 to present	From 1997-present, Consultant/Director.	53	From 1997 to present, Director, LoJack Corporation.

Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York (50)	Trustee	From May 2000 to present	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of Investment Management and Investment Company Practice Group.	53	None

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”). The Audit Committee’s function is to recommend to the Board independent accountants to conduct the annual audit of the Trust’s financial statements; review with the independent accountants the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended December 31, 2003.

The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by Contract owners. The Nominating and Compensation Committee held two meetings during the fiscal year ended December 31, 2003.

The Trust has a Valuation Committee consisting of Peter D. Noris, Steven M. Joenk, Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by the officers of the trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held 25 meetings during the fiscal year ended December 31, 2003.

Compensation of the Trustees

Each Independent Trustee currently receives from the Trust an annual fee of $40,000 plus (i) an additional fee of $4,000 for each regularly scheduled Board meeting attended, (ii) $2,000 for each special Board meeting or special committee meeting attended, and (iii) $1,000 for each telephone or other committee meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 per year is paid to the lead Independent Trustee. A retainer of $5,000 per year is paid to the Chair of the Audit Committee and a retainer of $2,500 is paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended December 31, 2003*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from Trust Paid to Trustees

Peter D. Noris	$-0-	$-0-	$-0-

Ted Athanassiades	$67,000	$-0-	$67,000

Jettie M. Edwards	$68,250	$-0-	$68,250

David W. Fox	$77,000	$-0-	$77,000

William M. Kearns, Jr.	$67,000	$-0-	$67,000

Christopher P.A. Komisarjevsky	$67,625	$-0-	$67,625

Harvey Rosenthal	$67,000	$-0-	$67,000

Gary S. Schpero	$67,000	$-0-	$67,000

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee. Messrs. Komisarjevsky and Athanassiades have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2003, Mr. Komisarjevsky and Mr. Athanassiades had accrued $433,402 and $160,861, respectively (including interest).

As of December 31, 2003, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust did not beneficially own shares of any Portfolio of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Director	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen in Family of Investment Companies:

Peter D. Noris

EQ/Aggressive Stock

EQ/High Yield

EQ/Alliance International

EQ/Alliance Small Cap Growth

EQ/Bernstein Diversified Value

EQ/FI Small/Mid Cap Value

EQ/Janus Large Cap Growth

EQ/Mercury Basic Value Equity

EQ/Mercury International Value

EQ/Marsico Focus

EQ/Technology

	[$10,001 - $50,000 over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 over $ 100,000 $1 - $ 10,000 $1 - $ 10,000] over $ 100,000	[over $ 100,000]

*	As of December 31, 2003.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC. (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Steven M. Joenk 1290 Avenue of the Americas, New York, New York (45)	President and Chief Executive Officer	From December 2002 to Present	From July 1999 to present, Senior Vice President AXA Financial; from July 1999 to December 2002, Vice President and Chief Financial Officer of the Trust; from 1996 to 1999, Managing Director of MeesPierson (an investment company).

Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York (48)	Vice President, Secretary and Anti-Money Laundering Compliance Officer	From July 1999 to Present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and Equitable; from July 1999 to May 2003, Vice President and counsel, AXA Financial and Equitable; from September 1994 to July 1999, Assistant General Counsel of The Dreyfus Corporation

Kenneth T. Kozlowski 1290 Avenue of the Americas, New York, New York (42)	Chief Financial Officer and Treasurer	From December 2002 to Present	From February 2001 to present, Vice President, AXA Financial; from December 1999 to December 2002, Controller of the Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial; from October 1996 to October 1999, Director-Fund Administration, Prudential Investments.

Kenneth B. Beitler 1290 Avenue of the Americas, New York, New York (45)	Vice President	From March 2002 to Present	From February 2003 to present, Vice President of AXA Financial; from February 2002 to February 2003, Assistant Vice President of AXA Financial; from May 1999 to February 2002, Senior Investment Analyst of AXA Financial. Prior thereto, an Investment Systems Development Analyst with TIAA-CREF

Name, Address and Age	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary E. Cantwell 1290 Avenue of the Americas, New York, New York (42)	Vice President	From July 1999 to Present	From February 2001 to present, Vice President, AXA Financial, from July 1999 to present, Vice President Equitable; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer AXA Financial.

Brian E. Walsh 1290 Avenue of the Americas, New York, New York (36)	Vice President and Controller	December 2002 to present	From February 2003 to present, Vice President of AXA Financial and Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and Equitable; from December 1999 to January 2001, Senior Fund Administrator of Equitable; from January 1993 to December 1999, Manager of Prudential Investment Fund Management.

Andrew S. Novak 1290 Avenue of the Americas, New York, New York (35)	Assistant Secretary	From September 2002 to present	From May 2002 to present, Counsel, AXA Financial and Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.; from August 1994 to August 2000, Vice President and Assistant General Counsel, Mitchell Hutchins Asset Management.

Control Person and Principal Holders of Securities

The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts and to tax-qualified retirement plans. Equitable may be deemed to be a control person with respect to the Trust by virtue of its ownership of more than 99% of the Trust’s shares as of March 31, 2004.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust’s knowledge, as of March 12, 2004, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio:

Portfolio Contract Owner	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

EQ/Money Market Portfolio	Karr Barth Associates c/o Dee McGroaty Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	10,781,648.539	7.56%

As of the date of this SAI, the Trustees and officers, as a group, owned less than 1% of the outstanding shares of any class of any Portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

Equitable, through its AXA Funds Management Group unit (“Manager”), currently serves as the investment manager for each Portfolio. Putnam Investment Management, L.L.C. (“Putnam Management”), MFS Investment Management (“MFS”), Morgan Stanley Investment Management Inc. (“MSIM Inc.”), Mercury Advisors (“Mercury”), Merrill Lynch Investment Managers International Limited (“MLIM International”), Lazard Asset Management LLC (“LAM”), J.P. Morgan Investment Management Inc. (“J.P. Morgan”), Evergreen Investment Management Company, LLC (“Evergreen”),

Alliance Capital Management, L.P. (“Alliance Capital”), Capital Guardian Trust Company (“Capital Guardian”), Calvert Asset Management Company, Inc. (“Calvert”), Brown Capital Management, Inc. (“Brown Capital”), Fidelity Management & Research Company (“FMR”), Janus Capital Management LLC (“Janus”), Marsico Capital Management, LLC (“Marsico”), RCM Capital Management LLC (“RCM”), Firsthand Capital Management, Inc. (“Firsthand”), and Wellington Management Company, LLP (“Wellington Management”) (each an “Adviser,” and together the “Advisers”) serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.

Putnam Management is a subsidiary of Putnam Investments, L.L.C., a wholly-owned subsidiary of Putnam Investments Trust, which is itself a subsidiary of Marsh & McLennan Companies, Inc. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, a diversified financial services organization. MSIM Inc. is a direct subsidiary of Morgan Stanley. Mercury, a Delaware limited partnership, is jointly owned by a general partner, Princeton Services, Inc., and a limited partner, Merrill Lynch & Co., Inc. MLIM International is a company organized under the laws of England and Wales and is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. LAM is a subsidiary of Lazard Frères & Co. LLC (“Lazard Frères”) a New York limited liability company, which is registered as an investment adviser with the SEC. J.P. Morgan is a registered investment adviser and is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a bank holding company. Evergreen is a registered investment adviser and a wholly-owned subsidiary of Wachovia Corporation (formerly First Union Corporation). Alliance Capital, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, Equitable. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Calvert is a subsidiary of Calvert Group Ltd., which is a subsidiary of Ameritas Acacia Mutual Holding Company. FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. Janus is a direct subsidiary of Janus Capital Group Inc., a publicly traded company with principal operations in the financial asset management business. Marsico is a wholly-owned indirect subsidiary of Bank of America Corporation. RCM is an indirect wholly-owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. Firsthand’s controlling shareholder is Kevin M. Landis. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 80 partners, all active employees of the firm; the managing partners of Wellington are Duncan M. McFarland, Laurie A. Gabriel and John R. Ryan.

Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S. and a wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly-owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and Manager have entered into an Amended and Restated Management Agreement with respect to the Portfolios (“Management Agreement”), which was initially approved by the Board of Trustees on January 28, 2000, by shareholders at a meeting held on April 14, 2000 and reapproved by the Board of Trustees on July 9, 2003. In reapproving the Management Agreement, the Board of Trustees considered the following factors: the nature, quality and extent of the services provided by the Manager, each Portfolio’s performance record as compared to a peer group of portfolios and an appropriate index, the Manager’s personnel and operations, the Manager’s financial condition, the level and method of computing each Portfolio’s management fee, comparative fee and expense information for each of the Portfolios versus similar portfolios, the profitability of the Trust to the Manager, other benefits expected to accrue to the Manager and its affiliates from their relationship with the Portfolios, the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses, and any possible conflicts of interest. The Trustees also considered the nature, quality and extent of services provided by affiliates of the Manager, including distribution services. Based on its consideration and review of the foregoing information, the Board of Trustees determined that each Portfolio is likely to benefit from the nature and quality of the services expected to be provided by the Manager and its affiliates, as well as their ability to render such services based on their experience, operations and resources. The Board of Trustees also determined that each Portfolio’s historical performance record compared reasonably to its peer group and benchmark. The Board of Trustees further determined that the fee and expense information for each Portfolio compared reasonably to similar mutual funds; that the level and method of computing each Portfolio’s management fee, as well as the profitability of the Trust to the Manager, was reasonable in light of the extent and quality of the services expected to be provided by the Manager and its affiliates; and that the Management Agreement with the Manager was in the best interests of each Portfolio and its shareholders.

Subject always to the direction and control of the Trustees of the Trust, under the Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio’s assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify existing Advisory Agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio’s assets not then managed by an Adviser. In connection with the Manager’s responsibilities under the Management Agreement, the Manager will assess each Portfolio’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio’s assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager’s own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

•	Office space, all necessary office facilities and equipment.

•	Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

•	related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

•	related to the investment advisory services to be provided by any Adviser pursuant to an advisory agreement with the Trust (“Advisory Agreement”).

•	Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust Shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to Shareholders or regulatory authorities, and all tax returns.

The Management Agreement also requires the Manager (or its affiliates) to pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are affiliated with the Manager or its affiliates. The Manager has also entered into a Consulting Agreement with an investment consulting firm to provide research to assist the Manager in allocating Portfolio assets among Advisers and in making recommendations to the Trustees about hiring and changing Advisers. The Manager is responsible for paying the consulting fees.

The continuance of the Management Agreement, with respect to each Portfolio, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager as set forth in the Prospectus. The Manager and the Trust have also entered into an expense limitation agreement with respect to each Portfolio (except for the Portfolios for which Alliance serves as Adviser, other than EQ/Alliance Premier Growth Portfolio) (“Expense Limitation Agreement”), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Portfolio are limited to the extent described in the “Management of the Trust-Expense Limitation Agreement” section of the Prospectus.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including without limitation: fees and expenses of its independent accountants and of legal counsel for itself and the Trust’s independent Trustees; the costs of preparing, setting in type, printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below under “Distribution of the Trust’s Shares,” the Class IB shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

The tables below show the fees paid by each Portfolio to the Manager during the years ended December 31, 2001, 2002 and 2003, respectively. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. During the years ended December 31, 2001, December 31, 2002 and December 31, 2003, the Manager received $3,733,626, $953,135, and $1,094,783 respectively in reimbursement for the 40, 34 and 30 portfolios respectively comprising the Trust.

CALENDAR YEAR ENDED DECEMBER 31, 2001

Portfolio***	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
Alliance Conservative Investors**	$1,240,773	$1,240,773	$0
EQ/Aggressive Stock**	$16,816,089	$16,816,089	$0
EQ/Alliance Common Stock	$57,938,499	$57,938,499	$0
EQ/Alliance Global**	$10,617,138	$10,617,138	$0
EQ/Alliance Growth and Income	$12,000,772	$12,000,772	$0
EQ/Alliance Growth Investors**	$13,211,830	$13,211,830	$0
EQ/Alliance Intermediate Government Securities	$1,567,986	$1,567,986	$0
EQ/Alliance International	$1,921,342	$1,921,342	$0
EQ/Alliance Premier Growth	$9,571,635	$8,952,731	$618,904
EQ/Alliance Quality Bond	$1,807,663	$1,807,663	$0
EQ/Alliance Small Cap Growth	$6,106,239	$6,106,239	$0
EQ/AXP New Dimensions**	$87,576	$0	$136,058
EQ/AXP Strategy Aggressive**	$112,288	$0	$115,103
EQ/Balanced**	$12,954,751	$12,954,751	$0
EQ/Bernstein Diversified Value	$2,659,612	$2,532,555	$127,057
EQ/Calvert Socially Responsible	$29,852	$0	$60,338
EQ/Capital Guardian International	$922,132	$716,837	$205,295
EQ/Capital Guardian Research	$603,298	$511,885	$91,413
EQ/Capital Guardian U.S. Equity	$1,060,674	$957,635	$103,039
EQ/Emerging Markets Equity	$2,177,159	$1,603,599	$573,560
EQ/Equity 500 Index	$6,982,101	$6,982,101	$0
EQ/Evergreen Foundation**	$42,653	$24,238	$18,415
EQ/Evergreen Omega	$64,793	$0	$94,038
EQ/FI Mid Cap	$712,289	$489,897	$222,392
EQ/FI Small/Mid Cap Value	$2,003,633	$1,984,517	$19,116
EQ/High Yield**	$3,167,801	$3,167,801	$0
EQ/International Equity Index**	$326,187	$326,187	$0
EQ/J.P. Morgan Core Bond	$1,494,269	$1,469,878	$24,391
EQ/Janus Large Cap Growth	$1,024,290	$864,482	$159,808
EQ/Lazard Small Cap Value	$995,824	$955,083	$40,741
EQ/Marsico Focus*	$13,980	$0	$37,990
EQ/Mercury Basic Value Equity	$2,953,590	$2,943,231	$10,359
EQ/Mercury International Value	$2,806,934	$2,333,339	$473,595
EQ/MFS Emerging Growth Companies	$10,073,360	$10,073,360	$0
EQ/MFS Investors Trust	$1,379,748	$1,325,726	$54,022

Portfolio***	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/MFS Research**	$4,896,594	$4,735,348	$161,246
EQ/Money Market	$5,698,316	$5,698,316	$0
EQ/Putnam Balanced**	$226,203	$215,101	$11,102
EQ/Putnam Growth & Income Value	$3,246,831	$3,238,761	$8,070
EQ/Putnam Voyager	$2,145,407	$2,027,169	$118,238
EQ/Small Company Index	$184,695	$183,491	$1,204
EQ/T. Rowe Price International Stock**	$1,515,752	$1,427,275	$88,477
EQ/Technology	$2,880,709	$2,611,131	$269,578
Mercury World Strategy**	$96,378	$94,119	$2,259
T. Rowe Price Equity Income**	$649,106	$649,106	$0

*	The EQ/Marsico Focus Portfolio commenced operations on September 1, 2001.

**	T. Rowe Price Equity Income, Alliance Conservative Investors, EQ/Putnam Balanced, Mercury World Strategy and EQ/Evergreen Foundation were not offered after May 18, 2001. EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002, EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research were discontinued on November 22, 2002. EQ/ International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology Portfolio was changed to “EQ/Technology Portfolio” and the name of EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2002

Portfolio**	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Aggressive Stock*	$11,932,509	$11,932,509	$0
EQ/Alliance Common Stock	$39,407,013	$39,407,013	$0
EQ/Alliance Global*	$7,040,971	$7,040,971	$0
EQ/Alliance Growth and Income	$11,546,051	$11,546,051	$0
EQ/Alliance Growth Investors*	$9,542,360	$9,542,360	$0
EQ/Alliance Intermediate Government Securities	$3,267,158	$3,267,158	$0
EQ/Alliance International	$2,441,439	$2,308,722	$132,717
EQ/Alliance Premier Growth	$6,767,780	$6,123,159	$644,621
EQ/Alliance Quality Bond	$2,261,575	$2,261,575	$0
EQ/Alliance Small Cap Growth	$5,404,510	$5,404,510	$0

Portfolio**	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/AXP New Dimensions*	$71,455	$13,318	$58,137
EQ/AXP Strategy Aggressive*	$68,418	$7,910	$60,508
EQ/Balanced*	$13,423,267	$13,294,525	$128,742
EQ/Bernstein Diversified Value	$4,676,569	$4,479,813	$196,756
EQ/Calvert Socially Responsible	$52,202	$0	$81,850
EQ/Capital Guardian International	$904,679	$702,220	$202,459
EQ/Capital Guardian Research	$1,057,542	$878,998	$178,544
EQ/Capital Guardian U.S. Equity	$1,407,586	$1,255,063	$152,523
EQ/Emerging Markets Equity	$2,338,087	$2,249,538	$88,549
EQ/Equity 500 Index	$5,884,114	$5,884,114	$0
EQ/Evergreen Omega	$114,146	$10,022	$104,124
EQ/FI Mid Cap	$1,598,662	$1,426,736	$171,926
EQ/FI Small/Mid Cap Value	$4,510,636	$4,510,636	$0
EQ/High Yield*	$3,197,964	$3,197,964	$0
EQ/International Equity Index*	$272,730	$272,730	$0
EQ/J.P. Morgan Core Bond	$2,545,293	$2,545,293	$0
EQ/Janus Large Cap Growth	$1,426,942	$1,248,413	$178,529
EQ/Lazard Small Cap Value	$1,807,344	$1,794,735	$12,609
EQ/Marsico Focus	$695,167	$559,547	$135,620
EQ/Mercury Basic Value Equity	$3,888,716	$3,888,716	$0
EQ/Mercury International Value	$3,493,017	$3,296,016	$197,001
EQ/MFS Emerging Growth Companies	$6,685,837	$6,685,837	$0
EQ/MFS Investors Trust	$1,311,668	$1,287,062	$24,606
EQ/MFS Research*	$3,227,554	$3,070,049	$157,505
EQ/Money Market	$6,480,024	$6,480,024	$0
EQ/Putnam Growth & Income Value	$3,166,810	$3,166,810	$0
EQ/Putnam Voyager	$1,565,499	$1,397,276	$168,223
EQ/Small Company Index	$214,096	$214,096	$0
EQ/T. Rowe Price International Stock*	$477,033	$477,033	$0
EQ/Technology	$2,349,006	$2,088,700	$260,306

*	EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research were discontinued on November 22, 2002. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/ High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Management Fee	Management Fee Paid To Manager After Fee Waiver	Total Amount Of Fees Waived And Other Expenses Assumed by Manager
EQ/Aggressive Stock*	$6,122,217	$6,122,217	$—
EQ/Alliance Common Stock	$36,619,508	$36,619,508	$—
EQ/Alliance Growth and Income	$11,733,623	$11,733,623	$—
EQ/Alliance Intermediate Government Securities	$5,070,064	$5,070,064	$—
EQ/Alliance International	$9,269,798	$9,034,304	$235,494
EQ/Alliance Premier Growth	$7,089,810	$6,606,512	$483,298
EQ/Alliance Quality Bond	$5,477,483	$5,477,483	$—
EQ/Alliance Small Cap Growth	$5,858,598	$5,858,598	$—
EQ/Balanced*	$12,694,835	$12,694,835	$—
EQ/Bernstein Diversified Value	$7,220,078	$7,187,799	$32,279
EQ/Calvert Socially Responsible	$131,365	$52,861	$78,504
EQ/Capital Guardian International	$1,786,333	$1,552,470	$233,863
EQ/Capital Guardian Research	$4,513,404	$4,395,452	$117,952
EQ/Capital Guardian U.S. Equity	$3,050,697	$2,932,358	$118,339
EQ/Emerging Markets Equity	$2,856,913	$2,856,913	$—
EQ/Equity 500 Index	$6,308,055	$6,308,055	$—
EQ/Evergreen Omega	$348,892	$242,636	$106,256
EQ/FI Mid Cap	$3,316,076	$3,139,824	$176,252
EQ/FI Small/Mid Cap Value	$6,306,092	$6,306,092	$—
EQ/High Yield*	$2,732,644	$2,732,644	$—
EQ/International Equity Index*	$94,234	$94,234	$—
EQ/J.P. Morgan Core Bond	$4,394,269	$4,394,269	$—
EQ/Janus Large Cap Growth	$1,870,035	$1,674,118	$195,917
EQ/Lazard Small Cap Value	$3,858,853	$3,858,853	$—
EQ/Marsico Focus	$5,765,114	$5,317,960	$447,154
EQ/Mercury Basic Value Equity	$5,801,775	$5,801,775	$—
EQ/Mercury International Value	$4,698,239	$4,659,607	$38,632
EQ/MFS Emerging Growth Companies	$5,614,946	$5,614,946	$—
EQ/MFS Investors Trust	$1,462,470	$1,438,458	$24,012
EQ/Money Market	$6,279,775	$6,279,775	$—
EQ/Putnam Growth & Income Value	$3,153,901	$3,153,901	$—
EQ/Putnam Voyager	$1,506,060	$1,321,765	$184,295
EQ/Small Company Index	$455,998	$455,998	$—
EQ/Technology	$2,424,288	$2,173,965	$250,323

*	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/ High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/ Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

The Advisers

On behalf of EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Voyager Portfolio, the Manager has entered into an Advisory Agreement with Putnam Management. The Manager has entered into an Advisory Agreement on behalf of EQ/MFS Emerging Growth Companies Portfolio and EQ/MFS Investors Trust Portfolio with MFS. The Manager has entered into an Advisory Agreement on behalf of EQ/Emerging Markets Equity Portfolio with MSIM Inc. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury Basic Value Equity Portfolio with Mercury. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury International Value Portfolio with MLIM International. The Manager has entered into an Advisory Agreement on behalf of EQ/Lazard Small Cap Value Portfolio with LAM. The Manager has entered into an Advisory Agreement on behalf of the EQ/J.P. Morgan Core Bond Portfolio with J.P. Morgan. The Manager has entered into an Advisory Agreement on behalf of EQ/Evergreen Omega Portfolio with Evergreen. The Manager has entered into an Advisory Agreement on behalf of EQ/Alliance Premier Growth Portfolio, Alliance Portfolios, EQ/Small Company Index Portfolio and EQ/Bernstein Diversified Value Portfolio with Alliance Capital. The Manager has entered into an Advisory Agreement on behalf of EQ/Capital Guardian Research Portfolio, EQ/Capital Guardian U.S. Equity Portfolio and EQ/Capital Guardian International Portfolio with Capital Guardian. The Manager has entered into Advisory Agreements on behalf of EQ/Calvert Socially Responsible Portfolio with Calvert and Brown Capital. The Manager has entered into an Advisory Agreement on behalf of EQ/Janus Large Cap Growth Portfolio with Janus. The Manager has entered into an Advisory Agreement on behalf on EQ/FI Small/Mid Cap Value Portfolio and EQ/FI Mid Cap Portfolio with FMR. The Manager has entered into an Advisory Agreement on behalf EQ/Marsico Focus Portfolio with Marsico. The Manager has entered into Advisory Agreements on behalf of EQ/Technology Portfolio with RCM, Firsthand and Wellington Management. The Advisory Agreements obligate each of the Advisers to: (i) make investment decisions on behalf of their respective Portfolios or portion of Portfolios allocated to those Advisers from time to time (“Allocated Portions”); (ii) place all orders for the purchase and sale of investments for their respective Portfolios or Allocated Portion with brokers or dealers selected by the Manager or an Adviser; and (iii) perform certain limited related administrative functions in connection therewith. The Board of Trustees approved or reapproved the Advisory Agreements between each of the Advisers and Equitable based on a number of factors relating to each Adviser’s ability to perform under its Advisory Agreement. These factors included: the nature, quality and extent of the services to be rendered by the Adviser to the Portfolio, the Adviser’s management style, the Portfolio’s performance record, the Adviser’s current and proposed level of staffing and its overall resources, whether the Adviser manages or has managed any other registered investment companies, the Adviser’s compliance systems and capabilities, and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that each Portfolio is likely to benefit from the nature and quality of the services expected to be provided by each Adviser, as well as their ability to render such services based on their management style, experience, operations and resources. The Board also determined that each Adviser’s performance record compared reasonably to its peer group and benchmark. Based on the above, the Board determined that the Advisory Agreements with each Adviser with respect to its respective Portfolio was in the best interests of the Portfolio and its shareholders.

During the years ended December 31, 2001, 2002 and 2003, respectively, the Manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:

CALENDAR YEAR ENDED DECEMBER 31, 2001

Portfolio***	Advisory Fee Paid
Alliance Conservative Investors**	$620,271
EQ/Aggressive Stock**	$7,596,869
EQ/Alliance Common Stock	$30,111,353
EQ/Alliance Global**	$6,142,554

Portfolio***	Advisory Fee Paid
EQ/Alliance Growth and Income	$6,435,954
EQ/Alliance Growth Investors**	$7,242,852
EQ/Alliance Intermediate Government Securities	$781,663
EQ/Alliance International	$1,310,753
EQ/Alliance Premier Growth	$5,327,420
EQ/Alliance Quality Bond	$941,410
EQ/Alliance Small Cap Growth	$4,063,203
EQ/AXP New Dimensions**	$67,364
EQ/AXP Strategy Aggressive**	$80,205
EQ/Balanced**	$6,635,495
EQ/Bernstein Diversified Value	$1,257,510
EQ/Calvert Socially Responsible	$16,070
EQ/Capital Guardian International	$705,172
EQ/Capital Guardian Research	$464,077
EQ/Capital Guardian U.S. Equity	$808,411
EQ/Emerging Markets Equity	$1,755,888
EQ/Equity 500 Index	$1,290,370
EQ/Evergreen Foundation**	$30,330
EQ/Evergreen Omega	$54,824
EQ/FI Mid Cap	$508,784
EQ/FI Small/Mid Cap Value	$1,425,585
EQ/High Yield*,**	$1,766,883
EQ/International Equity Index**	$139,797
EQ/J.P. Morgan Core Bond	$839,227
EQ/Janus Large Cap Growth	$615,756
EQ/Lazard Small Cap Value	$748,306
EQ/Marsico Focus*	$6,995
EQ/Mercury Basic Value Equity	$1,820,326
EQ/Mercury International Value*	$1,935,125
EQ/MFS Emerging Growth Companies	$4,702,345
EQ/MFS Investors Trust	$804,838
EQ/MFS Research**	$2,509,549
EQ/Money Market	$1,929,143
EQ/Putnam Balanced**	$205,674
EQ/Putnam Growth & Income Value	$2,365,725
EQ/Putnam Voyager	$1,526,755
EQ/Small Company Index	$36,941
EQ/T. Rowe Price International Stock**	$1,050,849
EQ/Technology*	$1,925,562
Mercury World Strategy**	$68,814
T. Rowe Price Equity Income**	$432,836

*	No advisory fees were paid to RCM, Firsthand, MLIM International (on behalf of the EQ/Mercury International Value Portfolio), PIMCO or Wellington Management during the year ended December 31, 2001. The EQ/Marsico Focus Portfolio commenced operations on September 1, 2001.

**	T. Rowe Price Equity Income, Alliance Conservative Investors, EQ/Putnam Balanced, Mercury World Strategy and EQ/Evergreen Foundation were not offered after May 18, 2001. EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research were discontinued on November 22, 2002. EQ/ International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2002

Portfolio***	Advisory Fee Paid
EQ/Aggressive Stock**	$5,520,857
EQ/Alliance Common Stock	$21,031,319
EQ/Alliance Global**	$4,808,443
EQ/Alliance Growth and Income	$6,026,574
EQ/Alliance Growth Investors**	$3,937,296
EQ/Alliance Intermediate Government Securities	$1,332,024
EQ/Alliance International	$1,534,786
EQ/Alliance Premier Growth	$3,845,643
EQ/Alliance Quality Bond	$879,825
EQ/Alliance Small Cap Growth	$3,687,412
EQ/AXP New Dimensions**	$54,909
EQ/AXP Strategy Aggressive**	$48,797
EQ/Balanced**	$6,448,000
EQ/Bernstein Diversified Value	$1,847,848
EQ/Calvert Socially Responsible	$28,109
EQ/Capital Guardian International	$691,835
EQ/Capital Guardian Research	$765,354
EQ/Capital Guardian U.S. Equity	$1,049,482
EQ/Emerging Markets Equity	$1,826,513
EQ/Equity 500 Index	$906,103
EQ/Evergreen Omega	$96,587
EQ/FI Mid Cap	$1,139,358
EQ/FI Small/Mid Cap Value	$2,952,158
EQ/High Yield**	$1,349,933
EQ/International Equity Index*,**	$116,888
EQ/J.P. Morgan Core Bond	$1,215,935
EQ/Janus Large Cap Growth	$839,312
EQ/Lazard Small Cap Value	$1,321,561
EQ/Marsico Focus	$347,579
EQ/Mercury Basic Value Equity	$2,337,691
EQ/Mercury International Value*	$2,298,615
EQ/MFS Emerging Growth Companies	$3,223,829
EQ/MFS Investors Trust	$765,146
EQ/MFS Research**	$1,704,208
EQ/Money Market	$2,137,501

Portfolio***	Advisory Fee Paid
EQ/Putnam Growth & Income Value	$2,187,599
EQ/Putnam Voyager	$1,147,252
EQ/Small Company Index*	$42,818
EQ/T. Rowe Price International Stock**	$330,943
EQ/Technology*	$1,331,789

*	No advisory fees were paid to Alliance, on behalf of EQ/Small Company Index Portfolio or EQ/International Equity Index Portfolio, during the year ended December 31, 2002. No advisory fees were paid to RCM, Firsthand, MLIM International (on behalf of EQ/Mercury International Value Portfolio) or Wellington Management during the year ended December 31, 2002.

**	EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research were discontinued on November 22, 2002. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/ High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio***	Advisory Fee Paid
EQ/Aggressive Stock**	$2,842,504
EQ/Alliance Common Stock	$19,768,801
EQ/Alliance Growth and Income	$6,134,737
EQ/Alliance Intermediate Government Securities	$2,035,581
EQ/Alliance International	$6,367,158
EQ/Alliance Premier Growth	$3,988,325
EQ/Alliance Quality Bond	$2,119,202
EQ/Alliance Small Cap Growth	$3,964,996
EQ/Balanced**	$5,699,850
EQ/Bernstein Diversified Value	$2,895,880
EQ/Calvert Socially Responsible	$70,787
EQ/Capital Guardian International	$1,299,847
EQ/Capital Guardian Research	$2,709,615
EQ/Capital Guardian U.S. Equity	$1,992,404
EQ/Emerging Markets Equity	$2,180,431
EQ/Equity 500 Index	$957,039
EQ/Evergreen Omega	$295,483
EQ/FI Mid Cap	$2,145,038

Portfolio***	Advisory Fee Paid
EQ/FI Small/Mid Cap Value	$3,913,641
EQ/High Yield**	$1,164,828
EQ/International Equity Index*,**	$40,387
EQ/J.P. Morgan Core Bond	$1,852,144
EQ/Janus Large Cap Growth	$1,083,002
EQ/Lazard Small Cap Value	$2,604,776
EQ/Marsico Focus	$2,752,316
EQ/Mercury Basic Value Equity	$3,469,351
EQ/Mercury International Value*	$2,378,154
EQ/MFS Emerging Growth Companies	$2,770,075
EQ/MFS Investors Trust	$853,677
EQ/Money Market	$2,083,840
EQ/Putnam Growth & Income Value	$1,812,081
EQ/Putnam Voyager	$994,487
EQ/Small Company Index*	$91,298
EQ/Technology*	$1,395,172

*	No advisory fees were paid to Alliance, on behalf of EQ/Small Company Index Portfolio or EQ/International Equity Index Portfolio, prior to January 2, 2003. No advisory fees were paid to RCM, Firsthand, MLIM International (on behalf of EQ/Mercury International Value Portfolio) or Wellington Management, prior to December 12, 2003.

**	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

Generally, no Adviser provides any services to any Portfolio except asset management and related administrative and recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), Equitable (“Administrator”) provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. Pursuant to a sub-administration arrangement, the Manager relies on J.P. Morgan Investors Services Co. (“J.P. Morgan Services”) to provide the Trust with administrative services, including monitoring of portfolio compliance and portfolio accounting services.

During the years ended, December 31, 2001, 2002 and 2003, respectively, the Trust, with respect to each Portfolio, paid the following fees to Equitable for administrative services.

CALENDAR YEAR ENDED DECEMBER 31, 2001*

Portfolio***	Administration Fee
Alliance Conservative Investors**	$62,203
EQ/Aggressive Stock**	$958,214
EQ/Alliance Common Stock	$3,386,664
EQ/Alliance Global**	$409,586
EQ/Alliance Growth and Income	$587,122
EQ/Alliance Growth Investors**	$642,800
EQ/Alliance Intermediate Government Securities	$117,102
EQ/Alliance International	$114,893
EQ/Alliance Premier Growth	$321,573
EQ/Alliance Quality Bond	$130,875
EQ/Alliance Small Cap Growth	$254,863
EQ/AXP New Dimensions**	$42,498
EQ/AXP Strategy Aggressive**	$43,229
EQ/Balanced**	$784,589
EQ/Bernstein Diversified Value	$129,133
EQ/Calvert Socially Responsible	$37,745
EQ/Capital Guardian International	$69,052
EQ/Capital Guardian Research	$67,043
EQ/Capital Guardian U.S. Equity	$85,144
EQ/Emerging Markets Equity	$80,087
EQ/Equity 500 Index	$735,621
EQ/Evergreen Foundation**	$13,098
EQ/Evergreen Omega	$43,941
EQ/FI Mid Cap	$65,943
EQ/FI Small/Mid Cap Value	$107,891
EQ/High Yield**	$173,616
EQ/International Equity Index**	$62,639
EQ/J.P. Morgan Core Bond	$118,445
EQ/Janus Large Cap Growth	$65,569
EQ/Lazard Small Cap Value	$74,741
EQ/Marsico Focus*	$10,415
EQ/Mercury Basic Value Equity	$155,677
EQ/Mercury International Value	$108,155
EQ/MFS Emerging Growth Companies	$395,736
EQ/MFS Investors Trust	$100,211
EQ/MFS Research**	$221,874
EQ/Money Market	$486,041
EQ/Putnam Balanced**	$21,461
EQ/Putnam Growth & Income Value	$174,328
EQ/Putnam Voyager	$97,732
EQ/Small Company Index	$60,066
EQ/T. Rowe Price International Stock**	$76,411
EQ/Technology	$123,705
Mercury World Strategy**	$14,728
T. Rowe Price Equity Income**	$37,963

*	The EQ/Marsico Focus Portfolio commenced operations on September 1, 2001.

**	T. Rowe Price Equity Income, Alliance Conservative Investors, EQ/Putnam Balanced, Mercury World Strategy and EQ/Evergreen Foundation were not offered after May 18, 2001. EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research Portfolios were discontinued on November 22, 2002. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/ Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2002

Portfolio**	Administration Fee
EQ/Aggressive Stock*	$810,263
EQ/Alliance Common Stock	$2,675,269
EQ/Alliance Global*	$300,095
EQ/Alliance Growth and Income	$609,095
EQ/Alliance Growth Investors*	$505,109
EQ/Alliance Intermediate Government Securities	$201,339
EQ/Alliance International	$134,026
EQ/Alliance Premier Growth	$280,148
EQ/Alliance Quality Bond	$158,454
EQ/Alliance Small Cap Growth	$242,462
EQ/AXP New Dimensions*	$20,008
EQ/AXP Strategy Aggressive*	$19,781
EQ/Balanced*	$881,182
EQ/Bernstein Diversified Value	$230,228
EQ/Calvert Socially Responsible	$32,914
EQ/Capital Guardian International	$58,433
EQ/Capital Guardian Research	$73,409
EQ/Capital Guardian U.S. Equity	$91,238
EQ/Emerging Markets Equity	$83,862
EQ/Equity 500 Index	$734,593
EQ/Evergreen Omega	$35,182
EQ/FI Mid Cap	$93,643
EQ/FI Small/Mid Cap Value	$187,408
EQ/High Yield*	$210,353
EQ/International Equity Index*	$50,140
EQ/J.P. Morgan Core Bond	$182,767
EQ/Janus Large Cap Growth	$71,878
EQ/Lazard Small Cap Value	$93,799
EQ/Marsico Focus	$50,350

Portfolio**	Administration Fee
EQ/Mercury Basic Value Equity	$209,366
EQ/Mercury International Value	$141,035
EQ/MFS Emerging Growth Companies	$387,015
EQ/MFS Investors Trust	$91,117
EQ/MFS Research*	$182,391
EQ/Money Market	$588,885
EQ/Putnam Growth & Income Value	$188,120
EQ/Putnam Voyager	$107,533
EQ/Small Company Index	$52,170
EQ/T. Rowe Price International Stock*	$26,075
EQ/Technology	$105,006

*	EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research Portfolios were discontinued on November 22, 2002. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Administration Fee
EQ/Aggressive Stock*	$346,994
EQ/Alliance Common Stock	$2,260,251
EQ/Alliance Growth and Income	$640,803
EQ/Alliance Intermediate Government Securities	$320,792
EQ/Alliance International	$384,236
EQ/Alliance Premier Growth	$252,001
EQ/Alliance Quality Bond	$311,353
EQ/Alliance Small Cap Growth	$255,709
EQ/Balanced*	$727,787
EQ/Bernstein Diversified Value	$331,761
EQ/Calvert Socially Responsible	$35,071
EQ/Capital Guardian International	$90,506
EQ/Capital Guardian Research	$238,070
EQ/Capital Guardian U.S. Equity	$161,960
EQ/Emerging Markets Equity	$101,591
EQ/Equity 500 Index	$784,700
EQ/Evergreen Omega	$43,462

Portfolio**	Administration Fee
EQ/FI Mid Cap	$163,984
EQ/FI Small/Mid Cap Value	$275,498
EQ/High Yield*	$170,515
EQ/International Equity Index*	$16,852
EQ/J.P. Morgan Core Bond	$318,368
EQ/Janus Large Cap Growth	$89,570
EQ/Lazard Small Cap Value	$171,516
EQ/Marsico Focus	$203,574
EQ/Mercury Basic Value Equity	$300,902
EQ/Mercury International Value	$193,026
EQ/MFS Emerging Growth Companies	$273,310
EQ/MFS Investors Trust	$99,728
EQ/Money Market	$612,200
EQ/Putnam Growth & Income Value	$185,732
EQ/Putnam Voyager	$94,994
EQ/Small Company Index	$75,757
EQ/Technology	$109,385

*	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

The Distributors

The Trust has distribution agreements with AXA Advisors, LLC (“AXA Advisors”) and AXA Distributors, LLC (“AXA Distributors”) (each also referred to as a “Distributor,” and together “Distributors”), in which AXA Advisors and AXA Distributors serve as Distributors for the Trust’s Class IA shares and Class IB shares. AXA Advisors and AXA Distributors are each an indirect wholly-owned subsidiary of Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to the Class IA shares and Class IB shares of the Portfolios (“Distribution Agreements”) were reapproved by the Board of Trustees at a Board meeting held on July 10, 2002. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class IB Distribution Plan or any such related agreement (“Independent Trustees”) and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class IB shares of the Portfolios (“Class IB Distribution Plan”). The Trust’s Class IB shares may pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Distributors under the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. There is no distribution plan with respect to Class IA shares and the Portfolios pay no distribution fees with respect to those shares. The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective Contract owners and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective Contract owners.

On July 9, 2003, the Board of Trustees of the Trust, including the Independent Trustees, considered the reapproval of the Class IB Distribution Plan. In connection with its consideration of the Class IB Distribution Plan, the Board of Trustees was furnished with a copy of the Class IB Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Class IB Distribution Plan. Legal counsel for the Independent Trustees discussed the legal and regulatory considerations in readopting the Class IB Distribution Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Class IB Distribution Plan, including: (i) the nature and causes of the circumstances which make continuation of the Class IB Distribution Plan, necessary and appropriate; (ii) the way in which the Class IB Distribution Plan would continue to address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Class IB Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Class IB Distribution Plan on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Class IB Distribution Plan to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the Independent Trustees, unanimously determined, in the exercise of its business judgment, that the Class IB Distribution Plan is reasonably likely to continue to benefit the Trust and the shareholders of the Portfolios and approved its continuance.

Pursuant to the Class IB Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Distributors on a monthly basis. A portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Class IB Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class IB Distribution Plan and in connection with their annual consideration of the Class IB Distribution Plan’s renewal. The Distributors’ expenditures include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

Equitable and the Distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing and related services.

The Distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. AXA Advisors also serves as the Distributor for shares of the Trust to the Equitable Plan. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

The Class IB Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributors of the Class IB shares in connection with the Class IB Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Class IB Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class IB Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Class IB Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.50% of average daily net assets annually) that may be spent for distribution of Class IB shares of any Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the year ended December 31, 2003:

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Aggressive Stock*	$148,502	$101,586	$250,088
EQ/Alliance Common Stock	$2,096,464	$1,435,254	$3,531,718
EQ/Alliance Growth and Income	$1,650,760	$443,298	$2,094,058
EQ/Alliance Intermediate Government Securities	$1,028,613	$553,236	$1,581,849
EQ/Alliance International	$631,507	$189,045	$820,552
EQ/Alliance Premier Growth	$943,949	$674,740	$1,618,689
EQ/Alliance Quality Bond	$392,512	$343,687	$736,199
EQ/Alliance Small Cap Growth	$528,462	$499,264	$1,027,726
EQ/Balanced*	$938,346	$270,511	$1,208,857
EQ/Bernstein Diversified Value	$1,482,380	$1,254,968	$2,737,348
EQ/Calvert Socially Responsible	$26,494	$23,890	$50,384
EQ/Capital Guardian International	$83,165	$441,735	$524,900
EQ/Capital Guardian Research	$787,031	$949,558	$1,736,589
EQ/Capital Guardian U.S. Equity	$362,791	$809,158	$1,171,949
EQ/Emerging Markets Equity	$439,267	$180,128	$619,395

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
EQ/Equity 500 Index	$1,015,483	$1,894,995	$2,910,478
EQ/Evergreen Omega	$56,600	$77,437	$134,037
EQ/FI Mid Cap	$657,707	$523,926	$1,181,633
EQ/FI Small/Mid Cap Value	$1,530,996	$518,607	$2,049,603
EQ/High Yield*	$247,536	$480,272	$727,808
EQ/International Equity Index*	$17,826	$49,466	$67,292
EQ/J.P. Morgan Core Bond	$518,274	$1,953,978	$2,472,252
EQ/Janus Large Cap Growth	$257,983	$261,225	$519,208
EQ/Lazard Small Cap Value	$368,520	$764,346	$1,132,866
EQ/Marsico Focus	$653,596	$648,987	$1,302,583
EQ/Mercury Basic Value Equity	$1,529,768	$588,062	$2,117,830
EQ/Mercury International Value	$620,175	$759,491	$1,379,666
EQ/MFS Emerging Growth Companies	$1,553,851	$542,988	$2,096,839
EQ/MFS Investors Trust	$98,297	$510,850	$609,147
EQ/Money Market	$1,202,281	$1,598,576	$2,800,857
EQ/Putnam Growth & Income Value	$332,558	$981,351	$1,313,909
EQ/Putnam Voyager	$29,026	$549,987	$579,013
EQ/Small Company Index	$176,685	$274,761	$451,446
EQ/Technology	$442,936	$196,346	$639,282

*	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The Portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over the counter or listed, and that listed securities may be purchased in the over the counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over the counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager, or the Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust’s shares.

The Manager and Advisers, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Trust as a factor in the selection of broker-dealers. The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis. A Portfolio may seek to recapture only soliciting broker-dealer fees on the tender of portfolio securities. From time to time, the Trustees will review whether the recapture for the benefit of the Portfolios of some portion of the brokerage commissions or similar fees paid by the Portfolios on portfolio transactions is legally permissible and advisable.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”) and by policies adopted by the Trustees, the Manager and Advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide an Adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Adviser’s other clients and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, anonymity, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager’s and Advisers’ expenses in managing the Portfolios. For the fiscal year ended December 31, 2003, certain of the Advisers allocated a substantial portion of their applicable Portfolio’s brokerage business to brokers that provided such research services.

During the years ended December 31, 2001, 2002 and 2003, respectively, the Portfolios paid the amounts indicated in brokerage commissions:

CALENDAR YEAR ENDED DECEMBER 31, 2001

Portfolio***	Brokerage Commissions Paid
Alliance Conservative Investors**	$70,571
EQ/Aggressive Stock**	$9,041,231
EQ/Alliance Common Stock	$7,829,868
EQ/Alliance Global**	$1,936,048
EQ/Alliance Growth and Income	$4,765,545
EQ/Alliance Growth Investors**	$3,545,817
EQ/Alliance Intermediate Government Securities	$28,471
EQ/Alliance International	$658,013
EQ/Alliance Premier Growth	$3,070,532
EQ/Alliance Quality Bond	$—
EQ/Alliance Small Cap Growth	$1,520,168
EQ/AXP New Dimensions**	$11,592
EQ/AXP Strategy Aggressive**	$32,326
EQ/Balanced**	$2,438,092
EQ/Bernstein Diversified Value	$968,218
EQ/Calvert Socially Responsible	$5,681
EQ/Capital Guardian International	$169,681
EQ/Capital Guardian Research	$113,090
EQ/Capital Guardian U.S. Equity	$184,720
EQ/Emerging Markets Equity	$1,225,262
EQ/Equity 500 Index	$137,850
EQ/Evergreen Foundation**	$14,103
EQ/Evergreen Omega	$39,413
EQ/FI Mid Cap	$711,030
EQ/FI Small/Mid Cap Value	$797,920
EQ/High Yield**	$—
EQ/International Equity Index**	$105,424
EQ/J.P. Morgan Core Bond	$102,862
EQ/Janus Large Cap Growth	$198,107
EQ/Lazard Small Cap Value	$365,400
EQ/Marsico Focus*	$12,328
EQ/Mercury Basic Value Equity	$1,248,993
EQ/Mercury International Value	$829,183
EQ/MFS Emerging Growth Companies	$6,578,440
EQ/MFS Investors Trust	$432,550
EQ/MFS Research**	$1,470,705
EQ/Money Market	$—
EQ/Putnam Balanced**	$50,899
EQ/Putnam Growth & Income Value	$1,200,456
EQ/Putnam Voyager	$609,590
EQ/Small Company Index	$21,620
EQ/T. Rowe Price International Stock**	$283,877
EQ/Technology	$275,206
Mercury World Strategy**	$31,410
T. Rowe Price Equity Income**	$46,114

*	The EQ/Marsico Focus Portfolio commenced operations on September 1, 2001.

**	T. Rowe Price Equity Income, Alliance Conservative Investors, EQ/Putnam Balanced, Mercury World Strategy and EQ/Evergreen Foundation were not offered after May 18, 2001. EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research were discontinued on November 22, 2002. EQ/ International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

***	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/ High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2002

Portfolio**	Brokerage Commissions Paid
EQ/Aggressive Stock*	$6,325,893
EQ/Alliance Common Stock	$39,763,974
EQ/Alliance Global*	$2,475,831
EQ/Alliance Growth and Income	$5,223,002
EQ/Alliance Growth Investors*	$1,832,712
EQ/Alliance Intermediate Government Securities	$25,164
EQ/Alliance International	$1,163,710
EQ/Alliance Premier Growth	$2,728,875
EQ/Alliance Quality Bond	$0
EQ/Alliance Small Cap Growth	$3,054,920
EQ/AXP New Dimensions*	$10,170
EQ/AXP Strategy Aggressive*	$25,485
EQ/Balanced*	$3,470,583
EQ/Bernstein Diversified Value	$939,778
EQ/Calvert Socially Responsible	$31,675
EQ/Capital Guardian International	$130,059
EQ/Capital Guardian Research	$1,463,172
EQ/Capital Guardian U.S. Equity	$433,628
EQ/Emerging Markets Equity	$755,402
EQ/Equity 500 Index	$160,168
EQ/Evergreen Omega	$104,251
EQ/FI Mid Cap	$2,164,611
EQ/FI Small/Mid Cap Value	$1,783,996
EQ/High Yield*	$7,261
EQ/International Equity Index*	$44,667
EQ/J.P. Morgan Core Bond	$190,826

Portfolio**	Brokerage Commissions Paid
EQ/Janus Large Cap Growth	$269,652
EQ/Lazard Small Cap Value	$1,210,615
EQ/Marsico Focus	$328,864
EQ/Mercury Basic Value Equity	$1,758,338
EQ/Mercury International Value	$955,861
EQ/MFS Emerging Growth Companies	$3,897,507
EQ/MFS Investors Trust	$437,274
EQ/MFS Research*	$1,807,297
EQ/Money Market	$0
EQ/Putnam Growth & Income Value	$690,349
EQ/Putnam Voyager	$821,752
EQ/Small Company Index	$64,287
EQ/T. Rowe Price International Stock*	$134,953
EQ/Technology	$961,317

*	EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/AXP New Dimensions and EQ/AXP Strategy Aggressive were discontinued on July 12, 2002. EQ/Alliance Global, EQ/Alliance Growth Investors and EQ/MFS Research Portfolios were discontinued on November 22, 2002. EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Brokerage Commissions Paid
EQ/Aggressive Stock*	$7,055,777
EQ/Alliance Common Stock	$25,341,176
EQ/Alliance Growth and Income	$3,507,629
EQ/Alliance Intermediate Government Securities	$—
EQ/Alliance International	$2,541,330
EQ/Alliance Premier Growth	$2,053,338
EQ/Alliance Quality Bond	$—
EQ/Alliance Small Cap Growth	$3,150,193
EQ/Balanced*	$4,225,582
EQ/Bernstein Diversified Value	$1,577,654
EQ/Calvert Socially Responsible	$58,331
EQ/Capital Guardian International	$357,931
EQ/Capital Guardian Research	$703,480
EQ/Capital Guardian U.S. Equity	$659,530

Portfolio**	Brokerage Commissions Paid
EQ/Emerging Markets Equity	$1,116,255
EQ/Equity 500 Index	$253,288
EQ/Evergreen Omega	$361,921
EQ/FI Mid Cap	$3,454,535
EQ/FI Small/Mid Cap Value	$3,711,988
EQ/High Yield*	$22,030
EQ/International Equity Index*	$92,128
EQ/J.P. Morgan Core Bond	$195,295
EQ/Janus Large Cap Growth	$265,135
EQ/Lazard Small Cap Value	$2,380,313
EQ/Marsico Focus	$1,720,608
EQ/Mercury Basic Value Equity	$1,676,199
EQ/Mercury International Value	$2,329,445
EQ/MFS Emerging Growth Companies	$2,859,835
EQ/MFS Investors Trust	$631,208
EQ/Money Market	$—
EQ/Putnam Growth & Income Value	$661,490
EQ/Putnam Voyager	$430,403
EQ/Small Company Index	$360,405
EQ/Technology	$1,637,275

*	EQ/International Equity Index Portfolio was discontinued on May 2, 2003. EQ/Aggressive Stock, EQ/Balanced and EQ/High Yield were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of the EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the name of MFS Growth with Income Portfolio was changed to “EQ/MFS Investors Trust Portfolio.” Also on May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On May 1, 2002, the name of the EQ/Alliance High Yield Portfolio was changed to “EQ/High Yield Portfolio” and the name of the EQ/Putnam Investors Growth Portfolio was changed to “EQ/Putnam Voyager Portfolio.” On November 22, 2002, the name of EQ/Alliance Money Market Portfolio was changed to “EQ/Money Market Portfolio.” On December 12, 2003, the name of EQ/Alliance Technology was changed to “EQ/Technology Portfolio” and the name EQ/Putnam International Equity Portfolio was changed to “EQ/Mercury International Value Portfolio.”

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC (“Bernstein”), or Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker dealer affiliated with an adviser to the same Portfolio. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the years ended December 31, 2001, 2002 and 2003, respectively, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Advisers to each Portfolio.

CALENDAR YEAR ENDED DECEMBER 31, 2001

Portfolio***	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Aggressive Stock**	Bernstein	$158,244	1.75%	1.53%

	Montgomery Securities	$279,411	3.09%	3.03%

EQ/Alliance Common Stock	Bernstein	$250,518	4.05%	2.96%

EQ/Alliance Growth Investors**	Bernstein	$874,995	24.68%	15.68%

EQ/Balanced**	Bernstein	$144,059	5.91%	5.62%

	Merrill Lynch & Co., Inc.	$190,406	7.81%	6.70%

	Prudential-Bache Securities	$232	0.01%	0.01%

EQ/Bernstein Diversified Value	Bernstein	$736,363	76.05%	78.24%

EQ/Calvert Socially Responsible	Bernstein	$285	5.02%	4.11%

EQ)/Emerging Markets Equity	Morgan Stanley	$13,959	1.42%	0.16%

EQ/Evergreen Foundation**	Bernstein	$325	2.30%	2.86%

	First Union Securities	$230	1.63%	1.57%

EQ/Evergreen Omega	Bernstein	$60	0.15%	0.17%

	First Union Securities	$7,077	17.95%	15.04%

EQ/Marsico Focus*	Bernstein	$40	0.33%	0.35%

	Montgomery Securities	$380	3.08%	4.67%

EQ/Mercury Basic Value Equity	Bernstein	$61,454	4.92%	4.65%

	Merrill Lynch	$238,555	19.10%	22.38%

Mercury World Strategy**	Bernstein	$210	0.67%	0.79%

	Merrill Lynch & Co., Inc.	$8,591	27.35%	24.44%

T. Rowe Price Equity Income**	Bernstein	$1,075	2.33%	1.57%

*	The EQ/Marsico Focus Portfolio commenced operations on September 1, 2001.

**	Alliance Conservative Investors, EQ/Evergreen Foundation, Mercury World Strategy and T. Rowe Price Equity Income were not offered after May 18, 2001. EQ/T. Rowe Price International Stock was discontinued on April 26, 2002. EQ/Alliance Growth Investors was discontinued on November 22, 2002. EQ/Aggressive Stock and EQ/Balanced were discontinued on August 15, 2003.

***

On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2002

Portfolio**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Aggressive Stock*	Bernstein	$45,549	0.72%	0.30%

	Bank of America Corp.	$315	0.00%	0.00%

EQ/Alliance Common Stock	Bernstein	$4,051,810	10.19%	2.51%

EQ/Alliance Growth Investors*	Bernstein	$251,817	13.74%	14.77%

EQ/Alliance Growth and Income	Bernstein	$274,243	5.25%	0.81%

EQ/Alliance Premier Growth	Bernstein	$1,640	0.06%	0.02%

EQ/Alliance Small Cap Growth	Bernstein	$18,895	0.62%	0.25%

EQ/Balanced*	Bernstein	$92,022	2.65%	0.05%

	Merrill Lynch & Co., Inc.	$93,974	2.71%	0.75%

EQ/Bernstein Diversified Value	Bernstein	$487,258	51.85%	25.03%

EQ/Emerging Markets Equity	Morgan Stanley	$7,151	0.95%	0.82%

EQ/Evergreen Omega	Bernstein	$735	0.71%	0.78%

	Wachovia Bank	$1,220	1.17%	1.12%

EQ/Marsico Focus	Bernstein	$1,229	0.37%	0.38%

	Bank of America Corp.	$13,579	4.13%	3.02%

EQ/Mercury Basic Value Equity	Bernstein	$58,891	3.35%	0.08%

	Merrill Lynch	$270,873	15.41%	0.89%

EQ/Putnam Voyager	Bernstein	$281	0.03%	0.01%

EQ/Technology	Bernstein	$24,408	2.54%	1.11%

*	EQ/Alliance Growth Investors was discontinued on November 22, 2002. EQ/Aggressive Stock and EQ/Balanced were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On December 12, 2003, the name of the EQ/Alliance Technology Portfolio was changed to “EQ/Technology Portfolio.”

CALENDAR YEAR ENDED DECEMBER 31, 2003

Portfolio**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Aggressive Stock*	Bernstein	$9,908	0.14%	0.48%

EQ/Alliance Common Stock	Bernstein	$3,428,519	13.53%	12.15%

Portfolio**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based On Dollar Amounts)

EQ/Alliance Growth and Income	Bernstein	$103,095	2.94%	3.00%

EQ/Alliance Premier Growth	Bernstein	$62,044	3.02%	4.24%

EQ/Alliance Small Cap Growth	Bernstein	$3,355	0.11%	0.12%

EQ/Balanced*	Bernstein	$200,798	4.75%	0.93%

	Merrill Lynch & Co., Inc.	$25,725	0.61%	0.16%

EQ/Bernstein Diversified Value	Bernstein	$772,261	48.95%	53.45%

EQ/Emerging Markets Equity	Morgan Stanley	$9,891	0.86%	0.20%

EQ/Evergreen Omega	Bernstein	$1,775	0.49%	0.58%

	Wachovia Bank	$1,243	0.34%	0.29%

EQ/FI Small/Mid Cap Value	Fidelity Investments	$294	0.01%	0.02%

EQ/Marsico Focus	Bernstein	$22,246	1.29%	1.11%

EQ/Mercury Basic Value Equity	Bernstein	$79,310	4.73%	2.35%

	Merrill Lynch	$214,443	12.79%	10.55%

EQ/Technology	Bernstein	$30,509	1.86%	1.64%

*	EQ/Aggressive Stock and EQ/Balanced were discontinued on August 15, 2003.

**	On March 1, 2001, the name of the Lazard Large Cap Value Portfolio was changed to “EQ/Bernstein Diversified Value Portfolio.” On May 1, 2001, the name of EQ/Evergreen Portfolio was changed to “EQ/Evergreen Omega Portfolio.” On May 18, 2001, the names of all the Portfolios were changed to include “EQ/.” On September 1, 2001, the name of the EQ/Morgan Stanley Emerging Markets Equity Portfolio was changed to “EQ/Emerging Markets Equity Portfolio.” On December 12, 2003, the name of the EQ/Alliance Technology Portfolio was changed to “EQ/Technology Portfolio.”

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager as its investment manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. A description of the proxy voting policies and procedures that each Adviser uses to determine how to vote proxies relating to the Portfolio’s portfolio securities are included in Appendix C to this SAI.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares based on each Portfolio’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each Portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day as defined below. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its Classes will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles and consistent with the 1940 Act:

•	The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that Portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each “business day.” Normally, this would be each day that the New York Stock Exchange (“NYSE”) is open and would include some federal holidays. The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas (observed). For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs), it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price, or, if there is no sale or official closing price, at the latest available bid price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day or official closing price, at a bid price estimated by a broker. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. All securities held in the EQ/Money Market Portfolio are valued at amortized cost.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interrupting between the forward and spot currency notes as quoted by a pricing service as of a designated hour on the valuation date.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

If the Trust determines that a material change in the value of a foreign security has occurred after the close of trading in the foreign market(s) in which a Portfolio invests but before the close of regular trading on the NYSE, the Trust may use fair value methods to reflect those changes. In addition, the Trust may use fair value methods to value securities in other situations, for example, when a particular foreign market is closed but the Trust is open. This policy is intended to assure that a Portfolio’s net asset value fairly reflects securities’ values as of the time of pricing.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Advisers will continuously monitor the performance of these services.

TAXATION

Each Portfolio is treated for federal income tax purposes as a separate entity. The Trust intends that each Portfolio will elect to be and will qualify each year to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

As a regulated investment company, each Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce the investment performance of such Portfolio.

Because the Trust is used to fund Contracts, each Portfolio must meet the diversification requirements imposed by Subchapter L of the Code or these Contracts will fail to qualify as life insurance policies or annuity contracts. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each quarter in which to cure any non-compliance.

Each Portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the distribution requirement under Subchapter M (“Distribution Requirement”), even if the QEF does not distribute those earnings and gain to the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each Portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a Portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a

Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years under the election. A Portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the income requirement under Subchapter M.

A Portfolio may invest in certain futures and listed nonequity options (such as those on a stock index)—and certain foreign currency options and forward contracts with respect to which it makes a particular election—that will be “Section 1256 contracts.” Any Section 1256 contracts a Portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Portfolio recognizes, without in either case increasing the cash available to the Portfolio. A Portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the Portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of a Portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Portfolio shares.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, the Portfolio will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a Portfolio has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a Portfolio or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Portfolio’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A Portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or Treasury inflation-indexed securities (“TIIS”), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Portfolio receives no corresponding payment on them during the year. Similarly, a Portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each Portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The Portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

CODE OF ETHICS

The Portfolios, the Manager and the Distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Adviser also has adopted a code of ethics under rule 17j-1. The Trust’s Board of Trustees reviews the administration of the codes of ethics at least annually and receives certification from each Adviser regarding compliance with the codes of ethics annually.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio’s property for all losses and expenses of any Portfolio shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility that Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The Trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

Classes of Shares.    Each portfolio consists of Class IA shares and Class IB shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class IA and Class IB shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

OTHER SERVICES

Independent Accountants

PricewaterhouseCoopers LLP (“PwC”), 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust’s independent accountants. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245 serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and JPMorgan Chase Bank, JPMorgan Chase Bank maintains cash, securities and other assets of the Portfolios. JPMorgan Chase Bank is also required, upon the order of the Trust, to deliver securities held by JPMorgan Chase Bank, and to make payments for securities purchased by the Trust. JPMorgan Chase Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Transfer Agent

Equitable serves as the transfer agent and dividend disbursing agent for the Trust. Equitable receives no compensation for providing such services for the Trust.

Counsel

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1221, serves as counsel to the Trust.

Sullivan & Worcester, LLP, 1666 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 2003, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 10, 2004 (File No. 811-07953), are incorporated by reference and made a part of this document.

APPENDIX A

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset-backed Securities	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)	Options (exchange traded)

EQ/Alliance Common Stock	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Growth and Income	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Intermediate Government Securities	Y	Y	N	Y	Y	Y	Y	N	Y	N	N	Y

EQ/Alliance International	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Premier Growth	N	Y-5.0%	N	Y-20.0%	N	N	N	Y	Y	Y	Y	Y

EQ/Alliance Quality Bond	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Small Cap Growth	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Bernstein Diversified Value	N	Y-10.0%	Y-33.3%	Y	Y	N	N	Y-10.0%	Y	N	N	N

EQ/Calvert Socially Responsible	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Capital Guardian International	N	Y-5.0%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/Capital Guardian Research	N	Y-5.0%	N	Y	N	N	N	Y	Y	N	N	Y

EQ/Capital Guardian U.S. Equity	N	Y-5.0%	N	Y	N	N	N	Y	Y	N	N	Y

EQ/Emerging Markets Equity	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Equity 500 Index	N	Y	N	Y	Y	Y	N	N	N	N	N	Y

EQ/Evergreen Omega	N	Y-33.3%	N	Y	N	N	N	Y	Y	N	N	Y

EQ/FI Mid Cap	N	Y-33.3%	N	Y	Y	N	Y	Y	Y	Y	Y	Y

EQ/FI Small/Mid Cap Value	N	Y-33.3%	N	Y	Y	N	Y	Y	Y	Y	Y	Y

EQ/Janus Large Cap Growth Portfolio	Y	Y-25.0%	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

Portfolio	Asset-backed Securities	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Convertible Securities	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)	Options (exchange traded)

EQ/J. P. Morgan Core Bond	Y	Y-33.3%	N	Y	N	N	Y	Y	Y	Y	Y	Y

EQ/Lazard Small Cap Value	N	Y-15.0%(E)	N	Y	Y	N	N	Y	N	N	N	N

EQ/Marsico Focus Portfolio	Y-5.0%	Y-33.3%	N	Y	Y	Y-5.0%	N	Y	Y	Y	Y	Y

EQ/Mercury Basic Value Equity	N	Y-33.3%	N	Y	N	N	N	Y-10.0%	Y	Y	Y	Y

EQ/Mercury International Value	N	Y-10.0%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/MFS Emerging Growth Companies	N	Y-33.3%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/MFS Investors Trust	N	Y-10.0%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/Money Market	Y	Y	N	Y	Y	Y	N	Y	N	N	N	N

EQ/Putnam Growth & Income Value	N	Y-10.0%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/Putnam Voyager	N	Y-10.0%	N	Y	N	N	N	Y	Y	Y	Y	Y

EQ/Small Company Index	Y	Y-33.3%	N	Y	N	N	N	N	N	N	N	Y

EQ/Technology	Y	Y-33.3%	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets).

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Continued)

Portfolio	Foreign Options (OTC)	Foreign Currency		Forward Commitments	Hybrid Instruments(A)	Illiquid Securities	Investment Grade Fixed Income	Non-Inv. Grade Fixed Income	Loan Participations	Mortgage Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities

EQ/Alliance Common Stock	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	N	Y	Y

EQ/Alliance Growth and Income	Y	Y	Y	Y	N	Y-15%	Y	Y-30%	Y	Y	N	N	Y	Y

EQ/Alliance Intermediate Government Securities	Y	N	N	Y	Y	Y-15%	Y	N	Y	Y	N	N	Y	Y

EQ/Alliance International	Y	Y	Y	Y	Y	Y-15%	Y	N	Y	Y	N	N	Y	Y

EQ/Alliance Premier Growth	Y	Y	Y-20%	Y	N	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/Alliance Quality Bond	Y	Y	Y	Y	Y	Y-15%	Y	N	Y	Y	Y	N	Y	Y

EQ/Alliance Small Cap Growth	Y	Y	Y-20%	Y	Y	Y-15%	Y	N	Y	Y	N	N	Y	Y

EQ/Bernstein Diversified Value	N	Y	Y-10%	Y	N	Y-10%	Y	N	Y	Y	N	N	N	N

EQ/Calvert Socially Responsible	Y	Y	Y-10%	Y	Y-5%	Y-15%	Y	Y-20%	N	N	N	Y	Y	Y

EQ/Capital Guardian International	Y	Y	Y	Y	Y-10%	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/Capital Guardian Research	N	N	Y-15%	Y	Y-10%	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/Capital Guardian U.S. Equity	N	N	Y	Y	Y-10%	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/Emerging Markets Equity	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	Y	Y

EQ/Equity 500 Index	N	N	N	Y	Y	Y-15%	Y	N	Y	N	N	N	Y	N

EQ/Evergreen Omega	Y	Y	Y-25%	Y	N	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/FI Mid Cap	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	Y	Y

EQ/FI Small/Mid Cap Value	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	Y	Y

Portfolio	Foreign Options (OTC)	Foreign Currency		Forward Commitments	Hybrid Instruments(A)	Illiquid Securities	Investment Grade Fixed Income	Non-Inv. Grade Fixed Income	Loan Participations	Mortgage Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)	Security Options Trans.(C)
		(Written, call options)	Foreign Securities

EQ/Janus Large Cap Growth Portfolio	Y	Y	Y	Y	Y	Y-15%	Y	Y	Y	Y	N	Y	Y	Y

EQ/J. P. Morgan Core Bond	Y	Y	Y-25%	Y	N	Y-15%	Y	N	Y	Y	Y	Y	Y	Y

EQ/Lazard Small Cap Value	N	N	Y	Y	N	Y-10%	Y	N	Y	Y	N	N	N	N

EQ/Marsico Focus Portfolio	Y	Y	Y-25%	Y	Y	Y-15%	Y	Y-5%	N	Y	N	N	Y	Y

EQ/Mercury Basic Value Equity	N	Y	Y	Y	N	Y-15%	Y	N	N	N	N	N	Y	Y

EQ/Mercury International Value	Y	Y	Y	Y	Y	Y-15%	Y	Y	N	N	N	N	Y	Y

EQ/MFS Emerging Growth Companies	Y	Y	Y-25%	Y	N	Y-15%	Y	Y-5%	N	N	N	N	Y	Y

EQ/MFS Investors Trust	N	N	Y-20%	Y	N	Y-15%	Y	Y	N	N	N	N	Y	Y

EQ/Money Market	N	N	Y-20%	Y	N	Y-10%	Y	N	N	Y	N	N	N	N

EQ/Putnam Growth & Income Value	Y	Y	Y-20%	Y	Y	Y-15%	Y	Y	N	N	N	N	Y	Y

EQ/Putnam Voyager	Y	Y	Y	Y	Y	Y-15%	Y	Y	N	N	N	N	Y	Y

EQ/Small Company Index	N	N	N	Y	N	Y-15%	Y	N	N	Y	N	N	Y	Y

EQ/Technology	Y	Y	Y-25%	Y	Y-10%	Y-10%	Y	Y	Y	Y	N	N	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets)

EQ ADVISORS TRUST

INVESTMENT STRATEGIES SUMMARY (Concluded)

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds

EQ/Alliance Common Stock	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Growth and Income	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Intermediate Government Securities	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance International	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Premier Growth	N	N	Y	Y	N	Y-33.3%	Y	N	N	N	Y	Y	N

EQ/Alliance Quality Bond	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Alliance Small Cap Growth	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Bernstein Diversified Value	N	N	Y	Y	Y	Y-10.0%	Y	N	N	N	Y	Y	N

EQ/Calvert Socially Responsible	N	N	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y

EQ/Capital Guardian International	Y	N	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	N

EQ/Capital Guardian Research	Y	N	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	N

EQ/Capital Guardian U.S. Equity	Y	N	Y	Y	N	Y-33.3%	N	Y	N	N	Y	Y	N

EQ/Emerging Markets Equity	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y

EQ/Equity 500 Index	Y	Y	Y	N	N	Y-50.0%	Y	Y	Y	Y	Y	Y	Y

EQ/Evergreen Omega	N	N	N	Y	Y	Y-33.3%	Y	Y	N	N	Y	Y	N

EQ/FI Mid Cap	Y	N	Y	Y	N	Y-33.3%	Y	Y	N	N	Y	Y	Y

EQ/FI Small/Mid Cap Value	Y	N	Y	Y	N	Y-33.3%	Y	Y	N	N	Y	Y	Y
EQ/Janus Large Cap Growth Portfolio	N	Y-10%	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y-10%

Portfolio	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-box	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
EQ/J.P. Morgan Core Bond	N	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y
EQ/Lazard Small Cap Value	N	N	Y	Y	N	Y-10.0%	Y	Y	N	N	Y	Y	N
EQ/Marsico Focus Portfolio	Y	Y-5%	Y	Y	Y	Y-25.0%	Y	Y	Y	Y	Y	Y	Y-5%
EQ/Mercury Basic Value Equity	N	N	N	Y	N	Y-20.0%	Y	Y	N	N	Y	Y	N
EQ/Mercury International Value	Y	N	Y	Y	N	Y-25.0%	Y	Y	Y	Y	Y	Y	N
EQ/MFS Emerging Growth Companies	N	Y	Y	Y	N	Y-30.0%	Y	Y	N	N	Y	Y	Y
EQ/MFS Investors Trust	N	N	Y	Y	N	Y-25.0%	Y	N	N	N	Y	Y	Y
EQ/Money Market	Y	Y	Y	Y	N	Y-50.0%	Y	Y	Y	N	Y	N	Y
EQ/Putnam Growth & Income Value	Y	Y	Y	Y	N	Y-25.0%	Y	Y	Y	Y	Y	Y	Y
EQ/Putnam Voyager	Y	N	Y	Y	N	Y-25.0%	Y	Y	Y	Y	Y	Y	N
EQ/Small Company Index	N	N	Y	Y	Y	Y-30.0%	Y	Y	Y	N	Y	Y	N

EQ/Technology	Y	Y	Y	Y	Y	Y-33.3%	Y	Y	Y	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.
(E)	May not exceed 15% for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of total assets)

APPENDIX B

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category; the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX C

PUTNAM INVESTMENTS

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition they include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam’s investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The co-heads of the Investment Division appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2.	considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1.	annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2.	coordinates the Proxy Committee’s review of any new or unusual proxy issues.

3.	manages the process of referring issues to portfolio managers for voting instructions.

4.	oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.	coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7.	prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

2.	For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using a Proxy Voting Recommendation Form. The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

1.	The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4.	The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out a Proxy Voting Disclosure Form and deliver it to Putnam Fund Administration.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5.	Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I.	Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A.	Matters Relating to the Board of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

➢	Putnam will withhold votes for the entire board of directors if

•	The board does not have a majority of independent directors; or

•	The board does not have nominating, audit and compensation committees composed solely of independent directors.

For these purposes, an “independent director” is a director who meets all requirements to serve as an independent director of a company under the pending NYSE rule proposals (i.e., no material business relationships with the company, no present or recent employment relationship with the company (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services). If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

➢	Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

➢	Putnam will withhold votes for the entire board of directors if the board has more than 19 members or fewer than five members, absent special circumstances.

➢	Putnam will vote on a case-by-case basis in contested elections of directors.

➢	Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Putnam may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

➢	Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

➢	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

B.	Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

➢	Except where Putnam would otherwise be withholding votes for the entire board of directors, Putnam will vote for stock option plans which will result in an average annual dilution of 1.67% or less (including all equity-based plans).

➢	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

➢	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

➢	Except where Putnam is otherwise withholding votes for the entire board of directors, Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C.	Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

➢	Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

➢	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

➢	Putnam will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets, except as follows:

➢	Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

E.	Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as “poison pills”); and

➢	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F.	Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

➢	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

➢	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

➢	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

➢	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

➢	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

III.	Voting Shares of Non US Issuers

Putnam recognizes that the laws governing non US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non US issuers in accordance with the foregoing guidelines where applicable, except as follows:

➢	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

➢	Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

➢	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

➢	Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Many non US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Introduction — Morgan Stanley Investment Management’s (“MSIM”) policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the “MSIM Funds”), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate’s fiduciary responsibility.

Proxy Research Services — To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services (“ISS”) and the Investor Responsibility Research Center (“IRRC”) have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for certain Non-US Companies — While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-US proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.	GUIDELINES

A.	Management Proposals

1.	When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Selection or ratification of auditors.

•	Approval of financial statements, director and auditor reports.

•	Election of Directors.

•	Limiting Directors’ liability and broadening indemnification of Directors.

•	Requirement that a certain percentage (up to 66 2/3%) of its Board’s members be comprised of independent and unaffiliated Directors.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

•	General updating/corrective amendments to the charter.

•	Elimination of cumulative voting.

•	Elimination of preemptive rights.

•	Provisions for confidential voting and independent tabulation of voting results.

•	Proposals related to the conduct of the annual meeting except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

Capitalization changes

•	Capitalization changes that eliminate other classes of stock and voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Compensation

•	Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

•	Establishment of Employee Stock Option Plans and other employee ownership plans.

Anti-Takeover Matters

•	Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

•	Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

•	Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Creation of “blank check” preferred stock.

•	Changes in capitalization by 100% or more.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

•	Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

•	Proposals to indemnify auditors.

4.	The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

Corporate Transactions

•	Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates’ research and analysis, based on, among other things, MSIM internal company-specific knowledge.

•	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

•	Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

•	Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

(i)	Whether the stock option plan is incentive based;

(ii)	For mature companies, should be no more than 5% of the issued capital at the time of approval;

(iii)	For growth companies, should be no more than 10% of the issued capital at the time of approval.

Anti-Takeover Provisions

•	Proposals requiring shareholder ratification of poison pills.

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.	Shareholder Proposals

1.	The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

•	Requiring auditors to attend the annual meeting of shareholders.

•	Requirement that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

•	Requirement that a certain percentage of its Board’s members be comprised of independent and unaffiliated Directors.

•	Confidential voting.

•	Reduction or elimination of supermajority vote requirements.

2.	The following shareholder proposals will be voted as determined by the Proxy Review Committee.

•	Proposals that limit tenure of directors.

•	Proposals to limit golden parachutes.

•	Proposals requiring directors to own large amounts of stock to be eligible for election.

•	Restoring cumulative voting in the election of directors.

•	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

•	Proposals that limit retirement benefits or executive compensation.

•	Requiring shareholder approval for bylaw or charter amendments.

•	Requiring shareholder approval for shareholder rights plan or poison pill.

•	Requiring shareholder approval of golden parachutes.

•	Elimination of certain anti-takeover related provisions.

•	Prohibit payment of greenmail.

3.	The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

•	Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

•	Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

•	Proposals that require inappropriate endorsements or corporate actions.

IV.	ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.	Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing MSIM’s Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

(a)	The Committee, which will consist of members designated by MSIM’s Chief Investment Officer, is responsible for establishing MSIM’s proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend as necessary MSIM’s proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM’s Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MERCURY ADVISORS

Proxy Voting Policies and Procedures

Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties

In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

LAZARD ASSET MANAGEMENT LLC

Information Regarding Lazard’s Proxy Voting Policies

A.    Introduction

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of that Policy.

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.    Administration and Implementation of Proxy Voting Process

Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with Lazard’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C.    Types of Proposals

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D.    Conflicts of Interest

Lazard’s Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services (“ISS”). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS’s thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

E.    How to Obtain Information

A copy of Lazard’s Proxy Voting Policy is available on request. If you would like to receive a copy of the Proxy Voting Policy, or information about how Lazard voted securities held in your account, you should contact your Lazard representative, or, alternatively, you can call Richard Kowal, Lazard’s Proxy Administrator, at (212) 632-6985. If Lazard manages your account through a wrap or similar program, you should contact your account representative, who will be able to obtain the information for you.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

Summary

The investment adviser entities that comprise JPMorgan Fleming Asset Management (“JPMFAM”), including J.P. Morgan Investment Management Inc. (“JPMIM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, have granted JPMIM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers.

JPMFAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMFAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund are available upon request by contacting our Service Center at 1-800-348-4782.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

PROXY VOTING GUIDELINES

Evergreen Investments follows the proxy voting standards set out by ISS who is contracted to handles Evergreen’s proxy voting. The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

*	The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

I.    The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	Are inside directors and sit on the audit, compensation, or nominating committees

•	Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.    Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.    Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.    Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.    Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.    Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.    Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy —Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance changes

•	excessive increases in authorized capital stock

•	unfair method of distribution

•	diminution of voting rights

•	adverse conversion features

•	negative impact on stock option plans

•	other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

•	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•	Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX.    State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.    Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.    Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

•	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	are interested directors and sit on the audit or nominating committee

•	are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.    Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC determines whether the decision was in the best interest of CGTC’s clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

Effective Date

This policy is effective as of August 1, 2003.

BROWN CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

It is the intent of Brown Capital Management (“BCM”) to vote proxies in the best interests of the firm’s clients. In order to facilitate this proxy voting process, BCM has retained Institutional Shareholder Services (“ISS”) an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. Corporate actions are monitored by BCM Administration and Investment staff through information received from ISS regarding upcoming issues. Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling NC Shareholder Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at http://www.sec.gov.

Institutional Shareholder Services (ISS)

ISS is an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the ISS Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations. Designated members of BCM’s investment staff (“Investment Staff”) individually determine how each proxy ballot will be voted using ISS’s research, analysis, and voting recommendations as a guideline only. When specifically directed by a client with a separately managed account, we will vote as requested.

Conflicts of Interest

The Investment Staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The Investment Staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the Investment Staff will direct that the proxy issue must be voted in accordance with ISS recommendations. In the event ISS is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the Investment Staff will defer the decision to the Fund’s Proxy Voting Committee, which is made up of independent trustees. Decisions made by the Fund’s Proxy Voting Committee will be used to vote proxies for the Fund. For Securities not held by a Fund, if ISS is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

Voting Procedures

The physical voting process and recordkeeping of votes is carried out by BCM Administrative Staff at both the broader company and individual account levels through the Institutional Shareholders Services Inc. Proxy Master System. BCM votes most proxies for clients where voting authority has been given to BCM by the client. However, in some circumstances BCM may not vote some proxies. For example, the BCM may not vote if shares would need to be recalled in a stock loan program. BCM also will not vote:

1)	Proxies for securities held in an unsupervised portion of a client’s account,

2)	Proxies that are subject to blocking restrictions,

3)	Proxies that require BCM to travel overseas in order to vote, or

4)	Proxies that are written in a language other than English.

Record Retention

BCM retains records relating to:

1)	Proxy voting policies and procedures,

2)	Proxy statements received for client securities,

3)	Records of votes cast on behalf of clients,

4)	Records of client requests for proxy voting information and written responses by BCM to such requests, and

5)	Documents prepared by BCM that were material to making a proxy voting decision or memorialized the basis for the decisions.

All such records will be maintained as required by applicable laws and regulations.

Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the Investment Staff in the review and voting of proxies. These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, BCM will generally vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, BCM will review any contested proposal on its merits.

2.	Audit Committee Approvals

BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

5.	Capital Structure Proposals

BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

B.	Compensation

1.	General

BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

2.	Stock Option Plans

BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

C.	Corporate Responsibility and Social Issues

BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company. BCM reserves the right to amend and revise this policy without notice at any time. This policy is dated July 1, 2003.

FIDELITY MANAGEMENT & RESEARCH COMPANY

The following Proxy Voting Guidelines were established by the fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research company (FMR), the Adviser to the EQ/FI Mid Cap Portfolio and EQ/FI Small/Mid Cap Value Portfolio. (The Guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.	General Principles

A.	Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals. In general, FMR will oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

C.	Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Operations Committee or its designee.

II.	Portfolio shares should generally be voted against anti-takeover proposals, including:

A.	Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

B.	Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer’s Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

C.	Authorization of “Blank Check” Preferred Stock.

D.	Golden Parachutes:

1.	Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

2.	Compensation contracts for outside directors.

3.	Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

4.	Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

E.	Supermajority Provisions.

F.	Poison Pills:

1.	Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

2.

FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

3.	FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company’s Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

4.	Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

5.	If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company’s Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

G.	Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

H.	Transfer of authority from shareholders to directors.

I.	Reincorporation in another state (when accompanied by anti-takeover provisions).

III.	Stock Option Plans

A.	Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

1.	The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

2.	The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

3.	The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

4.	The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan’s terms.

5.	However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

a.	They are granted by a compensation committee composed entirely of independent directors.

b.	They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

6.	The plan’s terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan’s express terms, or board resolution, are met:

a.	The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management’s control; and

c.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

7.	Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company’s executive officers, that no shares are currently available for such options under the company’s existing plans, and that such options need to be granted before the company’s next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders’ meeting.

8.	For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

B.	FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

C.	Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the repricing proposal excludes senior management and directors;

2.	Whether the options proposed to be repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV.	Restricted Stock Awards (“RSA”) should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

A.	The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

B.	The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

C.	The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan’s terms.

D.	The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

E.	However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

1.	They are granted by a compensation committee composed entirely of independent directors.

2.	They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

F.	For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

G.	Proposals to grant restricted stock in exchange for options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to grant restricted stock awards in exchange for options based upon whether the proposed exchange is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the restricted stock award exchange proposal excludes senior management and directors;

2.	Whether the options proposed to be exchanged exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the restricted stock award exchange proposal is value neutral to shareholders based upon an acceptable stock award pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether a restricted stock award exchange proposal is consistent with the interests of shareholders.

V.	Other Stock-Related Plans should be evaluated on a case-by-case basis:

A.	Omnibus Stock Plans—vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

B.	Employee Stock Purchase Plans—vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

C.	Stock Awards (other than stock options and RSAs)—generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.	Unusual Increases in Common Stock:

A.	An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

B.	Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII.	Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII.	With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX.	Greenmail—Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X.	Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

A.	Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI.	Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII.	Portfolio shares should be voted in favor of proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII.	Employee Stock Ownership Plans (“ESOPs”) should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV.	Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.	Avoidance of Potential Conflicts of Interest

Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies’ relationship, business or otherwise, with that portfolio company.

FMR applies the following policies and follows the procedures set forth below:

A.	FMR has placed responsibility for the Funds’ proxy voting in the FMR Legal Department.

B.	The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds’ Board of Trustees.

C.	The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp is authorized to take a final decision.

D.	When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund’s registration statement, FMR will use pass through voting or echo voting procedures.

XVI.	Executive Compensation

FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

XVII.	Portfolio shares should generally be voted against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

XVIII.	Auditors

A.	Portfolio shares should generally be voted against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.

Portfolio shares should generally be voted against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. Portfolio shares should also generally be voted against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee appear to have clearly failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

XIX.	Incorporation or Reincorporation in Another State or Country

Portfolio shares should generally be voted against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and voted in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for

Voting Proxies on Behalf of Discretionary Client Accounts

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management’s recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management’s recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Acting General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

RCM CAPITAL MANAGEMENT LLC

DESCRIPTION OF PROXY VOTING POLICY

RCM Capital Management LLC (“RCM”) typically votes proxies as part of its discretionary authority to manage accounts, unless our client has explicitly reserved the authority for itself. In cases where we have voting authority, we intend to vote such proxies in a manner consistent with the best interest of our clients. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

RCM has adopted written Proxy Voting Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that we are voting in the best interest of our clients. A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. The Proxy Guidelines summarize our position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues. The Proxy Guidelines do not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. In situations where the Proxy Guidelines do not give clear guidance on an issue, our Proxy Specialist will, at his or her discretion, consult our Analyst or Portfolio Manager and/or the Proxy Committee. In the event that one of our analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, RCM may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, we may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on our ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RCM retains an independent third-party voting service to assist us in the proxy voting process. The services provided offer a variety of proxy-related services to assist in our handling of proxy voting responsibilities. Such services include, among other things, analysis and voting recommendations and assistance in the administrative process.

Conflicts of Interest

RCM may have conflicts of interest that can affect how we vote our clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which we vote our clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out our obligation to vote proxies, the Proxy Committee is responsible for addressing how RCM resolves such material conflicts of interest with our clients.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING SUMMARY

Janus Capital Management LLC (“Janus”) votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to 1) Janus’ Proxy Voting Guidelines (the “Janus Guidelines”) 2) the recommendations of Institutional Shareholder Services or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

PROXY VOTING PROCEDURES

Janus has developed proxy voting guidelines (the “Janus Guidelines”) that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus’ portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee’s oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Upon request, on an annual basis, Janus will provide its clients with the proxy voting record for that client’s account.

PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

Board of Directors Issues

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

Auditor Issues

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

Executive Compensation Issues

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

General Corporate Issues

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

Conflicts of Interest

The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Guidelines, the Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

MFS INVESTMENT MANAGEMENT

PROXY VOTING POLICIES DESCRIPTION

The Board of Trustees and the Board of Managers of the investment companies (the “MFS Funds”) advised by MFS Investment Management (“MFS”) have delegated to MFS the right and obligation to vote proxies for shares that are owned by the MFS Funds, in accordance with MFS’ proxy voting policies and procedures (the “MFS Proxy Policies”). The Trustees and the Managers remain ultimately responsible for overseeing the voting of proxies on behalf of the MFS Funds.

The MFS Proxy Policies have been designed to ensure that proxies are voted in what MFS believes to be the best long-term economic interests of the MFS Funds. MFS shall carry out its duties under the MFS Proxy Policies in a manner consistent with MFS’ fiduciary obligations to the MFS Funds. The MFS Proxy Policies have been designed to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be in the best long-term economic interests of the MFS Funds.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote, by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of the MFS Funds must be in what MFS believes to be in the best long-term economic interests of the MFS Funds, MFS has adopted detailed proxy voting guidelines (the “Guidelines”) that govern how MFS generally plans to vote on specific matters presented for shareholder vote.

MFS reserves the right to override the Guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. In addition, there may be situations involving matters presented for shareholder vote that are not clearly governed by the Guidelines, such as proposed mergers and acquisitions. The MFS Proxy Policies set forth specific procedures that are designed to ensure that voting decisions in these situations are made in what MFS believes to be in the best long-term economic interests of the MFS Funds, and not in the interests of any other party or in MFS’ corporate interests, such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the Guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of the MFS Proxy Policies and the Guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to the MFS Proxy Policies to the extent necessary or advisable.

MFS’	policies include:

A.	Voting Guidelines;

B.	Administrative Procedures; and

C.	Records Retention and Reports.

A.    VOTING GUIDELINES

The Guidelines have been established by MFS for recurring issues that appear on proxies. The Guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from the Guidelines. The following is a summary of the significant Guidelines.

Non-Salary Compensation Programs

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans which involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity, MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Boards of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Best Practices Standards

Best practices standards have rapidly evolved in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally supports these changes. However, many issues are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as it believes that – within the circumstances of the environment within which the issuers operate – the proposal is consistent with the best long-term economic interests of the MFS Funds.

Foreign Issuers – Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, MFS must balance the benefits to the MFS Funds of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with the MFS Proxy Policies.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted.

B.    ADMINISTRATIVE PROCEDURES

1.    MFS Proxy Review Group

The administration of the MFS Proxy Policies is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews the MFS Proxy Policies and the Guidelines at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override the Guidelines and (ii) votes not clearly governed by the Guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

2.    Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of the MFS Funds. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with the MFS Proxy Policies and the Guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding such Policies and Guidelines, or (ii) matters presented for vote are not clearly governed by such Policies and Guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

3.    Gathering Proxies

MFS, on behalf of itself and the MFS Funds, has entered into an agreement with an independent proxy administration firm (the “Proxy Administrator”) pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for the MFS Funds. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed.

4.    Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in accordance with the Guidelines by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the Guidelines and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As noted above, MFS reserves the right to override the Guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of the MFS Funds. Any such override of the Guidelines shall be examined, explained and reported in accordance with the procedures set forth in the MFS Proxy Policies.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

5.    Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of the MFS Funds.

6.    Monitoring System

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for the MFS Funds are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of the MFS Funds, the Proxy Administrator matches a list of all MFS Funds which hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

C.    RECORDS RETENTION AND REPORTS

MFS will retain copies of the MFS Proxy Policies in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years. As noted above in the introductory paragraphs, periodically MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds.

MARSICO CAPITAL MANAGEMENT, LLC

Summary of Proxy Voting Policy

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

•	MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients’ best economic interest generally means voting with management.

•	Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

•	MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

•	In unusual circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s full proxy voting policy and information about the voting of a particular client’s proxies are available to the client on request.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

As a registered investment adviser, Firsthand Capital Management, Inc. (“Firsthand”) has a fiduciary obligation to act in the best interests of its clients. Firsthand has developed a set of Proxy Voting Policies and Procedures (the “Proxy Procedures”) with respect to the voting of securities owned by clients over which Firsthand has discretionary voting authority. Firsthand believes that the right to vote proxies is a client asset and therefore, in exercising such rights, Firsthand will attempt to maximize and protect the value of the security and to give the greatest economic benefit to the client. The exclusive purpose shall be to provide benefits to the account by considering those factors that affect the value of the security with respect to which a proxy is issued. Under its Proxy Procedures, Firsthand will exercise voting rights on all decisions that Firsthand has determined to have a material effect on the value of the security.

In accordance with the Proxy Procedures, Firsthand has designated a third party agent (Institutional Shareholder Services (“ISS”)) to review each proxy proposal, to provide recommendations for voting and to cast votes on behalf of Firsthand’s clients, subject to the review and approval by Firsthand of such recommendation prior to voting. A designated employee of Firsthand reviews each ISS proposal and recommendation and, with due consultation with the Proxy Committee, ensures that votes are cast on a timely basis and in accordance with the Proxy Procedures.

The Proxy Procedures establishes the Proxy Committee, comprising of members of Firsthand’s portfolio management and research departments. The Proxy Committee meets quarterly to review the proxies voted during the preceding quarter and to reaffirm or adjust the voting guidelines for the upcoming quarter. The Proxy Committee also meets on an ad hoc basis whenever Firsthand believes that a vote should be cast in a way different from that recommended by ISS.

As a general rule Firsthand shall cause the proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. Firsthand shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the relevant account and, therefore, provide reasons for voting against management. Such proposals will be reviewed by the Proxy Committee on a case by case basis and voted in a manner that the Proxy Committee believes to be in the best interest of the client.

The Proxy Procedures also address the issue of resolving conflict of interest. To the extent a conflict of interest exists and Firsthand decides to vote against the recommendation of an independent third party proxy administrator (i.e. ISS), the conflict must be identified and disclosed to the Proxy Committee. The Proxy Committee would review the conflict and all the surrounding facts and circumstances and decide how to resolve the conflict in the best interests of the client. An override of the independent third party recommendation may be approved if the Proxy Committee believes that any potential conflict of interest does not outweigh the business rationale for the override or inappropriately affect the recommendation of the Proxy Administrator.

WELLINGTON MANAGEMENT COMPANY, LLP

SUMMARY OF PROXY VOTING POLICY

The Funds have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management’s Proxy Committee is responsible for the review and oversight of the firm’s Proxy Policies and Procedures. The Proxy Group within Wellington Management’s Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on our assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held in Funds for which they serve as the designated manager, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

PART C: OTHER INFORMATION

Item 23.  Exhibits

(a)(1)        Agreement and Declaration of Trust./1/

(a)(2)        Amended and Restated Agreement and Declaration of Trust./2/

(a)(2)(i)     Amendment No. 1 to the Amended and Restated Agreement and
              Declaration of Trust./17/

(a)(2)(ii)    Amendment No. 2 to the Amended and Restated Agreement and
              Declaration of Trust./23/

(a)(3)        Certificate of Trust./1/

(a)(4)        Certificate of Amendment to the Certificate of Trust./2/

(b)(1)(i)     By-Laws./1/

(c)(1)(ii)    None, other than Exhibits (a)(2) and (b)(1)(i).

(d)           Investment Advisory Contracts
              -----------------------------

(d)(1)(i)     Investment Management Agreement between EQ Advisors Trust
              ("Trust") and EQ Financial Consultants, Inc. ("EQFC") dated April
              14, 1997./4/

(d)(1)(ii)    Amendment No. 1, dated December 9, 1997, to Investment Management
              Agreement between the Trust and EQFC dated April 14, 1997./7/

(d)(1)(iii)   Amendment No. 2, dated as of December 31, 1998, to Investment
              Management Agreement between the Trust and EQFC dated April 14,
              1997./11/

(d)(1)(iv)    Form of Amendment No. 3, dated as of April 30, 1999, to Investment
              Management Agreement between the Trust and EQFC./11/

(d)(1)(v)     Form of Amendment No. 4, dated as of August 30, 1999, to
              Investment Management Agreement between the Trust and EQFC.12

(d)(1)(vi)    Amended and Restated Investment Management Agreement, dated as of
              May 1, 2000, between the Trust and The Equitable Life Assurance
              Society of the United States ("Equitable")./15/

(d)(1)(vii)   Revised Amendment No. 1, dated as of September 1, 2000, to the
              Amended and Restated Investment Management Agreement between the
              Trust and Equitable dated May 1, 2000./17/

(d)(1)(viii)  Amendment No. 2, dated as of September 1, 2001, to the Amended and
              Restated Investment Management Agreement between the Trust and
              Equitable dated May 1, 2000./20/

(d)(1)(ix)    Amendment No. 3, dated as of November 22, 2002 to the Amended and
              Restated Investment Management Agreement between the Trust and
              Equitable dated May 1, 2000./23/
(d)(1)(x)     Amendment No. 4, dated as of May 2, 2003 to the Amended and
              Restated Investment Management Agreement between the Trust and
              Equitable dated May 1, 2000./26/

                                      C-1

(d)(1)(xi)    Form of Investment Management Agreement between the Trust and
              Equitable with respect to the Capital Appreciation Portfolio, Deep
              Value Portfolio, Equity Growth Portfolio, Equity Income Portfolio
              I, Equity Income Portfolio II, Equity Portfolio, Global Socially
              Responsive Portfolio, Growth and Income Portfolio, Growth
              Portfolio, Mergers and Acquisitions Portfolio, Multi-Cap Growth
              Portfolio, Small Company Growth Portfolio, Small Company Value
              Portfolio, International Growth Portfolio, Government Securities
              Portfolio, High-Yield Bond Portfolio, Intermediate Term Bond
              Portfolio, Long Term Bond Portfolio, Money Market Portfolio, Short
              Duration Bond Portfolio, Total Return Portfolio, Diversified
              Portfolio and Managed Portfolio (collectively, the MONY
              Portfolios")./25/

(d)(2)        Investment Advisory Agreement between EQFC and T. Rowe Price
              Associates, Inc. dated April 1997./4/

(d)(3)        Investment Advisory Agreement between EQFC and Rowe Price-Fleming
              International, Inc. dated April 1997./4/

(d)(3)(i)     Investment Advisory Agreement between Equitable and T. Rowe Price
              International, Inc. dated August 8, 2000./17/

(d)(4)        Investment Advisory Agreement between EQFC and Putnam Investment
              Management, Inc. dated April 28, 1997./4/

(d)(4)(i)     Amendment No. 1, dated as of May 21, 2001, to Investment Advisory
              Agreement between Equitable and Putnam Investment Management, Inc.
              dated April 28, 1997./20/

(d)(4)(ii)    Amended and Restated Investment Advisory Agreement between
              Equitable and Putnam Investment Management, Inc. dated August 1,
              2002./23/

(d)(4)(iii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Putnam Investment Management, LLC ("Putnam") dated
              July 31, 2003./26/

(d)(4)(iv)    Amendment No. 1, dated as of December 12, 2003, to Investment
              Advisory Agreement between Equitable and Putnam dated July 31,
              2003./26/

(d)(5)(i)     Investment Advisory Agreement between EQFC and Massachusetts
              Financial Services Company ("MFS") dated April 1997./4/

(d)(5)(ii)    Amendment No. 1, dated as of December 31, 1998, to Investment
              Advisory Agreement by and between EQFC and MFS dated
              April 1997./11/

(d)(5)(iii)   Amendment No. 2, dated as of May 1, 2000, to Investment Advisory
              Agreement between Equitable and MFS dated April 1997./14/

(d)(5)(iv)    Amended and Restated Investment Advisory Agreement between
              Equitable and MFS (dba MFS Investment Management) ("MFSIM") dated
              July 10, 2002./23/

(d)(5)(v)     Amendment No. 1 dated November 22, 2002, to the Amended and
              Restated Investment Advisory Agreement between Equitable and MFSIM dated July 10, 2002./23/

(d)(5)(vi)    Amendment No. 2, dated August 18, 2003, to the Amended and
              Restated Investment Advisory Agreement between Equitable and MFSIM dated July 10, 2002./26/

                                       C-2

(d)(6)        Investment Advisory Agreement between EQFC and Morgan Stanley
              Asset Management Inc. ("Morgan Stanley") dated April 1997./4/

(d)(6)(i)     Amendment No. 1, dated as of April 1, 2001, to Investment Advisory
              Agreement between Equitable and Morgan Stanley dated
              April 1997./20/

(d)(6)(ii)    Amended and Restated Investment Advisory Agreement between
              Equitable and Morgan Stanley Investment Management ("MSIM") dated
              July 10, 2002./23/

(d)(6)(iii)   Amended and Restated Investment Advisory Agreement between
              Equitable and MSIM dated July 31, 2003./26/

(d)(7)        Investment Advisory Agreement between EQFC and Merrill Lynch Asset
              Management, L.P. dated April 1997./4/

(d)(7)(i)     Investment Advisory Agreement between EQFC and Fund Asset
              Management ("FAM") dated May 1, 2000./17/

(d)(7)(ii)    Form of Amendment No. 1, dated as of May 21, 2001, to Investment
              Advisory Agreement between Equitable and FAM dated May 1,
              2000./20/

(d)(7)(iii)   Amendment No. 2 dated as of December 6, 2001, to Investment
              Advisory  Agreement  between  Equitable and FAM dated
              May 1, 2000./21/

(d)(7)(iv)    Amendment No. 3, dated as of August 18, 2003, to Investment
              Advisory Agreement between Equitable and FAM dated December 6,
              2001./26/

(d)(7)(v)     Investment Advisory Agreement between Equitable and Merrill Lynch
              Investment Managers International Limited dated December 12, 2003 with respect to the EQ/Mercury International Value Portfolio./26/

(d)(8)        Investment Advisory Agreement between EQFC and Lazard Freres & Co.
              LLC ("Lazard") dated December 9, 1997./7/

(d)(8)(i)     Amendment No. 1, dated as of March 1, 2001, to Investment Advisory
              Agreement between Equitable and Lazard dated December 9, 1997./20/

(d)(8)(ii)    Amended and Restated Investment Advisory Agreement between
              Equitable and Lazard (dba Lazard Asset Management) dated
              July 10, 2002./23/

(d)(8)(iii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Lazard dated July 31, 2003./26/

(d)(8)(iv)    Amended and Restated Investment Advisory Agreement between
              Equitable and Lazard Asset Management LLC. dated
              August 18, 2003./26/

(d)(9)        Investment Advisory Agreement between EQFC and J.P. Morgan
              Investment Management, Inc. ("J. P. Morgan") dated
              December 9, 1997./7/

(d)(9)(i)     Amended and Restated Investment Advisory Agreement between
              Equitable and J.P. Morgan dated July 10, 2002./23/

                                       C-3

(d)(9)(ii)    Amended and Restated Investment Advisory Agreement between
              Equitable and J.P. Morgan dated July 31, 2003./26/

(d)(10)       Investment Advisory Agreement between EQFC and Credit Suisse Asset
              Management, LLC dated as of July 1, 1999./12/

(d)(11)       Investment Advisory Agreement between EQFC and Evergreen Asset
              Management Corp. dated as of December 31, 1998./11/

(d)(11)(i)    Amendment No. 1, dated as of May 21, 2001, to Investment Advisory
              Agreement between Equitable and Evergreen Asset Management Corp.
              dated as of December 31, 1998./21/

(d)(11)(ii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Evergreen Investment Management Company
              ("Evergreen") dated as of July 31, 2003./26/

(d)(12)(i)    Form of Investment Advisory Agreement between EQFC and Alliance
              Capital Management L.P. ("Alliance") dated as of May 1, 1999./11/

(d)(12)(ii)   Amendment No. 1, dated as of October 18, 1999, to Investment
              Advisory Agreement by and between EQFC and Alliance dated as of
              May 1, 1999./14/

(d)(12)(iii)  Amendment No. 2, dated as of May 1, 2000, to Investment Advisory
              Agreement by and between Equitable and Alliance dated as of
              May 1, 1999./15/

(d)(12)(iv)   Amendment No. 3, dated as of March 1, 2001, to Investment Advisory
              Agreement by and between Equitable and Alliance dated as of May 1,
              1999./20/

(d)(12)(v)    Amendment No. 4, dated as of May 21, 2001, to Investment Advisory
              Agreement by and between Equitable and Alliance dated May 1,
              1999./20/

(d)(12)(vi)   Amended and Restated Investment Advisory Agreement between
              Equitable and Alliance dated as of December 5, 2001./21/

(d)(12)(vii)  Amendment No. 1 dated November 22, 2002 to the Amended and
              Restated Investment Advisory Agreement between Equitable and
              Alliance dated December 5, 2001./23/

(d)(12)(viii) Interim Investment Advisory Agreement between Equitable and
              Alliance with respect to EQ/Small Company Index Portfolio and
              EQ/International Equity Index Portfolio dated January 2, 2003./23/

(d)(12)(ix)   Investment Advisory Agreement between Equitable and Alliance dated May 1, 2003 with respect to the EQ/Small  Company Index
              Portfolio./26/

(d)(12)(x)    Amendment No. 2, dated August 18, 2003, to the Amended and
              Restated Investment Advisory Agreement between Equitable and
              Alliance dated December 5, 2001./26/

(d)(12)(xi)   Amendment No. 3, dated December 12, 2003, to the Amended and
              Restated Investment Advisory Agreement between Equitable and
              Alliance dated December 5, 2001./26/

(d)(13)       Investment Advisory Agreement between EQFC and Capital Guardian
              Trust Company ("Capital Guardian") dated as of May 1, 1999./11/

                                       C-4

(d)(13)(i)    Amendment No. 1, dated as of May 1, 2000, to Investment Advisory
              Agreement between Equitable and Capital Guardian dated May 1,
              1999./15/

(d)(13)(ii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Capital Guardian dated November 22, 2002./23/

(d)(13)(iii)  Amendment No. 1, dated as of August 18, 2003, to the Amended and
              Restated Investment Advisory Agreement between Equitable and
              Capital Guardian dated as of November 22, 2002./26/

(d)(14)       Investment Advisory Agreement between EQFC and Calvert Asset
              Management Company, Inc. ("Calvert") dated as of August 30,
              1999./12/

(d)(14)(i)    Amended and Restated Investment Advisory Agreement between
              Equitable and Calvert dated July 10, 2002./23/

(d)(14)(ii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Calvert dated as of July 31, 2003./26/

(d)(15)       Investment Advisory Agreement between EQFC and Brown Capital
              Management ("Brown") dated as of August 30, 1999./12/

(d)(15)(i)    Amended and Restated Investment Advisory Agreement between
              Equitable and Brown dated as of July 10, 2002./23/

(d)(15)(ii)   Amended and Restated Investment Advisory Agreement between
              Equitable and Brown dated as of July 31, 2003./26/

(d)(16)       Investment Advisory Agreement between EQFC and Bankers Trust
              Company dated as of December 9, 1997./7/

(d)(16)(i)    Amended and Restated Investment Advisory Agreement between
              Equitable and Deutsche Asset Management, Inc. ("Deutsche") dated as of July 10, 2002./23/

(d)(17)       Investment Advisory Agreement among Equitable, Prudential
              Investments Fund Management LLC and Jennison Associates LLC dated as of May 12, 2000./16/

(d)(17)(i)    Investment Advisory Agreement between Equitable and Jennison dated as of July 10, 2002./23/

(d)(18)       Investment Advisory Agreement between Equitable and American
              Express Financial Corporation dated as of September 1, 2000./17/

(d)(19)       Investment Advisory Agreement between Equitable and Fidelity
              Management & Research Company ("Fidelity") dated as of July 24,
              2000./17/

(d)(19)(i)    Amendment No. 1 dated as of November 1, 2002, to Investment
              Advisory Agreement between Equitable and Fidelity dated July 24,
              2000./23/

(d)(19)(ii)   Amendment No. 2 dated as of March 1, 2004 to Investment Advisory
              Agreement between Equitable and Fidelity dated July 24, 2000.
              (filed herewith)

                                       C-5

(d)(20)       Investment Advisory Agreement between Equitable and Janus Capital
              Corporation dated as of September 1, 2000./17/

(d)(20)(i)    Amendment No. 1 dated as of January 2, 2002 to Investment Advisory
              Agreement between Equitable and Janus Capital Corporation dated as of September 1, 2000./21/

(d)(20)(ii)   Investment Advisory Agreement between Equitable and Janus Capital
              Management LLC dated as of April 3, 2002./22/

(d)(21)       Investment Advisory Agreement between Equitable and Provident
              Investment Counsel ("Provident") dated as of February 1, 2001./18/

(d)(22)       Investment Advisory Agreement between Equitable and Marsico
              Capital Management, LLC, ("Marsico") dated as of February 1,
              2001./18/

(d)(22)(i)    Amendment No. 1, dated as of September 1, 2001, to the Investment
              Advisory Agreement between Equitable and Marsico dated as of
              February 1, 2001./20/

(d)(22)(ii)   Amendment No. 2, dated as of August 18, 2003, dated as of August
              18, 2003, to the Investment Advisory Agreement between Equitable and Marsico dated September 1, 2001./26/

(d)(23)       Investment Advisory Agreement between Equitable and Pacific
              Investment Management Company LLC ("PIMCO") dated July 15,
              2002./23/

(d)(24)       Investment Advisory Agreement between Equitable and Dresdner RCM
              Global Investors LLC ("Dresdner") dated December 12, 2003./26/

(d)(25)       Investment Advisory Agreement between Equitable and Firsthand
              Capital Management, Inc. ("Firsthand") dated December 12,
              2003./26/

(d)(26)       Investment Advisory Agreement between Equitable and Wellington
              Management Company, LLP ("Wellington Management") dated December
              12, 2003./26/

(d)(27)       Form of Investment Advisory Agreement between Equitable and
              Advisers to the EQ/MONY Portfolios./25/

(e)           Underwriting Contracts
              ----------------------

(e)(1)(i)     Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997./4/

(e)(1)(ii)    Amendment No. 1, dated December 9, 1997, to the Distribution
              Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997./7/

(e)(1)(iii)   Amendment No. 2, dated as of December 31, 1998, to the
              Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997./11/

(e)(1)(iv)    Form of Amendment No. 3, dated as of April 14, 1999, to the
              Distribution Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997./11/

(e)(1)(v)     Amendment No. 4, dated as of August 30, 1999, to the Distribution
              Agreement between the Trust and EQFC with respect to the Class IA shares dated April 14, 1997./14/

                                       C-6

(e)(1)(vi)    Amendment No. 5, dated as of May 1, 2000, to the Distribution
              Agreement between the Trust and AXA Advisors, LLC ("AXA Advisors")
              with respect to the Class IA shares dated April 14, 1997./14/

(e)(1)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997./17/

(e)(1)(viii)  Amendment No. 7, dated as of September 1, 2001, to the
              Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares, dated as of April 14, 1997./20/

(e)(2)(i)     Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997./4/

(e)(2)(ii)    Amendment No. 1, dated December 9, 1997, to the Distribution
              Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997./7/

(e)(2)(iii)   Amendment No. 2, dated as of December 31, 1998, to the
              Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997./11/

(e)(2)(iv)    Form of Amendment No. 3, dated as of April 14, 1999, to the
              Distribution Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997./11/

(e)(2)(v)     Amendment No. 4, dated as of August 30, 1999, to the Distribution
              Agreement between the Trust and EQFC with respect to the Class IB shares dated April 14, 1997./14/

(e)(2)(vi)    Amendment No. 5, dated as of May 1, 2000, to the Distribution
              Agreement between the Trust and AXA Advisors with respect to the
              Class IB shares dated April 14, 1997./14/

(e)(2)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997./17/

(e)(2)(viii)  Amendment No. 7, dated as of September 1, 2001, to the
              Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares dated April 14, 1997./20/

(e)(3)(i)     Distribution Agreement between the Trust and Equitable
              Distributors, Inc. ("EDI") with respect to the Class IA shares dated April 14, 1997./4/

(e)(3)(ii)    Amendment No. 1, dated December 9, 1997, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./7/

(e)(3)(iii)   Amendment No. 2, dated as of December 31, 1998, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./11/

(e)(3)(iv)    Form of Amendment No. 3, dated as of April 14, 1999, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./11/

(e)(3)(v)     Amendment No. 4, dated as of August 30, 1999, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./14/

(e)(3)(vi)    Amendment No. 5, dated as of May 1, 2000, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./14/

                                       C-7

(e)(3)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./17/

(e)(3)(viii)  Amendment No. 7, dated as of September 1, 2001, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IA shares dated April 14, 1997./20/

(e)(4)(i)     Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./4/

(e)(4)(ii)    Amendment No. 1, dated December 9, 1997, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./7/

(e)(4)(iii)   Amendment No. 2, dated as of December 31, 1998, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./11/

(e)(4)(iv)    Form of Amendment No. 3, dated as of April 14, 1999, to the
              Distribution Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./11/

(e)(4)(v)     Amendment No. 4, dated as of August 30, 1999, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./14/

(e)(4)(vi)    Amendment No. 5, dated as of May 1, 2000, to the Distribution
              Agreement between the Trust and EDI with respect to the Class IB shares dated April 14, 1997./14/

(e)(4)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Distribution Agreement between the Trust and EDI with respect to
              Class IB shares dated as of April 14, 1997./17/

(e)(4)(viii)  Amendment No. 7, dated as of September 1, 2001, to the
              Distribution Agreement between the Trust and EDI with respect to
              Class IB shares dated as of April 14, 1997./20/

(e)(5)(i)     Distribution Agreement dated as of January 2, 2002, between the
              Trust and AXA Distributors, LLC ("AXA Distributors") with respect to the Class IA shares./21/

(e)(5)(ii)    Amended and Restated  Distribution  Agreement between the Trust and AXA Distributors  dated as July 15, 2002 with respect to Class
              IA shares./23/

(e)(5)(iii)   Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IA shares./26/

(e)(6)(i)     Distribution Agreement dated as of January 2, 2002, between the
              Trust and AXA Distributors with respect to the Class IB
              shares./21/

(e)(6)(ii)    Amended and Restated  Distribution Agreement between the Trust and AXA  Distributors  dated as of July 15, 2002 with respect to
              Class IB shares./23/

(e)(6)(iii)   Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Distribution Agreement between the Trust and AXA Distributors, dated as of July 15, 2002 with respect to Class IB shares./26/

(e)(7)(i)     Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002, with respect to Class IA shares./23/

                                       C-8

(e)(7)(ii)    Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IA shares./26/

(e)(8)(i)     Distribution Agreement between the Trust and AXA Advisors dated as of July 15, 2002, with respect to Class IB shares./23/

(e)(8)(ii)    Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Distribution Agreement between the Trust and AXA Advisors, dated as of July 15, 2002 with respect to Class IB shares./26/

(e)(9)(i)     Form of Distribution Agreement between the Trust and AXA Advisors with respect to the Class IA shares of the EQ/MONY Portfolios./25/

(e)(9)(ii)    Form of Distribution Agreement between the Trust and AXA Advisors with respect to the Class IB shares of the EQ/MONY Portfolios./25/

(e)(9)(iii)   Form of Distribution Agreement between the Trust and AXA
              Distributors with respect to the Class IA shares of the EQ/MONY
              Portfolios./25/

(e)(9)(iv)    Form of Distribution Agreement between the Trust and AXA
              Distributors with respect to the Class IB shares of the EQ/MONY
              Portfolios./25/

(f)           Form of Deferred Compensation Plan./3/

(g)           Custodian Agreements
              --------------------

(g)(1)(i)     Custodian Agreement between the Trust and The Chase Manhattan
              Bank dated April 17, 1997 and Global Custody Rider./4/

(g)(1)(ii)    Amendment No. 1, dated December 9, 1997, to the Custodian
              Agreement between the Trust and The Chase Manhattan Bank dated
              April 17, 1997./7/

(g)(1)(iii)   Amendment No. 2, dated as of December 31, 1998, to the Custodian
              Agreement between the Trust and The Chase Manhattan Bank dated
              April 17, 1997./11/

(g)(1)(iv)    Form of Amendment No. 3, dated as of April 30, 1999, to the
              Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997./11/

(g)(1)(v)     Form of Amendment No. 4, dated as of August 30, 1999, to the
              Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 17, 1997./14/

(g)(1)(vi)    Form of Amendment No. 5, dated as of May 1, 2000, to the Custodian
              Agreement between the Trust and The Chase Manhattan Bank dated
              April 17, 1997./14/

(g)(1)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Custodian Agreement between the Trust and The Chase Manhattan Bank dated April 14, 1997./17/

(g)(1)(viii)  Global Custody Agreement between the Trust and The Chase Manhattan
              Bank dated May 1, 2001./20/

                                       C-9

(g)(1)(ix)    Amendment No. 1, dated as of September 1, 2001, to the Global
              Custody Agreement between the Trust and The Chase Manhattan Bank dated May 1, 2001./21/

(g)(2)(i)     Amended and Restated Global Custody Rider to the Domestic Custody
              Agreement for Mutual Funds between The Chase Manhattan Bank and the Trust dated August 31, 1998./11/

(g)(3)(i)     Amended and Restated Global Custody Agreement between the Trust and JPMorgan Chase Bank dated February 1, 2002./22/

(g)(3)(ii)    Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Global Custody Agreement between the Trust and JP Morgan Chase
              Bank dated February 1, 2002./26/

(h)           Other Material Contracts
              ------------------------

(h)(1)(i)     Mutual Fund Services Agreement between the Trust and Chase Global
              Funds Services Company dated April 25, 1997./4/

(h)(1)(ii)    Form of Mutual Fund Services Agreement between the Trust and
              Equitable dated May 1, 2000./14/

(h)(2)(i)     Amended and Restated Expense Limitation Agreement between the
              Trust and EQFC dated March 3, 1998./8/

(h)(2)(ii)    Amended and Restated Expense Limitation Agreement by and between
              EQFC and the Trust dated as of December 31, 1998./11/

(h)(2)(iii)   Amended and Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999./11/

(h)(2)(iv)    Amendment No. 1, dated as of August 30, 1999, to the Amended and
              Restated Expense Limitation Agreement between EQFC and the Trust dated as of May 1, 1999./14/

(h)(2)(v)     Second Amended and Restated Expense Limitation Agreement between
              Equitable and the Trust dated as of May 1, 2000./14/

(h)(2)(vi)    Revised Amendment No. 1 to the Second Amended and Restated Expense
              Limitation Agreement between Equitable and the Trust dated as of
              September 1, 2000./17/

(h)(2)(vii)   Third Amended and Restated Expense Limitation Agreement between
              Equitable and the Trust dated as of May 1, 2001./19/

(h)(2)(viii)  Amendment No. 1, dated as of September 1, 2001, to the Third
              Amended and Restated Expense Limitation Agreement between
              Equitable and the Trust dated as of May 1, 2001./20/

(h)(2)(ix)    Fourth Amended and Restated Expense Limitation Agreement between
              Equitable and the Trust, dated as of May 1, 2002.23

(h)(2)(x)     Amendment No. 1, dated as of May 1, 2003 to the Fourth Amended and
              Restated Expense Limitation Agreement between Equitable and the
              Trust dated as of May 1, 2002./26/

(h)(2)(xi)    Form of Expense Limitation Agreement between Equitable and the
              Trust with respect to the EQ/MONY Portfolios./25/

                                      C-10

(h)(2)(xii)   Amendment No. 2 dated as of May 1, 2004 to the Fourth Amended and
              Restated Expense Limitation Agreement between Equitable and the
              Trust dated as of May 1, 2002. (filed herewith)

(h)(3)(i)     Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of each series of the Trust except for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value
              Portfolio, the JPM Core Bond Portfolio, BT Small Company Index
              Portfolio, BT International Equity Index Portfolio and BT Equity
              500 Index Portfolio dated April 14, 1997./4/

(h)(3)(ii)    Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the Lazard Large Cap Value Portfolio,
              Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT
              Small Company Index Portfolio, BT International Equity Index
              Portfolio, and BT Equity 500 Index Portfolio dated December 9,
              1997./7/

(h)(3)(iii)   Organizational Expense Reimbursement Agreement by and between EQFC and the Trust, on behalf of the MFS Income with Growth Portfolio,
              EQ/Evergreen Foundation Portfolio and EQ/Evergreen Portfolio dated
              December 31, 1998./11/

(h)(4)(i)     Participation Agreement by and among the Trust, Equitable, EDI and
              EQFC dated April 14, 1997./4/

(h)(4)(ii)    Amendment No. 1, dated December 9, 1997, to the Participation
              Agreement by and among the Trust, Equitable, EDI, and EQFC dated
              April 14, 1997./7/

(h)(4)(iii)   Amendment No. 2, dated as of December 31, 1998, to the
              Participation Agreement by and among the Trust, Equitable, EDI, and EQFC dated April 14, 1997./11/

(h)(4)(iv)    Form of Amendment No. 3, dated as of April 30, 1999, to the
              Participation Agreement among the Trust, Equitable, EDI, and EQFC dated April 14, 1997./11/

(h)(4)(v)     Form of Amendment No. 4, dated as of October 18, 1999, to the
              Participation Agreement among the Trust, Equitable, EDI, and AXA
              Advisors dated April 14, 1997./14/

(h)(4)(vi)    Form of Amendment No. 5, dated as of May 1, 2000, to the
              Participation Agreement among the Trust, Equitable, EDI, and AXA
              Advisors dated April 14, 1997./15/

(h)(4)(vii)   Revised Amendment No. 6, dated as of September 1, 2000, to the
              Participation Agreement among the Trust, Equitable, EDI, and AXA
              Advisors dated April 14, 1997./17/

(h)(4)(viii)  Amendment No. 7, dated September 1, 2001, to the Participation
              Agreement among the Trust, Equitable, EDI, and AXA Advisors dated
              April 14, 1997./20/

(h)(4)(ix)    Amended and Restated Participation Agreement among the Trust,
              Equitable, AXA Distributors and AXA Advisors dated as of July 15,
              2002./23/

(h)(4)(x)     Amendment No. 1, dated May 2, 2003, to the Amended and Restated
              Participation Agreement among the Trust, Equitable, AXA
              Distributors and AXA Advisors dated July 15, 2002./26/

(h)(5)        Retirement Plan Participation Agreement dated December 1, 1998 among the Trust, EQFC, The Equitable Investment Plan for
              Employees, Managers and Agents and Equitable./11/

                                      C-11

(h)(5)(i)     Form of Amendment No. 1, dated April 30, 1999, to the Retirement
              Plan Participation Agreement among the Trust, EQFC, The Equitable
              Investment Plan for Employees, Managers and Agents and
              Equitable./11/

(h)(5)(ii)    Amended and Restated Retirement Plan Participation Agreement among the Trust, AXA Advisors, the Investment Plan for Employees,
              Managers and Agents, and Equitable dated as of July 10, 2002./23/

(h)(6)        License Agreement Relating to Use of Name between Merrill Lynch &
              Co., Inc., and the Trust dated April 28, 1997./4/

(h)(7)        Form of Participation Agreement among the Trust, Equitable, AXA
              Distributors and AXA Advisors with respect to the EQ/MONY
              Portfolios./25/

 (i)          Legal Opinion
              -------------

(i)(1)        Opinion and Consent of Katten Muchin & Zavis regarding the legality of the securities being registered./1/

(i)(2)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              Lazard Large Cap Value Portfolio, Lazard Small Cap Value
              Portfolio, and JPM Core Bond Portfolio./5/

(i)(3)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the BT
              Small Company Index Portfolio, BT International Equity Index
              Portfolio, and BT Equity 500 Index Portfolio./6/

(i)(4)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              EQ/Evergreen Foundation Portfolio, EQ/Evergreen Portfolio, and MFS
              Growth with Income Portfolio./9/

(i)(5)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              EQ/Alliance Premier Growth Portfolio, EQ/Capital Research
              Portfolio, EQ/Capital U.S. Equities Portfolio and EQ/Capital
              International Equities Portfolio./10/

(i)(6)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              Alliance Money Market Portfolio, Alliance Intermediate Government
              Securities Portfolio, Alliance Quality Bond Portfolio, Alliance
              High Yield Portfolio, Alliance Balanced Portfolio, Alliance
              Conservative Investors Portfolio, Alliance Growth Investors
              Portfolio, Alliance Common Stock Portfolio, Alliance Equity Index
              Portfolio, Alliance Growth and Income Portfolio, Alliance
              Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio,
              Alliance Global Portfolio, Alliance International Portfolio and
              the Calvert Socially Responsible Portfolio./12/

(i)(7)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              Alliance Technology Portfolio./15/

(i)(8)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities registered with respect to the
              EQ/Putnam Investors Growth Portfolio, the EQ/Putnam Balanced
              Portfolio, the MFS Emerging Growth Companies Portfolio, the Morgan
              Stanley

                                      C-12

              Emerging Markets Equity  Portfolio,  the Warburg Pincus Small
              Company Value Portfolio,  the Merrill Lynch Global Allocation
              Portfolio and the Merrill Lynch Basic Value Portfolio./17/

(i)(9)        Opinion and Consent of Dechert Price & Rhoads regarding the legality of the securities being registered with respect to the
              EQ/AXP New Dimensions Portfolio, EQ/AXP Strategy Aggressive
              Portfolio, EQ/Janus Large Cap Growth Portfolio and FI Mid Cap
              Portfolio./17/

(i)(10)       Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the
              EQ/Marsico Focus Portfolio./20/

(i)(11)       Opinion and Consent of Kirkpatrick & Lockhart LLP regarding the legality of the securities being registered with respect to the
              EQ/MONY Portfolios. (to be filed by amendment).

(i)(12)       Opinion and Consent of Kirkpatrick & Lockhart LLP. (filed
              herewith)

(j)           Consent of PricewaterhouseCoopers LLP, Independent Public
              Accountants. (filed herewith).

(k)           None

(l)           Stock  Subscription  Agreement  between the Trust, on behalf of the T. Rowe Price Equity Income  Portfolio,  and Separate
              Account FP./3/

(m)           Distribution Plans

(m)(1)        Distribution Plan Pursuant to Rule 12b-1 under the Investment
              Company Act of 1940, as amended (the "1940 Act") for the Trust's
              Class IB shares adopted March 31, 1997./4/

(m)(2)        Distribution Plan Pursuant to Rule 12b-1 for the Trust's Class IB
              shares of the EQ/MONY Portfolios. (to be filed by amendment).

(n)           Multiple Class Plan

(n)(1)        Plan Pursuant to Rule 18f-3 under the 1940 Act./4/

(p)           Codes of Ethics
              ---------------

(p)(1)        Code of Ethics of the Trust, AXA Advisors and EDI./15/

(p)(1)(i)     Code of Ethics of the Trust, Equitable, AXA Advisors and AXA
              Distributors dated March 31, 1997 and amended and restated on
              July 11, 2000./17/
(p)(1)(ii)    Revised Code of Ethics of Trust, Equitable, AXA Advisors and AXA
              Distributors dated March 31, 1997 as revised December 10, 2003.
(p)(2)        Code of Ethics of Alliance dated August 1999./15/

(p)(2)(i)     Code of Ethics of Alliance dated as of February 2000, as amended and restated./17/

(p)(2)(ii)    Revised Code of Ethics of Alliance dated January 1, 2001./18/

(p)(2)(iii)   Code of Ethics and Statement of Policy and Procedures Regarding
              Personal Securities Transactions of Alliance dated April 2002./23/

                                      C-13

(p)(2)(iv)    Revised Code of Ethics of Alliance effective June 30, 2003./26/

(p)(3)        Code of Ethics of Bankers Trust/Deutsche Bank./15/

(p)(3)(i)     Code of Ethics of Deutsche effective as of May 26, 2000./17/

(p)(3)(ii)    Revised Code of Ethics of Deutsche dated May 2000 revised November
              2001./21/

(p)(4)        Code of Ethics of Brown, Inc. dated February 10, 1994./15/

(p)(4)(i)     Revised Code of Ethics of Brown./17/

(p)(5)        Code of Ethics of Calvert./15/

(p)(5)(i)     Code of Ethics and Insider Trading Policy and Procedures of
              Calvert./23/
(p)(5)(ii)    Revised Code of Ethics of Calvert effective June 4, 2003./26/

(p)(5)(iii)   Revised Code of Ethics of Calvert effective October 22, 2003.
              (filed herewith).

(p)(6)        Code of Ethics of Capital Guardian./15/

(p)(6)(i)     Code of Ethics of Capital Guardian effective October 1, 2002./26/

(p)(7)        Code of Ethics of Evergreen dated December 17, 1999./15/

(p)(7)(i)     Revised Code of Ethics of Evergreen effective September 1,
              2003./26/

(p)(7)(ii)    Revised Code of Ethics of Evergreen effective January 2, 2004.
              (filed herewith)

(p)(8)        Code of Ethics of J.P. Morgan./15/

(p)(8)(i)     Revised Code of Ethics of J.P. Morgan, effective October 25,
              2001./21/

(p)(9)        Code of Ethics of Lazard, as revised September 27, 1999./15/

(p)(9)(i)     Code of Ethics of Lazard, revised as of April 26, 2000./17/

(p)(9)(ii)    Code of Ethics of Lazard, as revised./20/

(p)(9)(iii)   Revised Code of Ethics of Lazard, effective September 18,
              2001./21/

(p)(9)(iv)    Revised Code of Ethics of Lazard, revised February 2003./26/

(p)(10)       Code of Ethics of MFS, dated March 1, 2000./15/

(p)(10)(i)    Revised Code of Ethics of MFS, effective September 1, 2000./17/

(p)(11)       Code of Ethics of Merrill Lynch Asset Management Group./15/

(p)(11)(i)    Revised Code of Ethics of Merrill Lynch Asset Management Group.
              (filed herewith)

                                      C-14

(p)(12)       Code of Ethics of Morgan Stanley Asset Management./15/

(p)(12)(i)    Revised Code of Ethics of Morgan Stanley, effective January 29,
              2001./18/

(p)(12)(ii)   Revised Code of Ethics of MSIM, effective August 16, 2002./23/

(p)(13)       Code of Ethics of Putnam./15/

(p)(13)(i)    Revised Code of Ethics of Putnam, revised April 2000./17/

(p)(13)(ii)   Revised Code of Ethics of Putnam, effective May 2002./23/

(p)(13)(iii)  Revised Code of Ethics of Putnam, effective September 30,
              2003./26/

(p)(14)(i)    Code of Ethics of Rowe Price Fleming International, dated March
              1999./15/

(p)(14)(ii)   Code of Ethics of T. Rowe Price Associates, Inc., effective
              March 1, 2000./15/

(p)(14)(iii)  Revised Code of Ethics of Rowe Price-Fleming International,
              effective March 1, 2000./17/

(p)(14)(iv)   Code of Ethics of T. Rowe Price International, Inc., effective
              August 8, 2000./17/

(p)(15)       Code of Ethics of Warburg Pincus Asset Management/Credit Suisse
              Asset Management, dated March 1, 2000./15/

(p)(16)(i)    Code of Ethics of Prudential Investments Fund Management, LLC./15/

(p)(16)(ii)   Code of Ethics of Jennison, as amended December 6, 1999./15/

(p)(16)(iii)  Revised Code of Ethics of Prudential Investments Fund Management,
              dated February 29, 2000./17/

(p)(16)(iv)   Revised Code of Ethics of Prudential Investments Fund Management
              LLC, effective August 9, 2001./21/

(p)(16)(v)    Revised Code of Ethcis of Jennison, effective April 25, 2002./23/

(p)(17)       Code of Ethics of Fidelity dated January 1, 2000./17/

(p)(17)(i)    Revised Code of Ethics of Fidelity, dated January 1, 2001./18/

(p)(17)(ii)   Revised Code of Ethics of Fidelity, dated March 14, 2002./23/

(p)(17)(iii)  Revised Code of Ethics of Fidelity, dated January 1, 2003./26/

(p)(18)       Code of Ethics of American Express Financial Corporation dated
              March 2000./17/

(p)(19)       Code of Ethics of Janus Capital Corporation as revised March 1,
              2000./17/

(p)(19)(i)    Code of Ethics of Janus Capital Corporation as revised June 1,
              2001./20/

(p)(19)(ii) Reivsed code of Ethics of Janus, revised April 1, 2002./23/

                                      C-15

(p)(19)(iii)  Revised Code of Ethics of Janus, dated June 9, 2003./26/

(p)(20)       Code of Ethics of Provident./17/

(p)(20)(i)    Revised Code of Ethics of Provident, effective February 15,
              2002./23/

(p)(20)(ii)   Revised Code of Ethics of Provident, effective April 1, 2003./26/

(p)(21)       Code of Ethics of Marsico Capital Management, LLC./17/

(p)(21)(i)    Revised Code of Ethics of Marsico, effective November 15,
              2001./21/

(p)(21)(ii)   Revised Code of Ethics of Marsico, effective March 31, 2003./26/

(p)(21)(iii)  Revised Code of Ethics of Marsico, effective November 20, 2003.
              (filed herewith).

(p)(22)       Code of Ethics of PIMCO effective December 31, 2001./23/

(p)(23)       Code of Ethics of Dresdner effective May 2001./26/

(p)(23)(i)    Revised Code of Ethics of RCM Capital Management LLC (formerly
              Dresdner) effective January 1, 2004.

(p)(24)       Code of Ethics of Firsthand dated May 12, 2001./26/

(p)(25)       Code of Ethics of Wellington Management revised March 1, 2000./25/

(p)(26)       Code of Ethics of Boston Advisors, Inc. ("Boston Advisors")/25/

(p)(27)       Code of Ethics of Caywood-Scholl Capital Management
              ("Caywood-Scholl")./25/

(p)(28)       Code of Ethics of Fred Alger Management, Inc. ("Alger
              Management")/25/

(p)(29)       Code of Ethics of Gabelli Asset Management Company ("GAMCO")./25/

(p)(30)       Code of Ethics of Montag & Caldwell, Inc. ("Montag &
              Caldwell")/25/

(p)(31)       Code of Ethics of MONY Capital Management, Inc. (MONY
              Capital")/25/

(p)(32)       Code of Ethics of Rockefeller & Co., Inc. ("Rockefeller")/25/

(p)(33)       Code of Ethics of SsgA Funds Management, Inc. ("SsgA")/25/

(p)(34)       Code of Ethics of TCW Investment Management Company ("TCW")./25/

(p)(35)       Code of Ethics of UBS Global Asset Management (Americas) Inc.
              ("UBS GAM")/25/

(p)(36)       Code of Ethics of William D. Witter, Inc. ("Witter")/25/

                                      C-16

Other Exhibits:
--------------

              Powers of Attorney./3/

              Power of Attorney for Steven M. Joenk./12/

              Power of Attorney for Theodossios (Ted) Athanassiades./15/

              Power of Attorney for David W. Fox and Gary S. Schpero./16/

              Revised Powers of Attorney./20/

              Amended Powers of Attorney, dated December 6, 2002./23/

----------------------------

1.   Incorporated herein by reference to Registrant's Registration Statement on
     Form N-1A filed on December 3, 1996 (File No. 333-17217).

2.   Incorporated herein by reference to Pre-Effective Amendment No. 1 to
     Registrant's Registration Statement on Form N-1A filed on January 23, 1997
     (File No. 333-17217).

3.   Incorporated herein by reference to Pre-Effective Amendment No. 2 to
     Registrant's Registration Statement on Form N-1A filed on April 7, 1997
     (File No. 333-17217).

4.   Incorporated herein by reference to Post-Effective Amendment No. 1 to
     Registrant's Registration Statement on Form N-1A filed on August 28, 1997
     (File No. 333-17217).

5.   Incorporated herein by reference to Post-Effective Amendment No. 2 to
     Registrant's Registration Statement on Form N-1A filed on October 15, 1997
     (File No. 333-17217).

6.   Incorporated herein by reference to Post-Effective Amendment No. 3 to
     Registrant's Registration Statement on Form N-1A filed on October 31, 1997
     (File No. 333-17217).

7.   Incorporated herein by reference to Post-Effective Amendment No. 4 to
     Registrant's Registration Statement on Form N-1A filed on December 29, 1997
     (File No. 333-17217).

8.   Incorporated herein by reference to Post-Effective Amendment No. 5 to
     Registrant's Registration Statement on Form N-1A filed on March 5, 1998
     (File No. 333-17217).

9.   Incorporated herein by reference to Post-Effective Amendment No. 7 to
     Registrant's Registration Statement on Form N-1A filed on October 15, 1998
     (File No. 333-17217).

10.  Incorporated herein by reference to Post-Effective Amendment No. 8 to
     Registrant's Registration Statement on Form N-1A filed on February 16, 1999
     (File No. 333-17217).

11.  Incorporated herein by reference to Post-Effective Amendment No. 10 to
     Registrant's Registration Statement on Form N-1A filed on April 30, 1999
     (File No. 333-17217).

12.  Incorporated herein by reference to Post-Effective Amendment No. 13 to
     Registrant's Registration Statement on Form N-1A filed on August 30, 1999
     (File No. 333-17217).

13.  Incorporated herein by reference to Post-Effective Amendment No. 14 to
     Registrant's Registration Statement on Form N-1A filed on February 1, 2000
     (File No. 333-17217).

14.  Incorporated herein by reference to Post-Effective Amendment No. 15 to
     Registrant's Registration Statement on Form N-1A filed on February 16, 2000
     (File No. 333-17217).

15.  Incorporated by reference to Post-Effective Amendment No. 16 to
     Registrant's Registration Statement on Form N-1A filed on April 21, 2000
     (File No. 333-17217).

16.  Incorporated by reference to Post-Effective Amendment No. 17 to
     Registrant's Registration Statement on Form N-1A filed on May 30, 2000
     (File No. 333-17217).

                                      C-17

17.  Incorporated by reference to Post-Effective Amendment No. 18 to
     Registrant's Registration Statement on Form N-1A filed on January 23, 2001
     (File No. 333-17217).

18.  Incorporated by reference to Post-Effective Amendment No. 19 to
     Registrant's Registration Statement on Form N-1A filed on March 22, 2001
     (File No. 333-17217).

19.  Incorporated by reference to Post-Effective Amendment No. 20 to
     Registrant's Registration Statement on Form N-1A filed on April 3, 2001
     (File No. 333-17217)

20.  Incorporated by reference to Post-Effective Amendment No. 22 to
     Registrant's Registration Statement on Form N-1A filed on August 13, 2001
     (File No. 333-17217)

21.  Incorporated by reference to Post-Effective Amendment No. 23 to
     Registrant's Registration Statement on Form N-1A filed on February 4, 2002.
     (File No. 333-17217)

22.  Incorporated by reference to Post-Effective Amendment No. 24 to
     Registrant's Registration Statement on Form N-1A filed on April 3, 2002.
     (File No. 333-17217)

23.  Incorporated by reference to Post-Effective Amendment No. 25 to
     Registrant's Registration Statement on Form N-1A filed on February 7, 2003.
     (File No. 333-17217)

24.  Incorporated by reference to Post-Effective Amendment No. 26 to
     Registrant's Registration Statement on Form N-1A filed on March 31, 2003.
     (File No. 333-17217)

25.  Incorporated by reference to Post-Effective Amendment No. 27 to
     Registrant's Registration Statement on Form N-1A filed on January 15, 2004.
     (File No. 333-17217)

26.  Incorporated by reference to Post-Effective Amendment No. 28 to
     Registrant's Registration Statement on Form N-1A filed on February 10,
     2004. (File No. 333-17217)

Item 24. Persons Controlled by or Under Common Control with the Trust

     Equitable controls the Trust by virtue of its ownership of more than 99% of the Trust's shares as of December 31, 2003. All shareholders of the Trust are required to solicit instructions from their respective contract owners as to certain matters. The Trust may in the future offer its shares to insurance companies unaffiliated with Equitable.

     On July 22, 1992, Equitable converted from a New York mutual life insurance company to a publicly-owned New York stock life insurance company. At that time
Equitable became a wholly-owned subsidiary of AXA Financial, Inc. ("AXA
Financial"). AXA Financial continues to own 100% of Equitable's common stock.

     AXA owns, directly or indirectly through its affiliates, 100% of the outstanding common stock of AXA Financial. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, and the
Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investing banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

Item 25. Indemnification

Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust")
and By-Laws.

Article VII, Section 2 of the Trust's Declaration of Trust of the Trust
("Trust") states, in relevant part, that a "Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or
a

                                      C-18

Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or Principal Underwriter of the Trust.
The Trust shall indemnify each Person who is serving or has served at the
Trust's request as a director, officer, trustee, employee, or agent of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise to the extent and in the manner provided in the By-Laws." Article VII,
Section 4 of the Trust's Declaration of Trust further states, in relevant part, that the "Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee of the Trust."

Article VI, Section 2 of the Trust's By-Laws states, in relevant part, that
"[s]ubject to the exceptions and limitations contained in Section 3 of this
Article VI, every [Trustee, officer, employee or other agent of the Trust] shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent." Article VI,
Section 3 of the Trust's By-Laws further states, in relevant part, that "[n]o indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust]: (a) who shall have been adjudicated, by the court or other body before which the proceeding was brought, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office
(collectively, "disabling conduct"); or (b) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise)
without an adjudication by the court or other body before which the proceeding was brought that such [Trustee, officer, employee or other agent of the Trust]
was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such [Trustee, officer, employee or other agent of the Trust] did not engage in disabling conduct: (i) by the court or other body before which the proceeding was brought; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to [a Trustee, officer, employee or other agent of the Trust] with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the [Trustee, officer, employee or other agent of the Trust] was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such [Trustee, officer, employee or other agent of the Trust] has been charged." Article VI, Section 4 of the Trust's By-Laws also states that the "rights of indemnification herein provided (i) may be insured against by policies maintained by the Trust on behalf of any [Trustee, officer, employee or other agent of the Trust], (ii) shall be severable, (iii)
shall not be exclusive of or affect any other rights to which any [Trustee, officer, employee or other agent of the Trust] may now or hereafter be entitled and (iv) shall inure to the benefit of [such party's] heirs, executors and administrators."

Amended and Restated Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering
------------------------
its services to the Trust, and the Trust agrees, as an inducement to Manager's undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, reckless disregard of its duties or its failure to exercise due care in rendering its services to the
Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of

                                      C-19

Manager, who may be or become an officer, Trustee, employee or agent of the
Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 4(a) and 4(b) of certain of the Registrant's Investment Advisory
Agreement state:

4.   LIABILITY AND INDEMNIFICATION

(a) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses)
incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser with respect to the services provided to the Jennison Allocated Portion of the Portfolio hereunder, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for its own actions, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the
Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Manager
Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the
Manager Indemnities may become subject under the 1933 Act, the Investment
Company Act, the Advisers Act, the Exchange Act, or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser, which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an
Adviser Indemnitee (as defined below) for use therein; provided, that the applicable Adviser Indemnitee has had an opportunity to review such information as included in such Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the
Portfolio.

(b) Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof
(within the meaning of Section 2(a)(3) of the Investment Company Act) and all
controlling persons (as described in Section 15 of the 1933 Act) (collectively,
"Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnities may become subject under the 1933 Act, the Investment
Company Act, the Advisers Act, the Exchange Act or under any other statute, at common law or otherwise arising out of or based on (a) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (b) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Manager which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by an Adviser Indemnitee for use therein.

                                      C-20

Section 4 of certain of the Registrant's Investment Advisory Agreements states:

Neither the Adviser nor any of its directors, officers, or employees shall be liable to the Manager for any loss suffered by the Manager resulting from its acts or omissions as Adviser to the Portfolio, except for losses to the Manager or the Trust resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser or any of its directors, officers or employees. The Adviser, its directors, officers or employees shall not be liable to the Manager or the Trust for any loss suffered as a consequence of any action or inaction of other service providers to the Trust in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Trust is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Adviser under this Agreement. Notwithstanding the foregoing, nothing herein shall be deemed to waive any rights against the Adviser under federal or state securities laws.

Section 14 of each of the Registrant's Distribution Agreements states:

The Trust shall indemnify and hold harmless the Distributor from any and all losses, claims, damages or liabilities (or actions in respect thereof) to which the Distributor may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or result from negligent, improper, fraudulent or unauthorized acts or omissions by the Trust or its officers, trustees, agents or representatives, other than acts or omissions caused directly or indirectly by the Distributor.

The Distributor will indemnify and hold harmless the Trust, its officers, trustees, agents and representatives against any losses, claims, damages or liabilities, to which the Trust its officers, trustees, agents and representatives may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i)
any untrue statement or alleged untrue statement of any material fact contained in the Trust Prospectus and/or SAI or any supplements thereto; (ii) the omission or alleged omission to state any material fact required to be stated in the
Trust Prospectus and/or SAI or any supplements thereto or necessary to make the statements therein not misleading; or (iii) other misconduct or negligence of
AXA Advisors in its capacity as a principal underwriter of the Trust's Class IA shares and will reimburse the Trust, its officers, Trustees, agents and representatives for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Distributor shall not be liable in any such instance to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Trust Prospectus and/or SAI or any supplement in good faith reliance upon and in conformity with written information furnished by the Preparing Parties specifically for use in the preparation of the Trust Prospectus and/or SAI.

Section 6 of the Registrant's Mutual Funds Service Agreement states:

(a) Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on Equitable's part (or on the part of any third party to whom Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder)
in the performance of its (or such third party's) duties or from reckless disregard by Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of Equitable) or under an agreement with
Equitable (in the case of such third party) or, subject to Section 10 below,
Equitable's (or such third party's) refusal or failure to comply with the terms of this Agreement (in the case of Equitable) or an agreement with Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case

                                      C-21

of Equitable) or under an agreement with Equitable (in the case of such third party). In no event shall Equitable (or such third party) be liable for any indirect, incidental special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that Equitable may be held liable pursuant to Section
6(a) above, Equitable shall not be responsible for, and the Trust shall indemnify and hold Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

     (i) any and all actions of Equitable or its officers or agents required to be taken pursuant to this Agreement;

     (ii) the reliance on or use by Equitable or its officers or agents of information, records, or documents which are received by Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

     (iii) the Trust's refusal or failure to comply with the terms of this
Agreement or the Trust's lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

     (iv) the breach of any representation or warranty of the Trust hereunder;

     (v) the reliance on or the carrying out by Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

     (vi) any delays, inaccuracies, errors in or omissions from information or data provided to Equitable by data services, including data services providing information in connection with any third party computer system licensed to
Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

     (vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or
(2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

     (viii) any failure of the Trust's registration statement to comply with the
1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust's prospectus;

     (ix) except as provided for in Schedule B.III, the actions taken by the
Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

     (x) all actions, inactions, omissions, or errors caused by third parties to whom Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its
Funds, investment advisers, or Trust distributors.

                                      C-22

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify Equitable pursuant to this Agreement.

Section 12(a)(iv) of the Registrant's Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("Losses") that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank's performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of
1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the
Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of the Manager and Advisers

Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The descriptions of Equitable and each of the advisers under the caption "Management of the Trust" in the Prospectus and under the caption
"Investment Management and Other Services" in the Statement of Additional
Information constituting Parts A and B, respectively, of this Registration
Statement are incorporated herein by reference.

The information as to the directors and officers of Equitable is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-07000) and is incorporated herein by reference.

Equitable, with the approval of the Registrant's board of trustees, selects advisers for each portfolio of the Registrant. The following companies, all of which are registered investment advisers, serve as advisers for the portfolios.

The information as to the directors and officers of Putnam Investment Management
LLC is set forth in its Form ADV filed with the Securities and Exchange
Commission (File No. 801-07974) and is incorporated herein by reference.

                                      C-23

The information as to the directors and officers of MFS Investment Management is set forth in its Form ADV filed with the Securities and Exchange Commission
(File No. 801-17352) and is incorporated herein by reference.

The information as to the directors and officers of Morgan Stanley Asset
Management is set forth in Morgan Stanley Dean Witter Investment Management
Inc.'s Form ADV filed with the Securities and Exchange Commission (File No.
801-15757) and is incorporated herein by reference.

The information as to the directors and officers of Fund Asset Management, L.P.
is set forth in its Form ADV filed with the Securities and Exchange Commission
(File No. 801-12485) and is incorporated herein by reference.

The information as to the directors and officers of Lazard Asset Management is set forth in its Form ADV filed with the Securities and Exchange Commission
(File No. 801-6568) and is incorporated herein by reference.

The information as to the directors and officers of J. P. Morgan Investment
Management Inc. is set forth in its Form ADV filed with the Securities and
Exchange Commission (File No. 801-21011) and is incorporated herein by reference.

The information as to the directors and officers of Evergreen Investment
Management Co. is set forth in its Form ADV filed with the Securities and
Exchange Commission (File No. 801-8327) and is incorporated herein by reference.

The information as to the directors and officers of Alliance is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-56720)
and is incorporated herein by reference.

The information as to the directors and officers of Capital Guardian Trust
Company is set forth in its Form ADV filed with the Securities and Exchange
Commission (File No. 801-60145) and is incorporated herein by reference.

The information as to the directors and officers of Calvert Asset Management
Company, Inc. is set forth in its Form ADV filed with the Securities and
Exchange Commission (File No. 801-17044) and is incorporated herein by reference.

The information as to the directors and officers of Brown Capital Management is set forth in its Form ADV filed with the Securities and Exchange Commission
(File No. 801-19287) and is incorporated herein by reference.

The information as to the directors and officers of Fidelity Management &
Research Company is set forth in its Form ADV filed with the Securities and
Exchange Commission (File No. 801-7884) and is incorporated herein by reference.

The information as to the directors and officers of Janus Capital Corporation is set forth in its Form ADV filed with the Securities and Exchange Commission
(File No. 801-13991) and is incorporated herein by reference.

The information as to the directors and officers of Marsico Capital Management,
LLC is set forth in its Form ADV filed with the Securities and Exchange
Commission (File No. 801-54914) and is incorporated herein by reference.

                                      C-24

The information as to the directors and officers of Boston Advisors is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-18130) and is incorporated herein by reference.

The information as to the directors and officers of Caywood-Scholl is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-57906) and is incorporated herein by reference.

The information as to the directors and officers of Alger Management, is set forth in its Form ADV filed with the Securities and Exchange Commission (File
No. 801-6709) and is incorporated herein by reference.

The information as to the directors and officers of GAMCO is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-14132)
and is incorporated herein by reference.

The information as to the directors and officers of Montag & Caldwell is set forth in its Form ADV filed with the Securities and Exchange Commission (File
No. 801-15398) and is incorporated herein by reference.

The information as to the directors and officers of MONY Capital is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-61066) and is incorporated herein by reference.

The information as to the directors and officers of Rockefeller is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-15106) and is incorporated herein by reference.

The information as to the directors and officers of SSgA is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-60103)
and is incorporated herein by reference.

The information as to the directors and officers of TCW is set forth in its Form
ADV filed with the Securities and Exchange Commission (File No. 801-29075) and
is incorporated herein by reference.

The information as to the directors and officers of UBS GAM is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-34910)
and is incorporated herein by reference.

The information as to the directors and officers of Wellington Management is set forth in its Form ADV filed with the Securities and Exchange Commission (File
No. 801-15908) and is incorporated herein by reference.

The information as to the directors and officers of Witter is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-12695)
and is incorporated herein by reference.

The information as to the directors and officers of Firsthand is set forth in its Form ADV filed with the Securities and Exchange Commission (File No.
801-45534) and is incorporated herein by reference.

The information as to the directors and officers of Dresdner is set forth in its
Form ADV filed with the Securities and Exchange Commission (File No. 801-56308)
and is incorporated herein by reference.

Item 27. Principal Underwriters.

     (a) AXA Advisors and AXA Distributors are the principal underwriters of the
Trust's Class IA shares and Class IB shares. AXA Advisors also serves as a principal underwriter for the following entities: AXA Premier Funds Trust; AXA
Premier VIP Trust; Separate Account Nos. 45, 66 and 301 of Equitable; and
Separate Accounts A, I and FP of Equitable. AXA Distributors also serves as a principal underwriter for AXA Premier Funds Trust, AXA Premier VIP Trust and
Separate Account No. 49 of Equitable.

                                      C-25

     (b) Set forth below is certain information regarding the directors and officers of AXA Advisors and AXA Distributors, the principal underwriters of the
Trust's Class IA and Class IB shares. The business address of each person listed below is 1290 Avenue of the Americas, New York, New York 10104.

=====================================================================================================================
                                                  AXA Advisors LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA ADVISORS   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               LLC                                       THE TRUST
---------------------------------------------------------------------------------------------------------------------
DIRECTORS
      Harvey E. Blitz                          Director
      Jerald E. Hampton                        Director
      Robert S. Jones                          Director
      Richard V. Silver                        Director
      Thomas Wirtshafter                       Director
      Mark R. Wutt                             Director
---------------------------------------------------------------------------------------------------------------------
OFFICERS

      Jerald E. Hampton                        Chairman of the Board Co President and
                                                     Chief Executive Officer
      Robert S. Jones                          Co President and Co Chief Executive
                                                     Officer
      Thomas Wirtshafter                       Chief Operating Officer
      Ned Dane                                 Executive Vice President
      Edward J. Hayes                          Executive Vice President

      Peter D. Noris                           Executive Vice President                  Chairman of the Board
      James P. Bodovitz                        Senior Vice President and
                                                     General Counsel

      Kevin Bryne                              Senior Vice President and Treasurer
      Stephen T. Burnthall                     Senior Vice President
      Janell Chan                              Senior Vice President
      Jill Cooley                              Senior Vice President and Operations
                                                     Officer
      Paul Gallagher                           Senior Vice President
      James Goodwin                            Senior Vice President
      Jeffrey Green                            Senior Vice President
      Eric Mosholt                             Senior Vice President
      David Cerza                              First Vice President
      Donna M. Dazzo                           First Vice President
      Amy Franceschini                         First Vice President
      Darren Gitlitz                           First Vice President
      Peter Mastrantuono                       First Vice President
      David Mahler                             Vice President and Compliance Officer
      Mark D. Godofsky                         Vice President and Controller
      Linda Galasso                            Vice President and Secretary
      Beth Andreozzi                           Vice President
      Raymond T. Barry                         Vice President
      Michael Brzozowski                       Vice President
      Claire A. Comerford                      Vice President
      Gary Gordon                              Vice President
      Michael V. Higgins                       Vice President
      Gisela Jackson                           Vice President
=====================================================================================================================

                                       26

=====================================================================================================================
                                                  AXA Advisors LLC
=====================================================================================================================
NAME AND PRINCIPAL                             POSITIONS AND OFFICES WITH AXA ADVISORS   POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                               LLC                                       THE TRUST
---------------------------------------------------------------------------------------------------------------------
      Frank Massa                              Vice President
      Jose Montenegro                          Vice President
      Roger Pacheco                            Vice President
      Edna Russo                               Vice President
      Michael Ryniker                          Vice President
      James Woodley                            Vice President
      Frank Acierno                            Assistant Vice President
      Harvey Blitz                             Assistant Vice President
      Francesca Divone                         Assistant Secretary

=====================================================================================================================
                                               AXA Distributors, LLC
=====================================================================================================================
                                               POSITIONS AND OFFICES WITH EQUITABLE      POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, INC.                        THE TRUST
---------------------------------------------------------------------------------------------------------------------
DIRECTORS

      Jerald Hampton                           Director
      Deanna Mulligan                          Director
      Laura Pantaleo                           Director
---------------------------------------------------------------------------------------------------------------------
OFFICERS
      Jerald Hampton                           Chairman of the Board, President and
                                                   Chief Executive Officer
      Hunter Allen                             Senior Vice President and National
                                                   Sales Director
      Michael Brandreit                        Senior Vice President
      Megan Condron                            Senior Vice President and Key Account
                                                   Manager
      Nelida Garcia                            Senior Vice President
      Harry Johnson                            Senior Vice President
      Michael McDaniel                         Senior Vice President and Broker
                                                   Dealer National Sales Desk
                                                   Manager
      Robert Mullett                           Senior Vice President
      Daniel Roebuck                           Senior Vice President
      Brian Tutor                              Senior Vice President
      Norman J. Abrams                         Vice President and General Counsel
      Kurt Auleta                              Vice President and Annuity Sales Desk
                                                   Manager
      Raymond T. Barry                         Vice President
      Jeffrey Coomes                           Vice President
      Daniel Faller                            Vice President
      Carol Fracasso                           Vice President and Life Sales Desk
                                                   Manager
      Linda Galasso                            Vice President and Secretary
      David Halstead                           Vice President
      Page Long                                Vice President
      Sandra Narvaez                           Vice President
      Dimas Nunez                              Vice President
      Patrick O'Shea                           Vice President and Chief Financial
                                               Officer
=====================================================================================================================

                                      C-27

=====================================================================================================================
                             AXA Distributors, LLC
---------------------------------------------------------------------------------------------------------------------
                                               POSITIONS AND OFFICES WITH EQUITABLE      POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS ADDRESS            DISTRIBUTORS, INC.                        THE TRUST
---------------------------------------------------------------------------------------------------------------------
      Anthea Perkinson                         Vice President and Key Account
                                                  Manager
      Ronald R. Quist                          Vice President and Treasurer
      Alice Stout                              Vice President
      Mary Toumpas                             Vice President
      Steve Carapella                          Assistant Vice President
      Nahula Ethirveerasingam                  Assistant Vice President
      Sandra Ferantello                        Assistant Vice President
      Michale Gass                             Assistant Vice President
      Kelly Ridell                             Assistant Vice President
      Francesca Divone                         Assistant Secretary
=====================================================================================================================

     (c)  Inapplicable.

Item 28. Location of Accounts and Records

     Books or other documents required to be maintained by Section 31(a) of the
Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)      With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
         (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

         JPMorgan Chase Bank
         4 Chase MetroTech Center
         Brooklyn, New York 11245

(b)      With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
         (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant's
         Manager or Sub-Administrator:

         J. P. Morgan Investors Services Co.            The Equitable Life Assurance
         73 Tremont Street                              Society of the United States
         Boston, MA 02108                               1290 Avenue of the Americas
                                                        New York, New York  10104

(c)      With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the
         required books and records are maintained at the principal offices of the Registrant's Manager or Advisers:
The Equitable Life Assurance Society                    Putnam Investment Management, Inc.
   of the United States                                 One Post Office Square
1290 Avenue of the Americas                             Boston, MA  02109
New York, NY 10104

                                      C-28

MFS Investment Management                    Morgan Stanley Asset Management Inc.
500 Boylston Street                          1221 Avenue of the Americas
Boston, MA 02116                             New York, NY 10020

Fund Asset Management, L.P.                  Lazard Asset Management
800 Scudders Mill Road                       30 Rockefeller Plaza
Plainsboro, NJ 08543-9011                    New York, NY 10112

J.P. Morgan Investment Management Inc.       Evergreen Investment Management Company,
522 Fifth Avenue                             LLC
New York, NY 10036                           200 Berkely Street--Suite 9000
                                             Boston, MA 02116

Alliance Capital Management, L.P.            Capital Guardian Trust Company
1345 Avenue of the Americas                  11100 Santa Monica Boulevard
New York, NY 10105                           17th Floor
                                             Los Angeles, CA 90025

Calvert Asset Management Company, Inc.       Brown Capital Management, Inc.
4550 Montgomery Avenue                       1201 North Calvert Street
Suite 1000N                                  Baltimore, MD 21202
Bethesda, MD 20814

Fidelity Management & Research Company       Janus Capital Corporation
82 Devonshire Street                         100 Fillmore Street
Boston, MA 02109                             Denver, CO 80206-4928

RCM Capital Management LLC                   Marsico Capital Management, LLC
Four Embarcadero Center                      1200 17th Street
San Francisco, CA 94111-41                   Denver, CO 80202

                                             Firsthand Capital Management, Inc.
                                             125 South Market
                                             Suite 1200
                                             San Jose, CA 95113

Boston Advisors, Inc.                        Caywood-Scholl Capital Management
One Federal Street 26th Floor                4350 Executive Drive
Boston, MA 02110                             Suite 125
                                             San Diego, CA 92121

Fred Alger Management, Inc.                  Gabelli Asset Management Company
111 Fifth Avenue                             One corporate Center
2nd Floor                                    Rye, NY 10580
New York, NY 10003

Montag & Caldwell, Inc.                      MONY Capital Management, Inc.
3455 Peachtree Road, N.W.                    1740 Broadway
Suite 1200                                   New York, NY 10019
Atlanta, GA 30326-3249

                                     C-29

Rockefeller & Co., Inc.                 SsgA Funds Asset Management, Inc.
30 Rockefeller Plaza                    Two International Place
54th Floor                              Boston, MA 02110
New York, NY 10122

TCW Investment Management Company       UBS Global Asset Management (Americas) Inc.
865 South Figueroa Street               One North Wacker Drive
Suite 1800                              Chicago, IL 60606
Los Angeles, CA 90017

William D. Witter, Inc.                 Wellington Management Company, LLP
One Citicorp Center                     75 State Street
153 East 53rd Street                    Boston, MA 02109
New York, NY 10022

Item 29.   Management Services:

              None.

Item 30.   Undertakings

              Inapplicable.

                                     C-30

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended ("1933
Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be
signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 7th day of April 2004.

                                             EQ ADVISORS TRUST

                                             By:    /s/ Steven M. Joenk*
                                                   --------------------------
                                             Name:  Steven M. Joenk
                                             Title: President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                          Title                          Date
---------                                          -----                          ----
/s/ Steven M. Joenk*                   President and Chief Executive         April 7, 2004
----------------------------                      Officer
Steven M. Joenk

/s/ Peter D. Noris*                               Trustee                    April 7, 2004
----------------------------
Peter D. Noris

/s/ Jettie M. Edwards*                            Trustee                    April 7, 2004
----------------------------
Jettie M. Edwards

/s/ William M. Kearns*                            Trustee                    April 7, 2004
---------------------------
William M. Kearns, Jr.

/s/ Christopher P.A. Komisarjevsky*               Trustee                    April 7, 2004
----------------------------
Christopher P.A. Komisarjevsky

/s/ Theodossios Athanassiades*                    Trustee                    April 7, 2004
----------------------------
Theodossios (Ted) Athanassiades

/s/ David W. Fox*                                 Trustee                    April 7, 2004
----------------------------
David W. Fox

/s/ Gary S. Schpero*                              Trustee                    April 7, 2004
----------------------------
Gary S. Schpero

/s/ Harvey Rosenthal*                             Trustee                    April 7, 2004
----------------------------
Harvey Rosenthal

/s/ Kenneth T. Kozlowski*              Treasurer and Chief Financial         April 7, 2004
----------------------------                      Officer
Kenneth T. Kozlowski

*  By:   /s/ Patricia Louie
----------------------------
         Patricia Louie
         (Attorney-in-Fact)

                                  Exhibit Index

(d)(19)(ii)   Amendment No. 2 dated as of March 1, 2004 to Investment Advisory
              Agreement between Equitable and Fidelity dated July 24, 2000.

(i)(12)       Opinion and Consent of Kirkpatrick & Lockhart LLP.

(j)           Consent of PricewaterhouseCoopers LLP, Independent Public
              Accountants.

(h)(2)(xii)   Amendment No. 2 dated as of May 1, 2004 to the Fourth Amended and
              Restated Expense Limitation Agreement between Equitable and the
              Trust dated as of May 1, 2002.

(p)(1)(ii)    Revised Code of Ethics of Trust, Equitable, AXA Advisors and AXA
              Distributors dated March 31, 1997 as revised December 10, 2003.

(p)(5)(iii)   Revised Code of Ethics of Calvert effective October 22, 2003.

(p)(7)(ii)    Revised Code of Ethics of Evergreen effective January 2, 2004.

(p)(11)(i)    Revised Code of Ethics of Merrill Lynch Asset Management Group

(p)(21)(iii)  Revised Code of Ethics of Marsico effective November 20, 2003.

(p)(23)(i)    Revised Code of Ethics of RCM Capital Management LLC effective
              January 1, 2004.